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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7428

ING Mutual Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       October 31

Date of reporting period:       November 1, 2012 to April 30, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2013

Classes A, B, C, I, O, R and W

Global and International Funds

■  ING Diversified Emerging Markets Debt Fund
■  ING Diversified International Fund
■  ING Global Bond Fund
■  ING Global Perspectives Fund
■  ING International Small Cap Fund
■  ING International Value Choice Fund
■  ING International Value Equity Fund
     (formerly, ING Global Value Choice Fund)
■  ING International Value Fund
■  ING Russia Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	15
Statements of Assets and Liabilities	17
Statements of Operations	23
Statements of Changes in Net Assets	26
Financial Highlights	31
Notes to Financial Statements	38
Summary Portfolios of Investments	58
Shareholder Meeting Information	93
Advisory Contract Approval Discussion	94

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Financial Literacy

Dear Shareholder,

Investment professionals dedicate their careers to developing and applying financial expertise to benefit clients. Not everyone needs to understand investing at that level, but a measure of financial literacy is an important skill in the modern world. Unfortunately, financial literacy is not widespread.

I was reminded of this recently by a New York Times exposé of predatory lending practices targeted at pre- and post-retirees in financial distress. So-called “pension advance” companies lure customers with the promise of easy money, in exchange for a cut of the borrower’s retirement benefits. The lenders skirt regulatory scrutiny by disguising the loans as “advances”; the lending terms are usurious, with interest rates ranging between 36% to more than 100%. In some cases, borrowers are required to take out life insurance policies that name the lender as the sole beneficiary.

The global recession and the slouching economic recovery since have put many under financial strain. For those in desperate circumstances there may be few good choices, but a measure of financial literacy might help avoid the poorest ones. Among these are surely borrowing against your retirement benefits, payday loans, refund anticipation loans and the like. Borrowing from your retirement savings account is less damaging but should only be a last resort, as you are diverting assets that otherwise could potentially compound to your future benefit.

In a recent paper for the National Bureau of Economic Research, Annamaria Lusardi at the George Washington University School of Business and Olivia S. Mitchell at the University of Pennsylvania’s Wharton School, find a stark correlation between financial literacy and wealth accumulation: Those who do not plan are likely to reach retirement with half the wealth of those who do.

Many factors can affect this outcome, among them being less influenced by the choices of peers, choosing less costly investment products and services, and, as we consistently advocate, maintaining a well-diversified investment portfolio. A foundational insight of behavioral psychology is that people tend to overrate their abilities: The less they know about a subject the more their self-assessment diverges from reality. Hence, our oft-repeated advice: Before taking any action, discuss all proposed changes of your investment program thoroughly with your financial advisor.

As always, it is an honor to serve your investment needs at ING Funds. We appreciate your continued confidence in us, and look forward to serving your needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 1, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2013

The new fiscal year commenced with global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, rallying after a two-month slump that had ended in early June. Central banks from the U.S. to the U.K. to the European Central Bank (“ECB”) were keeping interest rates so low that investors were ratcheting their risk exposures higher in search of return. Early in 2013 they would be joined by the Bank of Japan, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. For the first half of our fiscal year, the index surged 16.70%. (The MSCI World IndexSM returned 14.67% for the six-months ended April 30, 2013, measured in U.S. dollars.)

Much of the strength in global equities rested on a recovery in the euro zone after ECB President Draghi’s July pronouncement, amid waves of pessimism about the euro zone’s ability to survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro”. This seemed to work and by early 2013 the financial media had stopped talking about the euro’s inevitable demise. But confidence was then shaken twice. First, at the end of February, the Italian general election ended in the worst possible result: a stalemate on low turnout that signaled the rejection of reform. Next, in March, euro zone finance ministers agreed the basis of a bailout for insolvent Cyprus banks. It included a levy on all bank deposits, even insured deposits. The ministers soon backed off in the face of public outcry, but the damage was done. Final measures spared insured deposits but imposed a higher levy on uninsured deposits and came with capital controls to prevent a run on banks. In short order, a euro held in one country was different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., sentiment ebbed and flowed with economic data, which seemed to be improving but faded near the end. In particular the April employment report showed just 88,000 new jobs created in March, with the unemployment rate still stubbornly high at 7.6%. Indeed the Federal Reserve announced that it did not expect the 6.5% unemployment rate, which might presage tighter money, until 2015. Retail sales, purchasing managers’ indices and durable goods orders all disappointed in April, as did the preliminary estimate of first quarter gross domestic product (“GDP”), at 2.5% annualized.

There was little cheer on the political front. While the “fiscal cliff” had been avoided on the last day of 2012, in March large, indiscriminate federal spending cuts were initiated, the creeping chill from which was being blamed for the cooling economy as the fiscal half-year ended.

There was better news from the housing market. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 9.3% year-over-year gain, the most since 2006, with reports of demand outstripping supply in formerly hard-hit regions.

In U.S. fixed income markets the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose by a slight 0.09% in the six months through April, with the sub-indices relating to Treasuries and mortgages recording losses and investment grade corporates showing gains, in each case less than 1%. By contrast the Barclays High Yield Bond — 2% Issuer Constrained Composite Index returned 6.28%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 14.42% in the half-year, on the last day making a new all-time closing high, having eclipsed one month earlier the long-standing peak achieved on October 9, 2007. All sectors rose, led by consumer discretionary with a gain of 19.80% and health care 19.62%, while technology 6.7% and energy 8.34% lagged the most. Operating earnings per share for S&P 500® companies had set a record in the second quarter of 2012, before falling 9% by the fourth quarter. But with two thirds of companies having reported by the end of April, earnings for the first quarter of 2013 were in line for another all-time high.

In currency markets, the dollar slipped 1.58% against the resilient euro over the six months as events described above in Italy and Cyprus did not lead to contagion. The dollar rose 3.84% against the pound. Moody’s relieved the U.K. of its Aaa credit rating as the UK made little progress in reducing its budget deficit despite the regime of austerity. But the dollar climbed 22.16% over the yen due to the impending aggressive monetary easing in Japan.

In international markets, the MSCI Japan® Index exploded to the upside by 59.52% and one well-watched index of Japanese stocks scored a 13-week winning streak for the first time since 1973. Investors hoped new Prime Minister Abe’s and Bank of Japan Governor Kuroda’s efforts to conquer deflation and get consumers and businesses spending again, would bear fruit. It was an uphill climb as the core consumer price index was reported in April as having fallen for the fifth straight month. The MSCI Europe ex UK® Index rose 13.40%, boosted by much larger rises in non-euro Switzerland and some Nordic markets. The euro zone reported its fifth straight quarterly fall in GDP and a new record unemployment rate of 12.1%, the range gaping from 5.4% in Germany to 26.7% in Spain. The MSCI UK® Index added 13.19%, with strength in financials and staples more than offsetting weakness in mining and energy. Having grown by 0.9% in the third quarter of 2012, largely due to statistical anomalies, fourth quarter GDP fell by 0.3%. But the “triple dip” recession was avoided as this fall was reversed in the first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified
A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.

JP Morgan Emerging Markets Bond Index Global Diversified
Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond Index — Emerging Markets Global Diversified
A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

MSCI All Country World IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI EAFE Small Cap Index
An equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 2,158 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

BENCHMARK DESCRIPTIONS

Index	Description
Russia Trading System Index
A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

S&P Developed ex-US SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

ING DIVERSIFIED EMERGING MARKETS DEBT FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of April 30, 2013 (percent of net assets)
Hard Currency	40%
Local Currency	40%
Corporates	20%

Portfolio holdings are subject to change daily. The fund can deviate from these targets based on an assessment of the current market conditions or other factors.

ING Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt” or the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets in debt instruments of, or derivatives having economic characteristics similar to, the debt instruments of issuers in emerging market countries (collectively, “EMD securities”). Though the Fund may make direct investments in EMD securities, it achieves its exposures primarily through investments in other ING funds (“underlying funds”). The Fund is managed by Brian Timberlake, Michael Mata and Matthew Toms, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the period from inception on November 2, 2012 through April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.56% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”) and a composite index which is a blend of 40% JP Morgan Government Bond Index — Emerging Markets Global Diversified, 40% JPM EMBI, and 20% JP Morgan Corporate Emerging Markets Bond Index Diversified, which returned 2.49% and 4.48%, respectively for the same period.

Portfolio Specifics: Outperformance versus the benchmark was primarily due to overweights in emerging market corporates and emerging market local currency debt. Negative return drivers came from emerging market hard currency debt. The entire emerging market asset class struggled during the first quarter of 2013 but rebounded in April.

The Fund was positioned to a slight underweight in emerging market hard currency debt during the six-month period. Investor concerns around European sovereign risk reignited in March, and the instability made for a challenging few months in the hard currency market. Consequently, it was the worst performing asset class in the Fund. An overweight in high yield securities and an underweight to investment grade bonds were the primary drivers of any positive absolute contribution, as the Fund was approximately 10% overweight high yield versus the benchmark during the period. Among the positive performers were the Fund’s overweights to Europe, the Middle East and Africa (“EMEA”) and to specific high-yield countries such as Venezuela. The Fund also benefited from an underweight to Asia, as that region underperformed due to geopolitical tension and weakening economic data.

Emerging market local currency debt started the period with strong performance, but struggled in March as political uncertainty flared up in Europe because of the Italian political stalemate and Cyprus’ banking issues. Thematically, our bias was to be overweight emerging market currencies across Latin America, EMEA and Asia versus the U.S. dollar. Unfortunately, most currencies, especially those on the periphery of the euro zone, sold off and detracted from performance. In terms of duration, the Fund held overweight positions in select emerging market countries such as Mexico and South Africa. However, emerging market local rates underperformed as the market turned toward “risk-off” sentiment with the political uncertainty in Europe. April saw a big rally following the Bank of Japan’s aggressive monetary easing announcement early in the month. This offset the negative performance of the first three months of 2013 and was a big contributor to the Funds’ performance for the period.

Emerging market corporate bonds were a steady source of added value over the period, with strong outperformance and positive returns even during the challenging early months of 2013. Regionally, Fund performance was driven by strong security selection in Chile and Mexico and by overweights to select Latin American (“LATAM”) countries. Industry outperformance was seen in telecommunications, and security selection in energy and industrials led the way on an industry basis. As with the other emerging market asset classes, there was spread widening triggered by record new issuance early in the period and by European political noise towards the end of the period. Fund flows into the asset class continue to be strong, although weakened commodity prices could be a headwind due to their heavy correlation with emerging markets.

Current Outlook and Strategy: Even with the global economy losing a little steam over the first quarter of 2013, our theme of emerging markets that we believe will outperform their developed market counterparts remains in place. We believe this theme will be supported by continuing central bank liquidity and low global rates, which should continue to create demand for the higher yields offered in the asset class.

Emerging markets’ share of the global economy continues to increase and we believe fundamentals are attractive, with stable debt-to-GDP ratios. We expect that growth-supportive policies will continue to be implemented and inflows into the asset class from yield-seeking investors will remain strong. In emerging market local currency, we are overweight relative to the benchmark as strong inflows and economic growth lead us to believe they will outperform their hard currency counterparts. Select overweights include exposure to the Brazilian real and Polish zloty, with a bias to underweight the U.S. dollar. In hard currency, we expect the Fund to remain overweight to high yield quality issuers as fears of rising U.S. yields have waned and hard currency inflows have turned positive.

Our outlook for emerging market corporates is cautiously optimistic, as the asset class re-priced relative to U.S. corporates when the weakness in commodity prices filtered through to spreads. Fundamentally, credit metrics have been negatively impacted by the weakness in commodity prices. The Fund is currently underweight much of Asia and overweight high yield; we have reduced its exposure to certain commodity sensitive industries.

*	Effective March 22, 2013, Jennifer Gorgoll was removed as a portfolio manager of the Fund. Effective June 10, 2013, Marcelo Assalin was removed as a portfolio manager of the Fund and Matthew Toms and Brian Timberlake were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED INTERNATIONAL FUND

Target Allocations as of April 30, 2013 (as a percentage of net assets)
International Equity	85%
Emerging Markets	15%

Portfolio holdings are subject to change daily.

ING Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.22% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 12.78% for the same period.

Portfolio Specifics: The Fund is managed to a long-term strategic asset allocation, which differs in some respects from the benchmark. The Fund’s strategic allocation consists of MSCI EAFE® 40%, MSCI EAFE® Growth 20%, MSCI EAFE® Value 20%, MSCI Emerging Markets 15% and MSCI EAFE® Small Cap 5%. During the period there were no changes to the strategic allocation. Performance benefited from the Fund’s explicit allocation to outperforming international small cap equities pursuant to the strategic asset allocation compared to the benchmark. In addition the Fund tends to have a lower allocation to Canadian equities than the benchmark and this boosted relative returns because Canada’s resource based stocks as a whole lagged other international classes.

The Fund’s underperformance was mainly due to weak stock selection in three underlying funds: principally ING International Core Fund and to a lesser extent ING International Growth Fund and ING International Value Fund. One bright spot came from the emerging markets, despite posting the lowest international index return for the period. ING Emerging Markets Equity Fund performed well thanks to strong stock selection.

During the period we replaced one of the two underlying managers in the ING International Small Cap Fund: Schroder Investment Management North America Inc. was replaced by Wellington Management Company, LLP (“Wellington Management”).

Current Strategy and Outlook: The growth scare, which many feared after key economic indicators in the United States weakened for April, proved to be short lived. Economic data improved in the United States throughout the remainder of the month into May, as evidenced by indicators in the labor market, housing market and consumer spending. Although we are not out of the woods in terms of the full effects from the federal budget sequester and higher tax rates that were enacted earlier this year, so far consumers have weathered these headwinds well. We continue to see further indications that European policy makers are willing to reconsider fiscal austerity. Nevertheless, we believe that a large-scale move to fiscal stimulus will depend on the outcome of September’s election in Germany. Economic data from China continue to be uninspiring, reinforcing a consensus view that emerging markets, China in particular, will remain weak. Given our outlook we will maintain our strategic allocation and our neutral tactical allocation keeping a close eye on the markets.

(1)	The members of the Asset Allocation Committee are: Halvard Kvaale, Paul Zemsky and Heather Hackett.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL BOND FUND	PORTFOLIO MANAGERS’ REPORT

	Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	United States	44.7%
	Brazil	8.2%
	Russia	5.9%
	Netherlands	4.8%
	Cayman Islands	4.8%
	Germany	3.6%
	United Kingdom	2.7%
	Malaysia	2.1%
	South Africa	1.9%
	Peru	1.8%
	Countries between 0.0%–1.4%ˆ	18.6%
	Assets in Excess of Other Liabilities*	0.9%
	Net Assets	100.0%

*	Includes short-term investments and purchased options.
ˆ	Includes 56 countries, which each represents 0.0%–1.4% of net assets.

Portfolio holdings are subject to change daily.

ING Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers, Michael Mata and Brian Timberlake, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.15% compared to the Barclays Global Aggregate Index (“BGA Index”), which returned (1.07)% for the same period.

Portfolio Specifics: During the period, accommodative monetary policies pushed investors to search for yield in excess of long-term inflation expectations. The beginning of 2013 saw encouraging improvement in U.S. growth, U.S. dollar strength and decreasing correlations among asset classes. Spread sectors reacted positively to headline news. Nonetheless, global growth disappointment soured the end of the reporting period. Modest fiscal tightening slowed the U.S. economy, and prices fell somewhat as investors priced in an expected interest rate cut from the European Central Bank. The big story for the period was the Bank of Japan launching an unprecedented quantitative easing policy, which prompted a swift devaluation of the yen. This aggressive tactic changed the pattern of Asian currency import/export advantages and the relationships between local and hard currency denominated debt.

The Fund outperformed its benchmark, the Barclays Global Aggregate Index, thanks to important contributions from currency management and security selection. Asset allocation detracted from relative results for the reporting period but was more than offset by the positive impacts from currency, selection and yield curve positioning. With a stronger “risk-on” sentiment during the quarter, Fund performance benefited greatly from our overweight positions in emerging market (“EM”) currencies, as well as our underweights to the yen and pound sterling. Among the currencies that contributed to results during the period were the Mexican peso and the Brazilian real — both of which benefited from a stronger U.S. dollar. Among the main detractors over the period were the Hungarian forint and South African rand.
Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	6.6%
Netherlands Government Bond, 1.250%, 01/15/18	4.6%
Russian Federal Bond — OFZ, 7.050%, 01/19/28	3.2%
United States Treasury Bond, 2.750%, 11/15/42	2.5%
Fannie Mae, 3.500%, 12/25/40	2.5%
Bundesrepublik Deutschland, 4.000%, 01/04/18	2.0%
United States Treasury Note, 1.125%, 04/30/20	1.8%
United States Treasury Bond, 2.000%, 02/15/23	1.7%
Malaysia Government Bond, 3.461%, 07/31/13	1.6%
South Africa Government Bond, 8.750%, 02/28/48	1.6%

Portfolio holdings are subject to change daily.

For much of the period, Fund positioning remained centered around asset classes that we believed would respond favorably to any type of positive economic data, e.g., stronger housing prices or unemployment rates. Accordingly, we favored sectors such as U.S. and EM corporate bonds, EM hard currency bonds, high yield corporate bonds and residential and commercial mortgage-backed securities. In contrast, we remained neutral to investment grade corporate bonds. Emerging market bonds, particularly non-U.S.-dollar denominated bonds, contributed to relative results. The Fund’s investment grade holdings, in contrast, detracted from performance. Commercial mortgage-backed securities (“CMBS”) and high yield made important contributions to relative results during the period. Asset-backed securities (“ABS”), on the other hand, were a drag on performance. Other contributions and detractions were less significant, distributed widely across asset classes.

Impact of Derivatives: During the reporting period the Fund used derivatives to manage currency exposures and as proxies for securities that couldn’t be purchased efficiently. Derivatives hurt relative performance for the period, causing most of the detraction attributed to asset allocation.

Current Strategy and Outlook: Even with the global economy losing a little steam recently, we reaffirm our themes of modest U.S. growth, a mediocre to subpar Europe and emerging markets outperforming their developed counterparts. We expect these themes to be supported by continuing central bank liquidity and investors’ search for yield. We intend to favor spread sectors with underlying correlations to global growth, e.g., CMBS, ABS and EM corporates. The high yield market continues to see all-time low yields while default rates remain steady, which we think portends a supportive marketplace for excess returns in the near future. CMBS issuance is set to outpace the level of 2012 and demand for this sector has been growing, producing strong fundamentals and significant opportunity. Fund positioning for investment grade credit remains neutral to underweight for the foreseeable future, as corporate spreads near new post-crisis lows. Also, we expect to keep the allocation to residential mortgage-backed securities neutral.

Our significant bias towards emerging market currencies remains unchanged, as we see better relative value in EM than in developed markets. Notable underweights include the U.S. dollar, euro and Japanese yen. We expect to maintain the Fund’s strategic emerging market overweights, e.g., the Brazilian real and Polish zloty, as long as fundamentals remain positive and valuations remain attractive.

In duration and curve positioning, we expect to maintain key underweights to rates from most euro zone countries, e.g., Spain and Italy. Economic conditions seem to be deteriorating and debt dynamics look potentially unsustainable at current yield levels. A significant underweight exposure to Japanese rates will likely continue as the Bank of Japan pursues its extraordinary policy accommodation. Emerging market hard currency exposure is likely to be concentrated in overweights to Europe, the Middle East and Africa and Latin American high yield bonds. We expect to retain local currency exposure in growth-oriented countries such as Brazil, Mexico and South Africa.

*	Effective May 31, 2013, Robert Robis was removed as a portfolio manager of the Fund and Brian Timberlake was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL PERSPECTIVES FUND

Target Allocations as of April 30, 2013 (percent of net assets)
U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%

Portfolio holdings are subject to change daily.

ING Global Perspectives Fund (“Global Perspectives” or the “Fund”) seeks total return. Under normal market conditions, the sub-adviser invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Doug Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Approximately 60% of the Fund’s net assets are allocated to underlying funds that predominantly invest in equity securities; approximately 40% of the Fund’s net assets are allocated to underlying funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the period from inception on March 28, 2013 through the period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.00% compared to the S&P Target Risk Growth Index and a composite index which is a blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, which returned 1.85% and 1.56%, respectively, for the same period.

Portfolio Specifics: Performance of our tactical asset allocation strategies was additive over the period. The Fund’s positioning was at our base allocation consistent with our fundamental model’s positive signal. A defensive allocation will be implemented if and when our fundamental model has a negative signal. At the base allocation each underlying fund is approximately equally weighted within the broad asset classes of equity and debt securities. Therefore, under the base allocation, all underlying funds will have approximately a 10% weighting.

The Fund’s base asset allocation outperformed its primary benchmark mainly because of a higher allocation to international equities, which were generally stronger than domestic equities and fixed income securities. This was supplemented by the base asset allocation’s fixed income sub-classes all of which produced positive returns, while the benchmark’s return from short Treasuries was barely above zero. Against this the Fund suffered from a higher relative allocation to lagging small and mid-cap domestic equities and to emerging markets.

The performance of the underlying funds compared to their individual benchmarks detracted by a small margin over all, as the relative underperformance of ING International Core and ING Mid Cap Opportunities Funds was not quite offset by the outperformance of ING Global Bond Fund and ING Emerging Markets Equity Fund.

Current Outlook and Strategy: Despite a slow growth economic environment, U.S. corporate profits continue to move forward. With more than 90% of companies in the S&P 500® Index reporting for the first quarter of 2013, corporate earnings have grown 3.5% compared to the same quarter last year. Headwinds to corporate profit growth have not abated; notably, the recession in the euro zone is impacting the ability of companies to substantially grow top-line sales. On the other hand, worldwide central bank stimulus and a credible U.S. housing market recovery continue to provide tailwinds.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL SMALL CAP FUND	PORTFOLIO MANAGERS’ REPORT

	Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	Japan	29.5%
	United Kingdom	14.5%
	Germany	8.5%
	France	5.7%
	Italy	4.5%
	Australia	4.3%
	Canada	4.2%
	Switzerland	3.0%
	South Korea	2.2%
	Hong Kong	2.2%
	Countries between 0.0%–1.9%ˆ	16.9%
	Assets in Excess of Other Liabilities*	4.5%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 36 countries, which each represents 0.0%–1.9% of net assets.

	Portfolio holdings are subject to change daily.

ING International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroder”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, Constantine P. Pageorgiou, Ph.D., CFA, Senior Vice President and Senior Portfolio Manager, and Patrick J. McCafferty, CFA, Senior Vice President and Portfolio Manager, all Portfolio Managers of the Sleeve that is managed by Acadian, and Matthew Dobbs, Portfolio Manager of the Sleeve that is managed by Schroder.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.69% compared to the S&P Developed ex-US SmallCap Index and the MSCI EAFE® Small Cap Index, which returned 15.47% and 18.08%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-US SmallCap Index for the six months ended April 30, 2013 by approximately 294 basis points. This was largely driven by stock selection, which was further enhanced by value added from country allocations. The strongest stock return was seen in Canada, Japan and Belgium, with France and Korea adding notable value. Stock selection was most successful in the industrials, materials and information technology sectors. For the six-month period, the top-contributing holdings were Belgium’s Delhaize Group, Japan’s Toa Road and Taiwan’s Winbond Electronics. Stock selection was less successful in the Netherlands and Italy, with the Netherlands’ SNS Reaal and Italy’s Danieli & C Officine Meccaniche adversely impacting return. On the country allocation side, the Sleeve saw its biggest gains from opportunistic exposures to Taiwan and Thailand, overweighting Japan and underweighting Australia. Opportunistic exposures to India and Malaysia proved costly.

Schroders Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index for the six months ended April 30, 2013 by approximately 333 basis points. International smallcap equities made positive progress over the review period, with the MSCI EAFE® Small Cap Index outperforming their larger peers as represented by the MSCI EAFE® Index. Vigorous indications of support for European peripheral markets from the European Central Bank calmed nerves over the eurobloc, which along with accommodative monetary conditions elsewhere and generally better than expected economic data (United States, China), supported sentiment.

Relative performance has lagged the benchmark over the review period. The biggest single problem has been Japan. Our underweight stance has not helped, but it has been stock selection that has been the major disappointment. Shortfalls have been spread across a range of sectors, including industrials, information technology, healthcare and materials. The other area of selection shortfalls was in Pacific ex Japan.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Nikkiso Co., Ltd.	1.1%
Shionogi & Co., Ltd.	1.1%
Draegerwerk AG & Co. KGaA	0.9%
Safilo Group SpA	0.9%
Deutsche Lufthansa AG	0.9%
Kanematsu Corp.	0.8%
Thanachart Capital PCL	0.8%
Yuasa Trading Co., Ltd.	0.8%
MTU Aero Engines Holding AG	0.8%
Babcock International Group	0.8%

Portfolio holdings are subject to change daily.

Stock selection was positive in the United Kingdom, with the most notable contributions from information technology, energy and materials.
Current Strategy and Outlook: Acadian Sleeve — Growth expectations for the world’s major markets have been somewhat uneven in the year to date. Indicators in the U.S., particularly around housing and employment, underscore continued recovery despite fiscal retrenchment. In Europe, most markets are expected to see improvement in the second half, while Japan’s outlook remains more uncertain amid persistently sluggish economic activity. Emerging markets may see growth rates well above those of developed markets, though below those seen before the global financial crisis.

The Sleeve’s strategy is to remain consistently positioned with exposure to attractive valuation, supported by price momentum, financial quality and improving earnings. Current positioning, driven largely by bottom-up stock selection, is diversified and includes what we believe are opportunistic emerging markets exposure to Thailand, Taiwan, India, Malaysia and Turkey. The portfolio is overweight in Japan, Germany, and Italy. There is less active emphasis on the U.K., Switzerland, Australia, Sweden, Spain and Korea.

*	On March 7, 2013, the Fund’s Board of Trustees (“Board”) approved replacing Schroder Investment Management North America Inc. (“Schroder”) as a sub-adviser to the Fund with Wellington Management Company, LLP (“Wellington Management”) effective beginning April 30, 2013. Prior to April 14, 2013, Schroder was one of the Sub-Advisers to the Fund. From the close of business on April 14, 2013 through the close of business on April 29, 2013, the Fund used a transition manager for the portion of the Fund’s assets managed by Schroder.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE CHOICE FUND

	Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	Japan	21.2%
	United Kingdom	15.0%
	France	12.7%
	Switzerland	9.0%
	Netherlands	8.6%
	Germany	7.0%
	Italy	4.3%
	Hong Kong	4.3%
	Spain	3.0%
	United States	2.5%
	Countries between 0.3%–2.1%ˆ	12.1%
	Assets in Excess of Other Liabilities*	0.3%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 10 countries, which each represents 0.3%–2.1% of net assets.

	Portfolio holdings are subject to change daily.

ING International Value Choice Fund (“International Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Martin Jansen, Joseph Vultaggio and David Rabinowitz, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.31% compared to the MSCI EAFE® Index, which returned 16.90% for the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed the MSCI EAFE® Index.

For the period from October 31, 2012 to November 13, 2012, the Fund experienced underperformance relative to the MSCI EAFE® Index primarily due to holdings in the consumer discretionary sector. Within the sector, this relative detraction was led by Japanese consumer firms. These companies struggled against a stronger yen, as the Bank of Japan’s efforts to counter the effects of safe-haven flows had not yet gained traction at that time. The Fund’s underperformance was somewhat attenuated by beneficial selections within the Industrials sector, led by French electricity and transportation company Alstom SA.

From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change.

For the period from November 30, 2012 through April 30, 2013, underperformance was driven largely by unfavorable stock selection. In terms of sector positioning, an overweight position in the relatively weak energy sector detracted value. Stock selection within financials, materials and consumer staples hurt results. Conversely, stock selection was strong within health care, industrials and information technology. Within regions, adverse positioning in Japan and North America hurt performance.

Among the largest individual detractors from performance were BHP Billiton PLC, Barrick Gold Corp. and JGC Corp. BHP Billiton, a UK/Australian diversified mining company, underperformed due to expectations of softer commodity prices amid Chinese consumption concerns. The company did, however, report solid earnings results on increased iron ore production and sales. Billiton also reiterated guidance and announced that Andrew Mackenzie will be replacing Marius Kloppers as the new CEO. Barrick suffered from declining gold prices, and was negatively impacted by environmental challenges at its developing mine in Chile. Declining oil prices hurt JGC, a Japanese energy infrastructure provider.

Among the top individual contributors to performance were Sumitomo Mitsui Financial Group Inc. (“SMFG”), Omron Corp. and European Aeronautic Defence & Space Co. N.V. (“EADS”). SMFG, a large Japanese bank, was a major beneficiary of the reflationary policy initiatives announced in Japan after the December 2012 elections. Omron, a Japanese manufacturer of automation equipment, benefited from stabilizing growth in China and a weaker yen. EADS, (The Netherlands), the maker of Airbus, benefited from strong order flows after the introduction of new airplane models.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Royal Dutch Shell PLC — Class A	3.1%
Roche Holding AG — Genusschein	3.1%
Novartis AG	2.7%
Vodafone Group PLC	2.5%
Sumitomo Mitsui Financial Group, Inc.	2.3%
Siemens AG	2.1%
Nestle S.A.	2.0%
Sanofi	2.0%
Barclays PLC	1.9%
Tokio Marine Holdings, Inc.	1.7%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, international developed stocks remain attractively priced. The sovereign debt and banking crises in Europe have abated significantly, while the prospects for Japanese equities have improved due to a declining Japanese yen and recently announced aggressive monetary and fiscal policies. Chinese economic growth has also reaccelerated after the 2011/12 slowdown. European growth remains weak, however, which could be problematic for European equities if the economy does not stabilize by late this year. We believe the Fund’s portfolio is well diversified across both geographic regions and sectors; we continue to favor well-capitalized stocks that in our view offer potential unrecognized value.

*	On September 6, 2012, the Fund’s Board of Trustees approved a change to the Fund’s sub-adviser and principal investment strategies. Additionally, the Board of Trustees approved a proposal to reorganize the Fund with and into ING International Value Equity Fund. Prior to November 13, 2012, the Fund was managed by Tradewinds Global Investors, LLC. From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change. Effective November 30, 2012, the Fund is managed by ING Investment Management Co. LLC. Shareholders have approved the merger of the Fund with and into ING International Value Equity Fund. The merger is expected to take place on or about July 13, 2013.

Fund holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its Fund managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	Japan	21.3%
	United Kingdom	14.8%
	France	12.8%
	Switzerland	8.9%
	Netherlands	8.5%
	Germany	6.9%
	Italy	4.4%
	Hong Kong	4.4%
	Spain	2.9%
	United States	2.5%
	Countries between 0.1%–2.1%ˆ	12.1%
	Assets in Excess of Other Liabilities*	0.5%
	Net Assets	100.0%
*	Includes short-term investments.
ˆ	Includes 11 countries, which each represents 0.1%–2.1% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Equity Fund (“International Value Equity” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Martin Jansen, Joseph Vultaggio and David Rabinowitz, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.91% compared to the MSCI EAFE® Index which returned 16.90% for the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed the MSCI EAFE® Index.

For the period from October 31, 2012 to November 13, 2012, the Fund experienced underperformance relative to the MSCI All Country World IndexSM primarily due to holdings in the energy sector. Within the sector, this relative detraction was led by Canadian uranium mining firm Cameco Corp. An extended period of low uranium prices caused the company’s stock to decline. The Fund’s underperformance was somewhat attenuated by beneficial selections within the information technology sector, led by global information technology services provider Computer Sciences Corp. (CSC). That company’s positive restructuring progress beat many investor expectations.

From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change.

For the period from November 30, 2012 through April 30, 2013, underperformance was driven largely by unfavorable stock selection. In terms of sector positioning, an overweight position in the relatively weak energy sector detracted value. Stock selection within financials, materials and consumer staples hurt results. Conversely, stock selection was strong within healthcare, industrials and information technology. Within regions, adverse positioning in Japan and Canada hurt performance.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Roche Holding AG — Genusschein	3.1%
Royal Dutch Shell PLC — Class A	3.1%
Novartis AG	2.6%
Vodafone Group PLC	2.5%
Sumitomo Mitsui Financial Group, Inc.	2.2%
Siemens AG	2.1%
Sanofi	2.0%
Nestle S.A.	2.0%
Barclays PLC	1.9%
Tokio Marine Holdings, Inc.	1.7%

Portfolio holdings are subject to change daily.

Among the largest individual detractors from performance were BHP Billiton PLC, Barrick Gold Corp. and JGC Corp. BHP Billiton, a UK/Australian diversified mining company, underperformed due to expectations of softer commodity prices amid Chinese consumption concerns. The company did, however, report solid earnings results on increased iron ore production and sales. Billiton also reiterated guidance and announced that Andrew Mackenzie will be replacing Marius Kloppers as the new CEO. Barrick suffered from declining gold prices, and was negatively impacted by environmental challenges at its developing mine in Chile. Declining oil prices hurt JGC, a Japanese energy infrastructure provider.

Among the top individual contributors to performance were Sumitomo Mitsui Financial Group Inc. (“SMFG”), Omron Corp. and European Aeronautic Defence & Space Co. N.V. (“EADS”). SMFG, a large Japanese bank, was a major beneficiary of the reflationary policy initiatives announced in Japan after the December 2012 elections. Omron, a Japanese manufacturer of automation equipment, benefited from stabilizing growth in China and a weaker yen. EADS, (The Netherlands), the maker of Airbus, benefited from strong order flows after the introduction of new airplane models.

Current Strategy and Outlook: In our opinion, international developed stocks remain attractively priced. We believe that the sovereign debt and banking crises in Europe have abated significantly, while the prospects for Japanese equities have improved due to a declining Japanese yen and recently announced aggressive monetary and fiscal policies. Chinese economic growth has also reaccelerated after the 2011/12 slowdown. European growth remains weak, however, which could be problematic for European equities if the economy does not stabilize by late this year. We believe the Fund’s portfolio is well diversified across both geographic regions and sectors; we continue to favor well-capitalized stocks that in our view offer potential unrecognized value.

*	On September 6, 2012, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-adviser, name, principal investment strategies and benchmark. The Fund was renamed ING International Value Equity Fund. Prior to November 13, 2012, the Fund was managed by Tradewinds Global Investors, LLC. From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change. Effective November 30, 2012, the Fund is managed by ING Investment Management Co. LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

	Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	Japan	21.3%
	United Kingdom	14.7%
	France	12.0%
	Switzerland	8.9%
	Netherlands	8.4%
	Germany	6.9%
	Italy	4.3%
	Hong Kong	4.1%
	Spain	2.9%
	United States	2.4%
	Countries between 0.3%–2.1%ˆ	11.7%
	Assets in Excess of Other Liabilities*	2.4%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 10 countries, which each represents 0.3%–2.1% of net assets.

	Portfolio holdings are subject to change daily.

ING International Value Fund (“International Value” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Martin Jansen, David Rabinowitz and Joseph Vultaggio, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.95% compared to the MSCI EAFE® Index, which returned 16.90% for the same period.

Portfolio Specifics: Brandes Sleeve — The Sleeve underperformed the benchmark by approximately 111 basis points during the period Brandes managed the Sleeve. The Sleeve’s large overweight to and stock selection in the telecommunication services sector weighed most heavily on relative returns. Among the biggest performance detractors in the period were Telecom Italia, France Telecom and Mexico-based America Movil ASB. Within the utilities sector, France-based GDF Suez also contributed negatively to performance, as did a few holdings in the energy sector, specifically those in the oil gas & consumable fuels industry, including France’s Total SA and Brazil’s Petrobras.

Despite the negative relative performance, there were plenty of bright spots in the Sleeve. Holdings in the information technology (“IT”) and materials sectors made positive contributions to relative returns. Within materials, Ireland-based construction materials manufacturer CRH PLC benefited the Sleeve during the period. In the IT sector, the Sleeve was aided by gains in Switzerland’s TE Connectivity and Netherlands-based STMicroelectronics.

From a country perspective, the Sleeve’s overweight to Italy-based companies, including commercial bank Intesa Sanpaolo and the above-mentioned Telecom Italia, contributed most negatively to relative returns. Conversely, the Sleeve’s choice of specific companies within the Netherlands as well as its overweight more generally to the United Kingdom helped relative performance.

During the period, we sold select holdings as their prices appreciated toward our estimates of their intrinsic value, such as positions in Japan-based conglomerate Sony and Japan Tobacco, as well as the above-mentioned STMicrolectronics. Other eliminated positions included holdings in Netherlands-based chemicals company Akzo Nobel and Japanese food & staples retailing firm Seven & I Holdings.

ING IM Sleeve — For the reporting period, the Sleeve underperformed the benchmark by approximately 258 basis points. Underperformance was driven by stock selection, though sector allocation also detracted from results. The negative impact of an overweight position in the energy sector was partially offset by a beneficial overweight of IT. Stock selection within materials, financials and consumer staples detracted value. Conversely, stock selection within healthcare, information technology and consumer discretionary contributed to results.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Roche Holding AG — Genusschein	3.1%
Royal Dutch Shell PLC — Class A	3.0%
Novartis AG	2.7%
Vodafone Group PLC	2.5%
Sumitomo Mitsui Financial Group, Inc.	2.3%
Siemens AG	2.1%
Nestle S.A.	1.9%
Sanofi	1.9%
Barclays PLC	1.9%
Tokio Marine Holdings, Inc.	1.7%

Portfolio holdings are subject to change daily.

Among the largest individual detractors from performance were BHP Billiton PLC, JGC Corp., and Barrick Gold Corp. BHP Billiton, a UK/Australian diversified mining company, underperformed due to expectations of softer commodity prices amid Chinese consumption concerns. BHP Billiton did, however, report solid earnings results on increased iron ore production and sales. The company also reiterated guidance and announced that Andrew Mackenzie will be replacing Marius Kloppers as the new CEO. Declining oil prices hurt JGC, a Japanese energy infrastructure provider. Barrick suffered from declining gold prices, and from environmental challenges at its developing mine in Chile.

Among the top individual contributors to performance were Sumitomo Mitsui Financial Group Inc. (SMFG), KBC Group N.V. and Omron Corp. SMFG, a large Japanese bank, was a major beneficiary of the reflationary policy initiatives announced in Japan after the December 2012 elections. KBC Group, a Belgian bank, performed strongly in a recovering European banking sector. Omron, a Japanese manufacturer of automation equipment, benefited from stabilizing growth in China and a weaker yen.

del Rey Sleeve — The Sleeve underperformed the benchmark by approximately 390 basis points during the period del Rey managed the Sleeve.

Broadly speaking, our precious metal holdings were the biggest detractors from the period’s performance. The fall in the gold price especially hurt names like Barrick Gold and Newmont Mining, and given their substantial operating leverage, led to an outsized impact on their future expected earnings. Similarly, pricing pressures continued to hit Telecoms like Belgacom and China Mobile, as governments, especially in Europe, continued to do all in their power to drive competition within the industry. Somewhat offsetting these detractions was our modest overweight position in Japan, where exporters like Mabuchi Motors, Bridgestone and Kao Corp particularly benefitted from the 16% weakening in the yen. Financials, especially those in Japan, also contributed this period, as quantitative easing led to improved investor confidence in these names.

Current Strategy and Outlook: ING IM Sleeve — We believe international developed stocks remain attractively priced. The sovereign debt and banking crises in Europe have abated significantly, while the prospects for Japanese equities have improved due to a declining Japanese yen and recently announced aggressive monetary and fiscal policies. Chinese economic growth has also reaccelerated after the 2011/12 slowdown. European growth remains weak, however, which could be problematic for European equities if the economy does not stabilize by late this year. We believe the Fund’s portfolio is well diversified across both geographic regions and sectors; we continue to favor well-capitalized stocks that in our view offer potential unrecognized value.

*	On January 10, 2013, the Fund’s Board of Trustees approved the removal of Brandes Investment Partners, L.P. (“Brandes”) and del Rey Global Investors, LLC, (“del Rey”) as sub-advisers to portions of the Fund (each a “Sleeve”) effective on the close of business on March 26, 2013. Brandes and del Rey each previously managed approximately 25% of the Fund’s assets, respectively, and approximately 50% of the Fund’s assets were managed by (“ING IM”). From the close of business on March 26, 2013 through the close of business on April 10, 2013, the Fund was managed by a transition manager. Effective on or about April 11, 2013, ING IM is the sole sub-adviser managing all of the Fund’s assets. In addition, the Fund’s Board approved a proposal to reorganize the Fund with and into ING International Value Equity Fund (the “Reorganization”), subject to shareholder approval. A shareholder meeting is scheduled to be held on or about June 25, 2013. If shareholder approval of the proposal is obtained, the Reorganization of the Fund with and into International Value Equity Fund is expected to take place on or about July 13, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING RUSSIA FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of April 30, 2013 (as a percentage of net assets)
	Energy	39.1%
	Financials	17.6%
	Materials	14.4%
	Telecommunication Services	13.2%
	Consumer Staples	9.2%
	Utilities	2.7%
	Information Technology	1.3%
	Health Care	1.0%
	Consumer Discretionary	0.5%
	Assets in Excess of Other Liabilities*	1.0%
	Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Angus Alexander Robertson and Nathan Griffiths, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.37% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned (0.83)% and (1.14)%, respectively, for the same period.

Portfolio Specifics: The Russian equity market was volatile over the reporting period due to external and domestic events. Sluggish performance of energy and metals commodities coupled with slowing economic growth and rising inflation weighed on Russian stocks. Despite the economy clearly slowing down over the period, gross domestic product (“GDP”), retail sales and investment remained in positive territory. The Russian market underperformed widely followed market gauges such as the MSCI Emerging Markets IndexSM and the MSCI World IndexSM.

Over the reporting period, the Fund maintained overweight positions in the domestic consumption-related sectors relative to the MSCI Russia 10/40 Index, while being underweight non-domestic sectors such as energy. We believe that the Russian equity market still offers significant upside potential in domestic consumer-related sectors. With soft energy and commodity prices, we once again see more interesting opportunities outside the energy and materials sectors. We had kept our underweight position in heavily-regulated sectors such as utilities, which were prone to government interventions during the rise in inflation. The Fund decreased its exposure to government-related spending and fixed asset investments such as the industrials sector, and increased its allocation to private sector consumption in the consumer staples, telecommunications and information technology sectors.

During the period sector allocation had a positive impact on relative performance, while stock selection proved slightly negative. The biggest contribution came from the Fund’s allocations to utilities, consumer staples and energy. The biggest detraction came from allocation to telecommunications and materials. Negative sector allocation in telecommunications was partially offset by positive stock selection. Stock selection added the most value in energy, financials and telecommunications, helping to mitigate the negative effect of sector allocation in the telecom sector.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Lukoil OAO ADR	11.3%
Sberbank	8.4%
Mobile Telesystems OJSC ADR	8.1%
Magnit OAO	6.3%
Gazprom OAO	4.5%
NovaTek OAO GDR	4.5%
Transneft	4.5%
Surgutneftegas OJSC	3.6%
Tatneft ADR	3.6%
Rosneft Oil Co. GDR	3.5%

Portfolio holdings are subject to change daily.

The top three contributors to relative performance were Inter RAO UES OAO (utilities, underweight), Transneft JSC (energy, overweight) and Magnit OAO (consumer staples, overweight). The bottom three detractors were Megafon (telecommunications, underweight), Tatneft JSC (energy, overweight) and MMC Norilsk Nickel (materials, overweight).

Current Outlook and Strategy: Russia remains one of the few economies with a balanced budget, current account surplus, conservative monetary policy, increasingly flexible exchange rate and low debt-to-GDP ratio. We expect a more accommodative monetary policy to be introduced by the Central Bank of Russia once inflation is brought under control. The Russian government has initiated financial market reforms aimed at reducing the impact of external forces on the Russian equity market and making it more resilient to future external shocks. Nevertheless, we remain aware of the disproportionate impact of external dynamics and commodity prices and the volatility they can bring.

The Fund’s strategy continues to focus on seeking to identify long-term, fundamentally attractive opportunities at both stock and sector levels. We continue to prefer domestic consumption sectors over export-oriented resource sectors. Robust domestic demand remains the main driver of the Russian economy. While economic growth has been slowing over the reporting period, low unemployment rates and persistent growth in real income support growing domestic consumption. We are seeing what we believe is reasonable growth in activity across consumption-driven sectors such as retail, telecommunications, finance and construction. We hold to our conviction that bottom-up stock selection can outperform under these conditions and do not aim to make significant short-term portfolio changes.

Russian equities continue to trade at a substantial discount to other emerging markets equities; we believe the discounts are justified given the economic, market and stock-specific issues. The Fund seeks opportunities that fit with our view of the development of the Russian economy; thus, we are looking for exposure to domestic consumption, healthcare and a few export-oriented companies with sustainable cost advantages. The majority of the portfolio risk is still being taken at the stock level, where we continue to play strong companies against weak companies within their relevant sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*
ING Diversified Emerging Market Debt Fund**
Class A(1)	$1,000.00	$1,045.60	1.11%	$5.60	$1,000.00	$1,019.29	1.11%	$5.56
Class C(1)	1,000.00	1,041.40	1.86	9.36	1,000.00	1,015.57	1.86	9.30
Class I(1)	1,000.00	1,048.10	0.81	4.09	1,000.00	1,020.78	0.81	4.06
Class W(1)	1,000.00	1,046.00	0.86	4.34	1,000.00	1,020.53	0.86	4.31
ING Diversified International Fund**
Class A	1,000.00	1,122.20	0.50	2.63	1,000.00	1,022.32	0.50	2.51
Class B	1,000.00	12,740.00	1.25	42.58	1,000.00	1,018.60	1.25	6.26
Class C	1,000.00	12,690.00	1.25	42.43	1,000.00	1,018.60	1.25	6.26
Class I	1,000.00	13,310.00	0.25	8.87	1,000.00	1,023.55	0.25	1.25
Class O	1,000.00	13,220.00	0.50	17.63	1,000.00	1,022.32	0.50	2.51
Class R	1,000.00	13,030.00	0.75	26.09	1,000.00	1,021.08	0.75	3.76
Class W	1,000.00	13,290.00	0.25	8.86	1,000.00	1,023.55	0.25	1.25

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

(1)	Commencement of operations was November 2, 2012. Expenses paid for the actual Fund’s return reflect the 180-day period ended April 30, 2013.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*
ING Global Bond Fund
Class A	$1,000.00	$1,011.50	0.90%	$4.49	$1,000.00	$1,020.33	0.90%	$4.51
Class B	1,000.00	1,008.60	1.65	8.22	1,000.00	1,016.61	1.65	8.25
Class C	1,000.00	1,007.80	1.65	8.21	1,000.00	1,016.61	1.65	8.25
Class I	1,000.00	1,013.10	0.60	2.99	1,000.00	1,021.82	0.60	3.01
Class O	1,000.00	1,011.80	0.90	4.49	1,000.00	1,020.33	0.90	4.51
Class R	1,000.00	1,010.30	1.15	5.73	1,000.00	1,019.09	1.15	5.76
Class W	1,000.00	1,013.00	0.65	3.24	1,000.00	1,021.57	0.65	3.26
ING Global Perspective Fund**
Class A(2)	1,000.00	1,020.00	0.40	0.38	1,000.00	1,022.81	0.40	2.01
Class C(2)	1,000.00	1,019.00	1.15	1.08	1,000.00	1,019.09	1.15	5.76
Class I(2)	1,000.00	1,017.00	0.11	0.10	1,000.00	1,024.25	0.11	0.55
Class R(2)	1,000.00	1,017.00	0.65	0.61	1,000.00	1,021.57	0.65	3.26
Class W(2)	1,000.00	1,018.00	0.15	0.14	1,000.00	1,024.05	0.15	0.75
ING International Small Cap Fund
Class A	1,000.00	1,166.90	1.76	9.47	1,000.00	1,016.05	1.76	8.81
Class B	1,000.00	1,162.90	2.41	12.92	1,000.00	1,012.84	2.41	12.03
Class C	1,000.00	1,163.10	2.41	12.93	1,000.00	1,012.84	2.41	12.03
Class I	1,000.00	1,169.30	1.29	6.94	1,000.00	1,018.40	1.29	6.46
Class O	1,000.00	1,167.30	1.66	8.92	1,000.00	1,016.56	1.66	8.30
Class W	1,000.00	1,168.80	1.41	7.58	1,000.00	1,017.80	1.41	7.05
ING International Value Choice Fund
Class A	1,000.00	1,113.10	1.39	7.28	1,000.00	1,017.90	1.39	6.95
Class B	1,000.00	1,109.70	2.14	11.19	1,000.00	1,014.18	2.14	10.69
Class C	1,000.00	1,109.40	2.14	11.19	1,000.00	1,014.18	2.14	10.69
Class I	1,000.00	1,115.00	1.14	5.98	1,000.00	1,019.14	1.14	5.71
Class W	1,000.00	1,115.10	1.14	5.98	1,000.00	1,019.14	1.14	5.71
ING International Value Equity Fund
Class A	1,000.00	1,099.10	1.38	7.18	1,000.00	1,017.95	1.38	6.90
Class B	1,000.00	1,094.60	2.13	11.06	1,000.00	1,014.23	2.13	10.64
Class C	1,000.00	1,094.40	2.13	11.06	1,000.00	1,014.23	2.13	10.64
Class I	1,000.00	1,100.40	1.13	5.88	1,000.00	1,019.19	1.13	5.66
Class W	1,000.00	1,100.40	1.13	5.88	1,000.00	1,019.19	1.13	5.66
ING International Value Fund
Class A	1,000.00	1,139.50	1.52	8.06	1,000.00	1,017.26	1.52	7.60
Class B	1,000.00	1,135.90	2.22	11.76	1,000.00	1,013.79	2.22	11.08
Class C	1,000.00	1,136.20	2.22	11.76	1,000.00	1,013.79	2.22	11.08
Class I	1,000.00	1,143.20	1.10	5.85	1,000.00	1,019.34	1.10	5.51
Class W	1,000.00	1,141.20	1.22	6.48	1,000.00	1,018.74	1.22	6.11
ING Russia Fund
Class A	1,000.00	1,013.70	2.00	9.99	1,000.00	1,014.88	2.00	9.99
Class I	1,000.00	1,013.30	1.85	9.23	1,000.00	1,015.62	1.85	9.25
Class W	1,000.00	1,015.00	1.75	8.74	1,000.00	1,016.12	1.75	8.75

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

(2)	Commencement of operations was March 28, 2013. Expenses paid for the actual Fund’s return reflect the 34-day period ended April 30, 2013.

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund	ING Global Bond Fund	ING Global Perspectives Fund
ASSETS:
Investments in securities at fair value*	$—	$4,038,504	$824,208,357	$—
Investments in affiliated underlying funds at fair value**	914,418	87,241,010	—	204,481
Short-term investments at fair value***	47,000	—	16,984,031	—
Total Investments at fair value	961,418	91,279,514	841,192,388	204,481
Cash	847	196,051	1,093,497	—
Cash collateral for futures	—	—	3,579,247	—
Foreign currencies at value****	—	—	23,850,366	—
Foreign cash collateral for futures*****	—	—	180,147	—
Receivable for derivatives collateral (Note 2)	—	—	8,802,000	—
Receivables:
Investment in affiliated underlying funds sold	—	870,226	—	—
Investment securities sold	—	—	106,108,675	—
Investment securities sold on a delayed-delivery or when-issued basis	—	—	9,793,537	—
Fund shares sold	—	17,634	2,718,674	3,650
Dividends	3	—	465	1
Interest	—	—	8,341,730	—
Unrealized appreciation on forward foreign currency contracts	—	—	8,915,977	—
Unrealized appreciation on OTC swap agreements	—	—	31,460	—
Prepaid expenses	5,560	45,297	53,767	—
Prepaid offering	59,234	—	—	92,055
Reimbursement due from manager	34,885	10,191	12,999	10,927
Total assets	1,061,947	92,418,913	1,014,674,929	311,114

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	712,618	—	3,650
Payable for investment securities purchased	—	—	123,652,512	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	40,100,451	—
Payable for fund shares redeemed	—	233,564	4,201,323	—
Unrealized depreciation on forward foreign currency contracts	—	—	10,543,938	—
Unrealized depreciation on OTC swap agreements	—	—	5,541,797	—
Payable for derivatives collateral (Note 2)	—	—	370,000	—
Payable for investment management fees	598	—	271,861	11
Payable for administrative fees	86	7,345	67,965	12
Payable for distribution and shareholder service fees	4	37,501	130,529	36
Payable for trustee fees	5	467	4,048	1
Other accrued expenses and liabilities	10,989	172,493	146,173	102,975
Written options, at fair valueˆ	—	—	822,734	—
Total liabilities	11,682	1,163,988	185,853,331	106,685
NET ASSETS	$1,050,265	$91,254,925	$828,821,598	$204,429

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,011,062	$241,159,257	$823,018,735	$200,354
Undistributed (distributions in excess of) net investment income	7,979	(288,249)	(6,358,850)	55
Accumulated net realized gain (loss)	8,109	(162,745,696)	(1,793,227)	—
Net unrealized appreciation	23,115	13,129,613	13,954,940	4,020
NET ASSETS	$1,050,265	$91,254,925	$828,821,598	$204,429
________________
* Cost of investments in securities	$—	$3,602,870	$804,750,794	$—
** Cost of investments in affiliated underlying funds	$891,303	$74,547,031	$—	$200,461
*** Cost of short-term investments	$47,000	$—	$16,878,280	$—
**** Cost of foreign currencies	$—	$—	$23,778,070	$—
***** Cost of foreign cash collateral for futures	$—	$—	$180,147	$—
ˆ Premiums received on written options	$—	$—	$1,369,315	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund	ING Global Bond Fund		ING Global Perspectives Fund
Class A
Net assets	$5,256	$41,433,282	$198,697,218		$95,620
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	507	4,216,721	17,231,822		9,371
Net asset value and redemption price per share	$10.37	$9.83	$11.53		$10.20
Maximum offering price per share (5.75%)(1)	$11.00	$10.43	$11.83	(2)	$10.82

Class B
Net assets	n/a	$7,588,214	$1,077,679		n/a
Shares authorized	n/a	unlimited	unlimited		n/a
Par value	n/a	$—	$—		n/a
Shares outstanding	n/a	771,868	94,377		n/a
Net asset value and redemption price per share†	n/a	$9.83	$11.42		n/a

Class C
Net assets	$3,134	$27,239,192	$105,687,289		$34,357
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	303	2,775,289	9,221,225		3,371
Net asset value and redemption price per share†	$10.34	$9.81	$11.46		$10.19

Class I
Net assets	$1,038,726	$9,126,059	$481,093,043		$20,462
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	99,973	932,564	41,861,407		2,011
Net asset value and redemption price per share	$10.39	$9.79	$11.49		$10.17

Class O
Net assets	n/a	$5,279,219	$3,923,307		n/a
Shares authorized	n/a	unlimited	unlimited		n/a
Par value	n/a	$—	$—		n/a
Shares outstanding	n/a	542,557	346,669		n/a
Net asset value and redemption price per share	n/a	$9.73	$11.32		n/a

Class R
Net assets	n/a	$104,517	$242,332		$20,454
Shares authorized	n/a	unlimited	unlimited		unlimited
Par value	n/a	$—	$—		$—
Shares outstanding	n/a	10,770	21,048		2,011
Net asset value and redemption price per share	n/a	$9.70	$11.51		$10.17

Class W
Net assets	$3,149	$484,442	$38,100,730		$33,536
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	304	49,638	3,368,182		3,295
Net asset value and redemption price per share	$10.37	$9.76	$11.31		$10.18

________________

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Equity Fund	ING International Value Fund
ASSETS:
Investments in securities at fair value+*	$244,097,815	$14,524,250	$145,147,705	$333,231,066
Short-term investments at fair value**	3,659,692	95,000	1,386,266	1,498,000
Total Investments at fair value	247,757,507	14,619,250	146,533,971	334,729,066
Cash	12,153,594	836	601	65,502,199
Foreign currencies at value***	452,257	7,760	77,661	3,104,172
Receivables:
Investment securities sold	1,190,645	224,624	2,089,456	102,413,135
Fund shares sold	116,484	1,127	11,086	16,424
Dividends	976,450	42,482	420,149	2,135,677
Interest	2,247	—	—	—
Foreign tax reclaims	282,266	25,965	108,470	1,969,288
Unrealized appreciation on forward foreign currency contracts	652	—	—	—
Prepaid expenses	41,550	6,615	34,140	44,556
Reimbursement due from manager	7,946	2,107	22,067	41,341
Total assets	262,981,598	14,930,766	149,297,601	509,955,858
LIABILITIES:
Payable for investment securities purchased	1,774,862	153,582	1,464,530	71,259,394
Payable for fund shares redeemed	288,861	120,203	792,083	96,223,915
Payable upon receipt of securities loaned	3,655,571	—	588,266	—
Payable for investment management fees	200,840	10,644	106,488	345,821
Payable for administrative fees	20,599	1,182	11,832	35,230
Payable for distribution and shareholder service fees	42,979	4,211	52,128	119,513
Payable for trustee fees	1,243	99	792	2,233
Payable for borrowings against line of credit	1,010,000	—	—	—
Other accrued expenses and liabilities	204,369	73,726	279,831	580,100
Total liabilities	7,199,324	363,647	3,295,950	168,566,206
NET ASSETS	$255,782,274	$14,567,119	$146,001,651	$341,389,652

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$488,287,356	$32,347,843	$194,022,293	$1,285,042,161
Undistributed net investment income	470,049	101,260	840,564	2,572,222
Accumulated net realized loss	(251,682,431)	(20,054,652)	(65,551,121)	(992,663,313)
Net unrealized appreciation	18,707,300	2,172,668	16,689,915	46,438,582
NET ASSETS	$255,782,274	$14,567,119	$146,001,651	$341,389,652

________________
+ Including securities loaned at value	$3,445,324	$—	$575,291	$—
* Cost of investments in securities	$225,369,831	$12,350,672	$128,451,316	$286,666,054
** Cost of short-term investments	$3,659,692	$95,000	$1,386,266	$1,498,000
*** Cost of foreign currencies	$448,286	$7,760	$77,661	$3,103,996

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Equity Fund	ING International Value Fund
Class A
Net assets	$86,273,566	$11,116,338	$68,347,968	$166,000,556
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,028,277	1,105,837	2,365,119	14,361,015
Net asset value and redemption price per share	$42.54	$10.05	$28.90	$11.56
Maximum offering price per share (5.75%)(1)	$45.14	$10.66	$30.66	$12.27

Class B
Net assets	$1,653,587	$330,432	$2,808,114	$572,777
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	36,677	33,045	90,242	48,775
Net asset value and redemption price per share†	$45.08	$10.00	$31.12	$11.74

Class C
Net assets	$21,148,926	$2,068,412	$44,349,202	$98,521,976
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	533,838	207,190	1,642,324	8,784,147
Net asset value and redemption price per share†	$39.62	$9.98	$27.00	$11.22

Class I
Net assets	$102,967,273	$984,668	$24,125,798	$76,153,499
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,421,443	97,655	827,419	6,620,884
Net asset value and redemption price per share	$42.52	$10.08	$29.16	$11.50

Class O
Net assets	$2,104,343	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	49,960	n/a	n/a	n/a
Net asset value and redemption price per share	$42.12	n/a	n/a	n/a

Class W
Net assets	$41,634,579	$67,269	$6,370,569	$140,844
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	821,256	6,550	218,742	12,234
Net asset value and redemption price per share	$50.70	$10.27	$29.12	$11.51

________________

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

ING Russia Fund
ASSETS:
Investments in securities at fair value+*	$205,606,026
Short-term investments at fair value**	7,684,288
Total Investments at fair value	213,290,314
Cash	1,954,119
Foreign currencies at value***	1,553
Receivables:
Investment securities sold	173,111
Fund shares sold	46,324
Dividends	958,100
Prepaid expenses	19,246
Total assets	216,442,767

LIABILITIES:
Payable for investment securities purchased	167,917
Payable for fund shares redeemed	360,216
Payable upon receipt of securities loaned	7,684,288
Payable for investment management fees	213,276
Payable for administrative fees	17,015
Payable for distribution and shareholder service fees	41,054
Payable for trustee fees	1,086
Other accrued expenses and liabilities	255,886
Total liabilities	8,740,738
NET ASSETS	$207,702,029

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$253,297,028
Distributions in excess of net investment income	(974,634)
Accumulated net realized loss	(94,679,515)
Net unrealized appreciation	50,059,150
NET ASSETS	$207,702,029

________________
+ Including securities loaned at value	$6,530,864
* Cost of investments in securities	$155,546,301
** Cost of short-term investments	$7,684,288
*** Cost of foreign currencies	$1,515

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING Russia Fund
Class A
Net assets	$199,883,482
Shares authorized	unlimited
Par value	$—
Shares outstanding	6,315,307
Net asset value and redemption price per share	$31.65
Maximum offering price per share (5.75%)(1)	$33.58

Class I
Net assets	$7,731,473
Shares authorized	unlimited
Par value	$—
Shares outstanding	242,112
Net asset value and redemption price per share	$31.93

Class W
Net assets	$87,074
Shares authorized	unlimited
Par value	$—
Shares outstanding	2,736
Net asset value and redemption price per share	$31.83

________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund	ING Global Bond Fund	ING Global Perspectives Fund
	November 2, 2012(1) to April 30, 2013			March 28, 2013(1) to April 30, 2013
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$20,988	$1,467,632	$—	$108
Dividends	—	—	4,620	—
Interest, net of foreign taxes withheld*	—	—	17,053,283	—
Total investment income	20,988	1,467,632	17,057,903	108

EXPENSES:
Investment management fees	3,462	—	1,605,936	11
Distribution and shareholder service fees:
Class A	4	54,038	262,761	10
Class B	—	38,238	6,466	—
Class C	14	136,021	539,703	18
Class O	—	5,493	4,986	—
Class R	—	248	670	8
Transfer agent fees:
Class A	8	47,273	75,638	7
Class B	—	8,447	461	—
Class C	6	30,037	38,917	3
Class I	147	6,782	51,244	2
Class O	—	4,812	1,437	—
Class R	—	110	97	2
Class W	6	536	13,627	4
Administrative service fees	495	46,297	401,481	12
Shareholder reporting expense	177	33,348	45,920	551
Registration fees	1,109	40,504	70,433	—
Professional fees	354	7,138	35,396	1,334
Custody and accounting expense	394	4,966	207,800	551
Trustee fees	25	2,334	20,240	3
Offering expense	55,766	—	—	7,945
Miscellaneous expense	4	3,409	10,583	519
Interest expense	—	24	3,304	—
Total expenses	61,971	470,055	3,397,100	10,980
Net waived and reimbursed fees	(57,926)	(120,006)	(75,820)	(10,927)
Net expenses	4,045	350,049	3,321,280	53
Net investment income	16,943	1,117,583	13,736,623	55

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	184,390	13,330,623	—
Capital gain distributions from affiliated underlying funds	1,952	192,712	—	—
Capital gain distributions from unaffiliated underlying funds	—	—	59	—
Sale of affiliated underlying funds	7,869	594,769	—	—
Foreign currency related transactions	(1,712)	—	(9,402,658)	—
Futures	—	—	(1,586,774)	—
Swaps	—	—	(4,076,773)	—
Written options	—	—	1,045,228	—
Net realized gain (loss)	8,109	971,871	(690,295)	—
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	(1,649,233)	—
Affiliated underlying funds	23,115	8,529,413	—	4,020
Foreign currency related transactions	—	—	(5,101,678)	—
Futures	—	—	1,139,374	—
Swaps	—	—	2,968,383	—
Written options	—	—	(245,982)	—
Net change in unrealized appreciation (depreciation)	23,115	8,529,413	(2,889,136)	4,020
Net realized and unrealized gain (loss)	31,224	9,501,284	(3,579,431)	4,020
Increase in net assets resulting from operations	$48,167	$10,618,867	$10,157,192	$4,075
________________
* Foreign taxes withheld	$—	$—	$18,591	$—
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Equity Fund	ING International Value Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,500,767	$252,678	$2,063,925	$6,331,015
Interest, net of foreign taxes withheld*	6,351	—	—	—
Securities lending income, net	28,771	—	5,056	2,868
Total investment income	2,535,889	252,678	2,068,981	6,333,883

EXPENSES:
Investment management fees	1,232,827	97,922	706,392	2,214,987
Distribution and shareholder service fees:
Class A	146,235	19,704	91,571	261,418
Class B	8,660	1,609	14,374	2,890
Class C	103,301	11,608	237,694	491,976
Class O	2,242	—	—	—
Transfer agent fees:
Class A	56,480	9,961	70,516	113,509
Class B	1,168	211	2,767	376
Class C	13,961	1,516	45,759	64,023
Class I	9,139	2,637	20,341	8,131
Class O	1,217	—	—	—
Class W	26,195	42	6,886	92
Administrative service fees	123,281	9,792	78,487	221,496
Shareholder reporting expense	31,765	1,520	35,430	14,461
Registration fees	43,107	61,122	35,095	35,217
Professional fees	23,705	9,410	13,869	17,134
Custody and accounting expense	123,873	15,029	28,001	77,652
Trustee fees	6,215	493	3,955	11,167
Proxy and solicitation cost (note 7)	51,000	124,200	157,200	259,062
Miscellaneous expense	6,386	2,630	9,163	3,676
Interest expense	2,168	143	390	2,733
Total expenses	2,012,925	369,549	1,557,890	3,800,000
Net waived and reimbursed fees	(71,009)	(224,358)	(329,443)	(444,122)
Brokerage commission recapture	—	(250)	(4,066)	(2,923)
Net expenses	1,941,916	144,941	1,224,381	3,352,955
Net investment income	593,973	107,737	844,600	2,980,928

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheldˆ)	33,217,062	(1,487,022)	(27,683,453)	(27,214,484)
Capital gain distributions from underlying funds	—	—	10	34
Foreign currency related transactions	43,597	(12,209)	(110,824)	(230,751)
Net realized gain (loss)	33,260,659	(1,499,231)	(27,794,267)	(27,445,201)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	4,671,338	3,296,747	41,146,363	81,191,946
Foreign currency related transactions	(4,464)	1,808	4,365	(213,199)
Net change in unrealized appreciation (depreciation)	4,666,874	3,298,555	41,150,728	80,978,747
Net realized and unrealized gain	37,927,533	1,799,324	13,356,461	53,533,546
Increase in net assets resulting from operations	$38,521,506	$1,907,061	$14,201,061	$56,514,474
________________
* Foreign taxes withheld	$171,814	$24,188	$204,676	$372,142
ˆ Foreign taxes on sale of Indian investments	$4,282	$—	$—	$—
# Foreign taxes accrued on Indian investments	$1,606	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

ING Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,058,056
Securities lending income, net	29,521
Total investment income	2,087,577

EXPENSES:
Investment management fees	1,458,076
Distribution and shareholder service fees:
Class A	280,697
Transfer agent fees:
Class A	185,343
Class I	11,403
Class W	55
Administrative service fees	116,435
Shareholder reporting expense	29,707
Registration fees	24,320
Professional fees	30,203
Custody and accounting expense	171,125
Trustee fees	5,881
Miscellaneous expense	11,732
Interest expense	1,047
Total expenses	2,326,024
Net investment loss	(238,447)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,584,939
Foreign currency related transactions	(2,034)
Net realized gain	5,582,905
Net change in unrealized appreciation (depreciation) on:
Investments	(867,671)
Foreign currency related transactions	(4,343)
Net change in unrealized appreciation (depreciation)	(872,014)
Net realized and unrealized gain	4,710,891
Increase in net assets resulting from operations	$4,472,444
________________
* Foreign taxes withheld	$342,600

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund
	November 2, 2012(1) to April 30, 2013	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$16,943	$1,117,583	$1,275,607
Net realized gain (loss)	8,109	971,871	(262,281)
Net change in unrealized appreciation (depreciation)	23,115	8,529,413	3,400,195
Increase in net assets resulting from operations	48,167	10,618,867	4,413,521

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(26)	(933,473)	(702,513)
Class B	—	(108,940)	(25,317)
Class C	(22)	(365,430)	(95,652)
Class I	(8,889)	(236,711)	(173,157)
Class O	—	(91,620)	(47,020)
Class R	—	(2,051)	(1,361)
Class W	(27)	(11,530)	(14,983)
Total distributions	(8,964)	(1,749,755)	(1,060,003)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,002,098	3,367,814	6,351,082
Reinvestment of distributions	8,964	1,392,450	865,547
	1,011,062	4,760,264	7,216,629
Cost of shares redeemed	—	(19,106,565)	(40,900,474)
Net increase (decrease) in net assets resulting from capital share transactions	1,011,062	(14,346,301)	(33,683,845)
Net increase (decrease) in net assets	1,050,265	(5,477,189)	(30,330,327)

NET ASSETS:
Beginning of year or period	—	96,732,114	127,062,441
End of year or period	$1,050,265	$91,254,925	$96,732,114
Undistributed (distributions in excess of) net investment income at end of year or period	$7,979	$(288,249)	$343,923
________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Bond Fund		ING Global Perspectives Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	March 28, 2013(1) to April 30, 2013
FROM OPERATIONS:
Net investment income	$13,736,623	$24,765,610	$55
Net realized loss	(690,295)	(8,026,186)	—
Net change in unrealized appreciation (depreciation)	(2,889,136)	21,528,154	4,020
Increase in net assets resulting from operations	10,157,192	38,267,578	4,075

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,283,893)	(2,973,693)	—
Class B	(22,328)	(10,812)	—
Class C	(1,792,224)	(453,531)	—
Class I	(9,689,685)	(4,757,431)	—
Class O	(82,645)	(51,069)	—
Class R	(5,157)	(592)	—
Class W	(811,870)	(379,070)	—
Net realized gains:
Class A	—	(9,453,922)	—
Class B	—	(77,080)	—
Class C	—	(3,749,885)	—
Class I	—	(11,707,244)	—
Class O	—	(159,667)	—
Class R	—	(3,022)	—
Class W	—	(986,134)	—
Return of capital:
Class A	—	(2,892,533)	—
Class B	—	(26,356)	—
Class C	—	(1,459,959)	—
Class I	—	(5,236,765)	—
Class O	—	(60,046)	—
Class R	—	(2,655)	—
Class W	—	(400,311)	—
Total distributions	(16,687,802)	(44,841,777)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	224,469,269	509,177,465	200,354
Reinvestment of distributions	14,106,249	37,756,214	—
	238,575,518	546,933,679	200,354
Cost of shares redeemed	(207,203,941)	(371,164,423)	—
Net increase in net assets resulting from capital share transactions	31,371,577	175,769,256	200,354
Net increase in net assets	24,840,967	169,195,057	204,429

NET ASSETS:
Beginning of year or period	803,980,631	634,785,574	—
End of year or period	$828,821,598	$803,980,631	$204,429
Undistributed (distributions in excess of) net investment income at end of year or period	$(6,358,850)	$(3,407,671)	$55
________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Small Cap Fund		ING International Value Choice Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$593,973	$3,487,467	$107,737	$431,484
Net realized gain (loss)	33,260,659	(884,643)	(1,499,231)	(2,448,801)
Net change in unrealized appreciation (depreciation)	4,666,874	10,619,358	3,298,555	108,873
Increase (decrease) in net assets resulting from operations	38,521,506	13,222,182	1,907,061	(1,908,444)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,359,524)	(1,557,769)	(328,085)	(562,622)
Class B	(16,313)	(10,775)	(3,252)	(7,167)
Class C	(258,802)	(230,441)	(21,227)	(80,404)
Class I	(2,092,006)	(3,055,854)	(19,361)	(122,252)
Class O	(29,554)	(25,934)	—	—
Class W	(637,682)	(458,648)	—	(1,980)
Total distributions	(4,393,881)	(5,339,421)	(371,925)	(774,425)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,512,562	29,267,070	1,180,192	13,499,438
Payment from distribution/payment by affiliate	—	821,983	—	—
Reinvestment of distributions	3,684,760	3,263,088	351,300	677,136
	31,197,322	33,352,141	1,531,492	14,176,574
Cost of shares redeemed	(51,715,903)	(106,730,639)	(11,523,830)	(18,392,169)
Net decrease in net assets resulting from capital share transactions	(20,518,581)	(73,378,498)	(9,992,338)	(4,215,595)
Net increase (decrease) in net assets	13,609,044	(65,495,737)	(8,457,202)	(6,898,464)

NET ASSETS:
Beginning of year or period	242,173,230	307,668,967	23,024,321	29,922,785
End of year or period	$255,782,274	$242,173,230	$14,567,119	$23,024,321
Undistributed net investment income at end of year or period	$470,049	$4,269,957	$101,260	$365,448

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Value Equity Fund		ING International Value Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$844,600	$3,021,333	$2,980,928	$11,760,505
Net realized loss	(27,794,267)	(34,832,397)	(27,445,201)	(57,627,771)
Net change in unrealized appreciation (depreciation)	41,150,728	(7,498,513)	80,978,747	44,269,093
Increase (decrease) in net assets resulting from operations	14,201,061	(39,309,577)	56,514,474	(1,598,173)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(424,512)	(2,085,360)	(4,695,909)	(7,601,085)
Class B	—	—	(8,429)	(20,538)
Class C	—	(366,940)	(1,958,517)	(2,495,707)
Class I	(194,919)	(2,716,720)	(5,102,875)	(7,967,223)
Class W	(62,989)	(288,923)	(3,987)	(9,108)
Net realized gains:
Class A	—	(20,838,644)	—	—
Class B	—	(485,497)	—	—
Class C	—	(13,221,207)	—	—
Class I	—	(19,281,134)	—	—
Class W	—	(2,277,810)	—	—
Total distributions	(682,420)	(61,562,235)	(11,769,717)	(18,093,661)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,417,989	54,481,797	12,032,388	36,063,881
Payment from distribution/payment by affiliate	—	364,932	—	860,591
Reinvestment of distributions	538,761	36,770,617	10,040,289	14,532,214
	5,956,750	91,617,346	22,072,677	51,456,686
Cost of shares redeemed	(51,055,396)	(453,328,903)	(208,011,335)	(252,961,793)
Net decrease in net assets resulting from capital share transactions	(45,098,646)	(361,711,557)	(185,938,658)	(201,505,107)
Net decrease in net assets	(31,580,005)	(462,583,369)	(141,193,901)	(221,196,941)

NET ASSETS:
Beginning of year or period	177,581,656	640,165,025	482,583,553	703,780,494
End of year or period	$146,001,651	$177,581,656	$341,389,652	$482,583,553
Undistributed net investment income at end of year or period	$840,564	$678,384	$2,572,222	$11,361,011

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Russia Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(238,447)	$1,234,539
Net realized gain (loss)	5,582,905	(2,514,104)
Net change in unrealized (depreciation)	(872,014)	(19,656,224)
Increase (decrease) in net assets resulting from operations	4,472,444	(20,935,789)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,638,073)	—
Class I	(71,291)	—
Class W	(715)	—
Total distributions	(1,710,079)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,985,356	24,129,463
Reinvestment of distributions	1,486,487	—
	7,471,843	24,129,463
Redemption fee proceeds	21,766	133,331
Cost of shares redeemed	(46,915,420)	(87,210,483)
Net decrease in net assets resulting from capital share transactions	(39,421,811)	(62,947,689)
Net decrease in net assets	(36,659,446)	(83,883,478)

NET ASSETS:
Beginning of year or period	244,361,475	328,244,953
End of year or period	$207,702,029	$244,361,475
Undistributed (distributions in excess of) net investment income at end of year or period	$(974,634)	$973,892

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Diversified Emerging Markets Debt Fund(4)
Class A
11-02-12(5)–04-30-13	10.00	0.12		0.33	0.45	0.08	—	—	0.08	—	10.37	4.56	13.15	1.11	1.11	2.73	5	53
Class C
11-02-12(5)–04-30-13	10.00	0.12		0.29	0.41	0.07	—	—	0.07	—	10.34	4.14	13.90	1.86	1.86	2.38	3	53
Class I
11-02-12(5)–04-30-13	10.00	0.17		0.31	0.48	0.09	—	—	0.09	—	10.39	4.81	12.52	0.81	0.81	3.43	1,039	53
Class W
11-02-12(5)–04-30-13	10.00	0.17		0.29	0.46	0.09	—	—	0.09	—	10.37	4.60	12.90	0.86	0.86	3.39	3	53
ING Diversified International Fund(4)
Class A
04-30-13	8.95	0.13		0.95	1.08	0.20	—	—	0.20	—	9.83	12.22	0.77	0.50	0.50	2.78	41,433	4
10-31-12	8.62	0.12		0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08	—	0.01	0.09	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06	—	0.01	0.07	—	9.33	13.71	0.63	0.39	0.39	0.76	102,460	49
10-31-09	7.30	0.24	•	1.59	1.83	0.86	—	—	0.86	—	8.27	28.22	0.76	0.38	0.38	3.45	129,966	32
10-31-08	14.98	0.17	•	(7.50)	(7.33)	0.26	0.09	—	0.35	—	7.30	(50.04)	0.57	0.31	0.31	1.41	167,282	55
Class B
04-30-13	8.92	0.09		0.95	1.04	0.13	—	—	0.13	—	9.83	11.74	1.52	1.25	1.25	1.87	7,588	4
10-31-12	8.57	0.06		0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00 *	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—	—	0.01	0.01	—	9.27	12.78	1.38	1.14	1.14	(0.03)	16,616	49
10-31-09	7.22	0.17	•	1.61	1.78	0.77	—	—	0.77	—	8.23	27.46	1.51	1.13	1.13	2.43	19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	7.22	(50.43)	1.32	1.06	1.06	0.67	20,167	55
Class C
04-30-13	8.90	0.09		0.94	1.03	0.12	—	—	0.12	—	9.81	11.69	1.52	1.25	1.25	1.84	27,239	4
10-31-12	8.55	0.06		0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01	—	0.01	0.02	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—	—	0.01	0.01	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49
10-31-09	7.21	0.17	•	1.60	1.77	0.77	—	—	0.77	—	8.21	27.32	1.51	1.13	1.13	2.54	71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	7.21	(50.43)	1.32	1.06	1.06	0.67	78,834	55
Class I
04-30-13	8.93	0.13		0.95	1.08	0.22	—	—	0.22	—	9.79	12.31	0.44	0.25	0.25	2.94	9,126	4
10-31-12	8.61	0.13		0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
10-31-11	9.32	0.08	•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
10-31-10	8.26	0.03	•	1.12	1.15	0.08	—	0.01	0.09	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
10-31-09	7.30	0.31	•	1.55	1.86	0.90	—	—	0.90	—	8.26	28.78	0.48	0.10	0.10	4.55	3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	7.30	(49.97)	0.32	0.06	0.06	1.69	16	55
Class O
04-30-13	8.87	0.10	•	0.97	1.07	0.21	—	—	0.21	—	9.73	12.22	0.77	0.50	0.50	2.15	5,279	4
10-31-12	8.56	0.11		0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09	—	0.01	0.10	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
10-31-10	8.24	0.05	•	1.08	1.13	0.08	—	0.01	0.09	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49
10-31-09	7.29	0.10	•	1.74	1.84	0.89	—	—	0.89	—	8.24	28.45	0.76	0.38	0.38	1.30	1,911	32
06-04-08(5)–10-31-08	12.99	0.02	•	(5.72)	(5.70)	—	—	—	—	—	7.29	(43.88)	0.57	0.31	0.31	0.48	140	55
Class R
04-30-13	8.84	0.10		0.95	1.05	0.19	—	—	0.19	—	9.70	12.03	1.02	0.75	0.75	2.24	105	4
10-31-12	8.52	0.14	•	0.27	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75	0.75	1.67	96	20
10-31-11	9.22	0.05		(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75	0.75	0.58	137	112
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	9.22	13.40	0.88	0.64	0.64	0.47	173	49
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	8.18	28.13	1.01	0.63	0.63	2.94	198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	7.22	(50.18)	0.82	0.56	0.56	1.26	183	55

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Diversified International Fund(4) (continued)
Class W
04-30-13	8.90	0.13	•	0.95	1.08	0.22	—	—	0.22	—	9.76	12.29	0.52	0.25		0.25		2.74		484	4
10-31-12	8.58	0.15		0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25		0.25		1.86		647	20
10-31-11	9.30	0.12	•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25		0.25		1.29		1,392	112
10-31-10	8.25	0.09	•	1.06	1.15	0.09	—	0.01	0.10	—	9.30	14.07	0.38	0.09		0.09		1.03		2,440	49
10-31-09	7.29	0.21	•	1.65	1.86	0.90	—	—	0.90	—	8.25	28.84	0.48	0.10		0.10		2.96		2,545	32
02-12-08(5)–10-31-08	12.17	0.06	•	(4.94)	(4.88)	—	—	—	—	—	7.29	(40.10)	0.32	0.06		0.06		0.80		1,506	55
ING Global Bond Fund
Class A
04-30-13	11.63	0.18		(0.05)	0.13	0.23	—	—	0.23	—	11.53	1.15	0.92	0.90		0.90		3.36		198,697	295
10-31-12	11.76	0.40	•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90		0.90		3.46		219,276	609
10-31-11	12.32	0.46	•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90	†	0.90	†	3.88	†	266,155	440
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
10-31-09	10.19	0.32		2.13	2.45	0.15	0.24	—	0.39	—	12.25	24.43	1.06	0.91	†	0.91	†	3.30	†	103,255	396
10-31-08	10.59	0.27	•	0.07	0.34	0.62	0.12	—	0.74	—	10.19	3.04	1.05	0.93	†	0.93	†	2.53	†	79,451	830
Class B
04-30-13	11.51	0.15	•	(0.05)	0.10	0.19	—	—	0.19	—	11.42	0.86	1.67	1.65		1.65		2.61		1,078	295
10-31-12	11.66	0.32	•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65		1.65		2.77		1,587	609
10-31-11	12.21	0.42		(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65	†	1.65	†	3.33	†	2,086	440
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22	1.75	1.65	†	1.65	†	3.79	†	4,125	440
10-31-09	10.16	0.29		2.07	2.36	0.12	0.24	—	0.36	—	12.16	23.56	1.81	1.66	†	1.66	†	2.59	†	5,135	396
10-31-08	10.55	0.18	•	0.08	0.26	0.53	0.12	—	0.65	—	10.16	2.26	1.80	1.68	†	1.68	†	1.71	†	4,085	830
Class C
04-30-13	11.56	0.14		(0.05)	0.09	0.19	—	—	0.19	—	11.46	0.78	1.67	1.65		1.65		2.59		105,687	295
10-31-12	11.70	0.32	•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65		1.65		2.77		109,381	609
10-31-11	12.25	0.38		(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65	†	1.65	†	3.25	†	89,510	440
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23	1.75	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28	•	2.08	2.36	0.12	0.24	—	0.36	—	12.20	23.48	1.81	1.66	†	1.66	†	2.54	†	45,773	396
10-31-08	10.59	0.18	•	0.09	0.27	0.54	0.12	—	0.66	—	10.20	2.31	1.80	1.68	†	1.68	†	1.71	†	29,009	830
Class I
04-30-13	11.59	0.21		(0.06)	0.15	0.25	—	—	0.25	—	11.49	1.31	0.62	0.60		0.60		3.65		481,093	295
10-31-12	11.73	0.44	•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60		0.60		3.82		437,620	609
10-31-11	12.28	0.51	•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56	†	0.56	†	4.34	†	251,112	440
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44	0.65	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45	•	2.04	2.49	0.24	0.24	—	0.48	—	12.22	24.94	0.71	0.56	†	0.56	†	3.89	†	136,178	396
10-31-08	10.58	0.28	•	0.14	0.42	0.67	0.12	—	0.79	—	10.21	3.78	0.74	0.62	†	0.62	†	2.69	†	503	830
Class O
04-30-13	11.42	0.18		(0.05)	0.13	0.23	—	—	0.23	—	11.32	1.18	0.92	0.90		0.90		3.30		3,923	295
10-31-12	11.57	0.40		0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90		0.90		3.52		4,117	609
10-31-11	12.12	0.46	•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90	†	0.90	†	3.98	†	3,985	440
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17	1.00	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37	•	2.04	2.41	0.26	0.24	—	0.50	—	12.06	24.26	1.06	0.91	†	0.91	†	3.30	†	3,126	396
06-04-08(5)–10-31-08	10.65	0.10	•	(0.49)	(0.39)	0.11	—	—	0.11	—	10.15	(3.70)	1.05	0.93	†	0.93	†	2.47	†	222	830
Class R
04-30-13	11.61	0.21		(0.09)	0.12	0.22	—	—	0.22	—	11.51	1.03	1.17	1.15		1.15		3.81		242	295
10-31-12	11.75	0.39	•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15		1.15		3.42		276	609
08-05-11(5)–10-31-11	12.06	0.12	•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15	†	1.15	†	4.22	†	3	440

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund (continued)
Class W
04-30-13	11.41	0.21		(0.06)	0.15	0.25		—	—	0.25		—	11.31	1.30		0.67	0.65		0.65		3.56		38,101	295
10-31-12	11.56	0.43	•	0.20	0.63	0.17		0.45	0.16	0.78		—	11.41	5.89		0.68	0.65		0.65		3.79		31,723	609
10-31-11	12.12	0.48		(0.31)	0.17	0.62		0.11	—	0.73		—	11.56	1.60		0.71	0.65	†	0.65	†	4.07	†	21,934	440
10-31-10	12.06	0.52	•	0.34	0.86	0.75		0.05	—	0.80		—	12.12	7.45		0.75	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(5)–10-31-09	11.22	0.14	•	1.03	1.17	0.33		—	—	0.33		—	12.06	10.54		0.71	0.56	†	0.56	†	2.85	†	1,533	396
ING Global Perspectives Fund(4)
Class A
03-28-13(5)–04-30-13	10.00	0.00	*	0.20	0.20	—		—	—	—		—	10.20	2.00		95.75	0.40		0.40		0.55		96	—
Class C
03-28-13(5)–04-30-13	10.00	(0.00	)*	0.19	0.19	—		—	—	—		—	10.19	1.90		96.50	1.15		1.15		(0.24)		34	—
Class I
03-28-13(5)–04-30-13	10.00	0.01		0.16	0.17	—		—	—	—		—	10.17	1.70		95.46	0.11		0.11		0.78		20	—
Class R
03-28-13(5)–04-30-13	10.00	0.00	*	0.17	0.17	—		—	—	—		—	10.17	1.70		96.00	0.65		0.65		0.24		20	—
Class W
03-28-13(5)–04-30-13	10.00	0.01		0.17	0.18	—		—	—	—		—	10.18	1.80		95.50	0.15		0.15		0.74		34	—
ING International Small Cap Fund
Class A
04-30-13	37.07	0.06	•	6.05	6.11	0.64		—	—	0.64		—	42.54	16.69		1.82	1.76		1.76		0.29		86,274	85
10-31-12	35.39	0.42	•	1.73	2.15	0.57		—	—	0.57		0.10	37.07	6.62	(a)	1.77	1.74		1.74		1.20		81,948	31
10-31-11	37.55	0.29	•	(2.32)	(2.03)	0.14		—	—	0.14		0.01	35.39	(5.41	)(b)	1.72	1.70		1.70		0.74		99,873	37
10-31-10	31.45	0.14	•	6.28	6.42	0.40		—	—	0.40		0.08	37.55	20.85	(c)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21	•	9.04	9.25	0.71		—	—	0.71		0.18	31.45	42.73	(d)	1.95	1.95	†	1.95	†	0.85	†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32		7.88	—	8.20		—	22.73	(59.84)		1.71	1.71		1.70		1.27		160,869	84
Class B
04-30-13	39.12	(0.09	)•	6.41	6.32	0.36		—	—	0.36		—	45.08	16.29		2.47	2.41		2.41		(0.42)		1,654	85
10-31-12	37.10	0.19	•	1.90	2.09	0.17		—	—	0.17		0.10	39.12	5.96	(a)	2.42	2.39		2.39		0.51		1,888	31
10-31-11	39.49	(0.00	)*•	(2.41)	(2.41)	0.00	*	—	—	0.00	*	0.02	37.10	(6.05	)(b)	2.37	2.35		2.35		(0.01)		2,592	37
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13		—	—	0.13		0.08	39.49	20.07	(c)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06	•	9.45	9.51	0.17		—	—	0.17		0.19	33.01	41.60	(d)	2.60	2.60	†	2.60	†	0.24	†	8,383	103
10-31-08	68.31	0.21	•	(37.16)	(36.95)	—		7.88	—	7.88		—	23.48	(60.10)		2.35	2.35		2.35		0.45		11,892	84
Class C
04-30-13	34.50	(0.07	)•	5.64	5.57	0.45		—	—	0.45		—	39.62	16.31		2.47	2.41		2.41		(0.36)		21,149	85
10-31-12	32.93	0.18	•	1.63	1.81	0.33		—	—	0.33		0.09	34.50	5.94	(a)	2.42	2.39		2.39		0.55		20,351	31
10-31-11	35.04	0.04	•	(2.16)	(2.12)	0.00	*	—	—	0.00	*	0.01	32.93	(6.02	)(b)	2.37	2.35		2.35		0.11		23,410	37
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24		—	—	0.24		0.07	35.04	20.05	(c)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05	•	8.46	8.51	0.42		—	—	0.42		0.17	29.41	41.80	(d)	2.60	2.60	†	2.60	†	0.21	†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—		7.88	—	7.88		—	21.12	(60.11)		2.35	2.35		2.35		0.58		29,760	84
Class I
04-30-13	37.14	0.15	•	6.03	6.18	0.80		—	—	0.80		—	42.52	16.93		1.35	1.29		1.29		0.76		102,967	85
10-31-12	35.50	0.57		1.74	2.31	0.77		—	—	0.77		0.10	37.14	7.15	(a)	1.29	1.26		1.26		1.61		100,952	31
10-31-11	37.66	0.50	•	(2.35)	(1.85)	0.32		—	—	0.32		0.01	35.50	(4.97	)(b)	1.27	1.25		1.25		1.26		153,676	37
10-31-10	31.53	0.33		6.27	6.60	0.55		—	—	0.55		0.08	37.66	21.45	(c)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32	•	9.09	9.41	0.91		—	—	0.91		0.18	31.53	43.57	(d)	1.45	1.45	†	1.45	†	1.29	†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52		7.88	—	8.40		—	22.85	(59.66)		1.29	1.29		1.29		1.71		139,213	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions											Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Small Cap Fund (continued)
Class O
04-30-13	36.75	0.09		5.97	6.06	0.69		—		—	0.69		—	42.12	16.73		1.72	1.66		1.66		0.48		2,104	85
10-31-12	35.13	0.50		1.67	2.17	0.65		—		—	0.65		0.10	36.75	6.75	(a)	1.67	1.64		1.64		1.37		1,573	31
10-31-11	37.30	0.39	•	(2.37)	(1.98)	0.20		—		—	0.20		0.01	35.13	(5.32	)(b)	1.62	1.60		1.60		1.00		1,425	37
10-31-10	31.28	0.19		6.22	6.41	0.47		—		—	0.47		0.08	37.30	20.95	(c)	1.71	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18	•	9.07	9.25	0.90		—		—	0.90		0.18	31.28	43.07	(d)	0.19	0.19	†	0.19	†	0.69	†	565	103
06-04-08(5)–10-31-08	47.28	0.18	•	(24.71)	(24.53)	—		0.00	*	—	—		—	22.75	(51.88)		1.60	1.60		1.60		1.39		62	84
Class W
04-30-13	44.11	0.15	•	7.20	7.35	0.76		—		—	0.76		—	50.70	16.88		1.47	1.41		1.41		0.66		41,635	85
10-31-12	42.00	0.66		2.05	2.71	0.72		—		—	0.72		0.12	44.11	7.02	(a)	1.42	1.39		1.39		1.61		35,461	31
10-31-11	44.49	0.53	•	(2.79)	(2.26)	0.25		—		—	0.25		0.02	42.00	(5.08	)(b)	1.37	1.35		1.35		1.14		26,693	37
10-31-10	37.21	0.32	•	7.41	7.73	0.54		—		—	0.54		0.09	44.49	21.24	(c)	1.46	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37		10.71	11.08	0.92		—		—	0.92		0.22	37.21	43.54	(d)	1.45	1.45	†	1.45	†	1.32	†	12,096	103
02-12-08(5)–10-31-08	50.70	0.50	•	(24.37)	(23.87)	—		0.00	*	—	—		—	26.83	(47.08)		1.29	1.29		1.29		1.80		10,366	84
ING International Value Choice Fund
Class A
04-30-13	9.20	0.05	•	0.98	1.03	0.18		—		—	0.18		—	10.05	11.31		3.67	1.39		1.39		1.17		11,116	126
10-31-12	10.13	0.16		(0.82)	(0.66)	0.27		—		—	0.27		—	9.20	(6.42)		1.94	1.56		1.53		1.64		18,559	29
10-31-11	10.96	0.16		(0.90)	(0.74)	0.09		—		—	0.09		—	10.13	(6.82)		1.82	1.60	†	1.60	†	1.42	†	21,037	48
10-31-10	9.68	0.08	•	1.26	1.34	0.06		—		—	0.06		—	10.96	13.95		1.78	1.70	†	1.70	†	0.77	†	22,683	43
10-31-09	7.56	0.06		2.14	2.20	0.08		—		—	0.08		—	9.68	29.22		1.83	1.70	†	1.70	†	0.86	†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98		—	2.08		—	7.56	(40.21)		1.62	1.65	†	1.64	†	0.52	†	8,940	73
Class B
04-30-13	9.10	0.04		0.95	0.99	0.09		—		—	0.09		—	10.00	10.97		4.42	2.14		2.14		0.64		330	126
10-31-12	9.95	0.09	•	(0.79)	(0.70)	0.15		—		—	0.15		—	9.10	(7.02)		2.69	2.31		2.28		0.95		325	29
10-31-11	10.77	0.08	•	(0.90)	(0.82)	—		—		—	—		—	9.95	(7.61)		2.57	2.35	†	2.35	†	0.58	†	481	48
10-31-10	9.53	0.01	•	1.24	1.25	0.01		—		—	0.01		—	10.77	13.11		2.53	2.45	†	2.45	†	0.09	†	1,160	43
10-31-09	7.44	0.02	•	2.07	2.09	0.00	*	—		—	0.00	*	—	9.53	28.13		2.58	2.45	†	2.45	†	0.18	†	1,786	44
10-31-08	14.67	(0.03	)•	(5.22)	(5.25)	0.00	*	1.98		—	1.98		—	7.44	(40.63)		2.37	2.40	†	2.39	†	(0.27	)†	1,738	73
Class C
04-30-13	9.07	0.02	•	0.97	0.99	0.08		—		—	0.08		—	9.98	10.94		4.42	2.14		2.14		0.54		2,068	126
10-31-12	9.96	0.09	•	(0.80)	(0.71)	0.18		—		—	0.18		—	9.07	(7.06)		2.69	2.31		2.28		0.96		2,642	29
10-31-11	10.80	0.09		(0.90)	(0.81)	0.03		—		—	0.03		—	9.96	(7.55)		2.57	2.35	†	2.35	†	0.69	†	4,449	48
10-31-10	9.56	0.01	•	1.24	1.25	0.01		—		—	0.01		—	10.80	13.07		2.53	2.45	†	2.45	†	0.06	†	5,195	43
10-31-09	7.46	0.01	•	2.09	2.10	0.00	*	—		—	0.00	*	—	9.56	28.19		2.58	2.45	†	2.45	†	0.14	†	4,091	44
10-31-08	14.70	(0.03	)•	(5.23)	(5.26)	—		1.98		—	1.98		—	7.46	(40.62)		2.37	2.40	†	2.39	†	(0.25	)†	2,267	73
Class I
04-30-13	9.20	0.07	•	0.97	1.04	0.16		—		—	0.16		—	10.08	11.50		3.77	1.14		1.14		1.50		985	126
10-31-12	10.14	0.19		(0.83)	(0.64)	0.30		—		—	0.30		—	9.20	(6.20)		1.73	1.35		1.32		1.85		1,425	29
10-31-11	10.96	0.23	•	(0.93)	(0.70)	0.12		—		—	0.12		—	10.14	(6.50)		1.38	1.28	†	1.28	†	1.82	†	3,892	48
10-31-10	9.67	0.12	•	1.25	1.37	0.08		—		—	0.08		—	10.96	14.26		1.35	1.35	†	1.35	†	1.24	†	17,722	43
10-31-09	7.57	0.10	•	2.12	2.22	0.12		—		—	0.12		—	9.67	29.58		1.39	1.39	†	1.39	†	1.19	†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98		—	2.14		—	7.57	(39.96)		1.27	1.30	†	1.29	†	0.80	†	36,089	73
Class W
04-30-13	9.21	0.08	•	0.98	1.06	—		—		—	—		—	10.27	11.51		3.42	1.14		1.14		1.64		67	126
10-31-12	10.14	0.21	•	(0.84)	(0.63)	0.30		—		—	0.30		—	9.21	(6.11)		1.69	1.31		1.28		2.43		73	29
10-31-11	10.97	0.22		(0.94)	(0.72)	0.11		—		—	0.11		—	10.14	(6.62)		1.57	1.35	†	1.35	†	2.06	†	63	48
10-31-10	9.68	0.12	•	1.25	1.37	0.08		—		—	0.08		—	10.97	14.27		1.53	1.45	†	1.45	†	1.15	†	34	43
06-01-09(5)–10-31-09	9.18	0.01	•	0.49	0.50	—		—		—	—		—	9.68	5.45		1.39	1.39	†	1.39	†	0.30	†	3	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Equity Fund
Class A
04-30-13	26.44	0.17	•	2.44	2.61	0.15	—	—	0.15	—		28.90	9.91		1.80	1.38		1.37		1.26		68,348	125
10-31-12	32.23	0.29	•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02		26.44	(7.71	)(a)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21		0.66	0.87	0.47	—	—	0.47	—		32.23	2.69		1.43	1.43		1.42		0.70		233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04		31.83	21.97	(e)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—	—	—	—	—		26.25	55.88		1.58	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—	—	0.16	—		16.84	(40.34)		1.62	1.55	†	1.53	†	0.41	†	38,258	73
Class B
04-30-13	28.43	0.08	•	2.61	2.69	—	—	—	—	—		31.12	9.46		2.55	2.13		2.12		0.54		2,808	125
10-31-12	34.28	0.12	•	(2.94)	(2.82)	—	3.05	—	3.05	0.02		28.43	(8.35	)(a)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	—	—	0.20	—		34.28	1.94		2.18	2.18		2.17		(0.12)		5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—	—	0.07	0.04		33.82	21.07	(e)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—	—	—	—	—		28.00	54.70		2.33	2.25	†	2.24	†	(0.19	)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	—	—	—	—	—		18.10	(40.81)		2.37	2.30	†	2.28	†	(0.39	)†	6,722	73
Class C
04-30-13	24.67	0.07	•	2.26	2.33	—	—	—	—	—		27.00	9.44		2.55	2.13		2.12		0.53		44,349	125
10-31-12	30.27	0.08	•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02		24.67	(8.36	)(a)	2.33	2.26		2.22		0.32		52,628	35
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—	—	0.35	—		30.27	1.93		2.18	2.18		2.17		(0.05)		134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04		30.03	21.04	(e)	2.25	2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—		24.88	54.73		2.33	2.25	†	2.24	†	(0.30	)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—		16.08	(40.79)		2.37	2.30	†	2.28	†	(0.36	)†	21,045	73
Class I
04-30-13	26.69	0.20	•	2.46	2.66	0.19	—	—	0.19	—		29.16	10.04		1.52	1.13		1.12		1.51		24,126	125
10-31-12	32.58	0.26	•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02		26.69	(7.54	)(a)	1.26	1.26		1.22		0.90		30,701	35
10-31-11	32.14	0.37	•	0.62	0.99	0.55	—	—	0.55	—		32.58	3.04		1.08	1.08		1.07		1.09		241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—	—	0.24	0.04		32.14	22.49	(e)	1.12	1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—	—	—	—		26.46	56.38		1.18	1.17	†	1.16	†	0.82	†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—		16.92	(40.13)		1.22	1.22	†	1.20	†	0.76	†	5,794	73
Class W
04-30-13	26.69	0.20	•	2.45	2.65	0.22	—	—	0.22	—		29.12	10.01		1.55	1.13		1.12		1.49		6,371	125
10-31-12	32.50	0.37	•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02		26.69	(7.43	)(a)	1.33	1.26		1.22		1.32		8,308	35
10-31-11	32.07	0.29	•	0.68	0.97	0.54	—	—	0.54	—		32.50	2.98		1.18	1.18		1.17		0.87		25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—	—	0.24	0.04		32.07	22.23	(e)	1.25	1.24		1.23		0.73		30,105	49
06-01-09(5)–10-31-09	24.24	(0.08	)•	2.30	2.22	—	—	—	—	—		26.46	9.16		1.18	1.17	†	1.16	†	(0.79	)†	250	81
ING International Value Fund
Class A
04-30-13	10.41	0.07	•	1.36	1.43	0.28	—	—	0.28	—		11.56	13.95		1.72	1.52		1.52		1.32		166,001	104
10-31-12	10.59	0.21	•	(0.12)	0.09	0.28	—	—	0.28	0.01		10.41	1.20	(a)	1.67	1.61		1.61		2.05		185,195	33
10-31-11	11.78	0.20	•	(1.16)	(0.96)	0.23	—	—	0.23	0.00	*	10.59	(8.33	)(f)	1.65	1.64		1.64		1.68		306,024	116
10-31-10	11.30	0.18	•	0.45	0.63	0.17	—	—	0.17	0.02		11.78	5.78	(g)	1.62	1.62	†	1.62	†	1.63	†	549,016	81
10-31-09	11.13	0.14		1.88	2.02	0.35	1.51	—	1.86	0.01		11.30	21.74	(h)	1.75	1.75	†	1.75	†	1.25	†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23	3.35	—	3.58	—		11.13	(42.58)		1.58	1.58	†	1.57	†	1.95	†	931,162	23
Class B
04-30-13	10.48	0.03	•	1.38	1.41	0.15	—	—	0.15	—		11.74	13.59		2.42	2.22		2.22		0.63		573	104
10-31-12	10.61	0.13	•	(0.11)	0.02	0.16	—	—	0.16	0.01		10.48	0.45	(a)	2.37	2.31		2.31		1.29		635	33
10-31-11	11.66	0.11	•	(1.16)	(1.05)	0.00 *	—	—	0.00 *	0.00	*	10.61	(9.00	)(f)	2.35	2.34		2.34		0.94		1,430	116
10-31-10	11.14	0.11	•	0.43	0.54	0.04	—	—	0.04	0.02		11.66	5.07	(g)	2.32	2.32	†	2.32	†	0.96	†	3,132	81
10-31-09	10.88	0.06	•	1.87	1.93	0.17	1.51	—	1.68	0.01		11.14	20.91	(h)	2.45	2.45	†	2.45	†	0.65	†	37,743	92
10-31-08	22.64	0.19	•	(8.58)	(8.39)	0.02	3.35	—	3.37	—		10.88	(43.00)		2.28	2.28	†	2.27	†	1.12	†	85,873	23

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
ING International Value Fund (continued)
Class C
04-30-13	10.07	0.03	•	1.32	1.35	0.20	—	—	0.20	—		11.22	13.62		2.42	2.22		2.22		0.65	98,522	104
10-31-12	10.23	0.14	•	(0.12)	0.02	0.19	—	—	0.19	0.01		10.07	0.51	(a)	2.37	2.31		2.31		1.38	101,301	33
10-31-11	11.40	0.11	•	(1.12)	(1.01)	0.16	—	—	0.16	0.00	*	10.23	(8.98	)(f)	2.35	2.34		2.34		0.98	137,199	116
10-31-10	10.95	0.11	•	0.43	0.54	0.11	—	—	0.11	0.02		11.40	5.07	(g)	2.32	2.26	†	2.26	†	0.99 †	210,574	81
10-31-09	10.79	0.05	•	1.85	1.90	0.24	1.51	—	1.75	0.01		10.95	20.92	(h)	2.45	2.40	†	2.40	†	0.58 †	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08	3.35	—	3.43	—		10.79	(72.94)		2.28	2.18	†	2.17	†	1.34 †	326,812	23
Class I
04-30-13	10.38	0.10	•	1.35	1.45	0.33	—	—	0.33	—		11.50	14.32		1.30	1.10		1.10		1.77	76,153	104
10-31-12	10.58	0.27		(0.15)	0.12	0.33	—	—	0.33	0.01		10.38	1.57	(a)	1.23	1.17		1.17		2.50	195,304	33
10-31-11	11.77	0.23	•	(1.16)	(0.93)	0.26	—	—	0.26	0.00	*	10.58	(8.04	)(f)	1.29	1.28		1.28		1.97	258,683	116
10-31-10	11.30	0.23	•	0.44	0.67	0.22	—	—	0.22	0.02		11.77	6.15	(g)	1.27	1.27	†	1.27	†	2.02 †	449,321	81
10-31-09	11.16	0.16	•	1.90	2.06	0.42	1.51	—	1.93	0.01		11.30	22.23	(h)	1.33	1.33	†	1.33	†	1.65 †	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31	3.35	—	3.66	—		11.16	(42.37)		1.28	1.28	†	1.27	†	2.23 †	735,622	23
Class W
04-30-13	10.38	0.09	•	1.35	1.44	0.31	—	—	0.31	—		11.51	14.12		1.42	1.22		1.22		1.67	141	104
10-31-12	10.57	0.26	•	(0.15)	0.11	0.31	—	—	0.31	0.01		10.38	1.49	(a)	1.37	1.31		1.31		2.54	149	33
10-31-11	11.76	0.08	•	(1.01)	(0.93)	0.26	—	—	0.26	0.00	*	10.57	(8.06	)(f)	1.35	1.34		1.34		0.70	445	116
10-31-10	11.30	0.22		0.44	0.66	0.22	—	—	0.22	0.02		11.76	6.04	(g)	1.32	1.32	†	1.32	†	1.99 †	24,507	81
07-20-09(5)–10-31-09	10.42	0.01	•	0.87	0.88	—	—	—	—	—		11.30	8.45	(h)	1.33	1.33	†	1.33	†	0.20 †	3	92
ING Russia Fund(i)
Class A
04-30-13	31.44	(0.04)		0.48	0.44	0.23	—	—	0.23	—		31.65	1.37		2.00	2.00		2.00		(0.21)	199,883	13
10-31-12	33.52	0.15		(2.23)	(2.08)	—	—	—	—	—		31.44	(6.21)		2.14	2.14		2.14		0.43	235,622	46
10-31-11	36.52	(0.12	)•	(2.88)	(0.30)	—	—	—	—	—		33.52	(8.21)		2.03	2.03		2.03		(0.29)	317,715	31
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—		36.52	23.67		2.11	2.11		2.11		(0.98)	418,162	30
10-31-09	25.60	(0.19)		12.20	12.01	—	8.08	—	8.08	—		29.53	65.55		2.21	2.21		2.21		(0.98)	373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—	11.59	—	11.59	0.00	*	25.60	(61.70)		2.06	2.06		2.06		(0.60)	261,127	43
Class I
04-30-13	31.76	(0.01	)•	0.44	0.43	0.26	—	—	0.26	—		31.93	1.33		1.85	1.85		1.85		(0.08)	7,731	13
10-31-12	33.79	0.25	•	(2.28)	(2.03)	—	—	—	—	—		31.76	(6.01)		1.96	1.96		1.96		0.77	8,675	46
10-31-11	36.64	(0.02)		(2.83)	(2.85)	—	—	—	—	—		33.79	(7.78)		1.73	1.73		1.73		(0.04)	10,528	31
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—		36.64	24.04		1.71	1.71		1.71		(0.38)	8,151	30
09-30-09(5)–10-31-09	28.27	(0.04	)•	1.31	1.27	—	—	—	—	—		29.54	4.49		1.68	1.68		1.68		(1.68)	3	46
Class W
04-30-13	31.72	0.04	•	0.45	0.49	0.38	—	—	0.38	—		31.83	1.50		1.75	1.75		1.75		0.26	87	13
10-31-12	33.74	0.47	•	(2.49)	(2.02)	—	—	—	—	—		31.72	(5.99)		1.89	1.89		1.89		1.51	64	46
08-05-11(5)–10-31-11	39.53	(0.03)		(5.76)	(5.79)	—	—	—	—	—		33.74	(14.65)		1.78	1.78		1.78		(0.41)	3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds.
(5)	Commencement of operations.
(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for International Value Equity would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W; and International Value total return would have been 1.07%, 0.32%, 0.38%, 1.44% and 1.36% on Classes A, B, C, I and W, respectively.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(b)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.
(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Small Cap total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.
(d)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Small Cap total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W, respectively.
(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value Equity total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.
(f)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Value total return would have been (8.34)%, (9.02)%, (9.00)%, (8.05)% and (8.07)% on Classes A,B,C,I and W, respectively.
(g)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value total return would have been 5.61%, 4.90%, 4.90%, 5.98% and 5.87% on Classes A,B,C,I, and W, respectively.
(h)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81% and 22.12% on Classes A,B,C and I, respectively.
(i)	For the year ended October 31, 2008, Class A redemption fees applied to capital were less than $0.005.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized on December 18, 1992 with seventeen separate active series, eight of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): Diversified Emerging Markets Debt, Diversified International, Global Bond, Global Perspectives, International Small Cap, International Value Choice, International Value Equity and Russia. IMT is a Massachusetts business trust organized on August 18, 1993 with one series, International Value (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV, or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified Emerging Markets Debt, Diversified International, Global Perspectives, and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in underlying funds (“Underlying Funds”) are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At April 30, 2013, the maximum amount of loss that Global Bond would incur if its counterparties failed to perform would be $11,346,465, which represents the gross payments to be received on open purchased options, forward foreign currency contracts and swaps were they to be unwound as of April 30, 2013. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $370,000 in cash collateral and $1,287,000 principal value in U.S. Treasury obligations. In addition, the maximum amount of loss that International Small Cap would incur if its counterparties failed to perform would be $652 which represents the gross payments to be received on open forward foreign currency contracts at April 30, 2013. There was no collateral posted by any counterparty.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

Global Bond had a liability position of $16,908,469 on forward foreign currency contracts, swaps and written options with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2013, Global Bond could have been required to pay this amount in cash to its counterparties. As of April 30, 2013, Global Bond had posted $8,802,000 to its counterparties in cash collateral for its open derivatives transactions.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April, 30 2013, Diversified Emerging Markets, Global Bond and International Small Cap had average contract amounts on forward foreign currency contracts to buy of $40,148, $1,066,362,124 and $3,626,257, respectively. In addition to the above, Diversified Emerging Markets and Global Bond had average contract amounts on forward foreign currency contract to sell of $40,000 and $814,883,901, respectively. Diversified Emerging Markets and International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure. Please refer to the tables following the Summary Portfolio of Investments for Global Bond and International Small Cap for open forward foreign currency contracts at April 30, 2013. Diversified Emerging Markets had no open forward foreign currency contracts at April 30, 2013.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund and Underlying Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30. 2013, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended April 30, 2013, Global Bond had an average notional value of $224,364,964 and $200,551,779 on futures contracts purchased and sold, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at April 30, 2013.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the six months ended April 30, 2013, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at April 30, 2013.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the six months ended April 30, 2013, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. There were no open written interest rate swaptions at April 30, 2013.

Please refer to Note 10 for the volume of purchased and written option activity during the six months ended April 30, 2013.

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2013, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the six months ended April 30, 2013, Global Bond had an average notional amount of $1,888,000 on credit default swaps to buy protection.

For the six months ended April 30, 2013, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events. There were no open credit default swaps to buy protection at April 30, 2013.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the six months ended April 30, 2013, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $58,906,060.

For the six months ended April 30, 2013, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $150,414,680.

Global Bond enters into interest rate swaps to manage the Fund’s duration. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at April 30, 2013.

H.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except International Value Equity and International Small Cap which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

L.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M.  Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

N.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Diversified Emerging Markets Debt	$1,387,933	$506,452
Diversified International	3,560,089	18,802,453
Global Bond	1,188,193,238	1,136,701,451
Global Perspectives	200,461	—
International Small Cap	204,982,959	235,801,599
International Value Choice	24,291,717	34,291,353
International Value Equity	196,568,723	236,051,909
International Value	444,665,803	640,012,591
Russia	29,768,196	72,988,481

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$1,232,213,132	$1,213,334,170

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the periods ended April 30, 2013 and October 31, 2012 were $21,766 and $133,331, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

“Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.70%
Diversified International	0.00%
Global Bond	0.40%
Global Perspectives	0.30% Direct Investments; 0.10% Underlying Funds
International Small Cap(1)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value Choice(2)	1.00%
International Value Equity	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Value(1)	1.00% on the first $1.5 billion; 0.70% on the next $750 million; and 0.65% thereafter
Russia	1.25%

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. These agreements will only renew if ING Investments elects to renew them.

(2)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of the advisory fee for International Value Choice. The waiver agreement will only renew if ING Investments elects to renew it.

ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee.

For the period ended April 30, 2013, ING Investments waived $30,230, $37,329, and $9,792 in advisory fees for International Small Cap, International Value and International Value Choice, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Diversified Emerging Markets Debt	ING Investment Management Co. LLC*
Global Bond	ING Investment Management Co. LLC*
Global Perspectives	ING Investment Management Co. LLC*
International Small Cap(1)	Acadian Asset Management LLC and Wellington Management Company, LLP
International Value Choice(2)	ING Investment Management Co. LLC*
International Value Equity(2)	ING Investment Management Co. LLC*
International Value(3)	ING Investment Management Co. LLC*
Russia	ING Investment Management Advisors B.V.*

(1)	Effective April 30, 2013, Wellington Management Company, LLP replaced Schroder Investment Management North America Inc. as the sub-adviser.

(2)	Effective November 15, 2012, Tradewinds Global Investors, LLC was removed as the sub-adviser and effective November 30, 2012, ING Investment Management Co. LLC was added as the interim sub-adviser with a permanent sub-advisory agreement approved by shareholders on March 14, 2013 and April 11, 2013 for International Value Choice and International Value Equity, respectively.

(3)	Effective March 26, 2013, Brandes Investment Partners, L.P. and del Rey Global Investors, LLC were removed as sub-advisers.

For Diversified International, ING Investment Management Co. LLC is a consultant (the “Consultant” or “ING IM”) to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for each Fund. Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor, an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Perspectives	0.25%	N/A	1.00%	N/A	0.50%
International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
International Value Choice	0.25%	1.00%	1.00%	N/A	N/A
International Value Equity	0.25%	1.00%	1.00%	N/A	N/A
International Value	0.30%	1.00%	1.00%	N/A	N/A
Russia	0.25%	N/A	N/A	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2013, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Diversified International	$1,395	$—
Global Bond	16,396	—
International Small Cap	867	—
International Value Choice	138	—
International Value Equity	1,114	—
International Value	596	—
Russia	10,849	—

Contingent Deferred Sales Charges:
Diversified International	$—	$161
Global Bond	—	1,048
International Small Cap	2,000	7
International Value Equity	864	543
International Value	883	205
Russia	4,677	—

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the period ended April 30, 2013, International Small Cap, International Value Choice, International Value Equity, and International Value incurred $51,000, $124,200, $157,200, and $259,062, respectively of proxy and solicitation costs associated with sub-adviser, name, and/or principal investment strategy changes to the Funds. With the exception of International Small Cap, the Investment Adviser reimbursed the Funds for these costs.

At April 30, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Investment Management Company LLC	Diversified Emerging Markets Debt	99.79%
	Global Perspectives	50.10
ING Life Insurance and Annuity Company	International Small Cap	7.15
ING National Trust	International Value Choice	11.78
	International Value	10.79
ING Solution 2015 Portfolio	Global Bond	5.48
ING Solution 2025 Portfolio	Global Bond	9.52

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

“notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2013, the following Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Diversified Emerging Markets Debt	Offering	$10,697
Diversified International	Postage	83,833
Global Perspectives	Offering	100,000
International Value Choice	Proxy and solicitation	55,095

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	1.00%
Diversified International(2)	0.50%	1.25%	1.25%	0.25%	0.50%	0.75%	0.25%
Global Bond(3)	0.90%	1.65%	1.65%	0.65%	0.90%	1.15%	0.65%
Global Perspectives(1)	1.23%	N/A	1.98%	0.98%	N/A	1.48%	0.98%
International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%
International Value Equity(4)	1.35%	2.10%	2.10%	1.10%	N/A	N/A	1.10%
International Value	1.80%	2.50%	2.50%	1.50%	N/A	N/A	1.50%
Russia	2.75%	N/A	N/A	2.50%	N/A	N/A	2.50%

(1)	For Diversified Emerging Markets Debt and Global Perspectives, the total expense limits include the expenses of the underlying investment companies.

(2)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Including the expenses of the underlying investment companies, the expense limits for Diversified International are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

(3)	Prior to March 1, 2013, the expense limit was 0.61% for Class I respectively.

(4)	Prior to November 30, 2012, the expense limit was 1.50%, 2.25%, 2.25%, 1.25% and 1.25% for Classes A,B,C,I and W respectively.

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side agreements will continue. Each side agreement will only renew if ING Investments elects to renew it.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
International SmallCap(1)	1.80%	2.45%	2.45%	1.25%	1.70%	N/A	1.45%
International Value Choice(2)	1.35%	2.10%	2.10%	1.10%	N/A	N/A	1.10%
International Value(1)(3)	1.50%	2.20%	2.20%	1.20%	N/A	N/A	1.20%
Russia(1)	2.25%	N/A	N/A	2.00%	N/A	N/A	2.00%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)	Prior to November 30, 2012, pursuant to a side letter agreement, the expense limit was 1.60%, 2.35%, 2.35%, 1.35% and 1.35% for Classes A,B,C,I and W respectively.

(3)	Prior to January 1, 2013, pursuant to a side letter agreement, the expense limit was 1.60%, 2.30%, 2.30%, 1.30% and 1.30% for Classes A,B,C,I and W respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2013, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	April 30,
	2014	2015	2016	Total
Diversified Emerging Markets Debt	$—	$—	$57,910	$57,910
Diversified International	214,342	102,739	229,578	546,659
Global Bond	467,756	147,364	252,402	867,522
Global Perspectives	—	—	10,927	10,927
International Small Cap	—	—	40,779	40,779
International Value Choice	—	35,695	251,866	287,561
International Value Equity	—	—	304,771	304,771

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2013, are as follows:

	April 30,
	2014	2015	2016	Total
Diversified Emerging Markets Debt
Class A	$—	$—	$6	$6
Class C	—	—	5	5
Class W	—	—	5	5
Diversified International
Class A	$31,517	$102,828	$16,562	$150,907
Class B	5,039	16,427	3,030	24,496
Class C	18,076	60,857	10,740	89,673
Class O	1,122	4,110	1,746	6,978
Class R	56	191	40	287
Class W	753	2,519	186	3,458
International Value Choice
Class A	$26,517	$16,571	$—	$43,088
Class B	1,536	490	—	2,026
Class C	6,113	3,671	—	9,784
Class I	—	—	1,947	1,947
Class W	90	—	—	90
International Value Equity
Class A	$—	$34,704	$77,294	$111,998
Class B	—	1,275	2,153	3,428
Class C	—	24,112	45,907	70,019
Class W	—	5,028	7,700	12,728

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF or IMT provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the period ended April 30, 2013 were as follows:

	USD Notional	Cost
Balance at 10/31/12	112,500,000	$1,600,459
Options Purchased	302,900,000	4,181,696
Options Terminated in Closing Sell Transactions	(37,600,000)	(166,192)
Options Expired	(115,800,000)	(1,679,667)
Balance at 4/30/13	262,000,000	$3,936,296

Transactions in purchased interest rate swaptions for Global Bond for the period ended April 30, 2013 were as follows:

	Number of Contracts	Cost
Balance at 10/31/12	111,594,000	$2,800,493
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	(111,594,000)	(2,800,493)
Options Expired	—	—
Balance at 4/30/13	—	$—

Transactions in written foreign currency options for Global Bond for the period ended April 30, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/12	94,700,000	$861,932
Options Written	286,700,000	1,451,115
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(135,600,000)	(943,732)
Balance at 4/30/13	245,800,000	$1,369,315

Transactions in written interest rate swaptions for Global Bond for the period ended April 30, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/12	8,712,000	$148,435
Options Written	—	—
Options Terminated in Closing Purchase Transactions	(8,712,000)	(148,435)
Options Expired	—	—
Balance at 4/30/13	—	$—

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, except for Diversified Emerging Markets Debt and Global Perspectives, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	7	$12,552,857	1.12%
International Small Cap	24	2,665,833	1.16
International Value Choice	2	1,425,000	1.14
International Value Equity	20	572,750	1.13
International Value	40	1,444,625	1.13
Russia	21	1,595,714	1.14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified Emerging Markets Debt
Class A
11/2/2012(1)-4/30/2013	505	—	2	—	—	507	5,068	—	—	26	—	—	—	5,094
Class C
11/2/2012(1)-4/30/2013	301	—	2	—	—	303	3,010	—	—	22	—	—	—	3,032
Class I
11/2/2012(1)-4/30/2013	99,101	—	872	—	—	99,973	991,010	—	—	8,889	—	—	—	999,899
Class W
11/2/2012(1)-4/30/2013	301	—	3	—	—	304	3,010	—	—	27	—	—	—	3,037
Diversified International
Class A
4/30/2013	110,897	—	89,342	(1,179,463)	—	(979,224)	1,043,982	—	—	827,305	—	(11,050,713)	—	(9,179,426)
10/31/2012	278,532	—	78,991	(2,272,947)	—	(1,915,424)	2,428,890	—	—	635,082	—	(19,511,436)	—	(16,447,464)
Class B
4/30/2013	1,570	—	10,025	(113,615)	—	(102,020)	14,722	—	—	92,918	—	(1,062,185)	—	(954,545)
10/31/2012	254	—	2,703	(318,203)	—	(315,246)	5,008	—	—	21,787	—	(2,723,845)	—	(2,697,050)
Class C
4/30/2013	48,448	—	30,789	(439,028)	—	(359,791)	454,318	—	—	285,415	—	(4,074,838)	—	(3,335,105)
10/31/2012	86,850	—	9,250	(1,467,463)	—	(1,371,363)	750,958	—	—	74,369	—	(12,439,046)	—	(11,613,719)
Class I
4/30/2013	36,863	—	18,809	(238,306)	—	(182,634)	339,082	—	—	173,231	—	(2,225,271)	—	(1,712,958)
10/31/2012	213,907	—	14,745	(501,901)	—	(273,249)	1,844,184	—	—	117,965	—	(4,289,264)	—	(2,327,115)
Class O
4/30/2013	155,812	—	—	(45,248)	—	110,564	1,460,710	—	—	—	—	(420,396)	—	1,040,314
10/31/2012	136,747	—	—	(115,597)	—	21,150	1,167,904	—	—	—	—	(984,343)	—	183,561
Class R
4/30/2013	—	—	224	(271)	—	(47)	—	—	—	2,051	—	(2,494)	—	(443)
10/31/2012	—	—	171	(5,471)	—	(5,300)	40	—	—	1,361	—	(45,113)	—	(43,712)
Class W
4/30/2013	5,914	—	1,255	(30,244)	—	(23,075)	55,000	—	—	11,530	—	(270,668)	—	(204,138)
10/31/2012	17,972	—	1,880	(109,342)	—	(89,490)	154,098	—	—	14,983	—	(907,427)	—	(738,346)
Global Bond
Class A
4/30/2013	3,261,861	—	322,068	(5,212,210)	—	(1,628,281)	37,589,977	—	—	3,704,603	—	(60,057,952)	—	(18,763,372)
10/31/2012	9,035,461	—	1,193,493	(13,995,278)	—	(3,766,324)	103,953,667	—	—	13,612,253	—	(159,105,530)	—	(41,539,610)
Class B
4/30/2013	3,524	—	1,256	(48,208)	—	(43,428)	40,400	—	—	14,319	—	(550,256)	—	(495,537)
10/31/2012	23,090	—	7,023	(71,270)	—	(41,157)	262,298	—	—	79,346	—	(809,356)	—	(467,712)
Class C
4/30/2013	1,318,882	—	105,003	(1,666,675)	—	(242,790)	15,111,410	—	—	1,200,976	—	(19,031,071)	—	(2,718,685)
10/31/2012	3,840,728	—	317,969	(2,344,774)	—	1,813,923	43,980,999	—	—	3,607,338	—	(26,798,110)	—	20,790,227
Class I
4/30/2013	13,311,421	—	732,211	(9,945,193)	—	4,098,439	152,309,819	—	—	8,388,884	—	(113,944,535)	—	46,754,168
10/31/2012	29,561,113	—	1,644,408	(14,854,236)	—	16,351,285	338,194,865	—	—	18,739,776	—	(170,391,313)	—	186,543,328
Class O
4/30/2013	48,519	—	5	(62,492)	—	(13,968)	547,172	—	—	52	—	(705,097)	—	(157,873)
10/31/2012	136,364	—	6	(120,315)	—	16,055	1,540,069	—	—	72	—	(1,360,024)	—	180,117
Class R
4/30/2013	899	—	449	(4,061)	—	(2,713)	10,316	—	—	5,157	—	(46,515)	—	(31,042)
10/31/2012	23,244	—	535	(267)	—	23,512	268,156	—	—	6,125	—	(3,004)	—	271,277
Class W
4/30/2013	1,667,547	—	70,315	(1,149,785)	—	588,077	18,860,175	—	—	792,258	—	(12,868,515)	—	6,783,918
10/31/2012	1,857,931	—	152,609	(1,127,707)	—	882,833	20,977,411	—	—	1,711,304	—	(12,697,086)	—	9,991,629

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Perspectives
Class A
3/28/2013(1)-4/30/2013	9,371	—	—	—	—	9,371	93,925	—	—	—	—	—	—	93,925
Class C
3/28/2013(1)-4/30/2013	3,371	—	—	—	—	3,371	33,660	—	—	—	—	—	—	33,660
Class I
3/28/2013(1)-4/30/2013	2,011	—	—	—	—	2,011	20,010	—	—	—	—	—	—	20,010
Class R
3/28/2013(1)-4/30/2013	2,011	—	—	—	—	2,011	20,010	—	—	—	—	—	—	20,010
Class W
3/28/2013(1)-4/30/2013	3,295	—	—	—	—	3,295	32,749	—	—	—	—	—	—	32,749
International Small Cap
Class A
4/30/2013	191,777	—	29,435	(403,273)	—	(182,061)	7,634,104	—	—	1,108,523	—	(16,019,164)	—	(7,276,537)
10/31/2012	270,854	—	40,026	(922,903)	—	(612,023)	9,713,889	270,209	—	1,274,839	—	(32,531,269)	—	(21,272,332)
Class B
4/30/2013	256	—	343	(12,174)	—	(11,575)	10,251	—	—	13,727	—	(506,403)	—	(482,425)
10/31/2012	14	—	282	(21,905)	—	(21,609)	498	6,794	—	9,527	—	(830,403)	—	(813,584)
Class C
4/30/2013	6,750	—	6,221	(68,935)	—	(55,964)	245,663	—	—	218,739	—	(2,548,830)	—	(2,084,428)
10/31/2012	18,540	—	6,506	(146,218)	—	(121,172)	617,771	64,016	—	193,956	—	(4,823,984)	—	(3,948,241)
Class I
4/30/2013	195,125	—	45,724	(537,469)	—	(296,620)	7,471,347	—	—	1,718,300	—	(20,827,461)	—	(11,637,814)
10/31/2012	259,424	—	42,183	(1,912,885)	—	(1,611,278)	9,074,359	402,185	—	1,340,152	—	(64,850,016)	—	(54,033,320)
Class O
4/30/2013	12,386	—	—	(5,237)	—	7,149	487,866	—	—	—	—	(204,984)	—	282,882
10/31/2012	16,552	—	—	(14,297)	—	2,255	587,931	3,932	—	—	—	(498,432)	—	93,431
Class W
4/30/2013	254,781	—	13,955	(251,331)	—	17,405	11,663,331	—	—	625,471	—	(11,609,061)	—	679,741
10/31/2012	231,450	—	11,768	(74,946)	—	168,272	9,272,622	74,847	—	444,614	—	(3,196,535)	—	6,595,548
International Value Choice
Class A
4/30/2013	105,459	—	34,660	(1,052,016)	—	(911,897)	1,000,267	—	—	321,993	—	(9,940,896)	—	(8,618,636)
10/31/2012	857,977	—	61,290	(979,205)	—	(59,938)	7,602,647	—	—	549,769	—	(8,868,341)	—	(715,925)
Class B
4/30/2013	65	—	281	(3,042)	—	(2,696)	604	—	—	2,600	—	(29,320)	—	(26,116)
10/31/2012	143	—	641	(13,367)	—	(12,583)	1,279	—	—	5,729	—	(121,644)	—	(114,636)
Class C
4/30/2013	2,889	—	1,683	(88,718)	—	(84,146)	27,051	—	—	15,571	—	(837,462)	—	(794,840)
10/31/2012	32,738	—	6,462	(194,465)	—	(155,265)	297,645	—	—	57,515	—	(1,754,257)	—	(1,399,097)
Class I
4/30/2013	16,080	—	1,197	(74,620)	—	(57,343)	151,987	—	—	11,136	—	(703,303)	—	(540,180)
10/31/2012	148,611	—	6,943	(384,488)	—	(228,934)	1,368,545	—	—	62,143	—	(3,475,314)	—	(2,044,626)
Class W
4/30/2013	29	—	—	(1,390)	—	(1,361)	283	—	—	—	—	(12,849)	—	(12,566)
10/31/2012	472,053	—	221	(470,611)	—	1,663	4,229,322	—	—	1,980	—	(4,172,613)	—	58,689
International Value Equity
Class A
4/30/2013	81,710	—	12,529	(856,003)	—	(761,764)	2,217,581	—	—	334,035	—	(23,191,618)	—	(20,640,002)
10/31/2012	593,626	—	716,446	(5,418,363)	—	(4,108,291)	16,405,098	137,703	—	19,236,587	—	(145,549,018)	—	(109,769,630)
Class B
4/30/2013	—	—	—	(24,319)	—	(24,319)	—	—	—	—	—	(700,614)	—	(700,614)
10/31/2012	1,439	—	14,886	(70,107)	—	(53,782)	41,253	3,331	—	432,452	—	(2,024,962)	—	(1,547,926)
Class C
4/30/2013	21,718	—	—	(512,884)	—	(491,166)	552,257	—	—	—	—	(13,033,485)	—	(12,481,228)
10/31/2012	247,916	—	300,547	(2,863,809)	—	(2,315,346)	6,344,252	79,799	—	7,576,794	—	(71,018,084)	—	(57,017,239)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
International Value Equity (continued)
Class I
4/30/2013	68,489	—	5,321	(396,578)	—	(322,768)	1,869,677	—	—	143,031	—	(10,759,324)	—	(8,746,616)
10/31/2012	1,072,101	—	258,211	(7,581,198)	—	(6,250,886)	29,635,295	129,275	—	6,989,762	—	(217,824,290)	—	(181,069,958)
Class W
4/30/2013	27,848	—	2,299	(122,670)	—	(92,523)	778,474	—	—	61,695	—	(3,370,355)	—	(2,530,186)
10/31/2012	73,824	—	93,751	(639,520)	—	(471,945)	2,055,899	14,824	—	2,535,022	—	(16,912,549)	—	(12,306,804)
International Value
Class A
4/30/2013	389,098	—	346,909	(4,173,570)	—	(3,437,563)	4,233,761	—	—	3,671,746	—	(45,381,625)	—	(37,476,118)
10/31/2012	1,592,206	—	624,185	(13,328,059)	—	(11,111,668)	15,911,710	370,454	—	5,904,795	—	(133,988,233)	—	(111,801,274)
Class B
4/30/2013	1,070	—	679	(13,510)	—	(11,761)	11,895	—	—	7,319	—	(147,113)	—	(127,899)
10/31/2012	3,308	—	1,473	(79,061)	—	(74,280)	33,148	1,679	—	14,127	—	(811,502)	—	(762,548)
Class C
4/30/2013	48,051	—	142,475	(1,468,312)	—	(1,277,786)	496,853	—	—	1,468,254	—	(15,417,816)	—	(13,452,709)
10/31/2012	88,634	—	203,326	(3,641,870)	—	(3,349,910)	836,062	166,718	—	1,872,630	—	(35,566,726)	—	(32,691,316)
Class I
4/30/2013	674,746	—	465,200	(13,325,935)	—	(12,185,989)	7,289,879	—	—	4,890,891	—	(147,039,853)	—	(134,859,083)
10/31/2012	1,900,630	—	716,678	(8,267,004)	—	(5,649,696)	19,262,272	321,337	—	6,736,773	—	(82,295,214)	—	(55,974,832)
Class W
4/30/2013	—	—	197	(2,322)	—	(2,125)	—	—	—	2,079	—	(24,928)	—	(22,849)
10/31/2012	2,195	—	413	(30,318)	—	(27,710)	20,689	403	—	3,889	—	(300,118)	—	(275,137)
Russia
Class A
4/30/2013	129,162	—	44,011	(1,352,437)	—	(1,179,264)	4,325,666	—	—	1,447,130	21,581	(44,215,168)	—	(38,420,791)
10/31/2012	486,919	—	—	(2,470,645)	—	(1,983,726)	15,853,700	—	—	—	122,278	(77,879,747)	—	(61,903,769)
Class I
4/30/2013	48,985	—	1,175	(81,189)	—	(31,029)	1,620,568	—	—	38,949	—	(2,683,595)	—	(1,024,078)
10/31/2012	252,713	—	—	(291,136)	—	(38,423)	8,205,811	—	—	—	10,849	(9,318,184)	—	(1,101,524)
Class W
4/30/2013	1,210	—	12	(517)	—	705	39,122	—	—	408	185	(16,657)	—	23,058
10/31/2012	2,374	—	—	(419)	—	1,955	69,952	—	—	—	204	(12,552)	—	57,604

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation (Diversified Emerging Markets Debt, Diversified International and Global Perspectives). Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Investment by Funds-of-Funds (Certain Funds). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Fund and will attempt to minimize any adverse effects on the Funds and the Fund-of-Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Bond and Russia). Certain of the Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
International Small Cap	$3,445,324	$3,655,571
International Value Equity	575,291	588,266
Russia	6,530,864	7,684,288

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
	Ordinary Income	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$8,964	$—	$—	$—
Diversified International	1,749,755	1,060,003	—	—
Global Bond	16,687,802	27,988,289	6,774,863	10,078,625
International Small Cap	4,393,881	5,339,421	—	—
International Value Choice	371,925	774,425	—	—
International Value Equity	682,420	32,521,474	29,040,761	—
International Value	11,769,717	18,093,661	—	—
Russia	1,710,079	—	—	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Diversified International	$526,968	$(178,380)	$2,898,366	$(28,060,058)	Short-term	2016
				(93,445,922)	Short-term	2017
				(33,117,873)	Short-term	2018
				(824,702)	Short-term	2019
				(418,596)	Short-term	None
				(6,148,582)	Long-term	None
				$(162,015,733)
Global Bond	—	—	12,336,465	—	N/A	N/A
International Small Cap	4,278,857	—	11,334,106	(77,906,737)	Short-term	2016
				(202,973,948)	Short-term	2017
				(1,355,837)	Short-term	None
				$(282,236,522)
International Value Choice	365,853	—	(2,284,541)	(14,545,893)	Short-term	2017
				(359,381)	Short-term	2019
				(2,490,915)	Long-term	None
				$(17,396,189)
International Value Equity	681,489	—	(27,177,137)	(9,135,728)	Short-term	None
				(25,904,849)	Long-term	None
				$(35,040,577)
International Value	11,410,427	—	(45,848,330)	(810,539,013)	Short-term	2017
				(70,133,094)	Short-term	2018
				(8,757,263)	Short-term	2019
				(12,866,873)	Short-term	None
				(51,613,608)	Long-term	None
				$(953,909,851)
Russia	982,885	—	41,515,751	(66,111,223)	Short-term	2017
				(21,810,157)	Short-term	2018
				(2,925,627)	Short-term	None
				$(90,847,007)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of April 30, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

International Small Cap	$821,983
International Value Equity	$364,932
International Value	$860,591

NOTE 17 — SUBSEQUENT EVENTS

Restructuring Plan

The Investment Adviser, ING IM, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. In addition, shareholders of the Funds have been asked to approve new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of Global Perspectives approved an advisory and affiliated sub-advisory agreement on April 29, 2013 and shareholders of Diversified Emerging Markets Debt, Global Bond and International Small Cap approved new advisory and affiliated sub-advisory agreements (as applicable) on May 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S. Shareholders of Diversified International, International Value Equity, International Value and Russia have not yet approved new advisory and affiliated sub-advisory agreements.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a stand-alone entity, are a publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

Proposals

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serves as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 13, 2013. The election of the Nominees is effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Funds to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds will be governed by a board made up of the same individuals.

Reorganization

On September 6, 2012, the Board of International Value Choice approved a proposal to reorganize the Fund with and into ING International Value Equity Fund. The proposal was approved by shareholders on March 14, 2013. The merger is expected to take place on or about July 13, 2013.

Dividends

Subsequent to April 30, 2013, the following Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0353	May 2, 2013	April 30, 2013
Class B	$0.0281	May 2, 2013	April 30, 2013
Class C	$0.0283	May 2, 2013	April 30, 2013
Class I	$0.0383	May 2, 2013	April 30, 2013
Class O	$0.0354	May 2, 2013	April 30, 2013
Class R	$0.0328	May 2, 2013	April 30, 2013
Class W	$0.0377	May 2, 2013	April 30, 2013
Class A	$0.0353	June 4, 2013	May 31, 2013
Class B	$0.0283	June 4, 2013	May 31, 2013
Class C	$0.0282	June 4, 2013	May 31, 2013
Class I	$0.0384	June 4, 2013	May 31, 2013
Class O	$0.0355	June 4, 2013	May 31, 2013
Class R	$0.0335	June 4, 2013	May 31, 2013
Class W	$0.0379	June 4, 2013	May 31, 2013

Line of Credit

Pursuant to an agreement dated May 24, 2013, all funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit with BNY for an aggregate amount of $200,000,000. This agreement supersedes the Credit Agreement that was in place at April 30, 2013.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING DIVERSIFIED EMERGING MARKETS DEBT FUND

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 87.0%
	Affiliated Investment Companies: 87.0%
8,361	ING Emerging Markets Corporate Debt Fund — Class P	$88,372	8.4
41,572	ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	430,267	40.9
37,550	ING Emerging Markets Local Currency Debt Fund — Class P	395,779	37.7

	Total Mutual Funds
	(Cost $891,303)	914,418	87.0

SHORT-TERM INVESTMENTS: 4.5%
	Mutual Funds: 4.5%
47,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $47,000)	$47,000	4.5

	Total Short-Term Investments
	(Cost $47,000)	47,000	4.5

	Total Investments in Securities (Cost $938,303)	$961,418	91.5
	Assets in Excess of Other Liabilities	88,847	8.5
	Net Assets	$1,050,265	100.0

Cost for federal income tax purposes is $938,420.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,998
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$22,998

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Mutual Funds	$914,418	$—	$—	$914,418
Short-Term Investments	47,000	—	—	47,000
Total Investments, at fair value	$961,418	$—	$—	$961,418

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING DIVERSIFIED INTERNATIONAL FUND

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.4%
76,400	iShares MSCI EAFE Value Index	$4,038,504	4.4

	Total Exchange- Traded Funds
	(Cost $3,602,870)	4,038,504	4.4

MUTUAL FUNDS: 95.6%
	Affiliated Investment Companies: 95.6%
1,193,495	ING Emerging Markets Equity Fund — Class I	13,796,804	15.1
3,550,944	ING International Core Fund — Class I	36,574,719	40.1
1,662,037	ING International Growth Fund — Class I	18,265,783	20.0
107,812	ING International SmallCap Fund — Class I	4,584,158	5.0
1,219,091	ING International Value Fund — Class I	14,019,546	15.4

	Total Mutual Funds
	(Cost $74,547,031)	87,241,010	95.6

	Total Investments in Securities (Cost $78,149,901)	$91,279,514	100.0
	Liabilities in Excess of Other Assets	(24,589)	—
	Net Assets	$91,254,925	100.0

Cost for federal income tax purposes is $79,666,648.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,612,866
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$11,612,866

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,038,504	$—	$—	$4,038,504
Mutual Funds	87,241,010	—	—	87,241,010
Total Investments, at fair value	$91,279,514	$—	$—	$91,279,514

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the six months ended April 30, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 4/30/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Equity Fund — Class I	$14,559,150	$797,061	$(2,298,115)	$738,708	$13,796,804	$23,976	$258,860	$—
ING International Core Fund — Class I	38,882,434	912,723	(7,008,999)	3,788,561	36,574,719	527,047	(190,398)	192,712
ING International Growth Fund — Class I	19,418,723	537,131	(3,630,931)	1,940,860	18,265,783	311,635	69,752	—
	$72,860,307	$2,246,915	$(12,938,045)	$6,468,129	$68,637,306	$862,658	$138,214	$192,712

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 20.0%
		Bermuda: 0.1%
1,000,000	#	NCL Corp. Ltd., 5.000%, 02/15/18	$1,043,750	0.1

		Brazil: 1.2%
BRL 4,000,000	#	Banco Votorantim SA, 6.250%, 05/16/16	2,341,570	0.3
2,400,000	#	BC Luxco 1 SA, 7.375%, 01/29/20	2,508,000	0.3
1,575,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	1,639,969	0.2
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	555,000	0.1
1,028,750	#	QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/18	1,078,644	0.1
1,340,000		Other Securities	1,459,848	0.2
			9,583,031	1.2

		Canada: 0.2%
1,000,000	#	Bombardier, Inc., 6.125%, 01/15/23	1,086,250	0.1
822,000		Other Securities	830,937	0.1
			1,917,187	0.2

		Cayman Islands: 0.2%
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	756,437	0.1
750,000		Other Securities	818,438	0.1
			1,574,875	0.2

		Chile: 0.1%
375,000	#	Automotores Gildemeister SA, 6.750%, 01/15/23	385,313	0.1

		China: 0.0%
250,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	324,636	0.0

		Colombia: 0.3%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,507,500	0.2
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	803,483	0.1
			2,310,983	0.3

		Dominican Republic: 0.1%
1,000,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	1,028,500	0.1

		Hong Kong: 0.2%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,616,250	0.2

		India: 0.3%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,384,799	0.2
1,392,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	1,381,560	0.1
			2,766,359	0.3

		Ireland: 0.0%
250,000	#	Ardagh Packaging Finance PLC, 7.375%, 10/15/17	276,562	0.0

		Italy: 0.0%
277,000		Other Securities	291,251	0.0

		Kazakhstan: 0.2%
1,000,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	990,500	0.1
750,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	754,366	0.1
			1,744,866	0.2

		Mexico: 0.3%
875,000	#	BBVA, 6.750%, 09/30/22	1,008,438	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,280,750	0.2
			2,289,188	0.3

		Netherlands: 0.2%
325,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	346,125	0.0
1,133,000		Other Securities	1,289,899	0.2
			1,636,024	0.2

		Paraguay: 0.3%
2,600,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	2,840,500	0.3

		Russia: 0.4%
1,150,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,183,350	0.1
1,300,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	1,309,750	0.2
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	456,500	0.1
			2,949,600	0.4

		South Africa: 0.0%
100,000		Other Securities	100,923	0.0

		Switzerland: 0.2%
1,143,000		Other Securities	1,327,809	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Turkey: 0.1%
500,000	#	Turkiye Is Bankasi, 6.000%, 10/24/22	$548,750	0.1

		United Arab Emirates: 0.6%
1,100,000	#	Abu Dhabi National Energy Co., 2.500%, 01/12/18	1,118,700	0.1
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,291,950	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	869,250	0.1
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,913,062	0.2
			5,192,962	0.6

		United Kingdom: 1.0%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	712,782	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	282,813	0.0
665,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	761,067	0.1
936,000	#	Standard Chartered PLC, 3.950%, 01/11/23	958,337	0.1
5,500,000		Other Securities	5,691,537	0.7
			8,406,536	1.0

		United States: 14.0%
3,762,000		AT&T, Inc., 2.500%–5.350%, 08/15/15–09/01/40	4,074,367	0.5
1,750,000		Bank of America Corp., 5.420%–5.625%, 03/15/17–07/01/20	2,064,393	0.2
2,749,000	#	Barrick North America Finance LLC, 5.750%, 05/01/43	2,772,996	0.3
250,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 7.125%, 11/15/19	258,750	0.0
3,423,000		Citigroup, Inc., 4.050%–8.500%, 09/15/14–07/30/22	3,691,299	0.4
2,641,000		Comcast Corp., 5.700%–6.550%, 05/15/18–07/01/39	3,315,722	0.4
2,159,000	#	COX Communications, Inc., 2.950%, 06/30/23	2,159,274	0.3
560,000	#	DISH DBS Corp., 4.250%, 04/01/18	553,000	0.1
1,000,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	1,053,750	0.1
1,128,000	#	Freeport-McMoRan Copper & Gold, Inc., 3.875%, 03/15/23	1,139,461	0.1

600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	673,500	0.1
2,493,000		General Electric Capital Corp., 4.375%, 09/16/20	2,833,075	0.3
549,000		General Electric Capital Corp., 6.750%, 03/15/32	720,826	0.1
1,601,000		General Electric Co., 2.700%, 10/09/22	1,652,539	0.2
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,184,227	0.1
3,625,000		JPMorgan Chase & Co., 3.375%–5.875%, 06/13/16–05/01/23	3,933,674	0.5
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	557,903	0.1
500,000	#	Lennar Corp., 4.125%, 12/01/18	511,250	0.1
2,153,000		Morgan Stanley, 3.750%–7.300%, 05/13/19–02/25/23	2,353,970	0.3
1,000,000	#	Nielsen Finance, LLC/ Nielsen Finance Co., 4.500%, 10/01/20	1,026,250	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,292,500	0.2
2,186,000		Time Warner, Inc., 5.875%–6.500%, 11/15/36–11/15/40	2,650,868	0.3
1,325,000	#	Turlock Corp., 4.150%, 11/02/42	1,352,523	0.2
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	444,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	819,000	0.1
735,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	819,525	0.1
65,176,000		Other Securities	72,095,080	8.7
			116,003,722	14.0

		Total Corporate Bonds/Notes
		(Cost $155,316,488)	166,159,577	20.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.9%
		United States: 7.9%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,787,806	0.2
1,578,283		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	1,590,324	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.359%, 09/10/47	$763,963	0.1
309,839		Banc of America Funding Corp., 5.750%, 10/25/35–11/25/35	310,966	0.0
2,030,000	#	BB-UBS Trust, 2.892%, 06/05/30	2,087,853	0.3
770,857		Bear Stearns Adjustable Rate Mortgage Trust, 2.643%, 08/25/35	776,490	0.1
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,726,179	0.3
1,033,000	#	Bear Stearns Commercial Mortgage Securities, 5.765%, 04/12/38	1,094,011	0.2
5,940,333	ˆ	COMM 2013-LC6 Mortgage Trust, 1.959%, 01/10/46	657,572	0.1
5,462,647	ˆ	Commercial Mortgage Pass Through Certificates, 2.090%, 12/10/45	668,818	0.1
5,942,491	ˆ	Commercial Mortgage Pass Through Certificates, 2.173%, 10/15/45	781,622	0.1
8,041,966	ˆ	Commercial Mortgage Pass Through Certificates, 2.429%, 05/15/45	1,102,389	0.1
1,434,062	#	Credit Suisse Mortgage Capital Certificates, 4.677%, 07/27/37	1,446,010	0.2
660,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	749,090	0.1
531,118	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	533,798	0.1
553,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.826%, 08/10/38	512,072	0.1
6,038,246	ˆ	GS Mortgage Securities Corp. II, 2.567%, 11/10/45	911,509	0.1
1,620,000	#	GS MTG, 1.048%, 11/08/29	1,632,141	0.2
1,630,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	1,652,755	0.2

1,090,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.690%, 10/15/37	947,084	0.1
9,219,645	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.102%, 12/15/47	1,117,474	0.2
5,440,000	#,ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.447%, 12/15/47	166,126	0.0
111,043		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	112,005	0.0
269,156	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	269,939	0.0
156,356		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	156,273	0.0
850,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	728,492	0.1
1,180,000	#	LB-UBS Commercial Mortgage Trust, 5.224%, 07/15/37	1,161,965	0.1
453,000	#	LB-UBS Commercial Mortgage Trust, 5.413%, 02/15/40	410,418	0.1
4,549,455		LB-UBS Commercial Mortgage Trust, 4.943%–6.082%, 10/15/36–07/15/40	4,708,823	0.5
GBP 2,841,000		MBNA Credit Card Master Note Trust, 6.100%, 10/19/15	4,428,790	0.5
8,260,617	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.666%, 12/15/48	700,628	0.1
1,520,000		Morgan Stanley Capital I, Inc., 5.542%, 06/15/38	1,569,110	0.2
1,450,000	#	Morgan Stanley Capital I, Inc., 3.629%, 01/11/32	1,486,844	0.2
1,020,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	1,130,938	0.1
930,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	1,008,616	0.1
1,330,000	#	Morgan Stanley Capital I, 5.626%, 01/13/41	1,346,263	0.2
2,650,000	#	Morgan Stanley Reremic Trust, 5.466%, 12/17/43	2,706,825	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
3,582,252		Morgan Stanley Capital I, 5.172%–5.763%, 01/14/42–04/12/49	$3,696,637	0.4
370,000	#	Motel 6 Trust, 1.948%, 10/05/25	376,407	0.0
960,000	#	RBSCF Trust, 5.305%, 01/16/49	973,089	0.1
2,080,000	#	Salomon Brothers Mortgage Securities VII, Inc., 7.000%, 05/18/32	2,105,109	0.3
11,888,710	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 2.359%, 08/10/49	1,675,023	0.2
11,198,846	#, ˆ	Wells Fargo Commercial Mortgage Trust, 2.314%, 10/15/45	1,525,031	0.2
377,042		Wells Fargo Mortgage Backed Securities Trust, 5.000%, 11/25/36	389,107	0.0
5,217,807	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 2.410%, 08/15/45	694,912	0.1
1,430,255		Wells Fargo Mortgage-Backed Securities Trust, 5.330%, 08/25/35	1,442,773	0.2
6,406,784		Other Securities	6,442,949	0.8

		Total Collateralized Mortgage Obligations
		(Cost $64,112,350)	65,263,018	7.9

FOREIGN GOVERNMENT BONDS: 43.8%
		Angola: 0.1%
1,000,000		Other Securities	1,102,500	0.1

		Argentina: 0.5%
880,000		City of Buenos Aires, 9.950%, 03/01/17	783,200	0.1
5,929,826		Argentina Government International Bond, 2.500%–8.280%, 09/12/13–12/31/38	3,605,422	0.4
			4,388,622	0.5

		Aruba: 0.1%
470,000	#	Aruba Government Bond, 4.625%, 09/14/23	489,505	0.1

		Austria: 0.9%
EUR 4,940,000	#	Austria Government Bond, 3.200%, 02/20/17	7,210,749	0.9

		Azerbaijan: 0.1%
840,000		Other Securities	905,100	0.1

		Belarus: 0.3%
2,373,000		Other Securities	2,506,968	0.3

		Belgium: 1.1%
EUR 7,030,000		Belgium Government Bond, 1.250%, 06/22/18	9,456,749	1.1

		Belize: 0.1%
1,486,000	#	Belize Government International Bond, 5.000%, 02/20/38	1,051,345	0.1

		Brazil: 7.0%
BRL 106,917,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	54,470,639	6.6
3,615,000		Brazilian Government International Bond, 2.625%, 01/05/23	3,613,192	0.4
320,000		Other Securities	334,237	0.0
			58,418,068	7.0

		Canada: 0.0%
CAD 30,000		Other Securities	39,677	0.0

		Chile: 0.2%
450,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	440,176	0.1
770,000		Other Securities	832,840	0.1
			1,273,016	0.2

		Colombia: 0.3%
1,543,000		Other Securities	2,115,097	0.3

		Costa Rica: 0.1%
750,000	#	Costa Rica Government International Bond, 4.250%–5.625%, 01/26/23–04/30/43	770,200	0.1

		Croatia: 0.3%
2,400,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	2,562,000	0.3
300,000		Other Securities	340,500	0.0
			2,902,500	0.3

		Dominican Republic: 1.0%
DOP 50,000,000		Dominican Republic International Bond, 14.000%, 10/18/19	1,301,003	0.1
DOP 116,000,000		Dominican Republic International Bond, 15.500%, 04/19/19	3,182,434	0.4
DOP 158,000,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	4,111,169	0.5
			8,594,606	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Ecuador: 0.1%
800,000		Other Securities	$844,000	0.1

		Gabon: 0.2%
1,200,000		Other Securities	1,470,000	0.2

		Germany: 3.6%
EUR 4,470,000		Bundesrepublik Deutschland, 1.500%, 09/04/22	6,079,113	0.7
EUR 5,120,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	7,385,111	0.9
EUR 10,590,000		Bundesrepublik Deutschland, 4.000%, 01/04/18	16,358,065	2.0
			29,822,289	3.6

		Guatemala: 0.2%
744,000		Guatemala Government Bond, 8.125%, 10/06/34	1,004,400	0.1
400,000	#	Guatemala Government Bond, 4.875%, 02/13/28	408,000	0.1
			1,412,400	0.2

		Hungary: 0.2%
1,804,000		Other Securities	1,973,765	0.2

		Indonesia: 0.4%
2,485,000		Indonesia Government International Bond, 5.250%–11.625%, 03/04/19–01/17/42	3,343,938	0.4

		Iraq: 0.1%
700,000		Other Securities	644,000	0.1

		Ivory Coast: 0.1%
1,232,000		Other Securities(a)	1,185,800	0.1

		Japan: 1.3%
JPY 980,700,000		Japan Government Thirty Year Bond, 1.800%, 03/20/43	10,474,421	1.3

		Kazakhstan: 0.1%
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	795,625	0.1

		Latvia: 0.1%
600,000	#	Republic of Latvia, 2.750%, 01/12/20	601,500	0.1

		Lebanon: 0.2%
1,725,000		Other Securities	1,770,500	0.2

		Lithuania: 0.2%
800,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	903,000	0.1
600,000		Other Securities	768,150	0.1
			1,671,150	0.2

		Malaysia: 2.1%
MYR 14,139,000	Z	Bank Negara Malaysia Monetary Notes, 2.790%, 10/22/13	4,585,037	0.5
MYR 40,020,000		Malaysia Government Bond, 3.461%, 07/31/13	13,167,310	1.6
			17,752,347	2.1

		Mexico: 0.7%
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	407,465	0.0
2,520,000		Pemex Project Funding Master Trust, 6.625%, 06/15/35–06/15/38	3,188,943	0.4
514,000	#	Petroleos Mexicanos, 3.500%, 01/30/23	524,280	0.1
1,358,000		Other Securities	1,625,805	0.2
			5,746,493	0.7

		Mongolia: 0.0%
200,000	#	Mongolia Government International Bond, 5.125%, 12/05/22	190,000	0.0

		Morocco: 0.2%
1,000,000	#	Morocco Government International Bond, 4.250%, 12/11/22	1,041,250	0.1
500,000		Other Securities	520,625	0.1
			1,561,875	0.2

		Namibia: 0.1%
600,000		Other Securities	673,500	0.1

		Netherlands: 4.6%
EUR 28,140,000	#	Netherlands Government Bond, 1.250%, 01/15/18	38,257,103	4.6

		Nigeria: 1.1%
NGN 1,280,500,000	Z	Nigeria Government Bond, 7.000%–11.440%, 09/26/13–10/23/19	7,291,361	0.9
NGN 257,300,000		Other Securities	1,627,597	0.2
			8,918,958	1.1

		Panama: 0.2%
1,425,000		Other Securities	1,676,813	0.2

		Paraguay: 0.2%
1,800,000	#	Republic of Paraguay, 4.625%, 01/25/23	1,845,000	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Peru: 1.8%
2,000,000	#	El Fondo Mivivienda SA, 3.500%, 01/31/23	$1,996,000	0.3
PEN 4,200,000	#	Peruvian Government International Bond, 6.950%, 08/12/31	1,983,360	0.2
PEN 8,400,000	#	Peruvian Government International Bond, 7.840%, 08/12/20	3,984,518	0.5
PEN 11,350,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	5,987,380	0.7
510,000		Peruvian Government International Bond, 5.625%, 11/18/50	656,625	0.1
			14,607,883	1.8

		Philippines: 0.5%
2,306,000		Philippine Government International Bond, 4.000%–6.375%, 01/15/21–01/15/32	2,766,644	0.4
650,000		Other Securities	987,187	0.1
			3,753,831	0.5

		Poland: 0.2%
1,645,000		Other Securities	1,730,014	0.2

		Republic Of Serbia: 0.1%
1,100,000	#	Republic of Serbia, 4.875%–5.250%, 11/21/17–02/25/20	1,158,150	0.1

		Romania: 0.2%
570,000	#	Romanian Government International Bond, 4.375%, 08/22/23	592,771	0.1
808,000		Other Securities	993,315	0.1
			1,586,086	0.2

		Russia: 5.5%
RUB 155,100,000	#	AHML Finance Ltd., 7.750%, 02/13/18	5,073,813	0.6
750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	804,000	0.1
2,400,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,572,800	0.3
RUB 787,697,000		Russian Federal Bond — OFZ, 7.050%, 01/19/28	26,096,966	3.2
RUB 223,332,000		Russian Federal Bond — OFZ, 8.150%, 02/03/27	8,134,401	1.0
1,480,250		Russian Foreign Bond — Eurobond, 5.625%–7.500%, 03/31/30–04/04/42	1,838,115	0.2
600,000		Other Securities	668,250	0.1
			45,188,345	5.5

		Rwanda: 0.1%
750,000	#	Rwanda International Government Bond, 6.625%, 05/02/23	736,026	0.1

		South Africa: 1.9%
ZAR 5,000,000		South Africa Government Bond, 7.250%, 01/15/20	597,615	0.0
ZAR 105,479,700		South Africa Government Bond, 8.750%, 02/28/48	13,149,140	1.6
2,400,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	2,396,472	0.3
			16,143,227	1.9

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	538,570	0.1

		Sri Lanka: 0.1%
600,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	637,500	0.1

		Tanzania: 0.2%
1,200,000		Other Securities	1,261,500	0.2

		Thailand: 1.3%
THB 227,800,000		Thailand Government Bond, 3.125%, 12/11/15	7,819,773	0.9
THB 97,027,000		Thailand Government Bond, 3.775%, 06/25/32	3,288,934	0.4
THB 1,600,000		Thailand Government Bond, 5.250%, 05/12/14	55,894	0.0
			11,164,601	1.3

		Trinidad And Tobago: 0.2%
1,295,958		Other Securities	1,406,115	0.2

		Turkey: 0.5%
2,556,000		Turkey Government Bond, 7.375%, 02/05/25	3,418,650	0.4
800,000		Turkey Government International Bond, 4.875%, 04/16/43	826,000	0.1
			4,244,650	0.5

		Ukraine: 0.4%
2,350,000		Ukraine Government International Bond, 9.250%, 07/24/17	2,520,375	0.3
800,000	#	Ukraine Government International Bond, 7.500%, 04/17/23	776,000	0.1
			3,296,375	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		United Kingdom: 1.7%
GBP 2,280,000		United Kingdom Gilt, 1.000%, 09/07/17	$3,601,215	0.4
GBP 2,700,000		United Kingdom Gilt, 1.750%, 09/07/22	4,223,612	0.5
GBP 3,180,000		United Kingdom Gilt, 4.500%, 12/07/42	6,387,672	0.8
GBP 10,000		United Kingdom Gilt, 5.000%, 09/07/14	16,532	0.0
			14,229,031	1.7

		Uruguay: 0.1%
493,404		Other Securities	749,234	0.1

		Venezuela: 0.7%
3,280,400		Petroleos de Venezuela SA, 9.000%, 11/17/21	3,108,179	0.4
3,058,900		Petroleos de Venezuela SA, 4.900%–8.500%, 10/28/14–11/02/17	2,960,627	0.3
			6,068,806	0.7

		Vietnam: 0.1%
440,000		Other Securities	524,700	0.1

		Total Foreign Government Bonds
		(Cost $356,975,514)	362,880,823	43.8

ASSET-BACKED SECURITIES: 4.6%
		Cayman Islands: 4.6%
2,000,000	#	Apidos CDO II, 1.076%, 12/21/18	1,887,224	0.2
1,570,000	#	Ares XII CLO Ltd., 2.288%, 11/25/20	1,510,707	0.2
2,561,377	#	Avalon Capital Ltd. 3, 0.558%, 02/24/19	2,551,480	0.3
2,195,000	#	BlackRock Senior Income Series, 1.330%, 09/15/16	2,177,157	0.3
3,445,266	#	Emporia Preferred Funding II Corp., 0.557%, 10/18/18	3,414,241	0.4
3,375,000	#	Gulf Stream — Compass CLO 2005-II Ltd, 1.075%, 01/24/20	3,211,896	0.4
1,000,000	#	Halcyon Structured Asset Management CLO I Ltd., 1.989%, 05/21/18	980,633	0.1
825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.723%, 08/07/21	789,950	0.1
184,657	#	Landmark III CDO Ltd, 2.027%, 01/15/16	184,726	0.0
1,225,000	#	Landmark IV CDO Ltd, 1.380%, 12/15/16	1,224,827	0.1

2,175,000	#	Landmark IV CDO Ltd, 2.430%, 12/15/16	2,163,712	0.3
764,423	#	Lightpoint CLO Ltd., 0.540%, 09/15/17	756,676	0.1
3,785,000	#	Madison Park Funding I Ltd., 1.045%, 05/10/19	3,719,565	0.5
3,460,000	#	Madison Park Funding I Ltd., 2.175%, 05/10/19	3,396,543	0.4
2,418,760	#	Sagamore CLO Ltd, 1.777%, 10/15/15	2,419,930	0.3
600,000	#	Stanfield Bristol CLO Ltd, 0.740%, 10/15/19	579,589	0.1
2,000,000	#	Venture III CDO Ltd, 1.876%, 01/21/16	2,001,532	0.2
3,275,000	#	Venture IV CDO Ltd, 1.440%, 08/15/16	3,254,829	0.4
1,900,000	#	Whitney CLO Ltd, 2.387%, 03/01/17	1,898,980	0.2

		Total Asset-Backed Securities
		(Cost $38,096,894)	38,124,197	4.6

U.S. TREASURY OBLIGATIONS: 12.2%
		U.S. Treasury Bonds: 4.2%
13,858,000		2.000%, due 02/15/23	14,267,241	1.7
21,661,000		2.750%, due 11/15/42	21,048,405	2.5
			35,315,646	4.2

		U.S. Treasury Notes: 8.0%
7,683,000		0.125%, due 04/30/15	7,670,999	0.9
8,749,000		0.250%, due 04/15/16	8,735,334	1.1
11,758,000		0.625%, due 04/30/18	11,730,439	1.4
11,913,000		0.750%, due 03/31/18	11,966,978	1.4
11,276,000		1.125%, due 03/31/20	11,305,949	1.4
14,797,000		1.125%, due 04/30/20	14,833,993	1.8
			66,243,692	8.0

		Total U.S. Treasury Obligations
		(Cost $100,598,610)	101,559,338	12.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.6%
		Federal Home Loan Mortgage Corporation: 2.6%##
2,854,594		0.599%, due 08/15/36	2,880,920	0.3
4,525,228		0.649%, due 06/15/37	4,566,559	0.6
4,701,509	ˆ	5.000%, due 02/15/40	809,003	0.1
11,659,051	ˆ	5.801%, due 05/15/36	1,555,350	0.2
8,304,880	ˆ	5.851%, due 07/15/40	1,492,315	0.2
17,070,811	ˆ	6.351%, due 05/15/41	3,824,582	0.5
13,560,507	ˆ	6.451%, due 02/15/41	2,595,313	0.3
3,109,753		3.500%–5.500%, due 11/15/32–04/01/43	3,339,504	0.4
			21,063,546	2.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 5.2%##
4,860,120		0.820%, due 12/25/36	$4,916,878	0.6
3,000,000		3.000%, due 01/25/38	3,252,270	0.4
19,522,000	W	3.500%, due 12/25/40	20,806,183	2.5
7,981,839	ˆ	5.000%, due 05/25/18	591,869	0.1
4,529,394	ˆ	6.250%, due 02/25/42	1,086,998	0.1
11,049,370		4.500%–32.449%, due 04/25/33–09/01/41	12,683,786	1.5
			43,337,984	5.2

		Government National Mortgage Association: 2.8%
9,246,000	W	3.000%, due 06/01/43	9,813,762	1.2
19,729,364	ˆ	4.000%, due 08/16/26	2,157,300	0.2
5,983,733	ˆ	4.000%, due 04/20/38	700,993	0.1
12,574,265	ˆ	4.500%, due 12/20/37	1,441,896	0.2
3,966,481	ˆ	5.000%, due 11/20/39	551,351	0.1
8,610,459	ˆ	5.000%, due 10/20/40	1,030,488	0.1
6,477,919		0.719%–24.568%, due 03/20/37–10/20/60	7,725,056	0.9
			23,420,846	2.8

		Total U.S. Government Agency Obligations
		(Cost $85,714,642)	87,822,376	10.6

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.3%
		Options on Currencies: 0.3%
81,800,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.280, Exp. 09/09/13 Counterparty: Barclays Bank PLC	825,333	0.1
16,200,000	@	USD Put vs. JPY Call Currency Option, Strike @ 91.000, Exp. 06/10/13 Counterparty: Deutsche Bank AG	15,002	0.0
40,800,000	@	USD Put vs. JPY Call Currency Option, Strike @ 90.000, Exp. 05/16/13 Counterparty: Deutsche Bank AG	1,175	0.0
40,300,000	@	USD Put vs. JPY Call Currency Option, Strike @ 92.500, Exp. 06/13/13 Counterparty: Barclays Bank PLC	88,678	0.0
41,200,000	@	USD Put vs. JPY Call Currency Option, Strike @ 96.000, Exp. 10/29/13 Counterparty: Deutsche Bank AG	1,029,748	0.1

41,700,000	@	USD Put vs. JPY Call Currency Option, Strike @ 95.000, Exp. 07/15/13 Counterparty: Barclays Bank PLC	439,092	0.1
			2,399,028	0.3

		Total Purchased Options
		(Cost $3,936,296)	2,399,028	0.3

		Total Long-Term Investments
		(Cost $804,750,794)	824,208,357	99.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.1%
		Foreign Government Bonds: 1.9%
MYR 1,700,000	Z	Bank Negara Malaysia Monetary Notes, 2.850%, 07/18/13	555,283	0.1
MXN 97,000,000	Z	Mexico Cetes, 3.810%, 09/19/13	7,870,370	1.0
NGN 294,145,000	Z	Nigeria Treasury Bill, 10.260%, 10/24/13	1,772,261	0.2
NGN 809,687,000	Z	Nigeria Treasury Bill, 10.550%, 05/09/13	5,111,117	0.6
			15,309,031	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
1,675,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $1,675,000)	1,675,000	0.2

	Total Short-Term Investments
	(Cost $16,878,280)	16,984,031	2.1

	Total Investments in Securities (Cost $821,629,074)	$841,192,388	101.5
	Liabilities in Excess of Other Assets	(12,370,790)	(1.5)
	Net Assets	$828,821,598	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)	The grouping contains securities in default.

BRL	Brazilian Real

CAD	Canadian Dollar

DOP	Dominican Peso

EUR	EU Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

PEN	Peruvian Nuevo Sol

RUB	Russian Ruble

THB	Thai Baht

ZAR	South African Rand

Cost for federal income tax purposes is $822,163,620.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,778,451
Gross Unrealized Depreciation	(4,749,683)
Net Unrealized Appreciation	$19,028,768

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	44.4%
U.S. Treasury Obligations	8.0
Collateralized Mortgage Obligations	7.9
Financials	6.8
Federal National Mortgage Association	4.8
Asset-Backed Securities	4.5
U.S. Treasury Bonds	4.2
U.S. Government Agency Obligations	2.9
Consumer Discretionary	2.1
Energy	2.0
Telecommunication Services	1.8
Federal Home Loan Mortgage Corporation	1.5
Utilities	1.5
Government National Mortgage Association	1.4
Industrials	1.2
Information Technology	1.2
Corporate Bonds/Notes	1.2
Consumer Staples	1.1
Materials	1.0
Health Care	0.8
Options on Currencies	0.3
Other Asset-Backed Securities	0.1
Short-Term Investments	0.2
Foreign Government Securities	0.6
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Purchased Options	$—	$2,399,028	$—	$2,399,028
Corporate Bonds/Notes	—	166,159,577	—	166,159,577
Collateralized Mortgage Obligations	—	65,263,018	—	65,263,018
U.S. Treasury Obligations	—	101,559,338	—	101,559,338
Foreign Government Bonds	—	362,880,823	—	362,880,823
Short-Term Investments	1,675,000	15,309,031	—	16,984,031
U.S. Government Agency Obligations	—	87,822,376	—	87,822,376
Asset-Backed Securities	—	38,124,197	—	38,124,197
Total Investments, at fair value	$1,675,000	$839,517,388	$—	$841,192,388
Other Financial Instruments+
Swaps	—	31,460	—	31,460
Futures	2,558,621	—	—	2,558,621
Forward Foreign Currency Contracts	—	8,915,977	—	8,915,977
Total Assets	$4,233,621	$848,464,825	$—	$852,698,446

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(5,541,797)	$—	$(5,541,797)
Futures	(1,560,060)	—	—	(1,560,060)
Written Options	—	(822,734)	—	(822,734)
Forward Foreign Currency Contracts	—	(10,543,938)	—	(10,543,938)
Total Liabilities	$(1,560,060)	$(16,908,469)	$—	$(18,468,529)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At April 30, 2013, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	South Korean Won	20,246,232,600	Buy	06/14/13	$18,098,000	$18,354,080	$256,080
Barclays Bank PLC	British Pound	4,921,959	Buy	07/12/13	7,619,000	7,642,239	23,239
Barclays Bank PLC	New Zealand Dollar	11,190,890	Buy	07/12/13	9,495,000	9,544,987	49,987
Barclays Bank PLC	Canadian Dollar	51,357,611	Buy	07/12/13	50,804,352	50,892,628	88,276
Barclays Bank PLC	Canadian Dollar	5,337,327	Buy	07/12/13	5,268,000	5,289,004	21,004
Barclays Bank PLC	British Pound	15,087,130	Buy	07/12/13	23,209,483	23,425,524	216,041
Barclays Bank PLC	Canadian Dollar	177,028	Buy	07/12/13	174,000	175,425	1,425
Barclays Bank PLC	Colombian Peso	15,155,199,000	Buy	07/12/13	8,241,000	8,254,719	13,719
Barclays Bank PLC	Czech Koruna	467,421,809	Buy	06/14/13	23,718,267	23,869,539	151,272
Barclays Bank PLC	Peruvian Nuevo Sol	3,797,175	Buy	06/14/13	1,462,139	1,432,531	(29,608)
Barclays Bank PLC	South African Rand	37,339,792	Buy	06/14/13	4,088,000	4,136,607	48,607
Citigroup, Inc.	Hungarian Forint	2,725,589,165	Buy	06/14/13	11,893,032	11,936,576	43,544
Citigroup, Inc.	Polish Zloty	194,008	Buy	06/14/13	61,216	61,201	(15)
Citigroup, Inc.	Russian Ruble	13,502,771	Buy	06/14/13	432,262	430,372	(1,890)
Citigroup, Inc.	South Korean Won	4,936,927,000	Buy	06/14/13	4,324,000	4,475,537	151,537
Citigroup, Inc.	Mexican Peso	102,549,539	Buy	06/14/13	8,239,000	8,414,990	175,990
Citigroup, Inc.	Japanese Yen	1,445,229,016	Buy	07/12/13	14,840,000	14,830,921	(9,079)
Citigroup, Inc.	Canadian Dollar	1,594,139	Buy	07/12/13	1,574,000	1,579,706	5,706
Citigroup, Inc.	Mexican Peso	35,535,141	Buy	06/14/13	2,866,000	2,915,936	49,936
Citigroup, Inc.	EU Euro	8,873,121	Buy	07/12/13	11,570,000	11,691,194	121,194
Citigroup, Inc.	Australian Dollar	8,317,949	Buy	07/12/13	8,529,000	8,577,319	48,319
Citigroup, Inc.	Polish Zloty	13,143,197	Buy	06/14/13	4,020,000	4,146,068	126,068
Citigroup, Inc.	Australian Dollar	5,430,085	Buy	07/12/13	5,553,000	5,599,406	46,406
Citigroup, Inc.	EU Euro	3,584,316	Buy	07/12/13	4,678,578	4,722,681	44,103
Citigroup, Inc.	Australian Dollar	2,337,239	Buy	07/12/13	2,390,000	2,410,119	20,119
Citigroup, Inc.	Polish Zloty	25,903,200	Buy	06/14/13	7,992,836	8,171,256	178,420
Citigroup, Inc.	Australian Dollar	15,987,879	Buy	07/12/13	16,672,000	16,486,413	(185,587)
Citigroup, Inc.	Canadian Dollar	3,149,852	Buy	07/12/13	3,103,000	3,121,334	18,334
Citigroup, Inc.	Romanian New Leu	15,274,599	Buy	06/14/13	4,503,656	4,627,988	124,332
Citigroup, Inc.	Australian Dollar	16,806,865	Buy	07/12/13	17,657,208	17,330,937	(326,271)
Citigroup, Inc.	EU Euro	40,757,424	Buy	07/12/13	53,549,142	53,701,842	152,700
Citigroup, Inc.	Norwegian Krone	8,870,439	Buy	07/12/13	1,551,000	1,534,056	(16,944)
Citigroup, Inc.	New Zealand Dollar	20,851,607	Buy	07/12/13	17,943,850	17,784,851	(158,999)
Citigroup, Inc.	New Zealand Dollar	24,882,225	Buy	07/12/13	21,354,000	21,222,665	(131,335)
Citigroup, Inc.	Swedish Krona	136,837,164	Buy	07/12/13	21,559,135	21,079,532	(479,603)
Citigroup, Inc.	Swedish Krona	3,349,575	Buy	07/12/13	527,000	515,996	(11,004)
Citigroup, Inc.	Polish Zloty	12,979,752	Buy	06/14/13	4,040,000	4,094,509	54,509
Citigroup, Inc.	South African Rand	38,094,575	Buy	06/14/13	4,064,000	4,220,224	156,224
Citigroup, Inc.	Polish Zloty	13,031,289	Buy	06/14/13	4,060,000	4,110,766	50,766
Citigroup, Inc.	Indian Rupee	609,266,323	Buy	06/14/13	10,871,990	11,213,152	341,162
Citigroup, Inc.	Philippine Peso	425,123,020	Buy	07/12/13	10,444,000	10,297,880	(146,120)
Citigroup, Inc.	Romanian New Leu	12,685,186	Buy	06/14/13	3,733,683	3,843,433	109,750

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Hong Kong Sar Dollar	31,520,898	Buy	06/14/13	$4,066,024	$4,062,823	$(3,201)
Citigroup, Inc.	Mexican Peso	50,849,790	Buy	06/14/13	3,924,000	4,172,622	248,622
Citigroup, Inc.	Mexican Peso	192,737,834	Buy	06/14/13	14,933,429	15,815,643	882,214
Citigroup, Inc.	Singapore Dollar	4,805,932	Buy	06/14/13	3,876,408	3,901,910	25,502
Citigroup, Inc.	South African Rand	21,065,367	Buy	06/14/13	2,288,000	2,333,680	45,680
Citigroup, Inc.	Polish Zloty	13,615,728	Buy	06/14/13	4,251,000	4,295,130	44,130
Citigroup, Inc.	Indian Rupee	224,223,852	Buy	06/14/13	4,084,000	4,126,695	42,695
Citigroup, Inc.	Chinese Yuan	24,596,098	Buy	08/09/13	3,904,000	3,969,532	65,532
Citigroup, Inc.	Chinese Yuan	52,653,279	Buy	08/09/13	8,357,000	8,497,643	140,643
Credi Suisse Group AG	Mexican Peso	103,758,221	Buy	06/14/13	8,405,000	8,514,171	109,171
Credi Suisse Group AG	Swiss Franc	4,957,544	Buy	07/12/13	5,345,084	5,335,638	(9,446)
Credi Suisse Group AG	Japanese Yen	69,605,327	Buy	07/12/13	699,540	714,289	14,749
Credi Suisse Group AG	Norwegian Krone	155,692,352	Buy	07/12/13	27,218,424	26,925,479	(292,945)
Credi Suisse Group AG	Swedish Krona	301,258	Buy	07/12/13	47,000	46,408	(592)
Deutsche Bank AG	Chinese Offshore Yuan	49,330,698	Buy	01/14/14	7,834,000	7,934,410	100,410
Deutsche Bank AG	Hungarian Forint	2,725,589,165	Buy	06/14/13	11,923,792	11,936,576	12,784
Deutsche Bank AG	South African Rand	605,997	Buy	06/14/13	67,131	67,134	3
Deutsche Bank AG	Hungarian Forint	119,727,322	Buy	06/14/13	528,028	524,340	(3,688)
Deutsche Bank AG	Hungarian Forint	2,274,819,113	Buy	06/14/13	10,024,855	9,962,452	(62,403)
Deutsche Bank AG	South African Rand	25,897,939	Buy	06/14/13	2,874,590	2,869,046	(5,544)
Deutsche Bank AG	Turkish Lira	38,538,997	Buy	06/14/13	21,424,003	21,398,702	(25,301)
Deutsche Bank AG	Japanese Yen	190,893,580	Buy	07/12/13	1,959,000	1,958,947	(53)
Deutsche Bank AG	Indian Rupee	380,436,960	Buy	06/14/13	6,882,000	7,001,696	119,696
Deutsche Bank AG	Romanian New Leu	3,426,595	Buy	06/14/13	987,000	1,038,210	51,210
Deutsche Bank AG	Japanese Yen	434,282,790	Buy	07/12/13	4,444,000	4,456,604	12,604
Deutsche Bank AG	Peruvian Nuevo Sol	25,619,061	Buy	06/14/13	9,903,000	9,665,108	(237,892)
Deutsche Bank AG	New Zealand Dollar	3,978,092	Buy	07/12/13	3,336,000	3,393,013	57,013
Deutsche Bank AG	Polish Zloty	13,089,060	Buy	06/14/13	4,016,000	4,128,990	112,990
Deutsche Bank AG	South African Rand	37,782,636	Buy	06/14/13	4,028,000	4,185,666	157,666
Deutsche Bank AG	Japanese Yen	503,436,190	Buy	07/12/13	5,150,000	5,166,256	16,256
Deutsche Bank AG	South African Rand	97,339,595	Buy	06/14/13	10,391,393	10,783,554	392,161
Deutsche Bank AG	Polish Zloty	13,012,440	Buy	06/14/13	4,064,000	4,104,821	40,821
Deutsche Bank AG	South African Rand	37,653,354	Buy	06/14/13	4,064,000	4,171,344	107,344
Deutsche Bank AG	Indonesian Rupiah	64,643,058,000	Buy	06/14/13	6,592,867	6,612,985	20,118
Deutsche Bank AG	Polish Zloty	44,006,168	Buy	06/14/13	13,714,427	13,881,902	167,475
Deutsche Bank AG	Turkish Lira	26,469,153	Buy	06/14/13	14,518,562	14,696,945	178,383
Deutsche Bank AG	Israeli New Shekel	4,880,313	Buy	06/14/13	1,301,816	1,359,218	57,402
Deutsche Bank AG	Turkish Lira	13,826,292	Buy	06/14/13	7,569,000	7,677,022	108,022
Deutsche Bank AG	Philippine Peso	1,026,759,052	Buy	07/12/13	25,196,541	24,871,485	(325,056)
Deutsche Bank AG	Colombian Peso	16,201,958,500	Buy	07/12/13	8,827,000	8,824,867	(2,133)
Deutsche Bank AG	Colombian Peso	3,682,646,983	Buy	07/12/13	2,026,561	2,005,860	(20,701)
Deutsche Bank AG	Chinese Yuan	50,722,335	Buy	08/09/13	8,055,000	8,186,010	131,010
Goldman Sachs & Co.	Mexican Peso	30,318	Buy	06/14/13	2,444	2,488	44
Goldman Sachs & Co.	Norwegian Krone	43,373,300	Buy	07/12/13	7,444,000	7,500,991	56,991
Goldman Sachs & Co.	Swedish Krona	24,510,674	Buy	07/12/13	3,709,000	3,775,827	66,827
Goldman Sachs & Co.	Norwegian Krone	22,872,567	Buy	07/12/13	3,866,000	3,955,588	89,588
Goldman Sachs & Co.	Norwegian Krone	20,203,409	Buy	07/12/13	3,440,000	3,493,983	53,983
Goldman Sachs & Co.	Polish Zloty	13,667,710	Buy	06/14/13	4,239,183	4,311,528	72,345
Goldman Sachs & Co.	Australian Dollar	8,151,084	Buy	07/12/13	8,513,000	8,405,251	(107,749)
Goldman Sachs & Co.	EU Euro	2,888,360	Buy	07/12/13	3,785,000	3,805,694	20,694
Goldman Sachs & Co.	Chilean Peso	4,403,069,418	Buy	07/12/13	9,255,007	9,256,432	1,425
Goldman Sachs & Co.	Japanese Yen	99,083,638	Buy	07/12/13	992,000	1,016,795	24,795
JPMorgan Chase & Co.	New Zealand Dollar	5,200,160	Buy	07/12/13	4,437,000	4,435,345	(1,655)
JPMorgan Chase & Co.	Australian Dollar	1,119,572	Buy	07/12/13	1,153,000	1,154,482	1,482
JPMorgan Chase & Co.	Japanese Yen	355,252,274	Buy	07/12/13	3,626,000	3,645,594	19,594
JPMorgan Chase & Co.	Malaysian Ringgit	8,921,512	Buy	06/14/13	2,878,000	2,922,848	44,848
JPMorgan Chase & Co.	Swedish Krona	54,869,181	Buy	07/12/13	8,380,000	8,452,504	72,504
JPMorgan Chase & Co.	Australian Dollar	2,803,507	Buy	07/12/13	2,866,000	2,890,926	24,926
JPMorgan Chase & Co.	Norwegian Krone	48,293,321	Buy	07/12/13	8,287,000	8,351,860	64,860
JPMorgan Chase & Co.	British Pound	8,524,745	Buy	07/12/13	13,045,000	13,236,223	191,223
JPMorgan Chase & Co.	Japanese Yen	162,240,936	Buy	07/12/13	1,640,000	1,664,914	24,914
JPMorgan Chase & Co.	Danish Krone	11,481,481	Buy	07/12/13	2,024,772	2,029,729	4,957
JPMorgan Chase & Co.	Australian Dollar	3,380,566	Buy	07/12/13	3,539,000	3,485,979	(53,021)
JPMorgan Chase & Co.	British Pound	3,166,124	Buy	07/12/13	4,848,000	4,915,985	67,985

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Mexican Peso	152,213,396	Buy	06/14/13	$12,059,563	$12,490,296	$430,733
JPMorgan Chase & Co.	Taiwan New Dollar	72,116,656	Buy	07/12/13	2,441,735	2,445,959	4,224
UBS Warburg LLC	Singapore Dollar	10,066,342	Buy	06/14/13	8,162,000	8,172,808	10,808
UBS Warburg LLC	Hungarian Forint	1,007,911,992	Buy	06/14/13	4,467,000	4,414,098	(52,902)
UBS Warburg LLC	Japanese Yen	1,610,635,627	Buy	07/12/13	16,489,000	16,528,322	39,322
UBS Warburg LLC	Polish Zloty	3,767,996	Buy	06/14/13	1,151,000	1,188,628	37,628
UBS Warburg LLC	Swedish Krona	33,359,266	Buy	07/12/13	5,091,000	5,138,938	47,938
UBS Warburg LLC	Japanese Yen	664,318,678	Buy	07/12/13	6,687,000	6,817,230	130,230
UBS Warburg LLC	Norwegian Krone	17,107,502	Buy	07/12/13	2,932,000	2,958,576	26,576
UBS Warburg LLC	EU Euro	14,759,414	Buy	07/12/13	19,304,000	19,446,953	142,953
UBS Warburg LLC	EU Euro	2,357,608	Buy	07/12/13	3,081,000	3,106,376	25,376
							$5,450,111

Barclays Bank PLC	Russian Ruble	119,998,420	Sell	06/14/13	$3,755,467	$3,824,694	$(69,227)
Barclays Bank PLC	Russian Ruble	890,934,501	Sell	06/14/13	28,619,344	28,396,633	222,711
Barclays Bank PLC	Hungarian Forint	5,145,133,157	Sell	06/14/13	22,578,257	22,532,843	45,414
Barclays Bank PLC	South Korean Won	10,348,433,900	Sell	06/14/13	9,149,000	9,381,300	(232,300)
Barclays Bank PLC	Swedish Krona	33,816,852	Sell	07/12/13	5,167,000	5,209,428	(42,428)
Barclays Bank PLC	EU Euro	4,465,671	Sell	07/12/13	5,815,000	5,883,952	(68,952)
Barclays Bank PLC	Mexican Peso	12,299,998	Sell	06/14/13	968,000	1,009,311	(41,311)
Barclays Bank PLC	South African Rand	67,488,697	Sell	06/14/13	7,334,213	7,476,587	(142,374)
Barclays Bank PLC	Indian Rupee	147,584,860	Sell	06/14/13	2,627,000	2,716,204	(89,204)
Citigroup, Inc.	EU Euro	13,972,464	Sell	07/12/13	18,298,884	18,410,071	(111,187)
Citigroup, Inc.	Norwegian Krone	4,218,205	Sell	07/12/13	719,000	729,498	(10,498)
Citigroup, Inc.	South African Rand	37,382,751	Sell	06/14/13	4,016,000	4,141,366	(125,366)
Citigroup, Inc.	Canadian Dollar	2,303,338	Sell	07/12/13	2,255,000	2,282,484	(27,484)
Citigroup, Inc.	Malaysian Ringgit	13,050,713	Sell	06/14/13	4,193,000	4,275,649	(82,649)
Citigroup, Inc.	Indian Rupee	213,789,800	Sell	06/14/13	3,866,000	3,934,663	(68,663)
Citigroup, Inc.	British Pound	1,947,812	Sell	07/12/13	2,971,000	3,024,334	(53,334)
Citigroup, Inc.	British Pound	2,183,080	Sell	07/12/13	3,331,000	3,389,630	(58,630)
Citigroup, Inc.	Polish Zloty	13,064,598	Sell	06/14/13	4,020,000	4,121,274	(101,274)
Citigroup, Inc.	Canadian Dollar	10,822,510	Sell	07/12/13	10,525,000	10,724,525	(199,525)
Citigroup, Inc.	British Pound	4,693,769	Sell	07/12/13	7,171,000	7,287,934	(116,934)
Citigroup, Inc.	Japanese Yen	1,018,885,901	Sell	07/12/13	10,402,952	10,455,794	(52,842)
Citigroup, Inc.	EU Euro	4,369,686	Sell	07/12/13	5,737,000	5,757,483	(20,483)
Citigroup, Inc.	Norwegian Krone	16,510,116	Sell	07/12/13	2,834,000	2,855,264	(21,264)
Citigroup, Inc.	Canadian Dollar	10,402,656	Sell	07/12/13	10,102,000	10,308,472	(206,472)
Citigroup, Inc.	Canadian Dollar	10,565,508	Sell	07/12/13	10,323,000	10,469,850	(146,850)
Citigroup, Inc.	Australian Dollar	8,360,792	Sell	07/12/13	8,622,000	8,621,499	501
Citigroup, Inc.	Swedish Krona	38,629,857	Sell	07/12/13	6,036,000	5,950,863	85,137
Citigroup, Inc.	New Zealand Dollar	6,053,296	Sell	07/12/13	5,164,000	5,163,006	994
Citigroup, Inc.	Japanese Yen	818,969,611	Sell	07/12/13	8,346,000	8,404,256	(58,256)
Citigroup, Inc.	Singapore Dollar	5,038,833	Sell	06/14/13	4,029,000	4,091,001	(62,001)
Citigroup, Inc.	British Pound	4,300,366	Sell	07/12/13	6,615,000	6,677,104	(62,104)
Citigroup, Inc.	South African Rand	39,876,204	Sell	06/14/13	4,307,000	4,417,598	(110,598)
Citigroup, Inc.	Mexican Peso	50,989,269	Sell	06/14/13	4,032,000	4,184,067	(152,067)
Citigroup, Inc.	South African Rand	37,295,360	Sell	06/14/13	4,027,000	4,131,685	(104,685)
Citigroup, Inc.	Polish Zloty	12,933,950	Sell	06/14/13	4,050,000	4,080,061	(30,061)
Citigroup, Inc.	Mexican Peso	51,001,466	Sell	06/14/13	4,032,000	4,185,068	(153,068)
Citigroup, Inc.	Mexican Peso	51,374,914	Sell	06/14/13	4,064,000	4,215,712	(151,712)
Citigroup, Inc.	Polish Zloty	3,110,998	Sell	06/14/13	968,000	981,375	(13,375)
Citigroup, Inc.	Colombian Peso	15,380,205,440	Sell	07/12/13	8,332,000	8,377,275	(45,275)
Citigroup, Inc.	South African Rand	34,567,900	Sell	06/14/13	3,774,000	3,829,529	(55,529)
Citigroup, Inc.	Mexican Peso	52,753,494	Sell	06/14/13	4,088,000	4,328,836	(240,836)
Citigroup, Inc.	Malaysian Ringgit	15,257,251	Sell	06/14/13	4,877,638	4,998,551	(120,913)
Credi Suisse Group AG	Japanese Yen	824,534,085	Sell	07/12/13	8,430,000	8,461,358	(31,358)
Credi Suisse Group AG	Turkish Lira	20,013,095	Sell	06/14/13	10,887,937	11,112,232	(224,295)
Deutsche Bank AG	Mexican Peso	101,909,909	Sell	06/14/13	8,263,000	8,362,503	(99,503)
Deutsche Bank AG	Turkish Lira	17,837,635	Sell	06/14/13	9,778,129	9,904,311	(126,182)
Deutsche Bank AG	Indian Rupee	691,875,240	Sell	06/14/13	12,417,000	12,733,515	(316,515)
Deutsche Bank AG	Australian Dollar	2,314,238	Sell	07/12/13	2,385,000	2,386,400	(1,400)
Deutsche Bank AG	British Pound	5,472,202	Sell	07/12/13	8,396,000	8,496,593	(100,593)
Deutsche Bank AG	EU Euro	12,547,152	Sell	07/12/13	16,332,000	16,532,084	(200,084)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Polish Zloty	12,909,166	Sell	06/14/13	$4,040,000	$4,072,242	$(32,242)
Deutsche Bank AG	South African Rand	37,905,846	Sell	06/14/13	4,064,000	4,199,316	(135,316)
Deutsche Bank AG	South Korean Won	4,281,394,000	Sell	06/14/13	3,835,000	3,881,268	(46,268)
Deutsche Bank AG	Singapore Dollar	4,635,533	Sell	06/14/13	3,707,000	3,763,564	(56,564)
Deutsche Bank AG	Polish Zloty	13,069,671	Sell	06/14/13	4,040,000	4,122,874	(82,874)
Deutsche Bank AG	South African Rand	37,436,593	Sell	06/14/13	4,064,000	4,147,331	(83,331)
Deutsche Bank AG	Polish Zloty	13,000,171	Sell	06/14/13	4,064,000	4,100,950	(36,950)
Deutsche Bank AG	Philippine Peso	425,100,900	Sell	07/12/13	10,293,000	10,297,344	(4,344)
Deutsche Bank AG	Mexican Peso	92,294,367	Sell	06/14/13	7,183,000	7,573,473	(390,473)
Deutsche Bank AG	Turkish Lira	14,448,557	Sell	06/14/13	7,951,000	8,022,533	(71,533)
Deutsche Bank AG	Thai Baht	106,092,471	Sell	06/14/13	3,538,244	3,605,631	(67,387)
Deutsche Bank AG	South Korean Won	2,064,049,595	Sell	06/14/13	1,881,454	1,871,149	10,305
Deutsche Bank AG	Malaysian Ringgit	7,961,671	Sell	06/14/13	2,551,000	2,608,387	(57,387)
Deutsche Bank AG	Czech Koruna	427,800,824	Sell	06/14/13	21,846,636	21,846,238	398
Deutsche Bank AG	Mexican Peso	50,522,230	Sell	06/14/13	3,924,000	4,145,743	(221,743)
Deutsche Bank AG	Brazilian Real	17,574,225	Sell	07/12/13	8,610,595	8,699,068	(88,473)
Deutsche Bank AG	Philippine Peso	420,089,250	Sell	07/12/13	10,290,000	10,175,945	114,055
Deutsche Bank AG	Philippine Peso	244,205,760	Sell	07/12/13	6,009,000	5,915,468	93,532
Goldman Sachs & Co.	Hungarian Forint	148,039,844	Sell	06/14/13	635,125	648,332	(13,207)
Goldman Sachs & Co.	EU Euro	5,889,748	Sell	07/12/13	7,716,000	7,760,312	(44,312)
Goldman Sachs & Co.	Canadian Dollar	2,684,891	Sell	07/12/13	2,635,000	2,660,583	(25,583)
Goldman Sachs & Co.	British Pound	5,448,668	Sell	07/12/13	8,360,000	8,460,051	(100,051)
Goldman Sachs & Co.	British Pound	8,163,233	Sell	07/12/13	12,430,000	12,674,909	(244,909)
Goldman Sachs & Co.	Norwegian Krone	20,057,463	Sell	07/12/13	3,493,000	3,468,743	24,257
Goldman Sachs & Co.	South African Rand	40,531,627	Sell	06/14/13	4,454,167	4,490,207	(36,040)
HSBC	British Pound	10,860,324	Sell	07/12/13	16,543,000	16,862,636	(319,636)
JPMorgan Chase & Co.	Russian Ruble	43,959,350	Sell	06/14/13	1,399,000	1,401,110	(2,110)
JPMorgan Chase & Co.	Polish Zloty	28,777,764	Sell	06/14/13	8,904,000	9,078,048	(174,048)
JPMorgan Chase & Co.	Turkish Lira	2,099,786	Sell	06/14/13	1,149,000	1,165,902	(16,902)
JPMorgan Chase & Co.	British Pound	6,284,881	Sell	07/12/13	9,731,000	9,758,424	(27,424)
JPMorgan Chase & Co.	New Zealand Dollar	12,535,511	Sell	07/12/13	10,599,000	10,691,847	(92,847)
JPMorgan Chase & Co.	Australian Dollar	8,162,750	Sell	07/12/13	8,339,000	8,417,281	(78,281)
JPMorgan Chase & Co.	Norwegian Krone	49,697,863	Sell	07/12/13	8,449,000	8,594,762	(145,762)
JPMorgan Chase & Co.	Swedish Krona	54,029,251	Sell	07/12/13	8,287,000	8,323,114	(36,114)
JPMorgan Chase & Co.	Australian Dollar	8,060,830	Sell	07/12/13	8,272,000	8,312,184	(40,184)
JPMorgan Chase & Co.	Australian Dollar	8,091,729	Sell	07/12/13	8,309,000	8,344,046	(35,046)
JPMorgan Chase & Co.	Norwegian Krone	85,651,004	Sell	07/12/13	14,873,000	14,812,508	60,492
JPMorgan Chase & Co.	British Pound	6,408,431	Sell	07/12/13	9,837,000	9,950,260	(113,260)
JPMorgan Chase & Co.	Australian Dollar	3,839,149	Sell	07/12/13	4,022,000	3,958,861	63,139
JPMorgan Chase & Co.	New Zealand Dollar	72,778	Sell	07/12/13	62,000	62,074	(74)
UBS Warburg LLC	New Zealand Dollar	3,853,422	Sell	07/12/13	3,232,000	3,286,679	(54,679)
UBS Warburg LLC	New Zealand Dollar	12,837,172	Sell	07/12/13	10,798,000	10,949,141	(151,141)
UBS Warburg LLC	New Zealand Dollar	19,701,012	Sell	07/12/13	16,763,000	16,803,480	(40,480)
UBS Warburg LLC	Swedish Krona	16,883,054	Sell	07/12/13	2,645,000	2,600,806	44,194
UBS Warburg LLC	EU Euro	22,594,598	Sell	07/12/13	29,644,000	29,770,565	(126,565)
							$(7,078,072)

ING Global Bond Fund Open Futures Contracts on April 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	22	06/06/13	$4,016,225	$158,378
Australia 10-Year Bond	34	06/17/13	4,403,108	172,787
Australia 3-Year Bond	62	06/17/13	7,064,079	80,203
Canada 10-Year Bond	124	06/19/13	16,830,374	219,641
Euro-Bobl 5-Year	163	06/06/13	27,204,233	120,753
Euro-Schatz	491	06/06/13	71,613,462	24,275
Long Gilt	288	06/26/13	53,688,243	1,745,534
Short Gilt	98	06/26/13	15,889,588	(556)
U.S. Treasury 2-Year Note	259	06/28/13	57,141,875	37,050
			$257,851,187	$2,558,065

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
Euro-Bund	(140)	06/06/13	$(27,025,404)	$(206,632)
Medium Gilt	(151)	06/26/13	(26,983,302)	(300,300)
U.S. Treasury 10-Year Note	(422)	06/19/13	(56,277,658)	(502,182)
U.S. Treasury 5-Year Note	(518)	06/28/13	(64,563,846)	(393,286)
U.S. Treasury Long Bond	(26)	06/19/13	(3,857,750)	(18,886)
U.S. Treasury Ultra Long Bond	(173)	06/19/13	(28,431,469)	(138,218)
			$(207,139,429)	$(1,559,504)

ING Global Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on April 30, 2013:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL 47,000,000	$(1,439,939)	$—	$(1,439,939)

Receive a fixed rate equal to 8.860% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Counterparty: Deutsche Bank AG	01/02/17	BRL 7,000,000	31,460	—	31,460

Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL 48,000,000	(1,467,079)	—	(1,467,079)

Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW 17,000,000,000	(642,212)	—	(642,212)

Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW 17,000,000,000	(635,363)	—	(635,363)

Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN 54,500,000	(1,357,204)	—	(1,357,204)
			$(5,510,337)	$—	$(5,510,337)

ING Global Bond Fund Written OTC Options on April 30, 2013:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Currencies
81,800,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1.220 USD	09/09/13	$654,400	$(264,982)
40,300,000	Barclays Bank PLC	USD Put vs. JPY Call Currency Option	88.500 USD	06/13/13	137,020	(12,439)
41,700,000	Barclays Bank PLC	USD Put vs. JPY Call Currency Option	90.000 USD	07/15/13	114,675	(78,039)
40,800,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	86.000 USD	05/16/13	110,548	(38)
41,200,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	92.000 USD	10/29/13	352,672	(467,236)
			Total Written OTC Options		$1,369,315	$(822,734)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$2,399,028
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	8,915,977
Interest rate contracts	Unrealized appreciation on OTC swap agreements	31,460
Interest rate contracts	Net Assets — Unrealized appreciation**	2,558,621
Total Asset Derivatives		$13,905,086
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$10,543,938
Interest rate contracts	Unrealized depreciation on OTC swap agreements	5,541,797
Interest rate contracts	Net Assets — Unrealized depreciation**	1,560,060
Foreign exchange contracts	Written options, at fair value	822,734
Total Liability Derivatives		$18,468,529

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended April 30, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(59,132)	$—	$(59,132)
Foreign exchange contracts	(1,023,922)	(10,261,499)	—	—	943,732	(10,341,689)
Interest rate contracts	(801,413)	—	(1,586,774)	(4,017,641)	101,496	(6,304,332)
Total	$(1,825,335)	$(10,261,499)	$(1,586,774)	$(4,076,773)	$1,045,228	$(16,705,153)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(386)	$—	$(386)
Foreign exchange contracts	(687,755)	(5,124,262)	—	—	(219,919)	(6,031,936)
Interest rate contracts	102,851	—	1,139,374	2,968,769	(26,063)	4,184,931
Total	$(584,904)	$(5,124,262)	$1,139,374	$2,968,383	$(245,982)	$(1,847,391)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING GLOBAL PERSPECTIVES FUND

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
	Affiliated Investment Companies: 100.0%
1,382	ING Core Equity Research Fund — Class I	$20,385	10.0
1,769	ING Emerging Markets Equity Fund — Class I	20,454	10.0
1,771	ING Global Bond Fund — Class I	20,348	10.0
1,049	ING Global Real Estate Fund — Class I	21,168	10.4
2,238	ING GNMA Income Fund — Class I	20,099	9.8
2,407	ING High Yield Bond Fund — Class I	20,339	9.9
1,982	ING Intermediate Bond Fund — Class I	20,236	9.9
2,018	ING International Core Fund — Class I	20,790	10.2
852	ING MidCap Opportunities Fund — Class I	20,335	9.9
1,264	ING Small Company Fund — Class I	20,327	9.9

	Total Mutual Funds (Cost $200,461)	204,481	100.0
	Liabilities in Excess of Other Assets	(52)	—
	Net Assets	$204,429	100.0

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,020
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$4,020

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Mutual Funds	$204,481	$—	$—	$204,481
Total Investments, at fair value	$204,481	$—	$—	$204,481

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.4%
		Australia: 4.3%
97,932		Domino’s Pizza Enterprises Ltd.	$1,331,006	0.5
339,526		SAI Global Ltd.	1,240,766	0.5
4,356,110		Other Securities	8,401,620	3.3
			10,973,392	4.3

		Austria: 1.4%
13,617		Schoeller-Bleckmann Oilfield Equipment AG	1,331,956	0.5
124,642		Other Securities	2,332,349	0.9
			3,664,305	1.4

		Belgium: 1.9%
43,523		D’ieteren SA	2,006,117	0.8
294,105		Other Securities	2,852,476	1.1
			4,858,593	1.9

		Bermuda: 0.0%
26,861		Other Securities	91,744	0.0

		Brazil: 0.5%
158,400		Other Securities	1,297,756	0.5

		British Virgin Islands: 0.0%
84,324		Other Securities	25,542	0.0

		Canada: 4.2%
39,600		Dorel Industries, Inc.	1,709,861	0.7
89,404		Parkland Fuel Corp.	1,477,569	0.6
608,248		Other Securities	7,460,382	2.9
			10,647,812	4.2

		Cayman Islands: 0.0%
20,843		Other Securities	26,715	0.0

		China: 0.9%
5,519,022		Other Securities	2,341,118	0.9

		Colombia: 0.0%
11,218		Other Securities	61,911	0.0

		Denmark: 1.3%
63,316		DSV A/S	1,594,841	0.6
41,619		Other Securities	1,665,461	0.7
			3,260,302	1.3

		Finland: 0.7%
120,644		Other Securities	1,715,926	0.7

		France: 5.7%
25,344		Eurazeo	1,344,759	0.5
22,232		Imerys S.A.	1,463,761	0.6
45,238		Teleperformance	1,989,499	0.8
126,063	@	UbiSoft Entertainment	1,408,471	0.5
11,906		Wendel	1,290,427	0.5
592,798		Other Securities	7,056,858	2.8
			14,553,775	5.7

		Gabon: 0.0%
106		Other Securities	64,911	0.0

COMMON STOCK: (continued)
		Germany: 8.5%
25,231		Aurubis AG	$1,591,750	0.6
112,637		Deutsche Lufthansa AG	2,255,263	0.9
18,414		Draegerwerk AG & Co. KGaA	2,272,458	0.9
33,479		Jungheinrich AG	1,382,407	0.6
21,841		MTU Aero Engines Holding AG	2,068,922	0.8
29,981		Stratec Biomedical Systems AG	1,350,928	0.5
577,049		Other Securities	10,749,283	4.2
			21,671,011	8.5

		Greece: 0.0%
8,887		Other Securities	91,892	0.0

		Guernsey: 0.0%
28,845		Other Securities	32,709	0.0

		Hong Kong: 2.2%
36,689,264		Other Securities	5,584,313	2.2

		Hungary: 0.0%
1,028		Other Securities	81,244	0.0

		India: 0.5%
516,921		Other Securities	1,341,464	0.5

		Indonesia: 0.1%
7,394,462		Other Securities	342,203	0.1

		Ireland: 0.3%
42,009		Other Securities	638,537	0.3

		Israel: 0.1%
37,040		Other Securities	116,054	0.1

		Italy: 4.5%
137,886	@	Safilo Group SpA	2,259,840	0.9
1,001,235		Other Securities	9,208,228	3.6
			11,468,068	4.5

		Japan: 29.5%
200,000		Amada Co., Ltd.	1,604,852	0.6
33,200		Don Quijote Co., Ltd.	1,809,069	0.7
39,800		Hoshizaki Electric Co., Ltd.	1,325,576	0.5
514,000		IHI Corp.	1,916,675	0.8
60,300		Kakaku.com, Inc.	1,558,873	0.6
1,513,000	@	Kanematsu Corp.	2,098,356	0.8
443		Message Co., Ltd.	1,308,755	0.5
320,400		Mitsubishi UFJ Lease & Finance Co., Ltd.	1,809,811	0.7
103,900		Mori Seiki Co., Ltd.	1,305,703	0.5
141,000		Nihon Nohyaku Co., Ltd.	1,341,252	0.5
199,000		Nikkiso Co., Ltd.	2,820,096	1.1
91,000		Nippo Corp.	1,363,749	0.5
21,600		Pigeon Corp.	1,858,232	0.7
109,700		Shionogi & Co., Ltd.	2,698,286	1.1
156,000		Yaskawa Electric Corp.	1,908,770	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
982,000		Yuasa Trading Co., Ltd.	$2,077,871	0.8
5,723,780		Other Securities	46,694,800	18.3
			75,500,726	29.5

		Liechtenstein: 0.0%
404		Other Securities	32,370	0.0

		Luxembourg: 1.1%
73,837	#	O’Key Group SA GDR	886,044	0.3
70,000	@	Reinet Investments SCA	1,405,845	0.6
81,643		Other Securities	439,800	0.2
			2,731,689	1.1

		Malaysia: 0.5%
1,710,695		Other Securities	1,288,453	0.5

		Mexico: 0.3%
274,681		Other Securities	760,368	0.3

		Netherlands: 0.3%
580,569		Other Securities	851,278	0.3

		Norway: 1.3%
1,156,860		Other Securities	3,346,839	1.3

		Pakistan: 0.1%
1,375,131		Other Securities	218,857	0.1

		Philippines: 0.1%
679,400		Other Securities	150,714	0.1

		Poland: 0.2%
84,601		Other Securities	507,158	0.2

		Portugal: 0.2%
148,596		Other Securities	404,332	0.2

		Singapore: 1.0%
3,970,392		Other Securities	2,590,751	1.0

		South Africa: 0.3%
443,551		Other Securities	806,803	0.3

		South Korea: 2.2%
371,863		Other Securities	5,693,621	2.2

		Spain: 0.1%
39,315		Other Securities	244,866	0.1

		Sweden: 0.2%
72,741		Other Securities	548,852	0.2

		Switzerland: 3.0%
9,599	@	Dufry Group	1,278,812	0.5
4,870		Partners Group	1,249,471	0.5
15,057		Tecan Group AG	1,400,764	0.5
84,424		Other Securities	3,775,568	1.5
			7,704,615	3.0

COMMON STOCK: (continued)
		Taiwan: 1.4%
5,519,065		Other Securities	$3,490,560	1.4

		Thailand: 1.5%
1,751,000		Krung Thai Bank PCL	1,482,231	0.6
1,274,500		Thanachart Capital PCL	2,078,270	0.8
122,400		Other Securities	164,481	0.1
			3,724,982	1.5

		Turkey: 0.5%
830,965		Other Securities	1,260,224	0.5

		United Kingdom: 14.5%
122,218		Babcock International Group	2,033,715	0.8
38,709		Berkeley Group Holdings PLC	1,255,112	0.5
129,010		Domino’s Pizza Group PLC	1,305,782	0.5
734,199	@	EnQuest PLC	1,470,948	0.6
513,154		Home Retail Group	1,242,756	0.5
146,571		IG Group Holdings PLC	1,227,644	0.5
243,603		Interserve PLC	1,793,299	0.7
83,724		Kier Group PLC	1,525,121	0.6
127,091		Mondi PLC	1,688,975	0.6
86,989		Persimmon PLC	1,461,302	0.6
86,989	@	Persimmon PLC — B/C shares	101,343	0.0
7,664,888		Other Securities	22,094,848	8.6
			37,200,845	14.5

		Total Common Stock (Cost $225,300,246)	244,010,200	95.4

RIGHTS: 0.0%
		Israel: 0.0%
774		Other Securities	2,555	0.0

		South Korea: 0.0%
550		Other Securities	15,906	0.0

		Total Rights (Cost $—)	18,461	0.0

ASSET MANAGEMENT: 0.1%
		Bermuda: 0.1%
504,000		Other Securities	69,154	0.1

		Total Asset Management (Cost $69,585)	69,154	0.1

		Total Long-Term Investments (Cost $225,369,831)	244,097,815	95.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc(1): 1.4%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/13, 0.20%, due 05/01/13 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.350%–6.430%, Market Value plus accrued interest $1,018,823, due 02/28/14–05/01/51)	$1,000,000	0.4
1,000,000	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 0.841%–6.500%, Market Value plus accrued interest $1,020,439, due 11/01/18–03/15/53)	1,000,000	0.4
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 03/28/13, 0.20%, due 05/01/13 (Repurchase Amount $1,000,186, collateralized by various U.S. Government Agency Obligations, 1.378%–6.500%, Market Value plus accrued interest $1,020,101, due 06/01/17–03/01/48)	1,000,000	0.4
655,571	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $655,574, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $668,693, due 01/15/25–02/15/43)	655,571	0.2
		3,655,571	1.4

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.0%
4,121	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,121)	$4,121	0.0

	Total Short-Term Investments (Cost $3,659,692)	3,659,692	1.4

	Total Investments in Securities (Cost $229,029,523)	$247,757,507	96.9
	Assets in Excess of Other Liabilities	8,024,767	3.1
	Net Assets	$255,782,274	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $230,256,523.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$32,967,621
Gross Unrealized Depreciation	(15,466,637)
Net Unrealized Appreciation	$17,500,984

Sector Diversification	Percentage of Net Assets
Industrials	26.2%
Consumer Discretionary	18.2
Financials	12.9
Information Technology	10.5
Materials	9.6
Health Care	6.8
Energy	6.2
Consumer Staples	4.1
Utilities	0.9
Telecommunication Services	0.1
Rights	0.0
Short-Term Investments	1.4
Assets in Excess of Other Liabilities	3.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$1,476,042	$9,058,647	$438,703	$10,973,392
Austria	—	3,664,305	—	3,664,305
Belgium	3,465,286	1,393,307	—	4,858,593
Bermuda	91,744	—	—	91,744
Brazil	1,297,756	—	—	1,297,756
British Virgin Islands	25,542	—	—	25,542
Canada	10,647,812	—	—	10,647,812
Cayman Islands	—	26,715	—	26,715
China	1,038,988	1,276,014	26,116	2,341,118
Colombia	61,911	—	—	61,911
Denmark	723,083	2,537,219	—	3,260,302
Finland	125,726	1,590,200	—	1,715,926
France	2,103,816	12,449,959	—	14,553,775
Gabon	64,911	—	—	64,911
Germany	2,588,091	19,082,920	—	21,671,011
Greece	91,892	—	—	91,892
Guernsey	32,709	—	—	32,709
Hong Kong	149,116	5,372,349	62,848	5,584,313
Hungary	—	81,244	—	81,244
India	427,690	913,774	—	1,341,464
Indonesia	—	342,203	—	342,203
Ireland	638,537	—	—	638,537
Israel	—	116,054	—	116,054
Italy	—	11,468,068	—	11,468,068
Japan	1,381,660	74,119,066	—	75,500,726
Liechtenstein	32,370	—	—	32,370
Luxembourg	2,388,432	343,257	—	2,731,689
Malaysia	865,780	422,673	—	1,288,453
Mexico	760,368	—	—	760,368
Netherlands	233,371	617,907	—	851,278
Norway	1,205,465	2,141,374	—	3,346,839
Pakistan	218,857	—	—	218,857
Philippines	—	150,714	—	150,714
Poland	—	507,158	—	507,158
Portugal	309,429	94,903	—	404,332
Singapore	6,946	2,583,805	—	2,590,751
South Africa	476,830	329,973	—	806,803
South Korea	159,428	5,534,193	—	5,693,621
Spain	—	244,866	—	244,866
Sweden	—	548,852	—	548,852
Switzerland	2,005,945	5,698,670	—	7,704,615
Taiwan	740,103	2,750,457	—	3,490,560
Thailand	—	3,724,982	—	3,724,982
Turkey	—	1,260,224	—	1,260,224
United Kingdom	9,368,200	27,832,645	—	37,200,845
Total Common Stock	45,203,836	198,278,697	527,667	244,010,200
Rights	—	18,461	—	18,461
Short-Term Investments	4,121	3,655,571	—	3,659,692
Asset Management	69,154	—	—	69,154
Total Investments, at fair value	$45,277,111	$201,952,729	$527,667	$247,757,507
Other Financial Instruments+
Forward Foreign Currency Contracts	—	652	—	652
Total Assets	$45,277,111	$201,953,381	$527,667	$247,758,159

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2013, the following forward foreign currency contracts were outstanding for the ING International Small Cap Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	South African Rand	332,861	Buy	05/02/13	$3,626,257	$3,626,909	$652
							$652

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$652
Total Asset Derivatives		$652

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended April 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(141,498)
Total	$(141,498)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$652
Total	$652

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING INTERNATIONAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.7%
		Australia: 1.5%
6,497		Australia & New Zealand Banking Group Ltd.	$214,708	1.5

		Belgium: 1.4%
5,128		KBC Groep NV	200,715	1.4

		Canada: 0.3%
2,500		Other Securities	49,275	0.3

		Denmark: 1.4%
10,442	@	Danske Bank A/S	197,738	1.4

		Finland: 0.8%
6,508		Other Securities	120,967	0.8

		France: 12.7%
11,039		AXA S.A.	206,723	1.4
6,241		Carrefour S.A.	185,353	1.3
861		PPR	189,653	1.3
2,081		Renault S.A.	143,620	1.0
2,659		Sanofi	287,480	2.0
4,591	@	Societe Generale	166,777	1.1
10,052		Suez Environnement S.A.	144,258	1.0
7,376		Other Securities	534,285	3.6
			1,858,149	12.7

		Germany: 7.0%
2,179		Bayer AG	227,807	1.6
9,643		Deutsche Post AG	229,223	1.6
2,937		Siemens AG	306,878	2.1
2,720		Other Securities	253,217	1.7
			1,017,125	7.0

		Hong Kong: 4.3%
16,000		Power Assets Holdings Ltd.	156,461	1.1
23,000		Wharf Holdings Ltd.	205,438	1.4
90,000		Other Securities	269,973	1.8
			631,872	4.3

		Italy: 4.3%
8,619		ENI S.p.A.	205,705	1.4
14,375		Fiat Industrial SpA	162,327	1.1
161,400		Telecom Italia S.p.A.	137,093	0.9
32,785		Other Securities	126,792	0.9
			631,917	4.3

		Japan: 21.2%
15,000		Ajinomoto Co., Inc.	205,866	1.4
2,000		East Japan Railway Co.	168,834	1.2
32,000		Hitachi Ltd.	204,507	1.4
7,300		Hoya Corp.	146,265	1.0
4,700		Japan Tobacco, Inc.	177,666	1.2
5,800		Komatsu Ltd.	158,908	1.1
6,600		Mitsubishi Corp.	118,815	0.8
6,000		Mitsubishi Estate Co., Ltd.	195,427	1.3
7,300		Omron Corp.	230,606	1.6

COMMON STOCK: (continued)
		Japan: (continued)
7,000		Sumitomo Mitsui Financial Group, Inc.	$330,871	2.3
2,000		Sumitomo Realty & Development Co., Ltd.	94,523	0.6
7,700		Tokio Marine Holdings, Inc.	244,704	1.7
3,400		Tokyo Electron Ltd.	174,026	1.2
3,400		Toyota Motor Corp.	197,329	1.4
32,600		Other Securities	440,988	3.0
			3,089,335	21.2

		Luxembourg: 0.4%
4,300		Other Securities	53,707	0.4

		Netherlands: 8.6%
27,043		Aegon NV	180,640	1.3
2,062		Koninklijke DSM NV	132,908	0.9
7,465		Koninklijke Philips Electronics NV	206,617	1.4
8,414		Reed Elsevier NV	136,566	1.0
13,405		Royal Dutch Shell PLC — Class A	456,377	3.1
2,540		Other Securities	134,192	0.9
			1,247,300	8.6

		New Zealand: 1.1%
72,678		Telecom Corp. of New Zealand Ltd.	162,290	1.1

		Norway: 2.1%
9,771	@	DnB NOR ASA	160,005	1.1
6,020		Statoil ASA	147,378	1.0
			307,383	2.1

		Singapore: 1.2%
55,000		Singapore Telecommunications Ltd.	175,687	1.2

		Spain: 3.0%
17,780		Banco Bilbao Vizcaya Argentaria S.A.	173,081	1.2
7,343		Gas Natural SDG S.A.	153,760	1.1
135,686		Other Securities	105,645	0.7
			432,486	3.0

		Sweden: 1.9%
12,885		Telefonaktiebolaget LM Ericsson	160,243	1.1
9,518		Other Securities	114,530	0.8
			274,773	1.9

		Switzerland: 9.0%
6,422		Credit Suisse Group	178,343	1.2
4,050		Nestle S.A.	288,816	2.0
5,255		Novartis AG	389,015	2.7
1,806		Roche Holding AG — Genusschein	452,115	3.1
			1,308,289	9.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: 15.0%
62,192	Barclays PLC	$277,531	1.9
8,428	BHP Billiton PLC	237,103	1.6
3,200	BP PLC ADR	139,520	1.0
7,591	GlaxoSmithKline PLC	195,859	1.4
17,023	HSBC Holdings PLC	186,436	1.3
3,867	Rio Tinto PLC	177,573	1.2
35,787	Tesco PLC	203,556	1.4
121,392	Vodafone Group PLC	370,403	2.5
9,697	WPP PLC	160,314	1.1
18,170	Other Securities	239,943	1.6
		2,188,238	15.0

	United States: 2.5%
10,200	Other Securities	362,296	2.5

	Total Common Stock (Cost $12,350,672)	14,524,250	99.7

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
95,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $95,000)	95,000	0.7

	Total Short-Term Investments (Cost $95,000)	95,000	0.7

	Total Investments in Securities (Cost $12,445,672)	$14,619,250	100.4
	Liabilities in Excess of Other Assets	(52,131)	(0.4)
	Net Assets	$14,567,119	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $12,464,912.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,349,123
Gross Unrealized Depreciation	(194,785)
Net Unrealized Appreciation	$2,154,338

Sector Diversification	Percentage of Net Assets
Financials	26.1%
Health Care	10.8
Industrials	10.2
Consumer Staples	9.8
Energy	9.7
Consumer Discretionary	8.3
Materials	7.3
Information Technology	6.9
Telecommunication Services	5.7
Utilities	4.9
Short-Term Investments	0.7
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$214,708	$—	$214,708
Belgium	—	200,715	—	200,715
Canada	49,275	—	—	49,275
Denmark	—	197,738	—	197,738
Finland	—	120,967	—	120,967
France	—	1,858,149	—	1,858,149
Germany	—	1,017,125	—	1,017,125
Hong Kong	—	631,872	—	631,872
Italy	—	631,917	—	631,917
Japan	—	3,089,335	—	3,089,335
Luxembourg	53,707	—	—	53,707
Netherlands	—	1,247,300	—	1,247,300
New Zealand	—	162,290	—	162,290
Norway	—	307,383	—	307,383
Singapore	—	175,687	—	175,687
Spain	—	432,486	—	432,486
Sweden	—	274,773	—	274,773
Switzerland	—	1,308,289	—	1,308,289
United Kingdom	139,520	2,048,718	—	2,188,238
United States	362,296	—	—	362,296
Total Common Stock	604,798	13,919,452	—	14,524,250
Short-Term Investments	95,000	—	—	95,000
Total Investments, at fair value	$699,798	$13,919,452	$—	$14,619,250

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING INTERNATIONAL VALUE EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.5%
		Australia: 1.5%
65,256		Australia & New Zealand Banking Group Ltd.	$2,156,527	1.5

		Belgium: 1.4%
51,154		KBC Groep NV	2,002,216	1.4

		Canada: 0.4%
25,900		Other Securities	510,489	0.4

		China: 0.0%
12,100,000		Other Securities	70,609	0.0

		Denmark: 1.3%
101,018	@	Danske Bank A/S	1,912,960	1.3

		Finland: 0.8%
65,285		Other Securities	1,213,484	0.8

		France: 12.8%
112,244		AXA S.A.	2,101,952	1.4
62,675		Carrefour S.A.	1,861,393	1.3
8,326		PPR	1,833,976	1.2
21,150		Renault S.A.	1,459,664	1.0
26,841		Sanofi	2,901,932	2.0
46,651	@	Societe Generale	1,694,691	1.2
100,964		Suez Environnement S.A.	1,448,954	1.0
73,760		Other Securities	5,350,660	3.7
			18,653,222	12.8

		Germany: 6.9%
21,675		Bayer AG	2,266,046	1.5
95,963		Deutsche Post AG	2,281,132	1.6
28,975		Siemens AG	3,027,512	2.1
27,392		Other Securities	2,550,167	1.7
			10,124,857	6.9

		Hong Kong: 4.4%
159,000		Power Assets Holdings Ltd.	1,554,832	1.1
231,000		Wharf Holdings Ltd.	2,063,315	1.4
913,800		Other Securities	2,747,963	1.9
			6,366,110	4.4

		Italy: 4.4%
89,351		ENI S.p.A.	2,132,488	1.5
138,838		Fiat Industrial SpA	1,567,800	1.1
1,945,761		Other Securities	2,677,487	1.8
			6,377,775	4.4

		Japan: 21.3%
153,000		Ajinomoto Co., Inc.	2,099,835	1.4
20,000		East Japan Railway Co.	1,688,335	1.2
318,000		Hitachi Ltd.	2,032,289	1.4
73,600		Hoya Corp.	1,474,675	1.0
46,800		Japan Tobacco, Inc.	1,769,098	1.2
55,900		Komatsu Ltd.	1,531,547	1.0
65,800		Mitsubishi Corp.	1,184,549	0.8
61,000		Mitsubishi Estate Co., Ltd.	1,986,839	1.4
72,700		Omron Corp.	2,296,585	1.6

COMMON STOCK: (continued)
		Japan: (continued)
69,200		Sumitomo Mitsui Financial Group, Inc.	$3,270,901	2.2
76,700		Tokio Marine Holdings, Inc.	2,437,502	1.7
34,200		Tokyo Electron Ltd.	1,750,499	1.2
34,500		Toyota Motor Corp.	2,002,306	1.4
351,300		Other Securities	5,604,257	3.8
			31,129,217	21.3

		Luxembourg: 0.4%
46,600		Other Securities	582,034	0.4

		Netherlands: 8.5%
271,269		Aegon NV	1,812,009	1.2
21,520		Koninklijke DSM NV	1,387,087	1.0
72,793		Koninklijke Philips Electronics NV	2,014,769	1.4
131,288		Royal Dutch Shell PLC — Class A	4,469,736	3.1
108,848		Other Securities	2,697,856	1.8
			12,381,457	8.5

		New Zealand: 1.1%
697,488		Telecom Corp. of New Zealand Ltd.	1,557,495	1.1

		Norway: 2.1%
92,748	@	DnB NOR ASA	1,518,796	1.1
61,251		Statoil ASA	1,499,509	1.0
			3,018,305	2.1

		Singapore: 1.2%
568,000		Singapore Telecommunications Ltd.	1,814,365	1.2

		Spain: 2.9%
176,565		Banco Bilbao Vizcaya Argentaria S.A.	1,718,784	1.2
74,180		Gas Natural SDG S.A.	1,553,304	1.0
1,292,079		Other Securities	1,006,011	0.7
			4,278,099	2.9

		Sweden: 1.9%
129,257		Telefonaktiebolaget LM Ericsson	1,607,488	1.1
94,798		Other Securities	1,140,707	0.8
			2,748,195	1.9

		Switzerland: 8.9%
64,423		Credit Suisse Group	1,789,091	1.2
40,479		Nestle S.A.	2,886,659	2.0
52,300		Novartis AG	3,871,643	2.6
17,969		Roche Holding AG — Genusschein	4,498,370	3.1
			13,045,763	8.9

		United Kingdom: 14.8%
620,240		Barclays PLC	2,767,808	1.9
83,847		BHP Billiton PLC	2,358,850	1.6
77,025		GlaxoSmithKline PLC	1,987,360	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE EQUITY FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: (continued)
170,038	HSBC Holdings PLC	$1,862,254	1.3
38,474	Rio Tinto PLC	1,766,729	1.2
356,141	Tesco PLC	2,025,725	1.4
1,203,282	Vodafone Group PLC	3,671,570	2.5
87,667	WPP PLC	1,449,340	1.0
212,538	Other Securities	3,727,974	2.5
		21,617,610	14.8

	United States: 2.5%
38,300	Coca-Cola Enterprises, Inc.	1,402,929	1.0
62,600	Other Securities	2,183,987	1.5
		3,586,916	2.5

	Total Common Stock (Cost $128,451,316)	145,147,705	99.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateralcc(1): 0.4%
588,266	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $588,268, collateralized by various U.S. Government Securities, 0.125%–6.000%, Market Value plus accrued interest $600,031, due 07/31/13–11/15/42) (Cost $588,266)	588,266	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
798,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $798,000)	798,000	0.5

	Total Short-Term Investments (Cost $1,386,266)	1,386,266	0.9

	Total Investments in Securities (Cost $129,837,582)	$146,533,971	100.4
	Liabilities in Excess of Other Assets	(532,320)	(0.4)
	Net Assets	$146,001,651	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $129,855,881.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,837,480
Gross Unrealized Depreciation	(3,159,390)
Net Unrealized Appreciation	$16,678,090

Sector Diversification	Percentage of Net Assets
Financials	26.2%
Health Care	10.6
Industrials	10.1
Consumer Staples	9.9
Energy	9.6
Consumer Discretionary	8.0
Materials	7.6
Information Technology	7.0
Telecommunication Services	5.7
Utilities	4.8
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE EQUITY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$2,156,527	$—	$2,156,527
Belgium	—	2,002,216	—	2,002,216
Canada	510,489	—	—	510,489
China	—	—	70,609	70,609
Denmark	—	1,912,960	—	1,912,960
Finland	—	1,213,484	—	1,213,484
France	—	18,653,222	—	18,653,222
Germany	—	10,124,857	—	10,124,857
Hong Kong	—	6,366,110	—	6,366,110
Italy	—	6,377,775	—	6,377,775
Japan	—	31,129,217	—	31,129,217
Luxembourg	582,034	—	—	582,034
Netherlands	—	12,381,457	—	12,381,457
New Zealand	—	1,557,495	—	1,557,495
Norway	—	3,018,305	—	3,018,305
Singapore	—	1,814,365	—	1,814,365
Spain	—	4,278,099	—	4,278,099
Sweden	—	2,748,195	—	2,748,195
Switzerland	—	13,045,763	—	13,045,763
United Kingdom	1,355,960	20,261,650	—	21,617,610
United States	3,586,916	—	—	3,586,916
Total Common Stock	6,035,399	139,041,697	70,609	145,147,705
Short-Term Investments	798,000	588,266	—	1,386,266
Total Investments, at fair value	$6,833,399	$139,629,963	$70,609	$146,533,971

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING INTERNATIONAL VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Australia: 1.4%
144,768		Australia & New Zealand Banking Group Ltd.	$4,784,176	1.4

		Belgium: 1.4%
117,589		KBC Groep NV	4,602,546	1.4

		Canada: 0.3%
58,900		Other Securities	1,160,919	0.3

		Denmark: 1.3%
232,320	@	Danske Bank A/S	4,399,403	1.3

		Finland: 0.8%
152,754		Other Securities	2,839,313	0.8

		France: 12.0%
249,803		AXA S.A.	4,677,968	1.4
145,699		Carrefour S.A.	4,327,135	1.3
19,422		PPR	4,278,102	1.2
48,993		Renault S.A.	3,381,245	1.0
61,212		Sanofi	6,617,974	1.9
108,758	@	Societe Generale	3,950,852	1.1
231,830		Suez Environnement S.A.	3,327,037	1.0
149,987		Other Securities	10,480,903	3.1
			41,041,216	12.0

		Germany: 6.9%
50,948		Bayer AG	5,326,436	1.5
226,263		Deutsche Post AG	5,378,487	1.6
68,075		Siemens AG	7,112,955	2.1
63,027		Other Securities	5,867,453	1.7
			23,685,331	6.9

		Hong Kong: 4.1%
530,000		Wharf Holdings Ltd.	4,734,014	1.4
8,852,400		Other Securities	9,125,095	2.7
			13,859,109	4.1

		Italy: 4.3%
200,077		ENI S.p.A.	4,775,120	1.4
326,759		Fiat Industrial SpA	3,689,860	1.1
4,455,266		Other Securities	6,137,631	1.8
			14,602,611	4.3

		Japan: 21.3%
351,000		Ajinomoto Co., Inc.	4,817,268	1.4
45,800		East Japan Railway Co.	3,866,288	1.1
749,888		Hitachi Ltd.	4,792,418	1.4
170,700		Hoya Corp.	3,420,205	1.0
107,000		Japan Tobacco, Inc.	4,044,733	1.2
130,900		Komatsu Ltd.	3,586,394	1.0
151,100		Mitsubishi Corp.	2,720,142	0.8
140,000		Mitsubishi Estate Co., Ltd.	4,559,958	1.3
168,500		Omron Corp.	5,322,896	1.6
165,400		Sumitomo Mitsui Financial Group, Inc.	7,818,021	2.3
177,900		Tokio Marine Holdings, Inc.	5,653,605	1.7

COMMON STOCK: (continued)
		Japan: (continued)
79,900		Tokyo Electron Ltd.	$4,089,617	1.2
77,800		Toyota Motor Corp.	4,515,345	1.3
1,167,948		Other Securities	13,497,923	4.0
			72,704,813	21.3

		Luxembourg: 0.3%
94,000		Other Securities	1,174,060	0.3

		Netherlands: 8.4%
639,109		Aegon NV	4,269,088	1.3
49,727		Koninklijke DSM NV	3,205,190	0.9
167,822		Koninklijke Philips Electronics NV	4,644,987	1.4
303,835		Royal Dutch Shell PLC — Class A	10,344,146	3.0
252,346		Other Securities	6,182,875	1.8
			28,646,286	8.4

		New Zealand: 1.1%
1,623,436		Telecom Corp. of New Zealand Ltd.	3,625,143	1.1

		Norway: 2.1%
221,917	@	DnB NOR ASA	3,634,006	1.1
138,880		Statoil ASA	3,399,973	1.0
			7,033,979	2.1

		Singapore: 1.2%
1,278,100		Singapore Telecommunications Ltd.	4,082,640	1.2

		Spain: 2.9%
411,477		Banco Bilbao Vizcaya Argentaria S.A.	4,005,551	1.2
169,228		Gas Natural SDG S.A.	3,543,578	1.0
2,894,975		Other Securities	2,254,022	0.7
			9,803,151	2.9

		Sweden: 1.8%
295,500		Telefonaktiebolaget LM Ericsson	3,674,948	1.1
217,174		Other Securities	2,613,261	0.7
			6,288,209	1.8

		Switzerland: 8.9%
147,982		Credit Suisse Group	4,109,622	1.2
93,663		Nestle S.A.	6,679,343	1.9
122,691		Novartis AG	9,082,518	2.7
42,287		Roche Holding AG — Genusschein	10,586,154	3.1
			30,457,637	8.9

		United Kingdom: 14.7%
1,436,444		Barclays PLC	6,410,101	1.9
192,885		BHP Billiton PLC	5,426,393	1.6
179,421		GlaxoSmithKline PLC	4,629,329	1.4
387,745		HSBC Holdings PLC	4,246,579	1.2
88,506		Rio Tinto PLC	4,064,203	1.2
837,889		Tesco PLC	4,765,900	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: (continued)
2,766,511	Vodafone Group PLC	$8,441,445	2.5
212,477	WPP PLC	3,512,740	1.0
496,191	Other Securities	8,647,796	2.5
		50,144,486	14.7

	United States: 2.4%
233,200	Other Securities	8,296,038	2.4

	Total Common Stock (Cost $286,666,054)	333,231,066	97.6

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
1,498,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,498,000)	1,498,000	0.4

	Total Short-Term Investments (Cost $1,498,000)	1,498,000	0.4

	Total Investments in Securities (Cost $288,164,054)	$334,729,066	98.0
	Assets in Excess of Other Liabilities	6,660,586	2.0
	Net Assets	$341,389,652	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

 Cost for federal income tax purposes is $296,295,264.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,622,864
Gross Unrealized Depreciation	(14,189,062)
Net Unrealized Appreciation	$38,433,802

Sector Diversification	Percentage of Net Assets
Financials	26.0%
Health Care	10.6
Industrials	10.0
Consumer Staples	9.8
Energy	9.4
Consumer Discretionary	8.0
Information Technology	6.9
Materials	6.7
Telecommunication Services	5.7
Utilities	4.5
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,784,176	$—	$4,784,176
Belgium	—	4,602,546	—	4,602,546
Canada	1,160,919	—	—	1,160,919
Denmark	—	4,399,403	—	4,399,403
Finland	—	2,839,313	—	2,839,313
France	—	41,041,216	—	41,041,216
Germany	—	23,685,331	—	23,685,331
Hong Kong	—	13,553,046	306,063	13,859,109
Italy	—	14,602,611	—	14,602,611
Japan	601,656	72,103,157	—	72,704,813
Luxembourg	1,174,060	—	—	1,174,060
Netherlands	—	28,646,286	—	28,646,286
New Zealand	—	3,625,143	—	3,625,143
Norway	—	7,033,979	—	7,033,979
Singapore	—	4,082,640	—	4,082,640
Spain	2,254,022	7,549,129	—	9,803,151
Sweden	—	6,288,209	—	6,288,209
Switzerland	—	30,457,637	—	30,457,637
United Kingdom	3,121,760	47,022,726	—	50,144,486
United States	8,296,038	—	—	8,296,038
Total Common Stock	16,608,455	316,316,548	306,063	333,231,066
Short-Term Investments	1,498,000	—	—	1,498,000
Total Investments, at fair value	$18,106,455	$316,316,548	$306,063	$334,729,066

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING RUSSIA FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.9%
		Consumer Discretionary: 0.5%
130,840		M Video	$1,032,247	0.5

		Consumer Staples: 9.2%
13,230	@	DIXY Group OJSC	169,750	0.1
60,860		Magnit OAO	13,055,064	6.3
20,940		Magnit OJSC	4,491,834	2.2
70,000	#, @	MHP SA GDR	1,295,000	0.6
			19,011,648	9.2

		Energy: 39.1%
40,000		Eurasia Drilling Co. Ltd. GDR	1,567,054	0.8
2,363,800	@	Gazprom OAO	9,444,062	4.5
369,970		Lukoil OAO ADR	23,456,098	11.3
93,000		NovaTek OAO GDR	9,440,674	4.5
1,056,100		Rosneft Oil Co. GDR	7,243,300	3.5
497,000	L	Surgutneftegas OJSC ADR	4,240,206	2.0
10,698,600		Surgutneftegas OJSC	7,563,115	3.6
470,000		Tatneft	1,581,267	0.8
197,000	L	Tatneft ADR	7,474,402	3.6
4,573		Transneft	9,243,594	4.5
			81,253,772	39.1

		Financials: 15.5%
244,843	@, L	Halyk Savings Bank of Kazakhstan JSC GDR	1,790,606	0.9
815,000		LSR Group GDR	3,556,742	1.7
5,451,400		Sberbank	17,395,524	8.4
307,000		Sberbank of Russia ADR	3,948,020	1.9
1,727,400	@, L	VTB Bank OJSC GDR	5,461,020	2.6
			32,151,912	15.5

		Health Care: 1.0%
125,000	@	MD Medical Group Investments PLC GDR	2,187,500	1.0

		Information Technology: 1.3%
35,294		Mail.ru Group Ltd. GDR	952,938	0.5
64,500	@	Yandex NV	1,660,230	0.8
			2,613,168	1.3

		Materials: 14.4%
561,000		Evraz PLC	1,365,190	0.6
27,700		MMC Norilsk Nickel	4,601,309	2.2
310,000		MMC Norilsk Nickel ADR	4,785,061	2.3
120,000		Novolipetsk Steel GDR	2,015,873	1.0
1,234,030		Novolipetsk Steel	2,060,469	1.0
146,400		Phosagro OAO GDR	2,070,096	1.0
129,300		Polymetal International PLC	1,405,871	0.7
764,806		Polyus Gold International Ltd.	2,417,861	1.2
276,500		Severstal OAO GDR	2,367,513	1.1
190,000		Uralkali GDR	6,890,375	3.3
			29,979,618	14.4

COMMON STOCK: (continued)
		Telecommunication Services: 13.2%
1,301,800		JSFC Sistema	$1,110,343	0.5
128,000	#, @	KCell JSC GDR	1,933,938	0.9
118,900		Mobile Telesystems OJSC	1,048,765	0.5
504,200		Mobile Telesystems OJSC	4,447,326	2.2
818,300		Mobile Telesystems OJSC ADR	16,938,810	8.1
104,400		Sistema JSFC GDR	1,996,480	1.0
			27,475,662	13.2

		Utilities: 2.7%
548,600,000	@	Federal Grid Co. Unified Energy System JSC	2,137,362	1.0
192,188,227		RusHydro	3,434,594	1.7
			5,571,956	2.7

		Total Common Stock (Cost $151,244,954)	201,277,483	96.9

PREFERRED STOCK: 2.1%
		Financials: 2.1%
1,860,000		Sberbank of Russia	4,328,543	2.1

		Total Preferred Stock (Cost $4,301,347)	4,328,543	2.1

		Total Long-Term Investments (Cost $155,546,301)	205,606,026	99.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc(1): 3.7%
1,825,023	BNP Paribas Bank, Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $1,825,030, collateralized by various U.S. Government Securities, 0.250%–0.875%, Market Value plus accrued interest $1,861,523, due 05/31/14–03/31/18)	1,825,023	0.8
1,825,023	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,825,032, collateralized by various U.S. Government Agency Obligations, 0.841%–6.500%, Market Value plus accrued interest $1,862,325, due 11/01/18–03/15/53)	1,825,023	0.9

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING RUSSIA FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,825,023	Deutsche Bank AG, Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,825,032, collateralized by various U.S. Government Agency Obligations, 2.130%–7.500%, Market Value plus accrued interest $1,861,524, due 12/01/16–04/01/48)	1,825,023	0.9
1,825,023	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,825,032, collateralized by various U.S. Government Agency Obligations, 2.500%–6.500%, Market Value plus accrued interest $1,861,565, due 05/01/14–06/01/42)	1,825,023	0.9
384,196	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $384,197, collateralized by various U.S. Government Securities, 0.250%–2.750%, Market Value plus accrued interest $391,880, due 10/15/15–08/15/42)	384,196	0.2
		7,684,288	3.7

	Total Short-Term Investments (Cost $7,684,288)	7,684,288	3.7

	Total Investments in Securities (Cost $163,230,589)	$213,290,314	102.7
	Liabilities in Excess of Other Assets	(5,588,285)	(2.7)
	Net Assets	$207,702,029	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $171,774,676.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$68,543,785
Gross Unrealized Depreciation	(27,028,147)
Net Unrealized Appreciation	$41,515,638

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING RUSSIA FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$1,032,247	$—	$1,032,247
Consumer Staples	1,295,000	17,716,648	—	19,011,648
Energy	23,456,098	57,797,674	—	81,253,772
Financials	3,948,020	28,203,892	—	32,151,912
Health Care	2,187,500	—	—	2,187,500
Information Technology	2,613,168	—	—	2,613,168
Materials	2,070,096	27,909,522	—	29,979,618
Telecommunication Services	16,938,810	10,536,852	—	27,475,662
Utilities	—	5,571,956	—	5,571,956
Total Common Stock	52,508,692	148,768,791	—	201,277,483
Preferred Stock	—	4,328,543	—	4,328,543
Short-Term Investments	—	7,684,288	—	7,684,288
Total Investments, at fair value	$52,508,692	$160,781,622	$—	$213,290,314

(1)	For the six months ended April 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2013, securities valued at $2,782,293 and $1,888,010 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING International Value Equity Fund was held March 12, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser to International Value Equity Funds, and ING Investment Management Co. LLC, International Value Equity Fund’s current interim sub-adviser and proposed sub-adviser.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Equity Fund	1*	2,028,546.559	77,950.808	118,616.569		2,225,113.936

*	Proposal did not pass; Adjourned to April 11, 2013

A special meeting of shareholders of the ING International Value Choice Fund was held March 14, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve an agreement and Plan of Reorganization by and between International Value Choice Fund and ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund”), providing for the reorganization of International Value Choice Fund with and into International Value Equity Fund (the “Reorganization”).

2	To approve a new sub-advisory agreement between ING Investments, LLC (“ING Investments” or “Adviser”), the investment adviser to International Value Choice Fund, and ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), International Value Choice Fund’s current interim sub-adviser and proposed sub-adviser (together with the Reorganization, the “Proposals”).

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Choice Fund	1*	1,137,869.280	14,041.679	32,886.040		1,184,796.999
	2*	1,123,909.345	27,748.613	33,139.041		1,184,796.999

*	Proposals passed

A special meeting of shareholders of the ING International Value Equity Fund was held April 11, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser to International Value Equity Funds, and ING Investment Management Co. LLC, International Value Equity Fund’s current interim sub-adviser and proposed sub-adviser.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Equity Fund	1*	2,928,882.433	91,344.280	205,218.743		3,225,445.456

*	Proposal passed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the existing investment advisory and sub-advisory contracts for ING Diversified International Fund, ING Global Bond Fund, ING International Small Cap Fund, ING International Value Choice Fund, ING International Value Equity Fund, ING International Value Fund, and ING Russia Fund (collectively, the “Funds”) will remain in effect only if the Board of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust (each a “Trust”) including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the ING Fund complex under its jurisdiction (“ING Funds”), the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the ING Funds, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board has established (among other committees) two Investment Review Committees (each, an “IRC” and together, the “IRCs”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, Lipper, Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the ING Funds (“15(c) Methodology Guide”). This guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheets data for a representative sample of the ING Funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and the selected peer group of investment companies (“Selected Peer Group”) to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of the ING Funds.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s performance, investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for the Funds of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Funds; and (11) other information relevant to the Board’s evaluations.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”), the ultimate parent company of the Adviser and ING affiliated Sub-Advisers, has announced its intention to divest ING U.S., Inc. (“ING U.S.”), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and ING affiliated Sub-Advisers, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). ING U.S. is a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser and ING affiliated Sub-Advisers. The Board further noted that the Separation Plan may result in the Adviser and ING affiliated Sub-Advisers’ loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the ING Funds, including the Funds, would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out. The Board considered the potential effects of the separation on the Funds, the Adviser and ING affiliated Sub-Advisers, including the Adviser’s and ING affiliated Sub-Advisers’ ability prior to, during and after the separation to perform the same level of service to the Funds as they currently provide. In this regard, the Board noted that the Adviser and ING affiliated Sub-Advisers do not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration. The Separation Plan is discussed in more detail below under “Approval of Investment Advisory and Sub-Advisory Contracts in Connection with Separation Plan.”

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for the funds in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Funds and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection (“MR&S”) group, which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Funds that they manage. The Board recognized that the MR&S group also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MR&S group prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment processes and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MR&S group provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the ING Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the ING Funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund. The Board noted that, for new, non-ING-affiliated sub-advisers, the MR&S group is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for such Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MR&S group has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to the Fund’s Morningstar category median, Lipper category median, and/or primary benchmark. The Board also recognized that the MR&S group provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MR&S group is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-ING-affiliated sub-advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRC that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRC with analyses that are developed to assist the IRC in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRC, which may vary from the perspective of the MR&S group.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING Fund complex. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median and/or primary benchmark. The FACT sheets performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee rate breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fee rate payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to each Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Funds’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Advisers primarily on the factors described for each Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rate and expense ratio were compared to the fee rates and expense ratios of the funds in its Selected Peer Group.

ING Diversified International Fund

In considering whether to approve the renewal of the Advisory Contract for ING Diversified International Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three-year, and five-year periods; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, and the fourth quintile for the most recent calendar quarter and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s expectation that the Fund’s longer-term performance will improve; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review the Fund’s performance; and (3) Management’s representations regarding the effect that changes to the Fund’s underlying fund universe would have on performance.

In considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and three-year periods, but outperformed for the one-year, five-year, and ten-year periods; (2) the Fund outperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and one-year periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account (1) Management’s representations regarding favorable performance during certain periods; and (2) Management’s confidence in the ability of the Sub-Adviser to execute the Fund’s investment mandate.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Small Cap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Small Cap Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and five-year period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exceptions of the year-to-date and three-year periods, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account that the Board, at its September 2012 meeting, had approved the merger of the Fund into ING International Value Equity Fund, and that this merger is expected to occur in March 2013 if approved by the Fund’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that: (1) Management’s representations regarding advisory fee waivers that had been put into place, which lowers the effective management fee rate payable by the Fund; and (2) Management’s representations with respect to the competitiveness of the Fund’s net management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Board has approved the merger of the Fund into ING International Value Equity Fund, to be effective in March 2013, it is reasonable to further assess performance once this change is implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Equity Fund
(formerly ING Global Value Choice Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Equity Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the ten-year period, and the fifth

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) the Board approved a changes to the Fund’s name, strategy and Sub-Adviser effective November 2012, and that more time is needed to assess the impact of these changes on the Fund’s performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s Sub-Adviser change will become effective November 2012, and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Fund, the Board considered that assets of the Fund are managed by 3 different sub-advisers: ING Investment Management Co. LLC (“ING IM”), del Rey Global Investors, LLC (“del Rey”), and Brandes Investment Partners, L.P. (“Brandes”). The Board considered performance of each sub-adviser with respect to assets it manages (“Sleeve”). Based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) the changes in the Fund’s investment strategy effective in February 2012; (2) Management’s representations that the changes and enhancements made to the ING IM Sleeve will continue to improve the Fund’s performance; and (3) that Management would continue to monitor the performance of the del Rey and Brandes Sleeves.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration: (1)that Management, at the Board’s request, would propose a reduction in the expense limit so as to reduce the net amount of expenses for the Fund; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Russia Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

ING Diversified Emerging Markets Debt Fund

At a meeting held on September 6, 2012, the Board considered the initial approval of the investment advisory contract (the “IDEM Advisory Contract”) with ING Investments, LLC and the sub-advisory contract (the “IDEM Sub-Advisory Contract”) between the Adviser and the sub-adviser, ING Investment Management Co. LLC (“ING IM”) (together, the “IDEM Advisory and Sub-Advisory Contracts”) for ING Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt Fund”).

In determining whether to initially approve the IDEM Advisory and Sub-Advisory Contracts for the Diversified Emerging Markets Debt Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Diversified Emerging Markets Debt Fund, should be approved. The materials provided to the Board in support of the IDEM Advisory and Sub-Advisory Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Diversified Emerging Markets Debt Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other ING Funds, (b) the experience of the Adviser overseeing sub-advisers to other ING Funds, and (c) the experience of ING IM in utilizing pooled vehicle funds for fixed-income investments in emerging market countries, including sovereign and corporate debt, and its investment capabilities; (2) information about Diversified Emerging Markets Debt Fund’s investment objectives and strategies and anticipated portfolio characteristics; (3) FACT sheets for Diversified Emerging Markets Debt Fund that compare Diversified Emerging Markets Debt Fund’s fee rate structure to its comparable Selected Peer Group and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of IDEM Advisory and Sub-Advisory Contracts for Diversified Emerging Markets Debt Fund; and (5) other

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing ING Funds, and by ING IM at the September 5, 2012 International/Balanced/Fixed Income Funds Investment Review Committee (“I/B/F IRC”) meeting regarding Diversified Emerging Markets Debt Fund.

The Board’s consideration of whether to approve the IDEM Advisory Contract with the Adviser on behalf of Diversified Emerging Markets Debt Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by the Adviser to Diversified Emerging Markets Debt Fund under the IDEM Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other ING Funds; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed IDEM Advisory Contract in light of the services to be provided to Diversified Emerging Markets Debt Fund and taking into account the sub-advisory fee rate payable by the Adviser to ING IM; (5) the fairness of the Adviser’s compensation under an IDEM Advisory Contract with a level fee rate that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Diversified Emerging Markets Debt Fund, including that: (a) the proposed net management fee rate for Diversified Emerging Markets Debt Fund is above the median and the average management fee rates of the funds in Diversified Emerging Markets Debt Fund’s proposed Selected Peer Group, and (b) the estimated net expense ratio for Diversified Emerging Markets Debt Fund is equal to the median and above the average expense ratios of the funds in Diversified Emerging Markets Debt Fund’s Selected Peer Group; (7) the projected profitability of the Adviser when the sub-advisory fees payable by the Adviser to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other ING Funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other ING Funds; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of Diversified Emerging Markets Debt Fund.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of Diversified Emerging Markets Debt Fund’s proposed management fee and estimated expense ratio.

In reviewing the proposed IDEM Sub-Advisory Contract with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of ING IM and its sub-advisory services; (2) ING IM’s strength and reputation in the industry; (3) the information that had been provided by ING IM in advance of the September 5, 2012 I/B/F IRC meeting at which ING IM presented with respect to ING IM’s sub-advisory services; (4) the nature, extent and quality of the services to be provided by ING IM under the proposed IDEM Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (6) the fairness of the compensation under the IDEM Sub-Advisory Contract in light of the services to be provided by ING IM as Diversified Emerging Markets Debt Fund’s Sub-Adviser; (7) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) ING IM’s financial condition; (9) the appropriateness of the selection of ING IM in light of Diversified Emerging Markets Debt Fund’s investment objectives and prospective investor base; and (10) ING IM’s Code of Ethics, which was previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) Diversified Emerging Markets Debt Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) Diversified Emerging Markets Debt Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (4) the Adviser and ING IM maintain appropriate compliance programs, with this conclusion based upon the Board’s previous and ongoing review of their compliance programs. Based on these conclusions and other factors, the Board voted to approve the IDEM Advisory and Sub-Advisory Contracts for Diversified

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Emerging Markets Debt Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Perspectives Fund

At a meeting held on March 7, 2013, the Board considered the initial approval of the investment advisory contract (the “GP Advisory Contract”) with the Adviser and the sub-advisory contract (“GP Sub-Advisory Contract”) between the Adviser and the sub-adviser, ING IM, (together, the “GP Advisory and Sub-Advisory Contracts”) for ING Global Perspectives Fund (“Global Perspectives Fund”).

In determining whether to initially approve the GP Advisory and Sub-Advisory Contracts for Global Perspectives Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Global Perspectives Fund, should be approved. The materials provided to the Board in support of the GP Advisory and Sub-Advisory Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Global Perspectives Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other ING Funds, (b) the experience of the Adviser overseeing sub-advisers to other ING Funds, and (c) the experience of ING IM in global equity and fixed-income investments and its investment capabilities; (2) information about Global Perspectives Fund’s investment objectives and strategies and anticipated portfolio characteristics; (3) FACT sheets for Global Perspectives Fund that compare Global Perspectives Fund’s fee rate structure to its comparable Selected Peer Group and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of GP Advisory and Sub-Advisory Contracts for Global Perspectives Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing ING Funds, and by ING IM at the March 6, 2013 joint meeting of the Domestic Equity Funds and the International/Balanced/Fixed Income Funds Investment Review Committees (“Joint IRC”) regarding Global Perspectives Fund.

The Board’s consideration of whether to approve the GP Advisory Contract with the Adviser on behalf of Global Perspectives Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by the Adviser to Global Perspectives Fund under the GP Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other ING Funds; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed GP Advisory Contract in light of the services to be provided to Global Perspectives Fund and taking into account the sub-advisory fees payable by the Adviser to ING IM; (5) the costs for the services to be provided by the Adviser, including that the proposed management fee would not be subject to breakpoints and would be bifurcated, meaning that a lower rate is paid on investments in underlying ING Funds and a higher rate is charged for investments in direct investments, such as derivative instruments and exchange traded funds; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Global Perspectives Fund, including that: (a) the proposed net management fee rate for Global Perspectives Fund is above the median and the average management fee rates of the funds in Global Perspectives Fund’s proposed Selected Peer Group, and (b) the estimated net expense ratio for Global Perspectives Fund is below the median and the average expense ratios of the funds in the Fund’s Selected Peer Group; (7) the projected profitability of the Adviser when the sub-advisory fees payable by the Adviser to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other ING Funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other ING Funds; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of Global Perspectives Fund.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of Global Perspectives Fund’s proposed management fee and estimated expense ratio.

In reviewing the proposed GP Sub-Advisory Contract with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of ING IM and its sub-advisory services; (2) ING IM’s strength and reputation

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in the industry; (3) the information that had been provided by ING IM in advance of the March 6, 2013 Joint IRC meeting at which ING IM presented with respect to ING IM’s sub-advisory services; (4) the nature, extent and quality of the services to be provided by ING IM under the proposed GP Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (6) the fairness of the compensation under the GP Sub-Advisory Contract in light of the services to be provided by ING IM as Global Perspectives Fund’s Sub-Adviser; (7) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) ING IM’s financial condition; (9) the appropriateness of the selection of ING IM in light of Global Perspectives Fund’s investment objectives and prospective investor base; and (10) ING IM’s Code of Ethics, which was previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) Global Perspectives Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) Global Perspectives Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (4) the Adviser and ING IM maintain appropriate compliance programs, with this conclusion based upon the Board’s previous and ongoing review of their compliance programs. Based on these conclusions and other factors, the Board voted to approve the GP Advisory and Sub-Advisory Contracts for Global Perspectives Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN

ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

Each of the Funds included in this report: Diversified Emerging Markets Debt Fund, ING Diversified International Fund, ING Global Bond Fund, Global Perspectives Fund, ING International Small Cap Fund, ING International Value Choice Fund, ING International Value Equity Fund, ING International Value Fund, and ING Russia Fund (collectively, the “Funds”) are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for the Adviser and Sub-Advisers, which in turn would result in the automatic termination of the current advisory agreements and current sub-advisory agreements (collectively, “the Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve proposed advisory agreements and proposed sub-advisory agreements for the Funds (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by the Adviser, Sub-Advisers and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012, with the exception of Diversified Emerging Markets Debt Fund and Global Perspectives Fund. The Current Agreements for Diversified Emerging Markets Debt Fund and Global Perspectives Fund were initially approved at in-person meetings of the Board held on September 6, 2012 and March 7, 2013, respectively. During the review process that led to its approval of the Current Agreements on November 29, 2012, and on September 6, 2012 for Diversified Emerging Markets Debt Fund, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements. Board approval of the Current Agreements and Proposed Agreements for Global Perspectives Fund occurred concurrently on March 7, 2013.

On September 6, 2012, November 29, 2012, and March 7, 2013, as applicable, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Funds and their shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, ING-affiliated Sub-Advisers and their affiliates with respect to their services to the Funds. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, with the exception of Diversified Emerging Markets Debt Fund and Global Perspectives Fund, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.” A further description of the process followed by the Board with respect to its initial approval of the Current Agreements for Diversified Emerging Markets Debt Fund on September 6, 2012 and for Global Perspectives Fund on March 7, 2013, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

The Board considered the approval of the Proposed Agreements at meetings held on the following dates: (1) on January 10, 2013 for the Advisory Contracts and Sub-Advisory Contracts with the Adviser’s affiliates, other than the Contracts for Global Perspectives Fund; and (2) on March 7, 2013 for Sub-Advisory Contracts with third parties that are not affiliated with the Adviser (the “Non-Affiliated Sub-Advisory Contracts”) and for the Advisory and Sub-Advisory Contracts for Global Perspectives Fund. Therefore, in connection with its approval of the Proposed Agreements, on January 10, 2013 and, on March 7, 2013, as applicable, the Board considered its conclusions in connection with its September 6, 2012, November 29, 2012, and March 7, 2013 approvals, as applicable, of those Current Agreements that were in effect on those respective dates, or proposed to become effective in the near future in the case of Diversified Emerging Markets Debt Fund and Global Perspectives Fund, including the Board’s general satisfaction with the nature, extent and quality of services being provided or to be provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided or to be provided. Also in connection with its January 10, 2013 approvals, and March 7, 2013 approvals with respect to the contracts for Global Perspectives Fund and the Non-Affiliated Sub-Advisory Contracts, of the Proposed Agreements, the Board considered a representation made to it on those dates, as applicable, by the Adviser’s president that there were no additional developments not already disclosed to the Board since November 29, 2012, or since September 6, 2013 with respect to Diversified Emerging Markets Debt Fund, or on March 7, 2013 with respect to the contracts for Global Perspectives Fund and the Non-Affiliated Sub-Advisory Contracts, that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Funds. When making its decisions on January 10, 2013, and on March 7, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 2013 or March 2013, as applicable, and between September 2012 and January 2013 with respect to Diversified Emerging Markets Debt Fund, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. The Board conducted a similar analysis in March 2013 for Global Perspectives Fund. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Funds, including investment advisory, administrative and support services, and that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.	The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3.	The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.	The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Funds by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.	The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at the Sub-Adviser. The Board also requested and had such meetings with the Funds’ Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

6.	The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

7.	K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.	The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9.	Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.	The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Adviser following the Change of Control Events contemplated by the Separation Plan.

11.	The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

12.	The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their Adviser and Sub-Adviser currently operate,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including contractual provisions relating to fees and expenses.

13.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

14.	The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.	The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.	The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.	The Board considered the advice provided by Dechert LLP, legal counsel to the Funds and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.	The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Funds of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Funds.

19.	The Board considered peer group and benchmark investment performance comparison data relating to the Funds that was more current than related comparison data considered by it in connection with the September 6, 2012, November 29, 2012, and March 7, 2013, as applicable, approvals of the Current Agreements.

20.	The Board considered actions taken by the Adviser subsequent to the September 6, 2012 and November 29, 2012, as applicable, approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22.	The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at meetings of the Board held on

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

January 10, 2013 and on March 7, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and, as applicable, to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-UINTDIF     (0413-062113)

Semi-Annual Report

April 30, 2013

Classes A, B, C, I, O, R and W

■ ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund)

■ ING Emerging Markets Equity Fund

■ ING Global Equity Dividend Fund

■ ING Global Natural Resources Fund

■ ING Global Opportunities Fund

■ ING International Core Fund

■ ING International Growth Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	11
Statements of Assets and Liabilities	13
Statements of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	23
Notes to Financial Statements	27
Summary Portfolios of Investments	43
Shareholder Meeting Information	68
Advisory Contract Approval Discussion	69

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Financial Literacy

Dear Shareholder,

Investment professionals dedicate their careers to developing and applying financial expertise to benefit clients. Not everyone needs to understand investing at that level, but a measure of financial literacy is an important skill in the modern world. Unfortunately, financial literacy is not widespread.

I was reminded of this recently by a New York Times exposé of predatory lending practices targeted at pre- and post-retirees in financial distress. So-called "pension advance" companies lure customers with the promise of easy money, in exchange for a cut of the borrower's retirement benefits. The lenders skirt regulatory scrutiny by disguising the loans as "advances"; the lending terms are usurious, with interest rates ranging between 36% to more than 100%. In some cases, borrowers are required to take out life insurance policies that name the lender as the sole beneficiary.

The global recession and the slouching economic recovery since have put many under financial strain. For those in desperate circumstances there may be few good choices, but a measure of financial literacy might help avoid the poorest ones. Among these are surely borrowing against your retirement benefits, payday loans, refund anticipation loans and the like. Borrowing from your retirement savings account is less damaging but should only be a last resort, as you are diverting assets that otherwise could potentially compound to your future benefit.

In a recent paper for the National Bureau of Economic Research, Annamaria Lusardi at the George Washington University School of Business and Olivia S. Mitchell at the University of Pennsylvania's Wharton School, find a stark correlation between financial literacy and wealth accumulation: Those who do not plan are likely to reach retirement with half the wealth of those who do.

Many factors can affect this outcome, among them being less influenced by the choices of peers, choosing less costly investment products and services, and, as we consistently advocate, maintaining a well-diversified investment portfolio. A foundational insight of behavioral psychology is that people tend to overrate their abilities: The less they know about a subject the more their self-assessment diverges from reality. Hence, our oft-repeated advice: Before taking any action, discuss all proposed changes of your investment program thoroughly with your financial advisor.

As always, it is an honor to serve your investment needs at ING Funds. We appreciate your continued confidence in us, and look forward to serving your needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 1, 2013

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2013

The new fiscal year commenced with global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, rallying after a two-month slump that had ended in early June. Central banks from the U.S. to the U.K. to the European Central Bank ("ECB") were keeping interest rates so low that investors were ratcheting their risk exposures higher in search of return. Early in 2013 they would be joined by the Bank of Japan, as Japan's parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. For the first half of our fiscal year, the index surged 16.70%. (The MSCI World IndexSM returned 14.67% for the six-months ended April 30, 2013, measured in U.S. dollars.)

Much of the strength in global equities rested on a recovery in the euro zone after ECB President Draghi's July pronouncement, amid waves of pessimism about the euro zone's ability to survive the depredations of its weakest members, that the ECB was "ready to do whatever it takes to preserve the euro". This seemed to work and by early 2013 the financial media had stopped talking about the euro's inevitable demise. But confidence was then shaken twice. First, at the end of February, the Italian general election ended in the worst possible result: a stalemate on low turnout that signaled the rejection of reform. Next, in March, euro zone finance ministers agreed the basis of a bailout for insolvent Cyprus banks. It included a levy on all bank deposits, even insured deposits. The ministers soon backed off in the face of public outcry, but the damage was done. Final measures spared insured deposits but imposed a higher levy on uninsured deposits and came with capital controls to prevent a run on banks. In short order, a euro held in one country was different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., sentiment ebbed and flowed with economic data, which seemed to be improving but faded near the end. In particular the April employment report showed just 88,000 new jobs created in March, with the unemployment rate still stubbornly high at 7.6%. Indeed the Federal Reserve announced that it did not expect the 6.5% unemployment rate, which might presage tighter money, until 2015. Retail sales, purchasing managers' indices and durable goods orders all disappointed in April, as did the preliminary estimate of first quarter gross domestic product ("GDP"), at 2.5% annualized.

There was little cheer on the political front. While the "fiscal cliff" had been avoided on the last day of 2012, in March large, indiscriminate federal spending cuts were initiated, the creeping chill from which was being blamed for the cooling economy as the fiscal half-year ended.

There was better news from the housing market. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 9.3% year-over-year gain, the most since 2006, with reports of demand outstripping supply in formerly hard-hit regions.

In U.S. fixed income markets the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds rose by a slight 0.09% in the six months through April, with the sub-indices relating to Treasuries and mortgages recording losses and investment grade corporates showing gains, in each case less than 1%. By contrast the Barclays High Yield Bond — 2% Issuer Constrained Composite Index returned 6.28%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 14.42% in the half-year, on the last day making a new all-time closing high, having eclipsed one month earlier the long-standing peak achieved on October 9, 2007. All sectors rose, led by consumer discretionary with a gain of 19.80% and health care 19.62%, while technology 6.7% and energy 8.34% lagged the most. Operating earnings per share for S&P 500® companies had set a record in the second quarter of 2012, before falling 9% by the fourth quarter. But with two thirds of companies having reported by the end of April, earnings for the first quarter of 2013 were in line for another all-time high.

In currency markets, the dollar slipped 1.58% against the resilient euro over the six months as events described above in Italy and Cyprus did not lead to contagion. The dollar rose 3.84% against the pound. Moody's relieved the U.K. of its Aaa credit rating as the UK made little progress in reducing its budget deficit despite the regime of austerity. But the dollar climbed 22.16% over the yen due to the impending aggressive monetary easing in Japan.

In international markets, the MSCI Japan® Index exploded to the upside by 59.52% and one well-watched index of Japanese stocks scored a 13-week winning streak for the first time since 1973. Investors hoped new Prime Minister Abe's and Bank of Japan Governor Kuroda's efforts to conquer deflation and get consumers and businesses spending again, would bear fruit. It was an uphill climb as the core consumer price index was reported in April as having fallen for the fifth straight month. The MSCI Europe ex UK® Index rose 13.40%, boosted by much larger rises in non-euro Switzerland and some Nordic markets. The euro zone reported its fifth straight quarterly fall in GDP and a new record unemployment rate of 12.1%, the range gaping from 5.4% in Germany to 26.7% in Spain. The MSCI UK® Index added 13.19%, with strength in financials and staples more than offsetting weakness in mining and energy. Having grown by 0.9% in the third quarter of 2012, largely due to statistical anomalies, fourth quarter GDP fell by 0.3%. But the "triple dip" recession was avoided as this fall was reversed in the first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI All Country World (ex-US) IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM

An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® ("MSCI EAFE") Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.
S&P North American Natural Resources Sector Index

An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

3

ING EMERGING MARKETS EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

ING Emerging Markets Equity Dividend Fund ("Emerging Markets Equity Dividend" or the "Fund") seeks total return through a combination of income, capital gains and capital appreciation. The Fund is managed by Robert Davis, Nicolas Simar, and Manu Vandenbulck, Portfolio Managers of ING Investment Management Advisors B.V. ("IIMA") — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 4.75% compared to the MSCI Emerging Markets IndexSM, which returned 5.29% for the same period.

Portfolio Specifics: Emerging market ("EM") equities made gains during the reporting period. EM performance was considerably lower than that of developed markets, where U.S. and Japanese equities were particularly strong. Asia was the best performing EM region, led by The Philippines, Thailand and Indonesia. Improving macroeconomic figures reduced worries surrounding the slowdown in China, especially in the first part of the period. South Korea did less well, as its exports began to suffer competitiveness issues caused by a depreciating Japanese yen. South Korea, China and India lagged the Asia benchmark.

EM Europe was also positive thanks to a very strong Turkey. Without Turkey, however, the figures were less good as EM Eastern Europe detracted due to falling commodity prices. Russia also suffered from falling growth expectations and sentiment. EM Latin America lagged the other EM regions except Eastern Europe. Mexico was the best performing country while BRIC member Brazil was impacted by commodity related headwinds and domestic policy changes involving utility companies.

The Fund lagged its broad-based benchmark during the period. The total effect of investment decisions, which encompasses stock selection and sector allocation, was negative. (Sector allocation is mainly the result of our bottom-up investment approach.) Most detractive was the Fund's positioning in materials, followed by information technology ("IT"). Materials detracted mainly due to the Russian gold mining company, Petropavlovsk PLC, which was hurt by falling gold prices. The most significant contributor to relative results was Fund positioning in the consumer discretionary sector; one holding there, Russian media company CTC Media Inc., was the biggest contributor for the period. Positioning in telecommunication services and industrials also contributed. From a country perspective, the biggest contributor to relative results was Indonesia; detractors included Thailand, Mexico and Czech Republic.

Near the beginning of the period, on November 15, 2012, the scope of the Fund's investment universe was broadened from the Greater China region to all emerging markets. At the same time, the investment philosophy of the Fund was changed to a focus on dividends and fundamental valuation. These strategic changes necessarily entailed modifications of the investment portfolio. At the end of the period, the Fund was underweight South Africa, consistent with our cautious macroeconomic view. We moved to a more neutral positioning in China after taking profits in financial stocks that had rallied strongly. The Fund has no exposure to Mexico due to expensive valuations; cautious IT positioning largely explains the underweights of South Korea and Taiwan. We are overweight Russia because we believe dividend prospects are improving there and valuations are cheap.

Current Strategy and Outlook: The weakness in commodities and the drop in the yen are not helping emerging markets in the short term. For the longer term, we believe these markets are set to be the dominant forces for global growth. After underperforming in the last few years, we believe EM valuations have become more attractive than developed markets. We believe the stimulus across emerging markets and quantitative easing by developed central banks will benefit the asset class, and that emerging markets will outperform going forward. China is the key to catalyzing broad risk-taking among emerging market equities. At nearly 18% of the index, China matters as much to emerging markets as IT matters for the U.S. equity outlook. In our opinion, since fears of a hard landing have abated and the Chinese economy is in the midst of a recovery, EM equities ought to be well supported.

The Fund has low exposure to consumer staples because of valuation concerns and a lack of dividend opportunities. In contrast, utilities represent a large overweight that combines potential for yield and defensiveness: since demand for power and water increases as economies grow, the sector serves as a proxy for positive consumer trends. Within cyclicals we prefer industrials over IT. Energy and materials carry index-like weightings; the Fund is neutrally weighted in financials, the largest sector at approximately 25% of the Fund — but with a skew towards commercial banks and insurers and away from real estate, which mainly consists of developers.

Geographic Diversification
as of April 30, 2013
(as a percentage of net assets)

China	17.0%
South Korea	11.4%
Brazil	10.5%
Taiwan	8.5%
Russia	7.8%
South Africa	4.4%
Hong Kong	3.4%
Malaysia	3.3%
Poland	3.3%
India	0.8%
Countries between 0.9%-2.8%^	23.0%
Assets in Excess of Other Liabilities	6.6%
Net Assets	100.0%

^  Includes 16 countries, which each represents 0.9%-2.8% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of April 30, 2013
(as a percentage of net assets)

iShares MSCI India	4.7%
Gazprom OAO ADR	2.4%
Vale SA	2.0%
HTC Corp.	1.4%
Woongjin Coway Co., Ltd.	1.3%
Wynn Macau Ltd.	1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.3%
Jiangsu Expressway Co. Ltd.	1.2%
KT&G Corp.	1.2%
MediaTek, Inc.	1.2%

Portfolio holdings are subject to change daily.

*  Prior to November 15, 2012, the Fund was managed by ING Investment Management Asia Pacific (Hong Kong) Limited. Effective November 15, 2012, the Fund's name, principal investment strategies, expense structure, and primary benchmark were changed. Effective November 15, 2012, IIMA began managing the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGERS' REPORT

ING Emerging Markets Equity Fund ("Emerging Markets Equity" or the "Fund") seeks long-term capital appreciation. The Fund's assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Delaware Management Company ("Delaware") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each manages a portion ("Sleeve") of the Fund's assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr. and Anuj Arora of the Sleeve that is managed by J.P. Morgan, and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.

Performance: For the six-month period ended April 30, 2013, the Fund's Class I shares, provided a total return of 8.84%, compared to the MSCI Emerging Markets IndexSM ("MSCI EM IndexSM"), which returned 5.29% for the same period.

Portfolio Specifics: J.P. Morgan Sleeve — The Sleeve outperformed the benchmark for the six months ended April 30, 2013 by approximately 340 basis points.

From a country perspective, stock selection in China and Taiwan was the most significant contributor to performance in the six months. In China, exposure to financials was a significant driver of returns as Chinese banks returned to more normal valuations after significant de-rating. In Taiwan, holdings in the information technology sector performed strongly during the period, particularly Taiwan Semiconductor Manufacturing Corporation and TPK Holding Co.

The Sleeve's underweight positions in the Philippines and Indonesia detracted from returns during the period. The Philippines and Indonesia benefitted significantly from the defensive rally over the six months. However, both countries look expensive from a valuation perspective, and we maintain underweight positions.

Delaware Sleeve — The Sleeve outperformed the benchmark by approximately 351 basis points.

From a country perspective, the Sleeve's holdings of a small number of U.S.-based companies with significant businesses in emerging markets, South Korea, and Brazil contributed to performance while holdings in Taiwan, India, and Indonesia detracted from performance. The Sleeve's holdings in the consumer staples and telecommunication services sectors contributed to performance while the Sleeve's holdings in the financials and energy sectors detracted from performance.

The biggest contributor to performance at the security level was Avon Products. Avon shares have continued to rebound after reporting better than expected first quarter 2013 earnings and additional progress in their restructuring efforts. The biggest detractor from performance at the security level was Homex. Shares of Homex were weak after the company reported poor first quarter results and the general negative sentiment that exists toward the sector as a whole.

Current Strategy & Outlook: J.P. Morgan Sleeve — While we continue to make a positive case for emerging market equities on a one-year basis, we are not expecting a sustained rally until we see evidence that the downward trend in earnings revisions has ended. Recent transactions include increasing positions in China. China and Turkey remain the Fund's two largest country overweights. Certain positions in Thailand were sold, increasing the underweight in the Association of Southeast Asian Nations region as valuations appear extremely stretched. The Fund retains its long-standing preference for energy over materials as materials comprise the largest sector underweight.

Delaware Sleeve — Overall, our positioning remains largely unchanged. Our largest country overweights remain in U.S.-based companies with significant businesses in emerging markets, South Korea, and Brazil. Our largest country underweights are Taiwan, China and South Africa. Our largest sector overweights continue to be in the more traditionally defensive consumer staples and telecommunications sectors. We remain underweight in the financials and in the utilities sectors. We remind investors, though, that our country and sector weightings are a function of our bottom-up, security-by-security, fundamental research.

We believe that the backdrop for emerging markets has turned more positive due to announcements by key central banks that they will continue and, in some cases, accelerate the level of quantitative easing over the rest of the year. In our opinion, the ample global liquidity should be supportive of risk assets such as emerging markets equities.

We believe that the current market environment is well-suited to our bottom-up stock selection process as only those companies that can demonstrate earnings growth are likely to outperform over the next several quarters. Therefore, we seek to remain disciplined in implementing our investment process. We will pursue companies that we believe have strong franchise sustainability with long-term earnings power, and that are trading at significant discounts to our estimates of intrinsic value.

Geographic Diversification
as of April 30, 2013
(as a percentage of net assets)

China	19.7%
South Korea	17.2%
Brazil	14.7%
Taiwan	8.5%
Russia	8.0%
India	6.5%
South Africa	4.9%
Mexico	4.5%
Turkey	3.9%
United States	3.1%
Countries between 0.1%-2.1%^	7.6%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 12 countries, which each represents 0.1%-2.1% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of April 30, 2013
(as a percentage of net assets)

Samsung Electronics Co., Ltd. GDR	2.9%
Samsung Electronics Co., Ltd.	2.7%
Industrial and Commercial Bank of China Ltd.	2.1%
Lukoil OAO ADR	1.9%
Avon Products, Inc.	1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.9%
China Construction Bank	1.8%
Itau Unibanco Holding S.A. ADR	1.8%
Sberbank of Russia ADR	1.8%
Petroleo Brasileiro SA ADR	1.4%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING GLOBAL EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

ING Global Equity Dividend Fund ("Global Equity Dividend" or the "Fund") seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Bruno Springael and Herman Klein, Portfolio Managers of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 13.38%, compared to the MSCI World IndexSM, which returned 14.67% for the same period.

Portfolio Specifics: The Fund lagged the MSCI World IndexSM during the period. The Fund's underperformance was mainly due to our value style bias within cyclical sectors, which caused a negative stock selection effect. Positive stock selection, particularly within the information technology ("IT") sector, was offset by negative selection effects in the industrials, materials and consumer discretionary sectors. Sector positioning is a consequence of our bottom-up investment process, and had only a slight, negative impact on Fund performance. The Fund gained from its underweight of IT stocks and overweights of healthcare and industrials. Those benefits were erased, however by the drag on relative results from an overweight in materials and from underweights in consumer staples and financials.

The top active contributors were the IT companies Apple Inc. (underweight) and Hewlett Packard Co. (overweight). The largest detractors were the commodity related stocks ArcelorMittal S.A., Barrick Gold Corp. and Freeport-McMoRan Copper & Gold Inc. At the beginning of the period we sold Carnival PLC and introduced Coach Inc. While acknowledging Carnival's potential to improve shareholder returns, we decided to exit the stock after the recent run, as it no longer traded cheaply on most metrics and the expected recovery in yields and pricing seemed widely anticipated. We decided to introduce Coach as we believe that the worst fears regarding competition and margin pressure are overdone. Moreover, we believe the stock also has nice long-term growth prospects via its build-up of men's wear and its China presence focused on upper-middle class consumers. We see Coach as an opportunity that potentially combines growth with strong cash generation.

Elsewhere in consumer discretionary, we exited Accor S.A. and introduced the U.S. department store chain Macy's Inc., which in our view is relatively attractively valued and should benefit from increased consumer confidence. We switched from PepsiCo Inc. to Coca-Cola Enterprises Inc. within consumer staples as the valuation spread had narrowed. In the energy sector we exited Arch Coal Inc., and introduced ENI S.p.A. and Cenovus Energy Inc. Amcor Ltd. was sold after a tremendous rally and we decided to switch from BHP Billiton Ltd. to Rio Tinto PLC as we believe the latter has more potential to increase shareholder returns in coming years. We added Boeing Co. to the portfolio, one of the few laggards in its space, at the expense of other industrials. We also added Public Service Enterprise Group Inc., which is an attractively valued U.S. utility. Finally, we introduced Apple into the portfolio as the sharp price correction in the market lifted its dividend yield high enough for consideration in our Portfolio. Our main sector overweights at the end of the period were in utilities and healthcare, while consumer staples remained our largest underweight.

Current Strategy and Outlook: We remain positive about the prospects for equities. Thanks to generally accommodative central bank policy stances and lower euro zone risks, we believe markets seem more willing to look beyond the uncertainties related to the U.S. debt ceiling and budget negotiations, and the challenges in peripheral Europe. There are three key factors that underpin our positive stance. First, we believe the moderate uptrend in economic data will continue with regional differences: we expect strengthening in the U.S. and Chinese economies, "Abenomics" to spur growth in Japan and other countries to follow. Second, we believe earnings trends are improving: for the first quarter of 2013, about 70% of U.S. companies beat earnings expectations. Global earnings momentum is still slightly negative but hides big regional differences — strongly positive in Japan, it's weak in Europe and emerging markets. Our third key factor is equity valuations, which though close to their historical averages, look attractive compared to other asset classes. A significant number of companies across the globe are in excellent shape, have strongly deleveraged and are cash-rich. In our view, these companies' relatively low pay-outs offer sustainable dividends with potential room for growth going forward.

Geographic Diversification
as of April 30, 2013
(as a percentage of net assets)

United States	43.1%
United Kingdom	10.0%
Japan	9.3%
France	7.1%
Canada	5.0%
Switzerland	4.6%
Germany	4.4%
Netherlands	3.0%
Singapore	2.2%
Italy	1.9%
Countries between 0.6%-1.7%^	7.0%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 6 countries, which each represents 0.6%-1.7% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of April 30, 2013
(as a percentage of net assets)

Microsoft Corp.	1.6%
Novartis AG	1.6%
Occidental Petroleum Corp.	1.5%
Metlife, Inc.	1.5%
General Electric Co.	1.5%
Royal Dutch Shell PLC	1.5%
Eli Lilly & Co.	1.5%
ExxonMobil Corp.	1.5%
Freeport-McMoRan Copper & Gold, Inc.	1.3%
ArcelorMittal	1.3%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING GLOBAL NATURAL RESOURCES FUND

PORTFOLIO MANAGERS' REPORT

ING Global Natural Resources Fund ("Global Natural Resources" or the "Fund") seeks to attain long-term capital appreciation. The Fund is managed by Joseph Bassett, CFA, John Bailey and Jamie Swain, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 0.48% compared to the S&P North American Natural Resources Sector Index which returned 2.40% for the same period.

Portfolio Specifics: The materials sector as measured by the S&P North American Natural Resources Sector Index broadly declined during the reporting period, due largely to a sharp decline in metals prices; gold in particular. In contrast, the energy sector posted a modest gain, led by oil and gas refining and marketing. Coal and consumable fuels, on the other hand, declined in value. The Fund lagged its benchmark for the reporting period, mainly due to sector allocation. An underweight position in energy and an overweight position in a weak performing materials sector detracted the most from performance. Security selection within coal and consumable fuels accounted for the lion's share of the underperformance in energy. Not owning Marathon Petroleum Corp., a petroleum refinery company, detracted value. Its shares rallied after the company reported another quarter of strong earnings results and announced a $2.0 billion share repurchase program. An overweight position in Freeport-McMoRan Copper & Gold Inc., a diversified metals and mining company, underperformed on the acquisition of oil and gas companies, McMoRan Exploration Co. and Plains Exploration & Production Co. Related party transaction concerns were a disappointing shift in strategy for what was believed to be a unique diversified copper and gold mining company with above average growth and attractive yield.

Conversely, our overweight position in Halliburton Co., an oil services company, was the largest individual contributor to performance. Halliburton benefited from improving margins in North America due to operational efficiencies, favorable product mix and a stable, oil-oriented customer base. Within materials, not owning Yamana Gold Inc. or Silver Wheaton Corp. also contributed to performance. Both companies reported first quarter 2013 earnings results that were below consensus expectations.

Current Strategy and Outlook: Despite concerns over sustained global economic growth, oil prices recovered modestly from their relatively weak levels of summer 2012. Natural gas markets showed continued strength amid signs of supply correction and seasonal demand. Metals prices remain challenged by recent strength in the U.S. dollar and concerns over Chinese economic growth. We expect stabilization of commodity prices in the coming quarters and see attractive valuations for certain segments of the energy and materials sectors. In our opinion, the Fund's portfolio remains well diversified across different industries and continues to favor well-capitalized stocks with potential unrecognized value.

Geographic Diversification
as of April 30, 2013
(as a percentage of net assets)

United States	82.6%
Canada	10.9%
United Kingdom	1.5%
France	1.1%
Netherlands	1.0%
Norway	1.0%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of April 30, 2013*
(as a percentage of net assets)

ExxonMobil Corp.	9.1%
Chevron Corp.	9.0%
Schlumberger Ltd.	6.9%
Occidental Petroleum Corp.	6.0%
Anadarko Petroleum Corp.	4.0%
Halliburton Co.	3.8%
EOG Resources, Inc.	3.2%
Suncor Energy, Inc.	2.2%
GoldCorp, Inc.	2.1%
Freeport-McMoRan Copper & Gold, Inc.	2.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

ING GLOBAL OPPORTUNITIES FUND

PORTFOLIO MANAGERS' REPORT

ING Global Opportunities Fund ("Global Opportunities" or the "Fund") seeks long-term growth of capital. The Fund is managed by Huub van der Riet, Dirk-Jan Verzuu and Alex van der Laan, CFA, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 10.12% compared to the MSCI All Country World IndexSM ("MSCI ACWISM"), which returned 13.46% for the same period.

Portfolio Specifics: For the reporting period, our global thematic investment strategy made positive absolute gains but underperformed the MSCI All Country World Index. Looking at our seven main investment themes, the main negative impacts came from "Social and Political Change," where exposure to the gold producers was the main detractor; "Economic Growth," where falling commodity prices were a major headwind; and finally, "Digital Revolution," where the postponement of information technology ("IT") spending by corporate firms and governments is having an impact across the sector. On the positive side, our "Shifts in Demography" theme strongly contributed, driven mainly by our exposure to U.S. biotechnology within our "Graying Population" sub-theme. This sub-theme is proving popular in 2013 as investors search for U.S. growth opportunities.

We exited Microsoft Corp., one of the long-running holdings within our "Digitization" sub-theme. Within our "Shifts in Demography" theme we added drug makers such as Astellas Pharma Inc. Astellas Pharma is a large Japanese pharmaceutical company. Its major products are in urology and transplant. Several new products were approved recently in urology/cancer and anti-infectives. Astellas is also a licensing partner for pharmaceutical companies like Pfizer and UCB in Japan.

In our "Economic Growth" theme we added The Boeing Company. Boeing's valuation became attractive following the well-publicized issues surrounding the roll out of its "Dreamliner" aircraft. The company has a strong order book and industry trends are supportive, especially with growing revenues from emerging markets. In our "Infrastructure and Urbanization" sub-theme, several Chinese power equipment companies were removed from the portfolio after a strong rebound. As a result of all the changes during the period, we increased the weighting of our "Shifts in Demography" theme at the expense of "Digital Revolution" and "Change in Consumer Behavior." We believe the Fund remains well-diversified across all our themes.

Among the best contributors at the stock level were several U.S.-based companies such as the biotechnology firm Celgene Corp., U.S. cloud computing specialist NetApp Inc., aircraft manufacturer Boeing Co. and food manufacturer Mead Johnson & Co. The worst detractors during the period were the gold producers Barrick Gold Corp. and Goldcorp Inc.; and also the Dutch postal operator PostNL N.V.

Current Strategy and Outlook: The current sentiment in the global equity markets is a story of two tales: positive sentiment in the United States and Japan, based on massive quantitative easing; and negative sentiment in emerging markets, based on a slowdown in growth and increasing imbalances in a number of countries. While it is far from certain that the U.S. and Japan can inflate themselves out of their problems, the willingness of the U.S. Federal Reserve and the Bank of Japan to provide liquidity is a major, short-term positive for their equity markets. The longer-term impact, however, is more difficult to forecast. In the meantime, investors seem to be moving funds away from emerging markets towards the U.S. and Japan.

While we are not blind to the recovery in the U.S. and Japan, we are not convinced that the underlying fundamentals in emerging markets have changed that dramatically. Data points in emerging markets we encounter still point to a gradual gain in relative wealth for emerging market consumers in general, increasing demand for potash, fertilizer and seeds to increase farmland productivity and selective investments in infrastructure in a number of Association of Southeast Asian Nations countries. We realize ourselves that top-line growth in a number of emerging markets is coming down from historically high levels, albeit still at a higher level than in developed markets. Yet we are also aware that the nature of this growth is changing in a number of dominant countries, from export led to consumption led. In our view, the market does not make that same distinction currently.

We continue to see a divergence between the emerging and the developed market economies. We believe developed market economies are unfortunately set for a long period of austerity in any scenario as the huge government debts have to be reduced. The conviction in our "Economic Growth" theme therefore remains high. At the same time, our conviction in the "Graying Population" sub theme within the "Shifts in Demography" main theme is increasing. At this moment in time we see the "Graying Population" coming closer while a number of healthcare companies are at the start of their own new cycle. We believe we are at a cross-road of two important secular trends that are reinforcing each other, and we are therefore becoming positive on this theme.

Geographic Diversification
as of April 30, 2013
(as a percentage of net assets)

United States	36.2%
United Kingdom	10.1%
China	6.2%
Switzerland	5.5%
Japan	5.4%
Canada	5.3%
Netherlands	4.3%
Germany	3.3%
India	3.1%
France	2.8%
Countries between 0.2%-2.7%^	15.0%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

*  Includes short-term investments and Exchange-Traded Funds.

^  Includes 16 countries, which each represents 0.2%-2.7% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of April 30, 2013*
(as a percentage of net assets)

Novartis AG	2.7%
Amgen, Inc.	2.4%
Mead Johnson Nutrition Co.	2.2%
Yum! Brands, Inc.	2.1%
Imperial Tobacco Group PLC	2.0%
Boeing Co.	1.8%
HSBC Holdings PLC	1.8%
Google, Inc. - Class A	1.6%
SPDR S&P Biotech ETF	1.5%
Samsung Electronics Co., Ltd.	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

ING INTERNATIONAL CORE FUND

PORTFOLIO MANAGERS' REPORT

ING International Core Fund ("International Core" or the "Fund") seeks long-term growth of capital. The Fund's assets are managed by two sub-advisers — Wellington Management Company, LLP ("Wellington") and Thornburg Investment Management, Inc. ("Thornburg") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each manages a portion ("Sleeve") of the Fund's assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their Sleeve: William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Portfolio Managers of the Sleeve that is managed by Thornburg, and Nicolas M. Choumenkovitch, and Tara Connolly Stilwell, CFA, all Portfolio Managers of the Sleeve that is managed by Wellington.

Performance: For the six-month period ended April 30, 2013, the Fund's Class I shares, provided a total return of 11.68% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US)IndexSM ("MSCI ACWI ex-USSM"), which returned 16.90% and 12.78%, respectively, for the same period.

Portfolio Specifics: Wellington Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM by approximately 31 basis points net of fees, but outperformed the benchmark on a gross of fees basis. The Sleeve's outperformance versus its benchmark was due to strong allocation among sectors, a residual of the bottom-up stock selection process. The Sleeve's underweight to the materials, energy, and telecommunication services sectors contributed to relative performance. The Sleeve's positive security selection within the materials, industrials, and information technology sectors was not enough to offset negative selection within the financials, consumer staples and energy sectors. A frictional cash position in an upward trending market also weighed on returns. From a regional perspective, security selection was strongest within the emerging markets and developed North America but weakest in Japan and the U.K. An underweight allocation to emerging Markets as well as an overweight to Europe (ex. U.K.) aided relative results, although an underweight to Pacific Developed (ex. Japan) markets detracted.

Top contributors to relative performance included Switzerland-based global healthcare company Roche Holding, Japan-based bank MUFG, and Japan-based advanced electronic products manufacturer Toshiba. Top detractors from relative performance included Daito Trust, a Japan-based developer of condominiums and apartment buildings, France-based multinational steel manufacturing corporation ArcelorMittal, and UK based natural gas and oil exploration company BG Group. We eliminated our position in ArcelorMittal during the period.

Thornburg Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM by approximately 213 basis points. The Sleeve's underperformance was driven by negative stock selection in the consumer discretionary, healthcare, and information technology sectors while a favorable underweight allocation and stock selection in materials contributed positively to relative performance. From a geographic perspective, the underweight allocation in Japan detracted from relative performance, offset by the positive effect of the Sleeve's relative underweight to emerging markets.

Top individual contributors to performance for the period were Mitsubishi UFJ Financial Group, Toyota Motor Corporation, and Komatsu Ltd. Primary detractors to performance included Baidu Inc, Teck Resources, and CNOOC Ltd.

Current Strategy and Outlook: Wellington Sleeve — At a macro level, we continue to see signs of economic improvement in the developed world, which we expect to remain in a low growth environment and with low interest rates for a while longer. We believe this low growth environment could drive consolidation, and we are working to identify companies with the potential to surprise on the upside and where we see the potential for better capital discipline and improved industry structure.

The Sleeve ended the period with overweight exposures to industrials, utilities, and healthcare stocks. We were most underweight the energy, materials, and telecommunication services sectors at the end of the period.

Thornburg Sleeve — While the European Central Bank's accommodative policies have helped stabilize the sovereign debt situation, there are signs of growing austerity fatigue in the periphery and bailout fatigue in the core (Italian elections, botched Cyprus bail out). Though bank capital is improving in aggregate, we believe lending stagnation and austerity measures in Southern Europe will likely remain negative influences on European growth for some time to come. In China, though the leadership transition has been smooth, there is still uncertainty about whether the new government will be effective in rebalancing the economy. In Japan, as the new Bank of Japan governor Haruhiko Kuroda takes over, we will all learn if the new monetary policies will deliver the needed boost for growth. Against this backdrop of abundant liquidity near term and structural challenges in the medium term, we believe our philosophy of owning good businesses balanced between basic value companies, consistent earners and emerging franchises will allow us to successfully navigate the uncertain road ahead.

Geographic Diversification
as of April 30, 2013
(as a percentage of net assets)

United Kingdom	17.8%
Japan	16.4%
France	10.8%
Switzerland	8.6%
Germany	6.3%
Canada	5.4%
China	5.3%
Hong Kong	3.3%
Brazil	2.5%
Italy	2.3%
Countries between 0.1%-2.2%^	18.0%
Assets in Excess of Other Liabilities*	3.3%
Net Assets	100.0%

*  Includes short-term investments and Exchange-Traded Funds.

^  Includes 24 countries, which each represents 0.1%-2.2% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of April 30, 2013*
(as a percentage of net assets)

Roche Holding AG - Genusschein	3.1%
Mitsubishi UFJ Financial Group, Inc.	2.7%
Air Liquide	2.2%
AIA Group Ltd.	1.8%
Canadian National Railway Co.	1.8%
Rolls-Royce Holdings PLC	1.7%
Anheuser-Busch InBev Worldwide, Inc.	1.6%
Snam Rete Gas S.p.A.	1.3%
Julius Baer Group Ltd.	1.3%
Toyota Motor Corp.	1.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

ING INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGERS' REPORT

ING International Growth Fund ("International Growth" or the "Fund") seeks long-term growth of capital. The Fund's assets are managed by two sub-advisers — Baillie Gifford Overseas Limited ("Baillie Gifford") and T. Rowe Price Associates, Inc. ("TRPA") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each manages a portion ("Sleeve") of the Fund's assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Joe Faraday, CFA, and Paul Faulkner, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford, and Robert W. Smith, Chairman and Portfolio Manager of the Sleeve that is managed by TRPA.

Performance: For the six-month period ended April 30, 2013, the Fund's Class I shares, provided a total return of 13.19% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US)IndexSM ("MSCI ACWI ex-USSM"), which returned 16.90% and 12.78%, respectively, for the same period.

Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve underperformed the MSCI EAFE® Index for the six months ended April 30, 2013 by approximately 189 basis points. Underperformance was a result of adverse stock selection in technology, healthcare and both consumer sectors. A main detractor from relative performance was Li & Fung, the Hong Kong based supply chain management business which provides its outsourcing services to a number of international apparel and other consumer goods companies. It has reported some lackluster end demand and a reminder that, despite improving stock markets, many consumer-facing businesses still face headwinds. Other detractors included Wood Group (John) the U.K. headquartered energy services company and Cochlear the Australian manufacturer of hearing implants. Additionally, the headwinds of the Sleeve's allocation to emerging markets in a period of relative weakness compared to developed markets weighed on performance.

On a positive note, the Australian online recruitment company Seek reminded everyone of its attractions, delivering some impressive operating results and exhibiting its increasing market dominance by raising advertising prices even in a difficult local employment market.

TRPA Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM for the six months ended April 30, 2013 by approximately 248 basis points. The financials sector drove relative underperformance due to stock selection and an underweight to one of the top-performing sectors in the benchmark. Our positions in Sony Financial Holding and Kerry Properties weighed on returns. The consumer discretionary sector also hurt relative results, driven by our holding in Hyundai Mobis. Conversely, stock selection in telecommunication services boosted relative results.

On a regional basis, stock selection in Japan detracted the most. Stock selection in developed Europe added the most relative value during the period.

Current Strategy and Outlook: Baillie Gifford Sleeve — We remain strong believers in the power of compound growth. We believe the best way for long term savers to exploit this is via the unique exposure to real productive assets offered by global stock markets. Owing to the broad collection of growth businesses available, we think international stock markets will offer an array of exciting opportunities over the coming decade or more. We also hope and expect that we can add value after fees by selecting a relatively small number of terrific businesses and holding them for a long time. We therefore remain unapologetically optimistic on the long term outlook for international equity markets and for the Sleeve in particular.

TRPA Sleeve — As we have said in the past, we believe the economic situation in Europe will continue to be a bumpy ride, and we expect markets will go through periods of both optimism and disappointment as individual crises surface and recede throughout the region. In Japan, the prospects for growth have improved as a result of unprecedented actions to stimulate growth and inflation, and the Japanese equity market has responded in dramatic fashion. Emerging markets underperformed developed markets this quarter and have consistently underperformed over the past several years. Given the underperformance, we believe valuations remain attractive more broadly speaking, and over the long term we continue to believe emerging markets have better growth opportunities and an attractive risk/reward profile.

Geographic Diversification
as of April 30, 2013
(as a percentage of net assets)

United Kingdom	18.7%
Japan	14.0%
Switzerland	10.7%
Australia	6.8%
Sweden	5.7%
China	4.7%
Hong Kong	3.8%
France	3.6%
Denmark	3.3%
Germany	3.0%
Countries between 0.1%-2.5%^	23.4%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 23 countries, which each represents 0.1%-2.5% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of April 30, 2013
(as a percentage of net assets)

Roche Holding AG - Genusschein	2.2%
Nestle S.A.	2.0%
Svenska Handelsbanken AB	1.7%
Carlsberg A/S	1.6%
BG Group PLC	1.6%
Mitsui Sumitomo Insurance Group Holdings, Inc.	1.5%
Standard Chartered PLC	1.3%
Cochlear Ltd.	1.2%
Atlas Copco AB - Class B	1.2%
BHP Billiton PLC	1.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013. Each Fund's expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Emerging Markets Equity Dividend Fund	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Year Ended April 30, 2013*	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Year Ended April 30, 2013*
Class A	$1,000.00	$1,047.50	1.73%	$8.78	$1,000.00	$1,016.22	1.73%	$8.65
Class B	1,000.00	1,043.50	2.48	12.57	1,000.00	1,012.50	2.48	12.37
Class C	1,000.00	1,043.70	2.48	12.57	1,000.00	1,012.50	2.48	12.37
Class I	1,000.00	1,049.20	1.47	7.47	1,000.00	1,017.50	1.47	7.35
Class O	1,000.00	1,048.00	1.73	8.78	1,000.00	1,016.22	1.73	8.65
Class W	1,000.00	1,049.40	1.48	7.52	1,000.00	1,017.46	1.48	7.40

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Emerging Markets Equity Fund	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Year Ended April 30, 2013*	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Year Ended April 30, 2013*
Class A	$1,000.00	$1,087.10	1.56%	$8.07	$1,000.00	$1,017.06	1.56%	$7.80
Class B	1,000.00	1,082.40	2.31	11.93	1,000.00	1,013.34	2.31	11.53
Class C	1,000.00	1,082.40	2.31	11.93	1,000.00	1,013.34	2.31	11.53
Class I	1,000.00	1,088.40	1.25	6.47	1,000.00	1,018.60	1.25	6.26
Class R	1,000.00	1,085.00	1.81	9.36	1,000.00	1,015.82	1.81	9.05
Class W	1,000.00	1,088.50	1.31	6.78	1,000.00	1,018.30	1.31	6.56
ING Global Equity Dividend Fund
Class A	$1,000.00	$1,133.80	1.37%	$7.25	$1,000.00	$1,018.00	1.37%	$6.85
Class B	1,000.00	1,129.80	2.12	11.20	1,000.00	1,014.28	2.12	10.59
Class C	1,000.00	1,129.70	2.12	11.19	1,000.00	1,014.28	2.12	10.59
Class I	1,000.00	1,136.10	0.95	5.03	1,000.00	1,020.08	0.95	4.76
Class O	1,000.00	1,133.20	1.37	7.25	1,000.00	1,018.00	1.37	6.85
Class W	1,000.00	1,134.90	1.12	5.93	1,000.00	1,019.24	1.12	5.61
ING Global Natural Resources Fund
Class A	$1,000.00	$1,004.80	1.57%	$7.80	$1,000.00	$1,017.01	1.57%	$7.85
Class I	1,000.00	1,006.20	1.22	6.07	1,000.00	1,018.74	1.22	6.11
Class W	1,000.00	1,006.40	1.32	6.57	1,000.00	1,018.25	1.32	6.61
ING Global Opportunities Fund
Class A	$1,000.00	$1,101.20	1.39%	$7.24	$1,000.00	$1,017.90	1.39%	$6.95
Class B	1,000.00	1,096.60	2.14	11.12	1,000.00	1,014.18	2.14	10.69
Class C	1,000.00	1,096.60	2.14	11.12	1,000.00	1,014.18	2.14	10.69
Class I	1,000.00	1,103.00	1.05	5.48	1,000.00	1,019.59	1.05	5.26
Class W	1,000.00	1,101.70	1.14	5.94	1,000.00	1,019.14	1.14	5.71
ING International Core Fund
Class I	$1,000.00	$1,116.80	0.93%	$4.88	$1,000.00	$1,020.18	0.93%	$4.66
Class W	1,000.00	1,115.80	0.93	4.88	1,000.00	1,020.13	0.93	4.66
ING International Growth Fund
Class I	$1,000.00	$1,131.90	0.99%	$5.23	$1,000.00	$1,019.89	0.99%	$4.96

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

	ING Emerging Markets Equity Dividend Fund	ING Emerging Markets Equity Fund	ING Global Equity Dividend Fund	ING Global Natural Resources Fund
ASSETS:
Investments in securities at fair value+*	$27,143,240	$236,522,917	$69,935,162	$86,355,643
Short-term investments at fair value**	—	6,565,011	536,278	1,916,000
Total Investments at fair value	$27,143,240	$243,087,928	$70,471,440	$88,271,643
Cash	374,956	3,412,082	1,251,202	836
Foreign currencies at value***	167,319	516,294	58,000	28,854
Receivables:
Investment securities sold	7,360	1,214,828	400,151	656,479
Fund shares sold	200,048	738,193	56,859	88,483
Dividends	89,821	380,569	171,482	23,161
Foreign tax reclaims	—	—	65,275	—
Prepaid expenses	40,143	41,550	31,002	21,478
Reimbursement due from manager	11,583	—	3,375	—
Total assets	28,034,470	249,391,444	72,508,786	89,090,934
LIABILITIES:
Payable for investment securities purchased	—	1,229,229	5,720	853,874
Payable for fund shares redeemed	222,928	1,166,750	121,481	50,896
Payable upon receipt of securities loaned	—	6,565,011	536,278	—
Payable for investment management fees	22,459	222,348	40,542	64,223
Payable for administrative fees	2,246	19,189	5,792	7,193
Payable for distribution and shareholder service fees	7,867	16,653	27,748	17,090
Payable for trustee fees	145	1,181	351	458
Other accrued expenses and liabilities	101,288	119,512	97,755	86,345
Total liabilities	356,933	9,339,873	835,667	1,080,079
NET ASSETS	$27,677,537	$240,051,571	$71,673,119	$88,010,855
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$24,586,750	$289,047,624	$143,870,352	$95,547,187
Undistributed (distributions in excess of) net investment income	78,807	304,059	220,479	(11,752)
Accumulated net realized gain (loss)	2,075,693	(65,646,228)	(80,792,890)	(19,170,272)
Net unrealized appreciation	936,287	16,346,116	8,375,178	11,645,692
NET ASSETS	$27,677,537	$240,051,571	$71,673,119	$88,010,855
+ Including securities loaned at value	$—	$6,394,524	$514,782	$—
* Cost of investments in securities	$26,208,689	$220,182,536	$61,557,412	$74,710,394
** Cost of short-term investments	$—	$6,565,011	$536,278	$1,916,000
*** Cost of foreign currencies	$166,234	$513,317	$57,968	$28,411

See Accompanying Notes to Financial Statements
13

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	ING Emerging Markets Equity Dividend Fund	ING Emerging Markets Equity Fund	ING Global Equity Dividend Fund	ING Global Natural Resources Fund
Class A:
Net assets	$17,602,215	$44,931,552	$29,766,975	$83,942,710
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,145,712	3,899,610	2,471,100	9,396,520
Net asset value and redemption price per share	$15.36	$11.52	$12.05	$8.93
Maximum offering price per share (5.75%)(1)	$16.30	$12.22	$12.79	$9.47
Class B:
Net assets	$1,307,632	$966,967	$3,462,463	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$—	$—	n/a
Shares outstanding	86,598	84,430	288,087	n/a
Net asset value and redemption price per share	$15.10	$11.45	$12.02	n/a
Class C:
Net assets	$2,950,462	$8,419,168	$19,556,350	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$—	$—	n/a
Shares outstanding	195,503	735,003	1,633,489	n/a
Net asset value and redemption price per share	$15.09	$11.45	$11.97	n/a
Class I:
Net assets	$1,489,656	$173,984,795	$2,938,620	$3,186,198
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	96,609	15,054,733	243,594	354,782
Net asset value and redemption price per share	$15.42	$11.56	$12.06	$8.98
Class O:
Net assets	$4,308,485	n/a	$14,805,618	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	282,883	n/a	1,231,563	n/a
Net asset value and redemption price per share	$15.23	n/a	$12.02	n/a
Class R:
Net assets	n/a	$3,454	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	300	n/a	n/a
Net asset value and redemption price per share	n/a	$11.51	n/a	n/a
Class W:
Net assets	$19,087	$11,745,635	$1,143,093	$881,947
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,240	1,017,241	86,321	77,916
Net asset value and redemption price per share	$15.39	$11.55	$13.24	$11.32

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
14

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

	ING Global Opportunities Fund	ING International Core Fund	ING International Growth Fund
ASSETS:
Investments in securities at fair value+*	$43,547,413	$469,005,452	$168,439,236
Short-term investments at fair value**	1,414,713	17,367,719	6,402,732
Total Investments at fair value	$44,962,126	$486,373,171	$174,841,968
Cash	426,127	69,824	3,096,486
Foreign currencies at value***	77,259	681,774	256,494
Receivables:
Investment securities sold	172,866	1,195,924	750,319
Fund shares sold	1,170	459,453	10,220
Dividends	123,479	1,532,640	450,543
Foreign tax reclaims	64,435	559,456	219,498
Unrealized appreciation on forward foreign currency contracts	—	825,167	385
Prepaid expenses	21,514	1,799	735
Reimbursement due from manager	17,287	—	—
Total assets	45,866,263	491,699,208	179,626,648
LIABILITIES:
Payable for investment securities purchased	698	4,745,330	530,409
Payable for fund shares redeemed	124,685	3,054,738	1,539,925
Payable upon receipt of securities loaned	1,414,713	—	4,856,762
Unrealized depreciation on forward foreign currency contracts	—	519,818	—
Payable for investment management fees	32,348	289,825	104,198
Payable for administrative fees	3,594	38,483	13,882
Payable for distribution and shareholder service fees	20,688	—	—
Payable for trustee fees	231	2,132	827
Other accrued expenses and liabilities	135,653	39,007	92,142
Total liabilities	1,732,610	8,689,333	7,138,145
NET ASSETS	$44,133,653	$483,009,875	$172,488,503
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$146,403,745	$458,337,720	$156,149,321
Undistributed (distributions in excess of) net investment income	(48,899)	2,127,000	915,229
Accumulated net realized loss	(109,094,307)	(23,533,461)	(9,331,684)
Net unrealized appreciation	6,873,114	46,078,616	24,755,637
NET ASSETS	$44,133,653	$483,009,875	$172,488,503
+ Including securities loaned at value	$1,354,121	$—	$4,618,273
* Cost of investments in securities	$36,672,888	$423,226,471	$143,676,813
** Cost of short-term investments	$1,414,713	$17,367,719	$6,402,732
*** Cost of foreign currencies	$76,385	$681,773	$255,686

See Accompanying Notes to Financial Statements
15

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	ING Global Opportunities Fund	ING International Core Fund	ING International Growth Fund
Class A:
Net assets	$21,622,167	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,422,764	n/a	n/a
Net asset value and redemption price per share	$15.20	n/a	n/a
Maximum offering price per share (5.75%)(1)	$16.13	n/a	n/a
Class B:
Net assets	$2,186,790	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	151,646	n/a	n/a
Net asset value and redemption price per share	$14.42	n/a	n/a
Class C:
Net assets	$17,755,788	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,231,059	n/a	n/a
Net asset value and redemption price per share	$14.42	n/a	n/a
Class I:
Net assets	$2,493,943	$473,855,191	$172,488,503
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	160,113	46,015,881	15,692,179
Net asset value and redemption price per share	$15.58	$10.30	$10.99
Class W:
Net assets	$74,965	$9,154,684	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	4,493	889,357	n/a
Net asset value and redemption price per share	$16.68	$10.29	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
16

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

	ING Emerging Markets Equity Dividend Fund	ING Emerging Markets Equity Fund	ING Global Equity Dividend Fund	ING Global Natural Resources Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$343,195	$1,871,155	$1,099,638	$752,863
Interest	—	—	30	—
Securities lending income, net	—	32,724	9,167	—
Total investment income	343,195	1,903,879	1,108,835	752,863
EXPENSES:
Investment management fees	146,005	1,171,582	243,902	402,302
Distribution and shareholder service fees:
Class A	22,791	64,205	36,347	107,530
Class B	6,941	5,436	18,261	—
Class C	15,287	43,160	95,172	—
Class O	5,402	—	17,484	—
Class R	—	7	—	—
Transfer agent fees:
Class A	15,696	45,515	25,549	73,531
Class B	1,192	962	3,262	—
Class C	2,649	7,716	16,624	—
Class I	1,540	3,507	14	1,314
Class O	3,742	—	12,182	—
Class R	—	3	—	—
Class W	18	7,069	984	828
Administrative service fees	14,433	117,157	34,843	45,375
Shareholder reporting expense	11,610	14,045	11,591	22,526
Registration fees	37,894	48,539	37,427	22,036
Professional fees	11,084	33,447	6,403	13,109
Custody and accounting expense	23,928	101,817	40,813	10,006
Trustee fees	728	5,906	1,757	2,288
Proxy and solicitation costs	87,400	—	—	—
Miscellaneous expense	1,731	11,069	1,884	4,048
Interest expense	—	1,743	—	—
Total expenses	410,071	1,682,885	604,499	704,893
Net waived and reimbursed fees	(147,143)	(86,644)	(50,471)	—
Net expenses	262,928	1,596,241	554,028	704,893
Net investment income	80,267	307,638	554,807	47,970
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	4,745,168	5,034,642	1,044,108	(1,367,904)
Capital gain distributions from unaffiliated underlying funds	—	—	—	26
Foreign currency related transactions	(32,383)	(73,194)	997	(232)
Futures	—	(111,713)	—	—
Net realized gain (loss)	4,712,785	4,849,735	1,045,105	(1,368,110)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(3,456,253)	15,085,417	7,072,426	1,807,092
Foreign currency related transactions	1,732	26,363	1,701	601
Net change in unrealized appreciation (depreciation)	(3,454,521)	15,111,780	7,074,127	1,807,693
Net realized and unrealized gain	1,258,264	19,961,515	8,119,232	439,583
Increase in net assets resulting from operations	$1,338,531	$20,269,153	$8,674,039	$487,553
* Foreign taxes withheld	$28,199	$210,224	$61,677	$20,812
^ Foreign taxes on sale of Indian investments	$—	$38,527	$—	$—
# Foreign taxes accrued on Indian investments	$—	$33,710	$—	$—

See Accompanying Notes to Financial Statements
17

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

	ING Global Opportunities Fund	ING International Core Fund	ING International Growth Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$337,234	$4,433,712	$1,671,887
Interest	—	149	—
Securities lending income, net	12,527	—	59,101
Total investment income	349,761	4,433,861	1,730,988
EXPENSES:
Investment management fees	205,662	1,585,814	614,686
Distribution and shareholder service fees:
Class A	27,764	—	—
Class B	12,113	—	—
Class C	92,302	—	—
Transfer agent fees:
Class A	14,746	—	—
Class B	1,584	—	—
Class C	12,273	—	—
Class I	2,690	2,450	222
Class W	75	31	—
Administrative service fees	22,851	211,440	81,957
Shareholder reporting expense	26,852	17,180	10,025
Registration fees	30,384	3,280	5,754
Professional fees	29,992	29,699	25,241
Custody and accounting expense	37,716	106,248	68,277
Trustee fees	1,152	10,660	4,132
Miscellaneous expense	6,843	4,093	1,696
Interest expense	—	425	162
Total expenses	524,999	1,971,320	812,152
Net recouped/waived and reimbursed fees	(132,472)	—	80
Brokerage commission recapture	—	(5,920)	—
Net expenses	392,527	1,965,400	812,232
Net investment income (loss)	(42,766)	2,468,461	918,756
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	919,181	11,986,180	37,905
Capital gain distributions from unaffiliated underlying funds	—	102	—
Foreign currency related transactions	(10,907)	134,133	(106,472)
Net realized gain (loss)	908,274	12,120,415	(68,567)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	3,490,599	32,463,539	19,533,699
Foreign currency related transactions	3,304	153,691	51,404
Net change in unrealized appreciation (depreciation)	3,493,903	32,617,230	19,585,103
Net realized and unrealized gain	4,402,177	44,737,645	19,516,536
Increase in net assets resulting from operations	$4,359,411	$47,206,106	$20,435,292
* Foreign taxes withheld	$20,597	$331,189	$142,098
^ Foreign taxes on sale of Indian investments	$—	$38,302	$—
# Foreign taxes accrued on Indian investments	$—	$—	$4,908

See Accompanying Notes to Financial Statements
18

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Emerging Markets Equity Dividend Fund		ING Emerging Markets Equity Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$80,267	$184,349	$307,638	$1,132,345
Net realized gain (loss)	4,712,785	(1,187,557)	4,849,735	3,413,988
Net change in unrealized appreciation (depreciation)	(3,454,521)	2,233,776	15,111,780	(5,054,493)
Increase (decrease) in net assets resulting from operations	1,338,531	1,230,568	20,269,153	(508,160)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(259,254)	—	(55,392)	(1,484)
Class B	(8,064)	—	—	—
Class C	(19,337)	—	—	(19)
Class I	(34,607)	—	(273,884)	(576,232)
Class O	(61,091)	—	—	—
Class R	—	—	—	(25)
Class W	(406)	—	(14,908)	(34,485)
Net realized gains:
Class A	—	—	(713,885)	(97)
Class B	—	—	(15,592)	—
Class C	—	—	(118,502)	(15)
Class I	—	—	(2,201,383)	(412,144)
Class R	—	—	(45)	(15)
Class W	—	—	(118,553)	(30)
Total distributions	(382,759)	—	(3,512,144)	(1,024,546)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,362,268	5,822,524	25,840,136	140,570,171
Proceeds from shares issued in merger (Note 11)	—	—	—	69,657,533
Reinvestment of distributions	292,491	—	3,430,571	1,024,443
	3,654,759	5,822,524	29,270,707	211,252,147
Cost of shares redeemed	(5,533,474)	(12,341,810)	(39,654,837)	(66,295,210)
Net increase (decrease) in net assets resulting from capital share transactions	(1,878,715)	(6,519,286)	(10,384,130)	144,956,937
Net increase (decrease) in net assets	(922,943)	(5,288,718)	6,372,879	143,424,231
NET ASSETS:
Beginning of year or period	28,600,480	33,889,198	233,678,692	90,254,461
End of year or period	$27,677,537	$28,600,480	$240,051,571	$233,678,692
Undistributed net investment income at end of year or period	$78,807	$381,299	$304,059	$340,605

See Accompanying Notes to Financial Statements
19

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$554,807	$1,498,842	$47,970	$165,958
Net realized gain (loss)	1,045,105	1,857,050	(1,368,110)	(1,235,397)
Net change in unrealized appreciation (depreciation)	7,074,127	2,678,987	1,807,693	(5,081,326)
Increase (decrease) in net assets resulting from operations	8,674,039	6,034,879	487,553	(6,150,765)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(167,748)	(731,970)	(121,380)	(148,637)
Class B	(7,023)	(75,586)	—	—
Class C	(44,281)	(323,124)	—	—
Class I	(22,073)	(82,412)	(23,909)	(8,099)
Class O	(82,954)	(315,370)	—	—
Class W	(6,982)	(31,806)	(1,956)	(1,999)
Total distributions	(331,061)	(1,560,268)	(147,245)	(158,735)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,670,913	7,101,717	5,475,301	8,727,606
Payment from distribution/payment by affiliate	—	—	—	72,582
Reinvestment of distributions	200,656	922,243	122,344	136,580
	3,871,569	8,023,960	5,597,645	8,936,768
Cost of shares redeemed	(11,495,310)	(21,543,399)	(11,401,987)	(22,216,772)
Net decrease in net assets resulting from capital share transactions	(7,623,741)	(13,519,439)	(5,804,342)	(13,280,004)
Net increase (decrease) in net assets	719,237	(9,044,828)	(5,464,034)	(19,589,504)
NET ASSETS:
Beginning of year or period	70,953,882	79,998,710	93,474,889	113,064,393
End of year or period	$71,673,119	$70,953,882	$88,010,855	$93,474,889
Undistributed (distributions in excess of) net investment income at end of year or period	$220,479	$(3,267)	$(11,752)	$87,523

See Accompanying Notes to Financial Statements
20

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Opportunities Fund		ING International Core Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(42,766)	$138,629	$2,468,461	$5,025,636
Net realized gain (loss)	908,274	3,021,834	12,120,415	(13,507,603)
Net change in unrealized appreciation (depreciation)	3,493,903	(822,555)	32,617,230	33,861,952
Increase in net assets resulting from operations	4,359,411	2,337,908	47,206,106	25,379,985
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(93,600)	—	—	—
Class I	(18,508)	—	(5,489,371)	(3,175,306)
Class W	(675)	—	(81,926)	—
Total distributions	(112,783)	—	(5,571,297)	(3,175,306)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,252,903	3,244,895	81,610,493	145,545,646
Reinvestment of distributions	93,352	—	5,571,253	3,175,306
	1,346,255	3,244,895	87,181,746	148,720,952
Cost of shares redeemed	(8,974,672)	(23,631,353)	(55,936,331)	(110,409,433)
Net increase (decrease) in net assets resulting from capital share transactions	(7,628,417)	(20,386,458)	31,245,415	38,311,519
Net increase (decrease) in net assets	(3,381,789)	(18,048,550)	72,880,224	60,516,198
NET ASSETS:
Beginning of year or period	47,515,442	65,563,992	410,129,651	349,613,453
End of year or period	$44,133,653	$47,515,442	$483,009,875	$410,129,651
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(48,899)	$106,650	$2,127,000	$5,229,836

See Accompanying Notes to Financial Statements
21

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Growth Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$918,756	$2,566,366
Net realized loss	(68,567)	(9,030,738)
Net change in unrealized appreciation	19,585,103	19,245,988
Increase in net assets resulting from operations	20,435,292	12,781,616
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,651,331)	(2,431,169)
Net realized gains	—	(618,543)
Total distributions	(2,651,331)	(3,049,712)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,075,032	49,832,163
Reinvestment of distributions	2,651,331	3,049,712
	10,726,363	52,881,875
Cost of shares redeemed	(20,624,171)	(48,243,135)
Net increase (decrease) in net assets resulting from capital share transactions	(9,897,808)	4,638,740
Net increase in net assets	7,886,153	14,370,644
NET ASSETS:
Beginning of year or period	164,602,350	150,231,706
End of year or period	$172,488,503	$164,602,350
Undistributed net investment income at end of year or period	$915,229	$2,647,804

See Accompanying Notes to Financial Statements
22

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Emerging Markets Equity Dividend Fund
Class A
04-30-13	14.87	0.06		0.65	0.71	0.22	—	—
10-31-12	14.19	0.11		0.57	0.68	—	—	—
10-31-11	16.40	0.05		(2.08)	(2.03)	0.18	—	—
10-31-10	14.28	0.04	•	2.29	2.33	0.21	—	—
10-31-09	9.24	0.07	•	5.78	5.85	0.21	0.60	—
10-31-08	24.43	0.05	•	(13.12)	(13.07)	0.06	2.06	—
Class B
04-30-13	14.55	(0.01	)•	0.64	0.63	0.08	—	—
10-31-12	13.99	(0.00	)*	0.56	0.56	—	—	—
10-31-11	16.18	(0.08	)•	(2.04)	(2.12)	0.07	—	—
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12	—	—
10-31-09	9.08	(0.03	)•	5.72	5.69	0.06	0.60	—
10-31-08	24.14	(0.05)		(12.95)	(13.00)	—	2.06	—
Class C
04-30-13	14.55	(0.00	)*	0.64	0.64	0.10	—	—
10-31-12	13.99	(0.02)		0.58	0.56	—	—	—
10-31-11	16.19	(0.06)		(2.06)	(2.12)	0.08	—	—
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16	—	—
10-31-09	9.09	(0.02	)•	5.73	5.71	0.05	0.60	—
10-31-08	24.16	(0.09	)•	(12.92)	(13.01)	—	2.06	—
Class I
04-30-13	14.95	0.07	•	0.67	0.74	0.27	—	—
10-31-12	14.23	0.11	•	0.61	0.72	—	—	—
10-31-11	16.44	0.12	•	(2.10)	(1.98)	0.23	—	—
10-31-10	14.31	0.17	•	2.23	2.40	0.27	—	—
10-31-09	9.28	0.19	•	5.72	5.91	0.28	0.60	—
10-31-08	24.46	0.16	•	(13.18)	(13.02)	0.10	2.06	—
Class O
04-30-13	14.74	0.06		0.65	0.71	0.22	—	—
10-31-12	14.07	0.12		0.55	0.67	—	—	—
10-31-11	16.27	0.07		(2.08)	(2.01)	0.19	—	—
10-31-10	14.19	0.07	•	2.24	2.31	0.23	—	—
10-31-09	9.26	0.11	•	5.70	5.81	0.28	0.60	—
06-04-08(4) -10-31-08	16.83	0.11	•	(7.68)	(7.57)	—	—	—
Class W
04-30-13	14.94	0.06		0.68	0.74	0.29	—	—
10-31-12	14.23	0.10	•	0.61	0.71	—	—	—
08-05-11(4) -10-31-11	15.51	0.02		(1.30)	(1.28)	0.00 *	—	—
ING Emerging Markets Equity Fund
Class A
04-30-13	10.75	0.00	*	0.93	0.93	0.01	0.15	—
10-31-12	10.74	0.11	•	0.06	0.17	0.11	0.05	—
10-11-11(4) -10-31-11	10.00	(0.00	)*	0.74	0.74	—	—	—
Class B
04-30-13	10.72	(0.04)		0.92	0.88	—	0.15	—
07-20-12(4) -10-31-12	10.04	0.01		0.67	0.68	—	—	—
Class C
04-30-13	10.72	(0.04)		0.92	0.88	—	0.15	—
10-31-12	10.73	0.03	•	0.07	0.10	0.06	0.05	—
10-11-11(4) -10-31-11	10.00	(0.00	)*	0.73	0.73	—	—	—
Class I
04-30-13	10.78	0.02		0.93	0.95	0.02	0.15	—
10-31-12	10.74	0.12	•	0.09	0.21	0.12	0.05	—
10-11-11(4) -10-31-11	10.00	0.00	*	0.74	0.74	—	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Emerging Markets Equity Dividend Fund
Class A
04-30-13	0.22	—	15.36	4.75	2.74	1.73	1.73	0.64	17,602	120
10-31-12	—	—	14.87	4.79	2.40	2.10	2.10	0.73	18,356	51
10-31-11	0.18	—	14.19	(12.53)	2.11	2.10	2.10	0.29	21,370	129
10-31-10	0.21	—	16.40	16.49	2.11	2.10	2.10	0.27	29,947	90
10-31-09	0.81	—	14.28	67.10	2.29	2.11	2.11	0.58	32,860	134
10-31-08	2.12	—	9.24	(57.63)	1.96	1.96	1.96	0.32	20,481	159
Class B
04-30-13	0.08	—	15.10	4.35	3.49	2.48	2.48	(0.13)	1,308	120
10-31-12	—	—	14.55	4.00	3.15	2.85	2.85	(0.03)	1,429	51
10-31-11	0.07	—	13.99	(13.14)	2.86	2.85	2.85	(0.51)	1,771	129
10-31-10	0.12	—	16.18	15.61	2.86	2.85	2.85	(0.45)	2,772	90
10-31-09	0.66	—	14.11	65.73	3.04	2.86	2.86	(0.29)	3,246	134
10-31-08	2.06	—	9.08	(57.95)	2.71	2.71	2.71	(0.33)	1,901	159
Class C
04-30-13	0.10	—	15.09	4.37	3.49	2.48	2.48	(0.07)	2,950	120
10-31-12	—	—	14.55	4.00	3.15	2.85	2.85	(0.15)	2,974	51
10-31-11	0.08	—	13.99	(13.16)	2.86	2.85	2.85	(0.39)	4,186	129
10-31-10	0.16	—	16.19	15.64	2.86	2.85	2.85	(0.53)	5,772	90
10-31-09	0.65	—	14.15	65.77	3.04	2.86	2.86	(0.15)	6,182	134
10-31-08	2.06	—	9.09	(57.94)	2.71	2.71	2.71	(0.52)	2,694	159
Class I
04-30-13	0.27	—	15.42	4.92	2.48	1.47	1.47	0.87	1,490	120
10-31-12	—	—	14.95	5.06	2.08	1.78	1.78	0.80	1,645	51
10-31-11	0.23	—	14.23	(12.20)	1.78	1.77	1.77	0.74	1,924	129
10-31-10	0.27	—	16.44	16.97	1.72	1.71	1.71	1.15	2,212	90
10-31-09	0.88	—	14.31	67.79	1.86	1.68	1.68	1.48	690	134
10-31-08	2.16	—	9.28	(57.42)	1.70	1.70	1.70	1.02	39	159
Class O
04-30-13	0.22	—	15.23	4.80	2.74	1.73	1.73	0.69	4,308	120
10-31-12	—	—	14.74	4.76	2.40	2.10	2.10	0.75	4,175	51
10-31-11	0.19	—	14.07	(12.51)	2.11	2.10	2.10	0.48	4,636	129
10-31-10	0.23	—	16.27	16.49	2.11	2.10	2.10	0.49	4,530	90
10-31-09	0.88	—	14.19	66.79	2.29	2.11	2.11	0.85	2,966	134
06-04-08(4) -10-31-08	—	—	9.26	(44.98)	1.96	1.96	1.96	2.23	206	159
Class W
04-30-13	0.29	—	15.39	4.94	2.49	1.48	1.48	0.89	19	120
10-31-12	—	—	14.94	4.99	2.15	1.85	1.85	0.66	21	51
08-05-11(4) -10-31-11	0.00 *	—	14.23	(8.25)	1.86	1.85	1.85	0.61	3	129
ING Emerging Markets Equity Fund
Class A
04-30-13	0.16	—	11.52	8.71	1.71	1.56	1.56	0.01	44,932	20
10-31-12	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
10-11-11(4) -10-31-11	—	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
Class B
04-30-13	0.15	—	11.45	8.24	2.46	2.31	2.31	(0.74)	967	20
07-20-12(4) -10-31-12	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
Class C
04-30-13	0.15	—	11.45	8.24	2.46	2.31	2.31	(0.70)	8,419	20
10-31-12	0.11	—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4) -10-31-11	—	—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
04-30-13	0.17	—	11.56	8.84	1.29	1.25	1.25	0.39	173,985	20
10-31-12	0.17	—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4) -10-31-11	—	—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1

See Accompanying Notes to Financial Statements
23

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Emerging Markets Equity Fund (continued)
Class R
04-30-13	10.75	(0.01)		0.92	0.91	—	0.15	—
10-31-12	10.74	0.10		0.04	0.14	0.08	0.05	—
10-11-11(4) -10-31-11	10.00	0.00	*	0.74	0.74	—	—	—
Class W
04-30-13	10.77	0.02		0.93	0.95	0.02	0.15	—
10-31-12	10.74	0.18	•	0.02	0.20	0.12	0.05	—
10-11-11(4) -10-31-11	10.00	0.00	*	0.74	0.74	—	—	—
ING Global Equity Dividend Fund
Class A
04-30-13	10.69	0.10		1.33	1.43	0.07	—	—
10-31-12	10.05	0.24		0.64	0.88	0.24	—	—
10-31-11	10.31	0.28	•	(0.29)	(0.01)	0.25	—	—
10-31-10	9.41	0.26	•	0.89	1.15	0.25	—	—
10-31-09	8.77	0.26	•	0.62	0.88	0.22	—	0.02
10-31-08	16.84	0.56		(6.84)	(6.28)	0.54	1.20	0.05
Class B
04-30-13	10.66	0.06		1.32	1.38	0.02	—	—
10-31-12	10.03	0.15	•	0.64	0.79	0.16	—	—
10-31-11	10.28	0.20	•	(0.29)	(0.09)	0.16	—	—
10-31-10	9.38	0.19	•	0.88	1.07	0.17	—	—
10-31-09	8.74	0.21		0.61	0.82	0.16	—	0.02
10-31-08	16.79	0.46		(6.82)	(6.36)	0.44	1.20	0.05
Class C
04-30-13	10.62	0.06		1.32	1.38	0.03	—	—
10-31-12	10.00	0.16		0.63	0.79	0.17	—	—
10-31-11	10.26	0.20	•	(0.29)	(0.09)	0.17	—	—
10-31-10	9.36	0.19	•	0.89	1.08	0.18	—	—
10-31-09	8.72	0.21		0.61	0.82	0.16	—	0.02
10-31-08	16.75	0.44		(6.78)	(6.34)	0.44	1.20	0.05
Class I
04-30-13	10.70	0.13		1.32	1.45	0.09	—	—
10-31-12	10.06	0.27		0.65	0.92	0.28	—	—
10-31-11	10.32	0.34	•	(0.31)	0.03	0.29	—	—
10-31-10	9.42	0.27	•	0.92	1.19	0.29	—	—
10-31-09	8.78	0.29	•	0.63	0.92	0.26	—	0.02
10-31-08	16.83	0.47		(6.68)	(6.21)	0.59	1.20	0.05
Class O
04-30-13	10.67	0.10		1.32	1.42	0.07	—	—
10-31-12	10.03	0.23		0.65	0.88	0.24	—	—
10-31-11	10.29	0.28		(0.29)	(0.01)	0.25	—	—
10-31-10	9.40	0.26	•	0.89	1.15	0.26	—	—
10-31-09	8.76	0.26	•	0.62	0.88	0.22	—	0.02
10-31-08	16.83	0.51	•	(6.78)	(6.27)	0.55	1.20	0.05
Class W
04-30-13	11.74	0.13		1.45	1.58	0.08	—	—
10-31-12	11.01	0.29	•	0.70	0.99	0.26	—	—
10-31-11	11.26	0.23	•	(0.23)	0.00 *	0.25	—	—
10-31-10	10.25	0.31	•	0.98	1.29	0.28	—	—
10-31-09	9.53	0.26	•	0.74	1.00	0.26	—	0.02
02-12-08(4) -10-31-08	14.51	0.35		(4.83)	(4.48)	0.46	—	0.04

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Emerging Markets Equity Fund (continued)
Class R
04-30-13	0.15	—	11.51	8.50	1.96	1.81	1.81	(0.18)	3	20
10-31-12	0.13	—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4) -10-31-11	—	—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
04-30-13	0.17	—	11.55	8.85	1.46	1.31	1.31	0.49	11,746	20
10-31-12	0.17	—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4) -10-31-11	—	—	10.74	7.40	1.52	1.25	1.25	0.69	3	1
ING Global Equity Dividend Fund
Class A
04-30-13	0.07	—	12.05	13.38	1.51	1.37	1.37	1.82	29,767	23
10-31-12	0.24	—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
10-31-11	0.25	—	10.05	(0.16)	1.42	1.40	1.40	2.67	33,494	83
10-31-10	0.25	—	10.31	12.46	1.38	1.40	1.40	2.65	42,502	58
10-31-09	0.24	—	9.41	10.41	1.54	1.40	1.40	3.24	46,871	93
10-31-08	1.79	—	8.77	(40.84)	1.42	1.41	1.41	3.85	63,134	46
Class B
04-30-13	0.02	—	12.02	12.98	2.26	2.12	2.12	1.02	3,462	23
10-31-12	0.16	—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
10-31-11	0.16	—	10.03	(0.86)	2.17	2.15	2.15	1.87	6,108	83
10-31-10	0.17	—	10.28	11.62	2.13	2.15	2.15	1.91	11,212	58
10-31-09	0.18	—	9.38	9.60	2.29	2.15	2.15	2.48	16,147	93
10-31-08	1.69	—	8.74	(41.32)	2.17	2.16	2.16	3.11	21,311	46
Class C
04-30-13	0.03	—	11.97	12.97	2.26	2.12	2.12	1.07	19,556	23
10-31-12	0.17	—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
10-31-11	0.17	—	10.00	(0.91)	2.17	2.15	2.15	1.94	21,985	83
10-31-10	0.18	—	10.26	11.66	2.13	2.15	2.15	1.92	28,635	58
10-31-09	0.18	—	9.36	9.63	2.29	2.15	2.15	2.48	37,687	93
10-31-08	1.69	—	8.72	(41.29)	2.17	2.16	2.16	3.13	48,567	46
Class I
04-30-13	0.09	—	12.06	13.61	1.09	0.95	0.95	2.24	2,939	23
10-31-12	0.28	—	10.70	9.25	1.13	1.03	1.03	2.62	2,929	66
10-31-11	0.29	—	10.06	0.21	1.03	1.01	1.01	3.21	3,261	83
10-31-10	0.29	—	10.32	12.90	0.99	1.01	1.01	2.80	12,390	58
10-31-09	0.28	—	9.42	10.92	1.07	0.93	0.93	3.61	1,824	93
10-31-08	1.84	—	8.78	(40.49)	1.07	1.06	1.06	3.16	1,207	46
Class O
04-30-13	0.07	—	12.02	13.32	1.51	1.37	1.37	1.82	14,806	23
10-31-12	0.24	—	10.67	8.88	1.52	1.42	1.42	2.24	13,618	66
10-31-11	0.25	—	10.03	(0.16)	1.42	1.40	1.40	2.68	13,358	83
10-31-10	0.26	—	10.29	12.41	1.38	1.40	1.40	2.65	14,721	58
10-31-09	0.24	—	9.40	10.41	1.54	1.40	1.40	3.18	14,920	93
10-31-08	1.80	—	8.76	(40.83)	1.42	1.41	1.41	3.95	14,695	46
Class W
04-30-13	0.08	—	13.24	13.49	1.26	1.12	1.12	2.06	1,143	23
10-31-12	0.26	—	11.74	9.11	1.27	1.17	1.17	2.53	1,196	66
10-31-11	0.25	—	11.01	0.00	1.17	1.15	1.15	1.98	1,792	83
10-31-10	0.28	—	11.26	12.79	1.13	1.15	1.15	2.87	37,819	58
10-31-09	0.28	—	10.25	10.92	1.07	0.93	0.93	2.68	21,321	93
02-12-08(4) -10-31-08	0.50	—	9.53	(31.78)	1.07	1.06	1.06	3.38	70	46

See Accompanying Notes to Financial Statements
24

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Global Natural Resources Fund
Class A
04-30-13	8.90	0.00	*	0.04	0.04	0.01	—	—
10-31-12	9.39	0.01		(0.50)	(0.49)	0.01	—	—
10-31-11	8.81	(0.00	)*	0.58	0.58	0.00 *	—	—
10-31-10	7.82	0.01		1.00	1.01	0.02	—	—
10-31-09	6.74	0.03		1.50	1.53	0.02	0.43	—
10-31-08	14.18	0.05		(4.92)	(4.87)	0.11	2.46	—
Class I
04-30-13	8.98	0.01		0.04	0.05	0.05	—	—
10-31-12	9.43	0.05		(0.49)	(0.44)	0.02	—	—
10-31-11	8.82	0.03		0.59	0.62	0.01	—	—
10-31-10	7.83	0.04	•	1.01	1.05	0.06	—	—
10-31-09	6.75	0.05	•	1.52	1.57	0.06	0.43	—
10-31-08	14.19	0.12	•	(4.95)	(4.83)	0.15	2.46	—
Class W
04-30-13	11.27	0.02		0.05	0.07	0.02	—	—
10-31-12	11.86	0.05	•	(0.63)	(0.58)	0.02	—	—
10-31-11	11.10	0.03		0.74	0.77	0.01	—	—
10-31-10	9.86	0.05		1.24	1.29	0.05	—	—
10-31-09	8.39	0.05	•	1.91	1.96	0.06	0.43	—
02-12-08(4) -10-31-08	12.84	0.03	•	(4.48)	(4.45)	—	—	—
ING Global Opportunities Fund
Class A
04-30-13	13.86	0.01		1.39	1.40	0.06	—	—
10-31-12	13.21	0.09		0.56	0.65	—	—	—
10-31-11	14.07	0.02		(0.56)	(0.54)	0.32	—	—
10-31-10	12.85	0.05	•	1.17	1.22	—	—	—
10-31-09	11.68	0.12	•	1.50	1.62	0.45	—	—
10-31-08	23.54	0.18	•	(10.65)	(10.47)	—	1.39	—
Class B
04-30-13	13.15	(0.04)		1.31	1.27	—	—	—
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—
10-31-11	13.44	(0.09	)•	(0.53)	(0.62)	0.19	—	—
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—
10-31-09	11.19	0.04	•	1.43	1.47	0.30	—	—
10-31-08	22.78	0.02	•	(10.22)	(10.20)	—	1.39	—
Class C
04-30-13	13.15	(0.04)		1.31	1.27	—	—	—
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—
10-31-09	11.21	0.04	•	1.43	1.47	0.32	—	—
10-31-08	22.81	0.03	•	(10.24)	(10.21)	—	1.39	—
Class I
04-30-13	14.23	0.04		1.42	1.46	0.11	—	—
10-31-12	13.50	0.14	•	0.59	0.73	—	—	—
10-31-11	14.38	0.09	•	(0.58)	(0.49)	0.40	—	—
10-31-10	13.08	0.13	•	1.17	1.30	—	—	—
10-31-09	11.92	0.16	•	1.54	1.70	0.54	—	—
10-31-08	23.91	0.24	•	(10.84)	(10.60)	—	1.39	—
Class W
04-30-13	15.23	0.03	•	1.51	1.54	0.09	—	—
10-31-12	14.47	0.09		0.67	0.76	—	—	—
10-31-11	15.36	0.02	•	(0.61)	(0.59)	0.30	—	—
10-31-10	13.98	0.10	•	1.28	1.38	—	—	—
10-31-09	12.71	0.18	•	1.63	1.81	0.54	—	—
02-12-08(4) -10-31-08	20.48	0.27	•	(8.04)	(7.77)	—	—	—

						Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Global Natural Resources Fund
Class A
04-30-13	0.01	—	8.93	0.48		1.57	1.57		1.57		0.09		83,943	28
10-31-12	0.01	0.01	8.90	(5.08	)(a)	1.56	1.56		1.56		0.14		87,916	44
10-31-11	0.00 *	—	9.39	6.63		1.46	1.46	†	1.46	†	(0.02	)†	106,363	73
10-31-10	0.02	—	8.81	12.99		1.53	1.53	†	1.53	†	0.11	†	101,577	57
10-31-09	0.45	—	7.82	24.38		1.64	1.64	†	1.64	†	0.45	†	99,674	81
10-31-08	2.57	—	6.74	(41.12)		1.46	1.46	†	1.46	†	0.37	†	83,713	116
Class I
04-30-13	0.05	—	8.98	0.62		1.22	1.22		1.22		0.46		3,186	28
10-31-12	0.02	0.01	8.98	(4.60	)(a)	1.17	1.17		1.17		0.50		4,459	44
10-31-11	0.01	—	9.43	7.04		1.13	1.13	†	1.13	†	0.31	†	4,961	73
10-31-10	0.06	—	8.82	13.43		1.11	1.11	†	1.11	†	0.52	†	2,977	57
10-31-09	0.49	—	7.83	25.10		1.19	1.19	†	1.19	†	0.68	†	510	81
10-31-08	2.61	—	6.75	(40.87)		1.11	1.11	†	1.11	†	1.04	†	1	116
Class W
04-30-13	0.02	—	11.32	0.64		1.32	1.32		1.32		0.36		882	28
10-31-12	0.02	0.01	11.27	(4.84	)(a)	1.31	1.31		1.31		0.39		1,100	44
10-31-11	0.01	—	11.86	6.91		1.21	1.21	†	1.21	†	0.20	†	1,741	73
10-31-10	0.05	—	11.10	13.17		1.28	1.28	†	1.28	†	0.36	†	378	57
10-31-09	0.49	—	9.86	24.84		1.19	1.19	†	1.19	†	0.64	†	186	81
02-12-08(4) -10-31-08	—	—	8.39	(34.66)		1.11	1.11	†	1.11	†	0.38	†	27	116
ING Global Opportunities Fund
Class A
04-30-13	0.06	—	15.20	10.12		1.96	1.39		1.39		0.14		21,622	21
10-31-12	—	—	13.86	4.92		1.81	1.50		1.50		0.57		23,027	35
10-31-11	0.32	—	13.21	(3.96)		1.71	1.50		1.50		0.13		30,587	67
10-31-10	—	—	14.07	9.49		1.84	1.63		1.63		0.39		55,541	156
10-31-09	0.45	—	12.85	14.38		1.78	1.70	†	1.70	†	1.13	†	93,829	176
10-31-08	1.39	—	11.68	(47.01)		1.61	1.60	†	1.60	†	0.93	†	151,246	116
Class B
04-30-13	—	—	14.42	9.66		2.71	2.14		2.14		(0.64)		2,187	21
10-31-12	—	—	13.15	4.20		2.56	2.25		2.25		(0.20)		2,691	35
10-31-11	0.19	—	12.62	(4.78)		2.47	2.26		2.26		(0.63)		4,793	67
10-31-10	—	—	13.44	8.74		2.59	2.38		2.38		(0.35)		9,094	156
10-31-09	0.30	—	12.36	13.42		2.53	2.45	†	2.45	†	0.38	†	14,077	176
10-31-08	1.39	—	11.19	(47.42)		2.36	2.35	†	2.35	†	1.10	†	18,831	116
Class C
04-30-13	—	—	14.42	9.66		2.71	2.14		2.14		(0.61)		17,756	21
10-31-12	—	—	13.15	4.20		2.56	2.25		2.25		(0.18)		19,124	35
10-31-11	0.19	—	12.62	(4.76)		2.47	2.26		2.26		(0.63)		25,973	67
10-31-10	—	—	13.44	8.74		2.59	2.38		2.38		(0.35)		49,256	156
10-31-09	0.32	—	12.36	13.43		2.53	2.45	†	2.45	†	0.38	†	76,677	176
10-31-08	1.39	—	11.21	(47.40)		2.36	2.35	†	2.35	†	0.14	†	102,274	116
Class I
04-30-13	0.11	—	15.58	10.30		1.79	1.05		1.05		0.51		2,494	21
10-31-12	—	—	14.23	5.41		1.45	1.05		1.05		1.01		2,562	35
10-31-11	0.40	—	13.50	(3.55)		1.41	1.06		1.06		0.59		4,117	67
10-31-10	—	—	14.38	9.94		1.38	1.31		1.31		0.94		9,467	156
10-31-09	0.54	—	13.08	14.82		1.33	1.31	†	1.31	†	1.44	†	65,256	176
10-31-08	1.39	—	11.92	(46.82)		1.28	1.27	†	1.27	†	1.26	†	68,020	116
Class W
04-30-13	0.09	—	16.68	10.17		1.71	1.14		1.14		0.36		75	21
10-31-12	—	—	15.23	5.25		1.56	1.25		1.25		0.67		111	35
10-31-11	0.30	—	14.47	(3.94)		1.50	1.29		1.29		0.17		94	67
10-31-10	—	—	15.36	9.87		1.59	1.38		1.38		0.68		1,486	156
10-31-09	0.54	—	13.98	14.79		1.33	1.31	†	1.31	†	1.47	†	566	176
02-12-08(4) -10-31-08	—	—	12.71	(37.94)		1.28	1.27	†	1.27	†	2.03	†	296	116

See Accompanying Notes to Financial Statements
25

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING International Core Fund
Class I
04-30-13	9.35	0.06		1.02	1.08	0.13	—	—
10-31-12	8.83	0.12		0.48	0.60	0.08	—	—
02-08-11(4) -10-31-11	10.00	0.11	•	(1.28)	(1.17)	—	—	—
Class W
04-30-13	9.35	0.06	•	1.01	1.07	0.13	—	—
08-07-12(4) -10-31-12	9.08	0.01	•	0.26	0.27	—	—	—
ING International Growth Fund
Class I
04-30-13	9.87	0.07		1.22	1.29	0.17	—	—
10-31-12	9.30	0.15		0.61	0.76	0.15	0.04	—
01-06-11(4) -10-31-11	10.00	0.15		(0.85)	(0.70)	—	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING International Core Fund
Class I
04-30-13	0.13	—	10.30	11.68	0.93	0.93	0.93	1.17	473,855	45
10-31-12	0.08	—	9.35	6.92	1.00	0.95	0.95	1.46	405,163	71
02-08-11(4) -10-31-11	—	—	8.83	(11.70)	1.00	0.95	0.95	1.56	349,613	57
Class W
04-30-13	0.13	—	10.29	11.58	0.93	0.93	0.93	1.21	9,155	45
08-07-12(4) -10-31-12	—	—	9.35	2.97	1.00	0.95	0.95	0.53	4,967	71
ING International Growth Fund
Class I
04-30-13	0.17	—	10.99	13.19	0.99	0.99	0.99	1.12	172,489	11
10-31-12	0.19	—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
01-06-11(4) -10-31-11	—	—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

(a)  Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Natural Resources would have been (5.14)%, (4.67)% and (4.90)% on Classes A, I and W, respectively.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements
26

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Mutual Funds ("IMF") is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end investment management company. There are seventeen separate active series, seven of which are included in this report (each, a "Fund" and collectively, the "Funds"): Emerging Markets Equity Dividend, Emerging Markets Equity, Global Equity Dividend, Global Natural Resources, Global Opportunities, International Core and International Growth. The investment objective of each Fund is described in the Funds' prospectuses.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Trustees ("Board") in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value ("NAV") may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as

27

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds' valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Fund's Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

28

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund's assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments at the end of the period in relation to net assets.

For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds' investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

29

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds' derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds' International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of April 30, 2013, the maximum amount of loss that International Core and International Growth would incur if the counterparties to their derivative transactions failed to perform would be $825,167 and $385, respectively, which represents the unrealized appreciation on forward foreign currency contracts for both funds. No collateral was pledged by any counterparty to either Fund as of April 30, 2013.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund's net assets and or a percentage decrease in a Fund's NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

International Core had a liability position of $519,818 on forward foreign currency contracts with credit

30

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

related contingent features. If a contingent feature would have been triggered as of April 30, 2013, International Core could have been required to pay this amount in cash to its counterparties. The Fund did not post any collateral as of April 30, 2013.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April 30, 2013, International Core and International Growth had average contract amounts on forward foreign currency contracts to buy of $5,169,460 and $44,382, respectively. In addition to the above, International Core had average contract amounts on forward foreign currency contract to sell of $23,484,401. The above Funds used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following each Summary Portfolio of Investments for open forward foreign currency contracts at April 30, 2013 for International Core and International Growth

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2013, Emerging Markets Equity had purchased futures contracts on equity indices to gain additional exposure to the foreign equity markets. Additional associate risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended April 30, 2013, Emerging Markets Equity had an average notional value of $207,005 on futures contracts purchased. There were no open futures contracts at April 30, 2013.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain

31

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

L.  Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Emerging Markets Equity Dividend	$33,643,294	$36,082,235
Emerging Markets Equity	47,117,486	60,542,615
Global Equity Dividend	15,592,037	23,110,648
Global Natural Resources	25,054,886	30,635,154
Global Opportunities	9,533,142	16,021,623
International Core	219,700,526	187,036,160
International Growth	18,539,637	29,843,307

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement ("Management Agreements") with ING Investments, LLC ("ING Investments" or "Investment Adviser"). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Emerging Markets Equity Dividend(1)	1.00% on the first $100 million; 0.90% on the next $150 million; and 0.80% thereafter
Emerging Markets Equity	1.00%
Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Opportunities	0.90% on the first $500 million; and 0.85% thereafter
International Core	0.75%
International Growth	0.75%

(1)  Prior to November 15, 2012, the Investment Management fee was 1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the

32

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Emerging Markets Equity Dividend(1)	ING Investment Management Advisors B.V*
Emerging Markets Equity	J.P. Morgan Investment Management Inc. and Delaware Management Company
Global Equity Dividend	ING Investment Management Advisors B.V*
Global Natural Resources	ING Investment Management Co. LLC*
Global Opportunities	ING Investment Management Advisors B.V.*
International Core	Thornburg Investment Management, Inc. and Wellington Management Company, LLP
International Growth	Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

(1)  Effective November 15, 2012, ING Investment Management Asia Pacific (Hong Kong) Limited was removed as the sub-adviser.

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor, LLC ("IID" or "Distributor") is the principal underwriter for each Fund. Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
Emerging Markets Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%	N/A	N/A	N/A	N/A
Global Opportunities	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2013, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Emerging Markets Equity Dividend	$1,854	$—
Emerging Markets Equity	1,370	—
Global Equity Dividend	3,007	—
Global Natural Resources	6,921	—
Global Opportunities	800	—
Contingent Deferred Sales Charges:
Emerging Markets Equity Dividend	$—	$18
Emerging Markets Equity	9,149	28
Global Opportunities	—	103

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2013, the following affiliated investment companies of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company	Fund	Percentage
ING Capital Allocation Fund	Emerging Markets Equity	5.66%
	International Core	7.85%
ING Diversified International Fund	Emerging Markets Equity	5.72%
	International Core	7.53%
	International Growth	10.52%
ING Solution 2015 Portfolio	International Core	6.34%
	International Growth	8.81%
ING Solution 2025 Portfolio	Emerging Markets Equity	10.79%
	International Core	13.78%
	International Growth	22.99%
ING Solution 2035 Portfolio	Emerging Markets Equity	18.86%
	International Core	24.08%
	International Growth	20.08%
ING Solution 2045 Portfolio	Emerging Markets Equity	12.47%
	International Core	15.92%
	International Growth	17.70%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds may have a common owner that owns over 25% of the outstanding securities

33

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds' portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

For the period ended April 30, 2013, Emerging Markets Equity Dividend incurred $87,400 of proxy and solicitation costs associated with the shareholder vote to add ING Investment Management B.V. as a sub-adviser to the Fund. The Investment Adviser reimbursed the Fund for these costs.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2013, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Emerging Markets Equity Dividend	Proxy and solicitation costs	$85,259
Global Equity Dividend	Transfer Agent	46,695

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity Dividend(1)	1.70%	2.45%	2.45%	1.45%	1.70%	N/A	1.45%
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Opportunities	1.50%	2.25%	2.25%	1.15%	N/A	N/A	1.25%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	0.95%
International Growth	N/A	N/A	N/A	0.99%	N/A	N/A	N/A

(1)  Prior to November 15, 2012, pursuant to a side letter agreement, ING Investments limited expenses to 2.10%, 2.85%, 2.85%, 1.85%, 2.10% and 1.85% for classes A, B, C, I, O and W, respectively.

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side agreements will continue. Each side agreement will only renew if ING Investments elects to renew it.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%
Global Equity Dividend(1)(2)	1.35%	2.10%	2.10%	1.10%	1.35%	N/A	1.10%
Global Natural Resources(1)	1.60%	N/A	N/A	1.35%	N/A	N/A	1.35%
Global Opportunities(1)(3)	1.40%	2.15%	2.15%	1.05%	N/A	N/A	1.15%

(1)  Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)  Effective January 1, 2013, pursuant to a side letter agreement, ING Investments is contractually obligated to further limit expenses.

(3)  Effective January 1, 2013, pursuant to a side letter agreement, ING Investments is contractually obligated to further limit expenses for classes A, B, C and W.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2013, the amounts of waived or reimbursed fees that are subject to possible

34

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	April 30,
	2014	2015	2016	Total
Emerging Markets Equity	$—	$162,231	$168,741	$330,972
Global Equity Dividend	—	28,734	117,541	146,275
Global Opportunities	194,656	53,568	251,230	499,454
International Core	270,787	—	—	270,787
International Growth	27,403	110,455	—	137,858

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2013, are as follows:

	April 30,
	2014	2015	2016	Total
Emerging Markets Equity
Class A	$—	$—	$28,200	$28,200
Class B	—	—	611	611
Class C	—	—	5,025	5,025
Class W	—	—	4,936	4,936
Global Opportunities
Class A	$10,326	$—	$—	$10,326
Class B	1,604	—	—	1,604
Class C	8,745	—	—	8,745
Class I	3,170	7,716	3,871	15,247
Class W	388	—	—	388

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNY") for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Emerging Markets Equity	31	$1,598,710	1.13%
International Core	6	1,947,500	1.16%
International Growth	11	308,636	1.14%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 15)	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Emerging Markets Equity Dividend
Class A
4/30/13	117,921	—	15,581	(222,597)	(89,095)	1,823,267	—	—	239,476	(3,439,356)	(1,376,613)
10/31/12	211,722	—	—	(482,788)	(271,066)	3,063,826	—	—	—	(6,800,895)	(3,737,069)
Class B
4/30/13	1,041	—	486	(13,187)	(11,660)	16,384	—	—	7,365	(199,649)	(175,900)
10/31/12	15	—	—	(28,357)	(28,342)	200	—	—	—	(395,707)	(395,507)
Class C
4/30/13	14,334	—	1,155	(24,387)	(8,898)	219,436	—	—	17,484	(367,065)	(130,145)
10/31/12	12,493	—	—	(107,290)	(94,797)	174,648	—	—	—	(1,500,697)	(1,326,049)
Class I
4/30/13	43,962	—	1,803	(59,210)	(13,445)	688,895	—	—	27,784	(912,136)	(195,457)
10/31/12	111,292	—	—	(136,468)	(25,176)	1,521,067	—	—	—	(1,944,745)	(423,678)

35

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 15)	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Emerging Markets Equity Dividend (continued)
Class O
4/30/13	39,923	—	2	(40,215)	(290)	614,195	—	—	31	(612,256)	1,970
10/31/12	73,763	—	—	(120,162)	(46,399)	1,045,448	—	—	—	(1,699,766)	(654,318)
Class W
4/30/13	—	—	23	(194)	(171)	91	—	—	351	(3,012)	(2,570)
10/31/12	1,217	—	—	—	1,217	17,335	—	—	—	—	17,335
Emerging Markets Equity
Class A
4/30/13	54,529	—	64,173	(1,173,423)	(1,054,721)	618,370	—	—	717,461	(13,419,068)	(12,083,237)
10/31/12	122,810	5,026,474	156	(197,073)	4,952,367	2,020,857	—	50,495,966	1,566	(2,091,944)	50,426,445
Class B
4/30/13	324	—	1,097	(23,852)	(22,431)	3,731	—	—	12,226	(269,162)	(253,205)
7/20/12 - 10/31/12	1	118,037	—	(11,177)	106,861	258,860	—	1,184,547	—	(117,345)	1,326,062
Class C
4/30/13	44,574	—	9,196	(126,923)	(73,153)	497,349	—	—	102,538	(1,427,637)	(827,750)
10/31/12	18,287	862,928	0	(73,361)	807,854	(1,566,879)	—	8,659,945	2	(781,648)	6,311,420
Class I
4/30/13	1,520,135	—	220,156	(1,795,106)	(54,815)	17,376,511	—	—	2,465,745	(20,305,315)	(463,059)
10/31/12	11,915,569	652,050	98,348	(5,956,909)	6,709,058	136,997,794	—	6,556,812	988,376	(62,754,671)	81,788,311
Class R
4/30/13	—	—	0	(1)	(1)	—	—	—	0	(12)	(12)
10/31/12	—	—	—	—	—	—	—	—	—	—	—
Class W
4/30/13	650,291	—	11,839	(365,175)	296,955	7,344,175	—	—	132,601	(4,233,643)	3,243,133
10/31/12	492,866	274,611	3,419	(50,911)	719,985	2,859,539	—	2,760,263	34,499	(549,602)	5,104,699
Global Equity Dividend
Class A
4/30/13	129,713	—	12,786	(498,879)	(356,380)	1,465,152	—	—	145,164	(5,520,582)	(3,910,266)
10/31/12	304,840	—	56,831	(866,090)	(504,419)	3,116,452	—	—	590,550	(8,879,731)	(5,172,729)
Class B
4/30/13	279	—	486	(93,695)	(92,930)	3,172	—	—	5,548	(1,048,134)	(1,039,414)
10/31/12	13,245	—	5,424	(246,742)	(228,073)	134,308	—	—	56,145	(2,527,257)	(2,336,804)
Class C
4/30/13	84,233	—	2,576	(235,409)	(148,600)	942,326	—	—	29,303	(2,627,609)	(1,655,980)
10/31/12	135,028	—	18,858	(570,747)	(416,861)	(1,366,453)	—	—	194,704	(5,822,406)	(4,261,249)
Class I
4/30/13	27,949	—	1,036	(59,008)	(30,023)	317,876	—	—	11,748	(659,165)	(329,541)
10/31/12	69,548	—	4,109	(124,058)	(50,401)	708,725	—	—	42,735	(1,273,446)	(521,986)
Class O
4/30/13	82,741	—	215	(128,150)	(45,194)	942,387	—	—	2,438	(1,447,498)	(502,673)
10/31/12	166,665	—	1,001	(222,280)	(54,614)	1,715,597	—	—	10,384	(2,296,107)	(570,126)
Class W
4/30/13	—	—	518	(16,101)	(15,583)	—	—	—	6,455	(192,322)	(185,867)
10/31/12	5,261	—	2,432	(68,537)	(60,844)	60,182	—	—	27,725	(744,452)	(656,545)
Global Natural Resources
Class A
4/30/13	565,702	—	12,167	(1,058,471)	(480,602)	5,078,970	—	—	106,582	(9,515,316)	(4,329,764)
10/31/12	613,926	—	14,824	(2,081,671)	(1,452,921)	5,732,726	68,376	—	130,898	(18,501,739)	(12,569,739)
Class I
4/30/13	41,540	—	1,569	(185,150)	(142,041)	373,037	—	—	13,806	(1,640,498)	(1,253,655)
10/31/12	171,767	—	415	(201,436)	(29,254)	1,572,096	3,153	—	3,684	(1,814,075)	(235,142)

36

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 15)	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Natural Resources (continued)
Class W
4/30/13	1,990	—	176	(21,845)	(19,679)	23,294	—	—	1,956	(246,173)	(220,923)
10/31/12	122,563	—	179	(171,950)	(49,208)	1,422,784	1,053	—	1,998	(1,900,958)	(475,123)
Global Opportunities
Class A
4/30/13	59,735	—	5,883	(303,863)	(238,245)	870,550	—	—	84,240	(4,425,954)	(3,471,164)
10/31/12	168,170	—	—	(823,168)	(654,998)	2,273,339	—	—	—	(10,990,634)	(8,717,295)
Class B
4/30/13	728	—	—	(53,721)	(52,993)	10,237	—	—	—	(744,865)	(734,628)
10/31/12	94	—	—	(175,197)	(175,103)	1,233	—	—	—	(2,243,768)	(2,242,535)
Class C
4/30/13	8,545	—	—	(231,467)	(222,922)	117,480	—	—	—	(3,203,113)	(3,085,633)
10/31/12	30,812	—	—	(634,283)	(603,471)	381,928	—	—	—	(8,068,028)	(7,686,100)
Class I
4/30/13	16,750	—	578	(37,264)	(19,936)	254,636	—	—	8,478	(555,517)	(292,403)
10/31/12	40,851	—	—	(165,820)	(124,969)	534,384	—	—	—	(2,287,566)	(1,753,182)
Class W
4/30/13	—	—	40	(2,822)	(2,782)	—	—	—	634	(45,223)	(44,589)
10/31/12	3,646	—	—	(2,860)	786	54,011	—	—	—	(41,357)	12,654
International Core
Class I
4/30/13	7,515,415	—	571,215	(5,382,104)	2,704,526	74,519,281	—	—	5,489,371	(52,243,502)	27,765,150
10/31/12	15,492,162	—	393,151	(12,146,706)	3,738,607	140,652,100	—	—	3,175,306	(110,312,534)	33,514,872
Class W
4/30/13	722,947	—	8,529	(373,277)	358,199	7,091,212	—	—	81,882	(3,692,829)	3,480,265
8/7/12 - 10/31/12	541,525	—	—	(10,367)	531,158	4,893,546	—	—	—	(96,899)	4,796,647
International Growth
Class I
4/30/13	768,480	—	263,814	(2,012,012)	(979,718)	8,075,032	—	—	2,651,331	(20,624,171)	(9,897,808)
10/31/12	5,247,485	—	363,928	(5,094,205)	517,208	49,832,163	—	—	3,049,712	(48,243,135)	4,638,740

NOTE 11 — REORGANIZATIONS

On July 21, 2012, Emerging Markets Equity ("Acquiring Fund") acquired all of the net assets of ING Emerging Countries Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on June 28, 2012. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and Fund holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on November 1, 2011, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the period ended October 31, 2012, are as follows:

Net investment income	$1,510,672
Net realized and unrealized loss on investments	$(9,819,258)
Net decrease in net assets resulting from operations	$(8,308,586)

37

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Capital Loss Carryforwards (000s)	Unrealized Depreciation (000s)	Conversion Ratio
Emerging Markets Equity	ING Emerging Countries Fund	$69,658	$50,882	$68,915	$(5,031)	2.1932

The net assets of Emerging Markets Equity after the acquisition were $120,539,512.

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund's most recent Prospectus and/or the Statement of Additional Information.

Investment by Funds-of-Funds (Certain Funds). Certain Funds' shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by Fund and will attempt to minimize any adverse effects on the Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds' investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Natural Resources). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of

38

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Emerging Markets Equity	$6,394,524	$6,565,011
Global Equity Dividend	514,782	536,278
Global Opportunities	1,354,121	1,414,713
International Growth	4,618,273	4,856,762

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Emerging Markets Equity Dividend	$382,759	$—	$—	$—
Emerging Markets Equity	759,516	2,752,628	784,177	240,369
Global Equity Dividend	331,061	—	1,560,268	—
Global Natural Resources	147,245	—	158,735	—
Global Opportunities	112,783	—	—	—
International Core	5,571,297	—	3,175,306	—
International Growth	2,651,331	—	3,049,712	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Ordinary Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Emerging Markets Equity Dividend	$381,966	$—	$3,219,851	$(116,039)	Short-term	2017
				(699,781)	Short-term	None
				(650,316)	Long-term	None
$(1,466,136)

39

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

	Undistributed	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Ordinary Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Emerging Markets Equity	$757,529	$2,751,276	$(1,571,703)	$(26,486,379)	Short-term	2015
				(41,200,730)	Short-term	2016
				$(67,687,109)
Global Equity Dividend	—	—	1,004,262	$(9,865,056)	Short-term	2016
				(71,676,150)	Short-term	2017
				$(81,541,206)
Global Natural Resources	89,371	—	7,436,381	$(14,439,138)	Short-term	2017
				(961,406)	Short-term	None
				$(15,400,544)
Global Opportunities	112,780	—	2,936,858	$(29,359,903)	Short-term	2016
				(80,200,325)	Short-term	2017
				$(109,560,228)
International Core	5,451,699	—	9,921,405	$(16,908,766)	Short-term	2019
				(10,062,053)	Short-term	None
				(5,364,250)	Long-term	None
				$(32,335,069)
International Growth	2,651,053	—	4,086,735	$(1,821,460)	Short-term	None
				(6,360,782)	Long-term	None
				$(8,182,242)

The Funds' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of April 30, 2013, no provision for income tax is required in the Funds' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission ("Commission" or "SEC") entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively "Respondents"). As part of the settlement, the Respondents have established the Distribution Fund ("Fund") for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the

Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds ("Distributable Amount") includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Global Natural Resources	$72,582

NOTE 16 — SUBSEQUENT EVENTS

Restructuring Plan

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. ("ING U.S."). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. ("ING Groep"), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To

40

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS (continued)

receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the "Form S-1") with the U.S. Securities and Exchange Commission ("SEC") to register an initial public offering of ING U.S. common stock (the "IPO"). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. In addition, shareholders of the Funds have been asked to approve new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of Emerging Markets Equity, International Core and International Growth approved new advisory agreements on May 13, 2013 and shareholders of Global Natural Resources approved a new advisory and affiliated sub-advisory agreement on June 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of ING U.S. Shareholders of Emerging Markets Equity Dividend, Global Equity Dividend and Global Opportunities have not yet approved new advisory and affiliated sub-advisory agreements.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser's and affiliated entities loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a stand-alone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

Proposals

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the "Nominees") for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, PatriciaW. Chadwick, Peter S. Drotch, J. Michael Earley, PatrickW. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serves as a director or trustee to other investment companies in the ING Fund complex. The Nominees

41

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS (continued)

were approved by shareholders on May 13, 2013. The election of the Nominees is effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Funds to consolidate the membership of the boards so that the same members serve oneach board in the ING Fund complex. The result is that all ING Funds will be governed by a board made up of the same individuals.

Line of Credit

Pursuant to an agreement dated May 24, 2013, all funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit with BNY for an aggregate amount of $200,000,000. This agreement supersedes the Credit Agreement that was in place at April 30, 2013.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

42

ING EMERGING MARKETS EQUITY  SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND FUND  AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.3%
		Australia: 1.1%
123,141		Pan Australian Resources Ltd.	$297,454	1.1
		Belgium: 1.2%
9,248		Oriflame Cosmetics S.A.	335,254	1.2
		Brazil: 10.5%
43,958		BM&F Bovespa S.A.	304,954	1.1
25,510		Cia Energetica de Minas Gerais ADR	327,293	1.2
8,364		Embraer SA ADR	292,154	1.0
17,652		Itau Unibanco Holding S.A.	296,090	1.1
16,844		Petroleo Brasileiro SA ADR	336,375	1.2
21,963		Porto Seguro SA	272,459	1.0
69,245	@	Tim Participacoes SA	289,336	1.0
33,514		Vale SA	544,231	2.0
61,300		Other Securities	242,963	0.9
			2,905,855	10.5
		Chile: 1.1%
15,697		Enersis SA ADR	296,359	1.1
		China: 17.0%
94,500		BOC Hong Kong Holdings Ltd.	325,664	1.2
454,000		China Communications Services Corp., Ltd.	332,591	1.2
395,960		China Construction Bank	332,333	1.2
30,000		China Mobile Ltd.	329,959	1.2
282,000		China Petroleum & Chemical Corp.	311,205	1.1
98,000		China Resources Power Holdings Co.	320,883	1.2
464,000		China Shanshui Cement Group Ltd.	263,140	1.0
162,000		China Shineway Pharmaceutical Group Ltd.	288,574	1.0
172,000		CNOOC Ltd.	322,168	1.2
235,000		Digital China Holdings Ltd.	296,694	1.1
378,000		Harbin Electric Co. Ltd.	290,574	1.0
459,140		Industrial and Commercial Bank of China Ltd.	323,650	1.2
316,000		Jiangsu Expressway Co. Ltd.	346,247	1.2
396,000		Zhejiang Expressway Co., Ltd.	311,380	1.1
1,499,000		Other Securities	300,285	1.1
			4,695,347	17.0
		Colombia: 0.8%
42,500		Other Securities	234,553	0.8
Shares			Value	Percentage of Net Assets
		Czech Republic: 2.2%
10,863		CEZ A/S	$315,149	1.1
1,574		Komercni Banka AS	301,398	1.1
			616,547	2.2
		Egypt: 1.1%
66,678		Commercial International Bank	294,146	1.1
		Hong Kong: 3.4%
3,000,000		Emperor Watch & Jewellery Ltd.	306,203	1.1
83,000		Hang Lung Properties Ltd.	323,176	1.2
98,000		Shanghai Industrial Holdings Ltd.	311,378	1.1
			940,757	3.4
		Hungary: 1.1%
2,001		Richter Gedeon Nyrt	297,030	1.1
		India: 0.8%
5,578		Other Securities	232,826	0.8
		Indonesia: 2.3%
591,000		Bank Negara Indonesia Persero Tbk PT	328,679	1.2
404,500		Indofood Sukses Makmur Tbk PT	306,166	1.1
			634,845	2.3
		Macau: 1.3%
120,000	@	Wynn Macau Ltd.	364,975	1.3
		Malaysia: 3.3%
231,124		Berjaya Sports Toto BHD	319,064	1.1
221,700		Gamuda BHD	296,785	1.1
184,700		IOI Corp. Bhd	305,355	1.1
			921,204	3.3
		Poland: 3.3%
60,455		PGE SA	314,183	1.2
27,141		Powszechna Kasa Oszczednosci Bank Polski S.A.	282,619	1.0
2,263		Powszechny Zaklad Ubezpieczen SA	312,137	1.1
			908,939	3.3
		Qatar: 2.4%
17,967		Commercial Bank of Qatar	320,870	1.2
6,998		Industries Qatar QSC	331,096	1.2
			651,966	2.4

See Accompanying Notes to Financial Statements
43

ING EMERGING MARKETS EQUITY  SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
	Russia: 6.7%
24,947	CTC Media, Inc.	$311,588	1.1
82,494	Gazprom OAO ADR	654,590	2.4
35,373	Mobile Telesystems OJSC	312,010	1.1
22,524	Phosagro OAO GDR	318,489	1.2
29,197	Other Securities	247,537	0.9
		1,844,214	6.7
	Singapore: 1.1%
18,000	United Overseas Bank Ltd.	312,791	1.1
	South Africa: 4.4%
29,175	Barloworld Ltd.	305,617	1.1
17,327	MTN Group Ltd.	312,683	1.1
7,218	Sasol Ltd.	312,659	1.1
23,127	Standard Bank Group Ltd.	289,191	1.1
		1,220,150	4.4
	South Korea: 11.4%
10,220	Hite Jinro Co. Ltd.	299,316	1.1
4,799	Hyundai Motor Co.	358,129	1.3
11,400	Kangwon Land, Inc.	322,639	1.2
9,283	KB Financial Group, Inc.	303,576	1.1
4,750	KT&G Corp.	342,028	1.2
1,056	POSCO	303,523	1.1
1,623	Samsung Fire & Marine Insurance Co. Ltd	334,001	1.2
8,630	Shinhan Financial Group Co., Ltd.	298,918	1.1
7,280	Woongjin Coway Co., Ltd.	368,859	1.3
2,953	Other Securities	237,749	0.8
		3,168,738	11.4
	Sweden: 1.1%
3,636	Millicom International Cellular S.A.	298,640	1.1
	Taiwan: 8.5%
158,000	Cheng Uei Precision Industry Co., Ltd.	315,231	1.1
497,597	Chinatrust Financial Holding Co., Ltd.	302,196	1.1
38,000	HTC Corp.	388,423	1.4
28,000	MediaTek, Inc.	341,700	1.2
182,000	Powertech Technology, Inc.	326,086	1.2
94,000	Taiwan Semiconductor Manufacturing Co., Ltd.	348,874	1.3
217,000	TXC Corp.	338,222	1.2
		2,360,732	8.5
	Thailand: 1.1%
28,100	PTT PCL	312,848	1.1
Shares			Value	Percentage of Net Assets
		Turkey: 1.2%
68,283		Turk Telekomunikasyon AS	$323,915	1.2
		United Kingdom: 2.8%
63,132		Eurasian Natural Resources Corp.	271,485	1.0
12,217		Standard Chartered PLC	307,470	1.1
87,611		Other Securities	198,519	0.7
			777,474	2.8
		United States: 1.1%
8,778		Southern Copper Corp.	292,571	1.1
		Total Common Stock (Cost $24,682,441)	25,540,130	92.3
EXCHANGE-TRADED FUNDS: 4.7%
205,100	@	iShares MSCI India	1,285,977	4.7
		Total Exchange- Traded Funds (Cost $1,258,308)	1,285,977	4.7
PREFERRED STOCK: 1.1%
		Russia: 1.1%
136,274		Sberbank of Russia	317,133	1.1
		Total Preferred Stock (Cost $267,940)	317,133	1.1
		Total Investments in Securities (Cost $26,208,689)	$27,143,240	98.1
		Assets in Excess of Other Liabilities	534,297	1.9
		Net Assets	$27,677,537	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

  Cost for federal income tax purposes is $26,469,112.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,692,611
Gross Unrealized Depreciation	(2,018,483)
Net Unrealized Appreciation	$674,128

See Accompanying Notes to Financial Statements
44

ING EMERGING MARKETS EQUITY  SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	23.6%
Materials	11.1
Industrials	9.7
Information Technology	9.3
Consumer Discretionary	9.3
Energy	8.9
Telecommunication Services	6.8
Utilities	5.8
Consumer Staples	5.7
Exchange-Traded Funds	4.7
Health Care	2.1
Telecommunications	1.1
Assets in Excess of Other Liabilities	1.9
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 04/30/13
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$297,454	$—	$297,454
Belgium	—	335,254	—	335,254
Brazil	2,905,855	—	—	2,905,855
Chile	296,359	—	—	296,359
China	—	4,639,890	55,457	4,695,347
Colombia	234,553	—	—	234,553
Czech Republic	—	616,547	—	616,547
Egypt	294,146	—	—	294,146
Hong Kong	—	940,757	—	940,757
Hungary	—	297,030	—	297,030
India	232,826	—	—	232,826
Indonesia	—	634,845	—	634,845
Macau	—	364,975	—	364,975
Malaysia	305,355	615,849	—	921,204
Poland	—	908,939	—	908,939
Qatar	—	651,966	—	651,966
Russia	1,284,667	559,547	—	1,844,214
Singapore	—	312,791	—	312,791
South Africa	305,617	914,533	—	1,220,150
South Korea	710,887	2,457,851	—	3,168,738
Sweden	—	298,640	—	298,640
Taiwan	—	2,360,732	—	2,360,732
Thailand	—	312,848	—	312,848
Turkey	—	323,915	—	323,915
United Kingdom	—	777,474	—	777,474
United States	292,571	—	—	292,571
Total Common Stock	6,862,836	18,621,837	55,457	25,540,130
Exchange-Traded Funds	1,285,977	—	—	1,285,977
Preferred Stock	—	317,133	—	317,133
Total Investments, at fair value	$8,148,813	$18,938,970	$55,457	$27,143,240

See Accompanying Notes to Financial Statements
45

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Argentina: 0.1%
25,900		Other Securities	$343,175	0.1
		Brazil: 14.6%
80,200		BRF SA ADR	1,991,366	0.8
40,690		Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	2,260,736	1.0
57,597	@	Cia de Bebidas das Americas ADR	2,420,226	1.0
180,000	@	Hypermarcas SA	1,437,661	0.6
255,690		Itau Unibanco Holding S.A. ADR	4,303,263	1.8
239,850		Petroleo Brasileiro SA ADR	4,642,205	1.9
65,000	@	Tim Participacoes SA ADR	1,355,900	0.6
346,496	@	Tim Participacoes SA	1,447,810	0.6
1,532,204		Other Securities	15,145,640	6.3
			35,004,807	14.6
		China: 19.7%
24,400	@	Baidu.com ADR	2,094,740	0.9
5,288,000		China Construction Bank	4,438,274	1.8
1,126,500		China Minsheng Banking Corp. Ltd	1,449,223	0.6
41,179		China Mobile Ltd. ADR	2,274,728	0.9
233,500		China Mobile Ltd.	2,568,177	1.1
2,014,500		China Petroleum & Chemical Corp.	2,223,131	0.9
6,500		CNOOC Ltd. ADR	1,217,710	0.5
1,206,000		CNOOC Ltd.	2,258,923	0.9
930,000		Dongfeng Motor Group Co., Ltd.	1,389,407	0.6
7,008,000		Industrial and Commercial Bank of China Ltd.	4,939,977	2.1
1,578,000		Lenovo Group Ltd.	1,443,524	0.6
6,600		PetroChina Co., Ltd. ADR	843,876	0.4
738,000		PetroChina Co., Ltd.	940,676	0.4
208,500		Ping An Insurance Group Co. of China Ltd.	1,654,842	0.7
27,100	@	Sohu.com, Inc.	1,394,024	0.6
12,596,808		Other Securities	16,173,624	6.7
			47,304,856	19.7
		Egypt: 0.1%
75,140		Other Securities	331,475	0.1
		Hong Kong: 0.3%
826,700		Other Securities	690,295	0.3
Shares			Value	Percentage of Net Assets
		Hungary: 0.3%
33,740		Other Securities	$704,434	0.3
		India: 6.5%
39,080		Infosys Ltd. ADR	1,631,199	0.7
233,253		Oil & Natural Gas Corp., Ltd.	1,417,078	0.6
151,506		Reliance Industries Ltd.	2,219,495	0.9
79,038	#	Reliance Industries Ltd. GDR	2,335,864	1.0
57,060		Tata Motors Ltd. ADR ADR	1,571,432	0.6
516,114		Other Securities	6,433,006	2.7
			15,608,074	6.5
		Indonesia: 0.3%
524,500		Other Securities	823,188	0.3
		Kazakhstan: 0.3%
40,518		Other Securities	727,298	0.3
		Macau: 0.5%
455,000		Other Securities	1,148,703	0.5
		Malaysia: 0.9%
1,634,300		Other Securities	2,222,190	0.9
		Mexico: 4.5%
138,727	@	Cemex SAB de CV ADR	1,560,679	0.6
241,728		Grupo Financiero Banorte	1,821,575	0.8
87,500		Grupo Televisa SAB ADR	2,215,500	0.9
941,630		Other Securities	5,193,542	2.2
			10,791,296	4.5
		Panama: 0.3%
5,635		Other Securities	707,643	0.3
		Poland: 2.1%
499,152		Other Securities	4,964,553	2.1
		Russia: 8.0%
71,461		Lukoil OAO ADR	4,530,627	1.9
129,402		Mobile Telesystems OJSC ADR	2,678,621	1.1
336,500		Rosneft Oil Co. GDR	2,307,897	0.9
330,995		Sberbank of Russia ADR	4,256,596	1.8
38,694		Tatneft ADR	1,468,094	0.6
286,739		Other Securities	3,992,434	1.7
			19,234,269	8.0

See Accompanying Notes to Financial Statements
46

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
	South Africa: 4.9%
45,148	Tiger Brands Ltd.	$1,406,212	0.6
1,211,754	Other Securities	10,434,004	4.3
		11,840,216	4.9
	South Korea: 17.2%
10,951	Hyundai Motor Co.	1,988,518	0.8
62,800	KB Financial Group, Inc. ADR	2,059,840	0.9
7,683	KCC Corp.	2,284,140	1.0
30,832	Kia Motors Corp.	1,537,935	0.6
18,989	LG Electronics, Inc.	1,522,024	0.6
1,035	Lotte Chilsung Beverage Co., Ltd.	1,615,564	0.7
4,658	Samsung Electronics Co., Ltd.	6,442,109	2.7
10,116	Samsung Electronics Co., Ltd. GDR	7,006,162	2.9
18,460	Samsung Life Insurance Co. Ltd.	1,819,583	0.8
10,906	SK Telecom Co., Ltd.	1,919,727	0.8
129,900	SK Telecom Co., Ltd. ADR	2,531,751	1.1
414,230	Other Securities	10,427,841	4.3
		41,155,194	17.2
	Taiwan: 8.5%
125,000	Asustek Computer, Inc.	1,455,919	0.6
26,001	Hon Hai Precision Industry Co., Ltd. GDR	133,384	0.1
1,264,400	Hon Hai Precision Industry Co., Ltd.	3,268,193	1.4
676,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,508,928	1.0
234,161	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,467,792	1.9
73,000	TPK Holding Co. Ltd	1,485,180	0.6
5,713,730	Other Securities	7,035,084	2.9
		20,354,480	8.5
	Thailand: 1.9%
1,752,827	Other Securities	4,519,951	1.9
	Turkey: 3.9%
348,008	Turkiye Garanti Bankasi A/S	1,925,500	0.8
130,350	Turkiye Halk Bankasi AS	1,423,324	0.6
406,984	Turkiye Is Bankasi	1,574,211	0.7
911,926	Other Securities	4,402,991	1.8
		9,326,026	3.9
Shares			Value	Percentage of Net Assets
		United Arab Emirates: 0.5%
124,522		Other Securities	$1,226,888	0.5
		United States: 3.1%
193,400		Avon Products, Inc.	4,479,144	1.9
120,300	@	Yahoo!, Inc.	2,975,019	1.2
			7,454,163	3.1
		Total Common Stock (Cost $220,143,315)	236,483,174	98.5
PREFERRED STOCK: 0.1%
		Brazil: 0.1%
950		Cia de Bebidas das Americas	39,743	0.1
		Total Preferred Stock (Cost $39,221)	39,743	0.1
		Total Long-Term Investments (Cost $220,182,536)	236,522,917	98.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
		Securities Lending Collateralcc(1): 2.7%
$1,559,194		BNP Paribas Bank, Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $1,559,200, collateralized by various U.S. Government Securities, 0.250%-0.875%, Market Value plus accrued interest $1,590,378, due 05/31/14-03/31/18)	$1,559,194	0.7
1,559,194		Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,559,202, collateralized by various U.S. Government Agency Obligations, 0.841%-6.500%, Market Value plus accrued interest $1,591,062, due 11/01/18-03/15/53)	1,559,194	0.7

See Accompanying Notes to Financial Statements
47

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
$1,559,194	Deutsche Bank AG, Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,559,201, collateralized by various U.S. Government Agency Obligations, 2.130%-7.500%, Market Value plus accrued interest $1,590,378, due 12/01/16-04/01/48)	$1,559,194	0.6
1,559,194	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,559,201, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,590,413, due 05/01/14-06/01/42)	1,559,194	0.6
328,235	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $328,236, collateralized by various U.S. Government Securities, 0.250%-2.750%, Market Value plus accrued interest $334,800, due 10/15/15-08/15/42)	328,235	0.1
		6,565,011	2.7
	Total Short-Term Investments (Cost $6,565,011)	6,565,011	2.7
	Total Investments in Securities (Cost $226,747,547)	$243,087,928	101.3
	Liabilities in Excess of Other Assets	(3,036,357)	(1.3)
	Net Assets	$240,051,571	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

  Cost for federal income tax purposes is $229,181,668.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$27,377,131
Gross Unrealized Depreciation	(13,470,871)
Net Unrealized Appreciation	$13,906,260
Sector Diversification	Percentage of Net Assets
Financials	24.6%
Information Technology	18.3
Energy	13.5
Consumer Staples	12.1
Telecommunication Services	9.6
Consumer Discretionary	8.9
Materials	6.2
Industrials	4.1
Utilities	1.0
Health Care	0.3
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
48

  SUMMARY PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 04/30/13
Asset Table
Investments, at fair value
Common Stock
Argentina	$343,175	$—	$—	$343,175
Brazil	30,701,544	4,303,263	—	35,004,807
China	10,546,739	36,758,117	—	47,304,856
Egypt	331,475	—	—	331,475
Hong Kong	—	690,295	—	690,295
Hungary	—	704,434	—	704,434
India	5,072,556	10,535,518	—	15,608,074
Indonesia	—	823,188	—	823,188
Kazakhstan	727,298	—	—	727,298
Macau	—	1,148,703	—	1,148,703
Malaysia	1,059,399	1,162,791	—	2,222,190
Mexico	10,791,296	—	—	10,791,296
Panama	707,643	—	—	707,643
Poland	—	4,964,553	—	4,964,553
Russia	13,669,946	5,564,323	—	19,234,269
South Africa	2,033,824	9,806,392	—	11,840,216
South Korea	7,721,255	33,433,939	—	41,155,194
Taiwan	4,467,792	15,886,688	—	20,354,480
Thailand	—	4,519,951	—	4,519,951
Turkey	713,834	8,612,192	—	9,326,026
United Arab Emirates	—	1,226,888	—	1,226,888
United States	7,454,163	—	—	7,454,163
Total Common Stock	96,341,939	140,141,235	—	236,483,174
Preferred Stock	39,743	—	—	39,743
Short-Term Investments	—	6,565,011	—	6,565,011
Total Investments, at fair value	$96,381,682	$146,706,246	$—	$243,087,928

(1)  For the six months ended April 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund's policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2013, securities valued at $298,338 and $3,898,299 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund's Statement of Operations for the six months ended April 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(111,713)
Total	$(111,713)

See Accompanying Notes to Financial Statements
49

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF APRIL 30, 2013 (UNAUDITED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Australia: 0.9%
50,449	Other Securities	$610,238	0.9
	Canada: 5.0%
9,100	Canadian Imperial Bank of Commerce	727,765	1.0
32,058	Shaw Communications, Inc. - Class B	729,972	1.0
57,873	Other Securities	2,136,261	3.0
		3,593,998	5.0
	China: 1.5%
12,114	China Mobile Ltd. ADR	669,177	1.0
107,000	Other Securities	368,742	0.5
		1,037,919	1.5
	France: 7.1%
37,189	Gaz de France	797,344	1.1
7,412	Sanofi	801,353	1.1
79,623	Other Securities	3,497,244	4.9
		5,095,941	7.1
	Germany: 4.4%
7,364	Bayer AG	769,881	1.1
12,788	DaimlerChrysler AG	709,031	1.0
62,167	Deutsche Telekom AG	736,316	1.0
45,351	Other Securities (a)	954,506	1.3
		3,169,734	4.4
	Hong Kong: 0.6%
59,000	Other Securities	428,470	0.6
	Italy: 1.9%
124,320	Other Securities	1,344,017	1.9
	Japan: 9.3%
13,900	Astellas Pharma, Inc.	810,163	1.1
111,900	Mitsubishi UFJ Financial Group, Inc.	759,224	1.1
49,600	Mitsui & Co., Ltd.	683,322	1.0
71,100	Nissan Motor Co., Ltd.	741,737	1.0
16,600	Sumitomo Mitsui Financial Group, Inc.	784,638	1.1
139,700	Other Securities	2,870,593	4.0
		6,649,677	9.3
	Luxembourg: 1.3%
76,366	ArcelorMittal	943,932	1.3
Shares			Value	Percentage of Net Assets
		Netherlands: 3.0%
31,151		Royal Dutch Shell PLC	$1,059,507	1.5
95,069		Other Securities	1,119,125	1.5
			2,178,632	3.0
		Singapore: 2.2%
249,000		Singapore Telecommunications Ltd.	795,382	1.1
46,000		United Overseas Bank Ltd.	799,355	1.1
			1,594,737	2.2
		Sweden: 1.7%
89,660		Other Securities	1,181,760	1.7
		Switzerland: 4.6%
27,134		Credit Suisse Group	753,541	1.1
15,083		Novartis AG	1,116,558	1.6
2,915		Roche Holding AG - Genusschein	729,743	1.0
2,428		Other Securities	678,484	0.9
			3,278,326	4.6
		Taiwan: 1.0%
38,697		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	738,339	1.0
		United Kingdom: 10.0%
102,656		BP PLC	743,860	1.0
12,000	@	Ensco PLC	692,160	1.0
67,816		HSBC Holdings PLC	742,720	1.0
19,730		Imperial Tobacco Group PLC	705,464	1.0
42,515		Prudential PLC	731,027	1.0
14,950		Rio Tinto PLC	686,506	1.0
342,624		Other Securities	2,863,022	4.0
			7,164,759	10.0
		United States: 43.1%
16,575		AbbVie, Inc.	763,279	1.1
6,900		Amgen, Inc.	719,049	1.0
1,552		Apple, Inc.	687,148	0.9
17,486		Bristol-Myers Squibb Co.	694,544	1.0
5,600		Chevron Corp.	683,256	1.0
12,550		Coach, Inc.	738,693	1.0
22,203		Dow Chemical Co.	752,904	1.0
19,100		Eli Lilly & Co.	1,057,758	1.5
11,800		ExxonMobil Corp.	1,050,082	1.5
31,189		Freeport-McMoRan Copper & Gold, Inc.	949,081	1.3
47,561		General Electric Co.	1,060,135	1.5

See Accompanying Notes to Financial Statements
50

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		United States (continued)
14,626		JPMorgan Chase & Co.	$716,820	1.0
7,664		McDonald's Corp.	782,801	1.1
28,500		Metlife, Inc.	1,111,215	1.5
34,025		Microsoft Corp.	1,126,227	1.6
12,486		Occidental Petroleum Corp.	1,114,500	1.5
25,247		Pfizer, Inc.	733,930	1.0
10,300		PNC Financial Services Group, Inc.	699,164	1.0
21,492		PPL Corp.	717,403	1.0
25,703		Spectra Energy Corp.	810,416	1.1
16,700		St. Jude Medical, Inc.	688,374	1.0
7,450		Time Warner Cable, Inc.	699,481	1.0
24,074	@	Tyco International Ltd.	773,257	1.1
18,115		UGI Corp.	742,353	1.0
20,000		Wells Fargo & Co.	759,600	1.1
322,729		Other Securities (a)	10,293,213	14.3
			30,924,683	43.1
		Total Common Stock (Cost $61,557,412)	69,935,162	97.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
		Securities Lending Collateralcc(1): 0.7%
$536,278		Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $536,280, collateralized by various U.S. Government Securities, 0.125%-6.000%, Market Value plus accrued interest $547,004, due 07/31/13-11/15/42) (Cost $536,278)	$536,278	0.7
		Total Short-Term Investments (Cost $536,278)	536,278	0.7
		Total Investments in Securities (Cost $62,093,690)	$70,471,440	98.3
		Assets in Excess of Other Liabilities	1,201,679	1.7
		Net Assets	$71,673,119	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $62,363,664.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,434,495
Gross Unrealized Depreciation	(2,326,719)
Net Unrealized Appreciation	$8,107,776
Sector Diversification	Percentage of Net Assets
Financials	19.2%
Health Care	13.1
Industrials	11.9
Energy	11.4
Consumer Discretionary	10.1
Information Technology	9.4
Consumer Staples	6.9
Materials	6.2
Utilities	5.3
Telecommunication Services	4.1
Short-Term Investments	0.7
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements
51

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 04/30/13
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$610,238	$—	$610,238
Canada	3,593,998	—	—	3,593,998
China	669,177	368,742	—	1,037,919
France	—	5,095,941	—	5,095,941
Germany	—	3,169,734	—	3,169,734
Hong Kong	—	428,470	—	428,470
Italy	—	1,344,017	—	1,344,017
Japan	—	6,649,677	—	6,649,677
Luxembourg	—	943,932	—	943,932
Netherlands	—	2,178,632	—	2,178,632
Singapore	—	1,594,737	—	1,594,737
Sweden	—	1,181,760	—	1,181,760
Switzerland	—	3,278,326	—	3,278,326
Taiwan	738,339	—	—	738,339
United Kingdom	692,160	6,472,599	—	7,164,759
United States	30,924,683	—	—	30,924,683
Total Common Stock	36,618,357	33,316,805	—	69,935,162
Short-Term Investments	—	536,278	—	536,278
Total Investments, at fair value	$36,618,357	$33,853,083	$—	$70,471,440

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
52

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND  AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Canada: 10.9%
71,200		Alamos Gold, Inc.	$994,376	1.1
50,100		Canadian Natural Resources Ltd.	1,469,934	1.7
42,800	@	Dominion Diamond Corp.	678,461	0.8
63,508		GoldCorp, Inc.	1,878,567	2.1
30,700	@	MEG Energy Corp.	878,231	1.0
60,700		Suncor Energy, Inc.	1,890,805	2.2
283,467		Other Securities	1,768,802	2.0
			9,559,176	10.9
		France: 1.1%
9,242		Technip S.A.	991,300	1.1
		Netherlands: 1.0%
13,473		Royal Dutch Shell PLC - Class A ADR	915,760	1.0
		Norway: 1.0%
36,400		Statoil ASA ADR	891,800	1.0
		United Kingdom: 1.5%
44,627		Other Securities	1,313,839	1.5
		United States: 82.6%
41,200		Anadarko Petroleum Corp.	3,492,112	4.0
108,409		Arch Coal, Inc.	525,784	0.6
37,900	@	Basic Energy Services, Inc.	520,367	0.6
27,800	@	Cameron International Corp.	1,711,090	1.9
10,300		Celanese Corp.	508,923	0.6
65,067		Chevron Corp.	7,938,825	9.0
11,400		Cimarex Energy Co.	834,252	0.9
21,200	@	Cobalt International Energy, Inc.	592,328	0.7
7,700	@	Concho Resources, Inc.	663,201	0.7
14,500		ConocoPhillips	876,525	1.0
26,400		Consol Energy, Inc.	888,096	1.0
10,878	@	Continental Resources, Inc.	869,370	1.0
15,600		Domtar Corp.	1,084,356	1.2
22,400	@	Energy XXI Bermuda Ltd.	509,376	0.6
23,000		EOG Resources, Inc.	2,786,680	3.2
89,864		ExxonMobil Corp.	7,996,997	9.1
27,200	@	Forum Energy Technologies, Inc.	756,432	0.9
59,900		Freeport-McMoRan Copper & Gold, Inc.	1,822,757	2.1
77,728		Halliburton Co.	3,324,426	3.8
15,900		Hess Corp.	1,147,662	1.3
12,000		HollyFrontier Corp.	593,400	0.7
36,809		International Paper Co.	1,729,287	2.0
50,600		Marathon Oil Corp.	1,653,102	1.9
Shares			Value	Percentage of Net Assets
14,800		Mosaic Co.	$911,532	1.0
33,300	@	Newfield Exploration Co.	725,607	0.8
23,200		Newmont Mining Corp.	751,680	0.9
29,600	@	Noble Corp.	1,110,000	1.3
17,700	@	Oasis Petroleum, Inc.	605,871	0.7
59,200		Occidental Petroleum Corp.	5,284,192	6.0
14,450		Phillips 66	880,727	1.0
11,900		Pioneer Natural Resources Co.	1,454,537	1.6
14,800	@	Plains Exploration & Production Co.	668,960	0.8
23,300		Range Resources Corp.	1,713,016	1.9
32,800	@	Rowan Companies PLC	1,066,984	1.2
13,300		Royal Gold, Inc.	739,214	0.8
81,060		Schlumberger Ltd.	6,033,296	6.9
15,000		SM Energy Co.	915,000	1.0
19,000	@	Southwestern Energy Co.	710,980	0.8
41,900	@	Superior Energy Services	1,156,021	1.3
22,900	@	Unit Corp.	962,487	1.1
29,100		Valero Energy Corp.	1,173,312	1.3
174,100		Other Securities	2,995,004	3.4
			72,683,768	82.6
		Total Common Stock (Cost $74,710,394)	86,355,643	98.1
SHORT-TERM INVESTMENTS: 2.2%
		Mutual Funds: 2.2%
1,916,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,916,000)	1,916,000	2.2
		Total Short-Term Investments (Cost $1,916,000)	1,916,000	2.2
		Total Investments in Securities (Cost $76,626,394)	$88,271,643	100.3
		Liabilities in Excess of Other Assets	(260,788)	(0.3)
		Net Assets	$88,010,855	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $79,107,270.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,843,471
Gross Unrealized Depreciation	(6,679,098)
Net Unrealized Appreciation	$9,164,373

See Accompanying Notes to Financial Statements
53

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	29.6%
Oil & Gas Exploration & Production	20.7
Oil & Gas Equipment & Services	16.5
Gold	4.4
Diversified Metals & Mining	3.7
Energy	3.8
Oil & Gas Refining & Marketing	3.4
Paper Products	3.2
Oil & Gas Drilling	2.3
Materials	2.1
Coal & Consumable Fuels	1.6
Oil & Gas	1.2
Fertilizers & Agricultural Chemicals	1.0
Oil&Gas	1.0
Mining	0.9
Retail	0.8
Precious Metals & Minerals	0.5
Industrials	0.5
Oil & Gas Storage & Transportation	0.5
Steel	0.4
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 04/30/13
Asset Table
Investments, at fair value
Common Stock
Canada	$9,559,176	$—	$—	$9,559,176
France	—	991,300	—	991,300
Netherlands	915,760	—	—	915,760
Norway	891,800	—	—	891,800
United Kingdom	—	1,313,839	—	1,313,839
United States	72,683,768	—	—	72,683,768
Total Common Stock	84,050,504	2,305,139	—	86,355,643
Short-Term Investments	1,916,000	—	—	1,916,000
Total Investments, at fair value	$85,966,504	$2,305,139	$—	$88,271,643

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
54

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND  AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 0.5%
11,543		Other Securities (a)	$237,093	0.5
		Brazil: 1.3%
62,374		Other Securities	589,112	1.3
		Cambodia: 0.2%
120,000		Other Securities	95,407	0.2
		Canada: 5.3%
30,560		Barrick Gold Corp.	602,338	1.4
20,685		GoldCorp, Inc.	611,862	1.4
10,814		Potash Corp. of Saskatchewan	455,269	1.0
14,928		Suncor Energy, Inc.	465,421	1.0
17,245		Other Securities	206,779	0.5
			2,341,669	5.3
		China: 6.2%
115,000		China Resources Enterprise	394,811	0.9
372,000		Guangdong Investment Ltd.	360,161	0.8
1,297,002		Other Securities	1,974,428	4.5
			2,729,400	6.2
		Colombia: 0.5%
11,233		Other Securities	237,494	0.5
		France: 2.8%
22,982		AXA S.A.	430,375	1.0
3,078		LVMH Moet Hennessy Louis Vuitton S.A.	533,371	1.2
8,013		Other Securities	281,671	0.6
			1,245,417	2.8
		Germany: 3.3%
28,921	L	Aixtron AG	414,578	0.9
3,573		Bayer AG	373,545	0.9
16,789		Other Securities	670,363	1.5
			1,458,486	3.3
		Hong Kong: 2.0%
1,264,600		Other Securities	893,760	2.0
		India: 3.1%
31,404		Housing Development Finance Corp.	494,688	1.1
57,739		ITC Ltd.	352,813	0.8
95,907		Other Securities	501,997	1.2
			1,349,498	3.1
Shares			Value	Percentage of Net Assets
		Indonesia: 2.7%
625,530		Astra International Tbk PT	$473,306	1.1
1,584,828		Other Securities	725,855	1.6
			1,199,161	2.7
		Israel: 1.3%
8,070	@	Check Point Software Technologies	376,223	0.9
3,669		Other Securities (a)	187,046	0.4
			563,269	1.3
		Japan: 5.4%
9,900		Astellas Pharma, Inc.	577,022	1.3
8,800		Toyota Motor Corp.	510,733	1.2
78,300		Other Securities	1,281,949	2.9
			2,369,704	5.4
		Malaysia: 0.5%
206,800		Other Securities	199,320	0.5
		Netherlands: 4.3%
18,757		CSM	419,867	1.0
17,427		Royal Dutch Shell PLC	592,727	1.3
202,672		Other Securities	868,352	2.0
			1,880,946	4.3
		Norway: 0.8%
15,750		Telenor ASA	354,925	0.8
		Peru: 0.6%
1,794		Other Securities	270,158	0.6
		Philippines: 0.5%
75,170		Other Securities	216,968	0.5
		Poland: 0.4%
16,373		Other Securities	170,492	0.4
		Russia: 1.0%
36,937		Other Securities (a)	424,982	1.0
		Singapore: 1.2%
59,000		Oversea-Chinese Banking Corp.	520,851	1.2
		South Korea: 1.5%
474		Samsung Electronics Co., Ltd.	655,552	1.5

See Accompanying Notes to Financial Statements
55

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Switzerland: 5.5%
23,244		ABB Ltd.	$527,102	1.2
15,817		Novartis AG	1,170,894	2.7
10,915		Other Securities	723,042	1.6
			2,421,038	5.5
		United Kingdom: 10.1%
31,617		BG Group PLC	533,737	1.2
80,436		BP PLC	582,851	1.3
70,155		HSBC Holdings PLC	768,337	1.8
25,073		Imperial Tobacco Group PLC	896,507	2.0
14,032		Shire PLC	437,405	1.0
17,821		Standard Chartered PLC	448,508	1.0
55,997		Other Securities	790,020	1.8
			4,457,365	10.1
		United States: 36.2%
8,043	@	Adobe Systems, Inc.	362,578	0.8
10,076		Amgen, Inc.	1,050,020	2.4
1,410		Apple, Inc.	624,278	1.4
17,653		Blackstone Group LP	362,769	0.8
8,657		Boeing Co.	791,336	1.8
3,669	@	Celgene Corp.	433,199	1.0
13,708		Citigroup, Inc.	639,615	1.4
7,503		Coach, Inc.	441,627	1.0
874	@	Google, Inc. - Class A	720,674	1.6
11,476		Halliburton Co.	490,829	1.1
14,332		KBR, Inc.	431,107	1.0
11,837		Mead Johnson Nutrition Co.	959,862	2.2
3,360		Monsanto Co.	358,915	0.8
12,922	@	NetApp, Inc.	450,849	1.0
4,163		Occidental Petroleum Corp.	371,589	0.8
20,707		Pfizer, Inc.	601,952	1.4
15,502	@	Quanta Services, Inc.	425,995	1.0
4,692		Schlumberger Ltd.	349,226	0.8
6,634		Thermo Fisher Scientific, Inc.	535,231	1.2
13,672		Yum! Brands, Inc.	931,337	2.1
157,926		Other Securities (a)	4,659,935	10.6
			15,992,923	36.2
		Total Common Stock (Cost $36,356,505)	42,874,990	97.2
EXCHANGE-TRADED FUNDS: 1.5%
6,355		SPDR S&P Biotech ETF	672,423	1.5
		Total Exchange- Traded Funds (Cost $316,383)	672,423	1.5
		Total Long-Term Investments (Cost $36,672,888)	43,547,413	98.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Securities Lending Collateralcc(1): 3.2%
$414,713	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $414,715, collateralized by various U.S. Government Securities, 0.125%- 6.000%, Market Value plus accrued interest $423,007, due 07/31/13- 11/15/42)	$414,713	0.9
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 03/28/13, 0.20%, due 05/01/13 (Repurchase Amount $1,000,186, collateralized by various U.S. Government Agency Obligations, 1.378%-6.500%, Market Value plus accrued interest $1,020,101, due 06/01/17-03/01/48)	1,000,000	2.3
		1,414,713	3.2
	Total Short-Term Investments (Cost $1,414,713)	1,414,713	3.2
	Total Investments in Securities (Cost $38,087,601)	$44,962,126	101.9
	Liabilities in Excess of Other Assets	(828,473)	(1.9)
	Net Assets	$44,133,653	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at April 30, 2013.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $38,445,676.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,271,626
Gross Unrealized Depreciation	(2,755,176)
Net Unrealized Appreciation	$6,516,450

See Accompanying Notes to Financial Statements
56

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Sector Diversification	Percentage of Net Assets
Information Technology	15.4%
Financials	15.3
Health Care	14.5
Energy	11.6
Consumer Discretionary	11.5
Consumer Staples	9.9
Materials	9.1
Industrials	8.1
Exchange-Traded Funds	1.5
Utilities	1.0
Telecommunication Services	0.8
Short-Term Investments	3.2
Liabilities in Excess of Other Assets	(1.9)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 04/30/13
Asset Table
Investments, at fair value
Common Stock
Australia	$237,093	$—	$—	$237,093
Brazil	589,112	—	—	589,112
Cambodia	—	95,407	—	95,407
Canada	2,341,669	—	—	2,341,669
China	345,718	2,383,682	—	2,729,400
Colombia	237,494	—	—	237,494
France	—	1,245,417	—	1,245,417
Germany	—	1,458,486	—	1,458,486
Hong Kong	—	893,760	—	893,760
India	236,916	1,112,582	—	1,349,498
Indonesia	—	1,199,161	—	1,199,161
Israel	563,269	—	—	563,269
Japan	—	2,369,704	—	2,369,704
Malaysia	—	199,320	—	199,320
Netherlands	—	1,880,946	—	1,880,946
Norway	—	354,925	—	354,925
Peru	270,158	—	—	270,158
Philippines	—	216,968	—	216,968
Poland	—	170,492	—	170,492
Russia	184,219	240,763	—	424,982
Singapore	—	520,851	—	520,851
South Korea	—	655,552	—	655,552
Switzerland	—	2,421,038	—	2,421,038
United Kingdom	—	4,457,365	—	4,457,365
United States	15,992,923	—	—	15,992,923
Total Common Stock	20,998,571	21,876,419	—	42,874,990
Exchange-Traded Funds	672,423	—	—	672,423
Short-Term Investments	—	1,414,713	—	1,414,713
Total Investments, at fair value	$21,670,994	$23,291,132	$—	$44,962,126

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
57

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Argentina: 0.2%
11,600		Other Securities	$1,166,844	0.2
		Australia: 1.0%
525,612		Other Securities	4,810,785	1.0
		Austria: 0.3%
43,986		Other Securities	1,378,683	0.3
		Belgium: 1.9%
79,509		Anheuser-Busch InBev Worldwide, Inc.	7,638,478	1.6
31,053		Other Securities	1,439,189	0.3
			9,077,667	1.9
		Brazil: 2.5%
210,475		Itau Unibanco Holding S.A. ADR	3,542,294	0.7
484,789		Other Securities	8,632,745	1.8
			12,175,039	2.5
		Canada: 5.4%
87,611		Canadian National Railway Co.	8,577,173	1.8
48,239	@	Lululemon Athletica, Inc.	3,672,435	0.8
65,700		Tim Hortons, Inc.	3,559,388	0.7
322,975		Other Securities	10,332,296	2.1
			26,141,292	5.4
		China: 5.3%
1,034,600		China Pacific Insurance Group Co., Ltd.	3,728,947	0.8
1,870,248		CNOOC Ltd.	3,503,105	0.7
5,872,651		Industrial and Commercial Bank of China Ltd.	4,139,663	0.9
8,665,182		Other Securities	14,053,465	2.9
			25,425,180	5.3
		Colombia: 0.1%
61,006		Other Securities	427,858	0.1
		Denmark: 1.3%
34,318		Novo-Nordisk A/S	6,040,820	1.3
		Finland: 0.5%
27,988		Other Securities	2,473,818	0.5
Shares			Value	Percentage of Net Assets
		France: 10.8%
83,922		Air Liquide	$10,632,603	2.2
278,785		AXA S.A.	5,220,703	1.1
81,700		BNP Paribas	4,555,423	0.9
32,480		LVMH Moet Hennessy Louis Vuitton S.A.	5,628,290	1.2
63,307		Publicis Groupe	4,402,265	0.9
19,564		Unibail-Rodamco SE	5,114,316	1.0
328,149		Other Securities	16,786,316	3.5
			52,339,916	10.8
		Germany: 5.9%
46,413		Adidas AG	4,853,279	1.0
103,069		Deutsche Bank AG	4,744,579	1.0
66,288		Fresenius Medical Care AG & Co. KGaA	4,566,966	1.0
55,953		SAP AG	4,460,684	0.9
38,369		Siemens AG	4,009,063	0.8
86,068		Other Securities	5,960,338	1.2
			28,594,909	5.9
		Hong Kong: 3.3%
1,961,936		AIA Group Ltd.	8,727,593	1.8
238,661		Hong Kong Exchanges and Clearing Ltd.	4,025,151	0.9
938,420		Other Securities	2,991,831	0.6
			15,744,575	3.3
		India: 0.9%
541,514		Other Securities	4,314,053	0.9
		Ireland: 0.8%
44,921	@	Accenture PLC	3,658,366	0.8
		Israel: 0.4%
47,607		Other Securities	1,919,558	0.4
		Italy: 2.3%
1,318,857		Snam Rete Gas S.p.A.	6,490,262	1.3
1,385,588		Other Securities	4,779,768	1.0
			11,270,030	2.3
		Japan: 16.4%
23,028		Fanuc Ltd.	3,476,126	0.7
114,300		Japan Tobacco, Inc.	4,320,682	0.9
171,059		Komatsu Ltd.	4,686,669	1.0
1,929,725		Mitsubishi UFJ Financial Group, Inc.	13,092,885	2.7
86,904		Softbank Corp.	4,309,912	0.9
106,757		Toyota Motor Corp.	6,195,947	1.3
2,520,421		Other Securities	43,081,878	8.9
			79,164,099	16.4

See Accompanying Notes to Financial Statements
58

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
	Malaysia: 0.1%
355,400	Other Securities	$342,544	0.1
	Mexico: 1.0%
1,474,026	Other Securities	4,752,832	1.0
	Netherlands: 1.4%
156,628	Other Securities	6,758,870	1.4
	Norway: 0.2%
29,151	Other Securities	990,621	0.2
	Panama: 0.3%
10,000	Other Securities	1,255,800	0.3
	Poland: 0.1%
26,409	Other Securities	594,031	0.1
	Portugal: 0.8%
756,760	Other Securities	3,757,791	0.8
	Russia: 0.1%
54,200	Other Securities	697,012	0.1
	South Korea: 1.0%
3,585	Samsung Electronics Co., Ltd.	4,958,128	1.0
	Spain: 0.9%
255,120	Other Securities	4,318,030	0.9
	Sweden: 1.5%
92,409	Assa Abloy AB	3,698,096	0.8
101,043	Hennes & Mauritz AB	3,588,405	0.7
		7,286,501	1.5
	Switzerland: 8.6%
162,721	Julius Baer Group Ltd.	6,486,771	1.3
67,993	Novartis AG	5,033,358	1.0
58,772	Roche Holding AG - Genusschein	14,713,019	3.1
8,100	Syngenta AG	3,462,907	0.7
201,371	Other Securities	11,827,187	2.5
		41,523,242	8.6
	Taiwan: 0.8%
985,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,655,760	0.8
Shares			Value	Percentage of Net Assets
		United Arab Emirates: 0.1%
143,823		Other Securities	$692,563	0.1
		United Kingdom: 17.8%
705,336		BP PLC	5,110,967	1.1
67,540		British American Tobacco PLC	3,744,097	0.8
126,359		Diageo PLC	3,858,700	0.8
427,781		HSBC Holdings PLC	4,681,797	1.0
104,187		Imperial Tobacco Group PLC	3,725,297	0.8
845,131		Kingfisher PLC	4,118,013	0.8
433,974		National Grid PLC	5,531,958	1.1
74,333		Reckitt Benckiser PLC	5,426,380	1.1
479,217	@	Rolls-Royce Holdings PLC	8,424,301	1.7
186,400		Standard Chartered PLC	4,691,206	1.0
62,937,107		Other Securities	36,729,195	7.6
			86,041,911	17.8
		United States: 2.1%
65,901		Schlumberger Ltd.	4,905,011	1.0
50,680		Yum! Brands, Inc.	3,452,322	0.7
57,213		Other Securities	2,030,529	0.4
			10,387,862	2.1
		Total Common Stock (Cost $418,368,518)	464,136,990	96.1
EXCHANGE-TRADED FUNDS: 0.4%
66,100		Other Securities	1,773,146	0.4
		Total Exchange- Traded Funds (Cost $1,668,676)	1,773,146	0.4
PREFERRED STOCK: 0.4%
		Germany: 0.4%
37,448		Other Securities	2,224,671	0.4
		Total Preferred Stock (Cost $2,351,326)	2,224,671	0.4
RIGHTS: 0.0%
		Spain: 0.0%
34		Other Securities	5	0.0
		Total Rights (Cost $6)	5	0.0
WARRANTS: 0.2%
		Materials: 0.2%
	124,140	Other Securities	870,640	0.2
		Total Warrants (Cost $837,945)	870,640	0.2
		Total Long-Term Investments (Cost $423,226,471)	469,005,452	97.1

See Accompanying Notes to Financial Statements
59

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Mutual Funds: 3.6%
17,367,719	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $17,367,719)	$17,367,719	3.6
	Total Short-Term Investments (Cost $17,367,719)	17,367,719	3.6
	Total Investments in Securities (Cost $440,594,190)	$486,373,171	100.7
	Liabilities in Excess of Other Assets	(3,363,296)	(0.7)
	Net Assets	$483,009,875	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $444,461,473.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$53,882,775
Gross Unrealized Depreciation	(11,971,077)
Net Unrealized Appreciation	$41,911,698
Sector Diversification	Percentage of Net Assets
Financials	23.8%
Consumer Discretionary	15.6
Industrials	13.4
Consumer Staples	10.4
Health Care	9.6
Information Technology	7.8
Materials	6.2
Energy	5.5
Telecommunication Services	2.8
Utilities	1.6
Exchange-Traded Funds	0.4
Rights	0.0
Short-Term Investments	3.6
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 04/30/13
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,166,844	$—	$—	$1,166,844
Australia	—	4,810,785	—	4,810,785
Austria	—	1,378,683	—	1,378,683
Belgium	—	9,077,667	—	9,077,667
Brazil	8,632,745	3,542,294	—	12,175,039
Canada	26,141,292	—	—	26,141,292
China	2,844,211	22,580,969	—	25,425,180
Colombia	—	427,858	—	427,858
Denmark	—	6,040,820	—	6,040,820
Finland	—	2,473,818	—	2,473,818
France	5,114,316	47,225,600	—	52,339,916
Germany	—	28,594,909	—	28,594,909
Hong Kong	170,734	15,573,841	—	15,744,575
India	954,408	3,359,645	—	4,314,053
Ireland	3,658,366	—	—	3,658,366
Israel	1,919,558	—	—	1,919,558
Italy	—	11,270,030	—	11,270,030
Japan	—	79,164,099	—	79,164,099
Malaysia	—	342,544	—	342,544
Mexico	4,752,832	—	—	4,752,832
Netherlands	3,555,096	3,203,774	—	6,758,870
Norway	—	990,621	—	990,621
Panama	1,255,800	—	—	1,255,800
Poland	—	594,031	—	594,031

See Accompanying Notes to Financial Statements
60

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 04/30/13
Portugal	$—	$3,757,791	$—	$3,757,791
Russia	697,012	—	—	697,012
South Korea	—	4,958,128	—	4,958,128
Spain	—	4,318,030	—	4,318,030
Sweden	—	7,286,501	—	7,286,501
Switzerland	—	41,523,242	—	41,523,242
Taiwan	—	3,655,760	—	3,655,760
United Arab Emirates	692,563	—	—	692,563
United Kingdom	1,182,217	84,859,694	—	86,041,911
United States	10,387,862	—	—	10,387,862
Total Common Stock	73,125,856	391,011,134	—	464,136,990
Exchange-Traded Funds	1,773,146	—	—	1,773,146
Preferred Stock	—	2,224,671	—	2,224,671
Rights	—	5	—	5
Warrants	—	870,640	—	870,640
Short-Term Investments	17,367,719	—	—	17,367,719
Total Investments, at fair value	$92,266,721	$394,106,450	$—	$486,373,171
Other Financial Instruments+
Forward Foreign Currency Contracts	—	825,167	—	825,167
Total Assets	$92,266,721	$394,931,617	$—	$487,198,338
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(519,818)	$—	$(519,818)
Total Liabilities	$—	$(519,818)	$—	$(519,818)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

At April 30, 2013, the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	Japanese Yen	11,517,423	Buy	05/07/13	$117,940	$118,148	$208
State Street Bank	EU Euro	3,200,800	Buy	05/08/13	4,225,584	4,215,462	(10,122)
							$(9,914)
Credi Suisse Group AG	Japanese Yen	1,493,163	Sell	05/07/13	$15,290	$15,317	$(27)
State Street Bank	Japanese Yen	319,563,800	Sell	07/08/13	3,210,409	3,279,272	(68,863)
State Street Bank	Japanese Yen	621,231,000	Sell	07/08/13	6,289,737	6,374,895	(85,158)
State Street Bank	Japanese Yen	463,202,500	Sell	07/08/13	4,756,776	4,753,251	3,525
State Street Bank	EU Euro	14,660,900	Sell	10/29/13	19,088,052	19,334,160	(246,108)
State Street Bank	Japanese Yen	287,365,100	Sell	07/08/13	2,995,414	2,948,858	46,556
State Street Bank	EU Euro	3,200,800	Sell	05/08/13	4,105,922	4,215,462	(109,540)
State Street Bank	Japanese Yen	672,751,400	Sell	07/08/13	7,678,461	6,903,583	774,878
							$315,263

See Accompanying Notes to Financial Statements
61

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$825,167
Total Asset Derivatives		$825,167
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$519,818
Total Liability Derivatives		$519,818

The effect of derivative instruments on the Fund's Statement of Operations for the six months ended April 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$441,656
Total	$441,656
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$189,126
Total	$189,126

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
62

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND  AS OF APRIL 30, 2013 (UNAUDITED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Australia: 6.8%
367,181	Aristocrat Leisure Ltd.	$1,500,692	0.8
29,754	Cochlear Ltd.	2,037,448	1.2
145,044	Seek Ltd.	1,682,797	1.0
197,349	Treasury Wine Estates Ltd.	1,196,119	0.7
388,783	Other Securities	5,330,737	3.1
		11,747,793	6.8
	Belgium: 0.8%
20,832	Other Securities	1,374,020	0.8
	Brazil: 2.2%
332,100	Other Securities	3,815,942	2.2
	Canada: 1.6%
103,800	Other Securities	2,829,923	1.6
	China: 4.7%
33,603	Mindray Medical International Ltd. ADR	1,326,983	0.8
168,000	Tsingtao Brewery Co., Ltd.	1,126,881	0.6
1,758,072	Other Securities	5,664,953	3.3
		8,118,817	4.7
	Denmark: 3.3%
30,237	Carlsberg A/S	2,811,085	1.6
10,641	Novo-Nordisk A/S	1,873,080	1.1
29,001	Other Securities	1,003,758	0.6
		5,687,923	3.3
	Finland: 1.0%
19,876	Kone OYJ	1,756,810	1.0
	France: 3.6%
25,797	Legrand S.A.	1,203,909	0.7
119,576	Other Securities	5,015,326	2.9
		6,219,235	3.6
	Germany: 3.0%
12,195	Adidas AG	1,275,197	0.8
69,413	Other Securities	3,821,626	2.2
		5,096,823	3.0
Shares		Value	Percentage of Net Assets
	Hong Kong: 3.8%
390,000	Cafe de Coral Holdings Ltd.	$1,239,339	0.7
42,500	Jardine Strategic Holdings Ltd.	1,659,598	1.0
1,235,100	Other Securities	3,575,570	2.1
		6,474,507	3.8
	India: 1.7%
339,729	Other Securities	2,968,929	1.7
	Indonesia: 0.3%
202,000	Other Securities	537,074	0.3
	Ireland: 0.4%
7,900	Other Securities	643,376	0.4
	Israel: 0.4%
126,604	Other Securities	717,845	0.4
	Italy: 1.5%
131,975	Fiat Industrial SpA	1,490,301	0.9
36,409	Other Securities	1,103,203	0.6
		2,593,504	1.5
	Japan: 14.0%
58,800	Asahi Group Holdings, Ltd.	1,462,213	0.9
4,900	Fast Retailing Co., Ltd.	1,796,899	1.0
45,300	Kao Corp.	1,566,386	0.9
98,000	Mitsui Sumitomo Insurance Group Holdings, Inc.	2,629,407	1.5
77,300	Namco Bandai Holdings, Inc.	1,408,903	0.8
54,300	Olympus Corp.	1,363,353	0.8
21,100	Shimano, Inc.	1,837,910	1.1
73,600	THK Co., Ltd.	1,550,105	0.9
359,485	Other Securities	10,514,668	6.1
		24,129,844	14.0
	Malaysia: 0.4%
571,400	Other Securities	746,602	0.4
	Mexico: 0.1%
12,788	Other Securities	231,141	0.1
	Netherlands: 1.1%
67,471	Other Securities	1,912,427	1.1

See Accompanying Notes to Financial Statements
63

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Norway: 0.3%
22,590		Other Securities	$487,679	0.3
		Oman: 0.1%
112,906		Other Securities	181,545	0.1
		Russia: 0.4%
46,857		Other Securities	617,753	0.4
		Singapore: 1.0%
95,775		United Overseas Bank Ltd.	1,664,310	1.0
		South Africa: 0.8%
203,120		Other Securities	1,361,100	0.8
		South Korea: 1.5%
2,694		Samsung Electronics Co., Ltd. GDR	1,865,816	1.1
2,620		Other Securities	684,816	0.4
			2,550,632	1.5
		Spain: 1.9%
197,763		Distribuidora Internacional de Alimentacion SA	1,532,943	0.9
91,491		Other Securities	1,712,808	1.0
			3,245,751	1.9
		Sweden: 5.7%
84,456		Atlas Copco AB - Class B	2,015,073	1.1
44,948		Kinnevik Investment AB	1,178,400	0.7
80,013		Scania AB - B Shares	1,711,183	1.0
64,089		Svenska Handelsbanken AB	2,921,700	1.7
77,627		Other Securities	2,080,187	1.2
			9,906,543	5.7
		Switzerland: 10.7%
41,682		Credit Suisse Group	1,157,565	0.7
5,034		Geberit AG - Reg	1,230,221	0.7
6,206	@	Mettler Toledo International, Inc.	1,296,806	0.7
48,856		Nestle S.A.	3,484,044	2.0
15,317		Roche Holding AG - Genusschein	3,834,467	2.2
8,785		Schindler Holding AG	1,318,316	0.8
129,714		Other Securities	6,168,471	3.6
			18,489,890	10.7
Shares			Value	Percentage of Net Assets
		Taiwan: 1.8%
197,000		Taiwan Semiconductor Manufacturing Co., Ltd.	$731,152	0.4
58,100		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,108,548	0.7
320,169		Other Securities	1,250,770	0.7
			3,090,470	1.8
		Turkey: 1.2%
357,633		Turkiye Garanti Bankasi A/S	1,978,754	1.1
2,327		Other Securities	119,546	0.1
			2,098,300	1.2
		United Arab Emirates: 0.4%
42,961		Other Securities	659,620	0.4
		United Kingdom: 18.7%
39,664	@	ASOS PLC	1,973,750	1.1
163,056		BG Group PLC	2,752,604	1.6
70,547		BHP Billiton PLC	1,984,684	1.2
97,000		Hargreaves Lansdown PLC	1,477,257	0.9
33,000		Imperial Tobacco Group PLC	1,179,944	0.7
33,631		Intertek Group PLC	1,730,137	1.0
134,741		John Wood Group PLC	1,626,288	0.9
44,090		Johnson Matthey PLC	1,663,192	1.0
224,510	@	Mitchells & Butlers PLC	1,168,261	0.7
53,330		Rightmove PLC	1,590,953	0.9
90,685		Standard Chartered PLC	2,282,307	1.3
40,668		Unilever PLC	1,762,011	1.0
69,774		WPP PLC	1,153,527	0.7
6,970,096		Other Securities	9,863,308	5.7
			32,208,223	18.7
		United States: 2.5%
33,550		Coca-Cola Enterprises, Inc.	1,228,937	0.7
66,260		Other Securities	3,041,411	1.8
			4,270,348	2.5
		Total Common Stock (Cost $143,646,822)	168,434,699	97.7
PREFERRED STOCK: 0.0%
		United States: 0.0%
911		Other Securities	4,537	0.0
		Total Preferred Stock (Cost $29,991)	4,537	0.0
		Total Long-Term Investments (Cost $143,676,813)	168,439,236	97.7

See Accompanying Notes to Financial Statements
64

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc(1): 2.8%
$1,153,484	BNP Paribas Bank, Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $1,153,488, collateralized by various U.S. Government Securities, 0.250%-0.875%, Market Value plus accrued interest $1,176,554, due 05/31/14-03/31/18)	$1,153,484	0.6
1,153,484	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,153,490, collateralized by various U.S. Government Agency Obligations, 0.841%-6.500%, Market Value plus accrued interest $1,177,060, due 11/01/18-03/15/53)	1,153,484	0.7
1,153,484	Deutsche Bank AG, Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,153,489, collateralized by various U.S. Government Agency Obligations, 2.130%-7.500%, Market Value plus accrued interest $1,176,554, due 12/01/16-04/01/48)	1,153,484	0.7
1,153,484	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,153,489, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,176,580, due 05/01/14-06/01/42)	1,153,484	0.7
Principal Amount†		Value	Percentage of Net Assets
$242,826	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $242,827, collateralized by various U.S. Government Securities, 0.250%-2.750%, Market Value plus accrued interest $247,683, due 10/15/15-08/15/42)	$242,826	0.1
		4,856,762	2.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
1,545,970	T. Rowe Price Reserve Investment Fund (Cost $1,545,970)	$1,545,970	0.9
	Total Short-Term Investments (Cost $6,402,732)	6,402,732	3.7
	Total Investments in Securities (Cost $150,079,545)	$174,841,968	101.4
	Liabilities in Excess of Other Assets	(2,353,465)	(1.4)
	Net Assets	$172,488,503	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

  Cost for federal income tax purposes is $151,534,548.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$30,618,199
Gross Unrealized Depreciation	(7,310,779)
Net Unrealized Appreciation	$23,307,420

See Accompanying Notes to Financial Statements
65

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	19.1%
Financials	18.5
Industrials	18.1
Consumer Staples	13.6
Health Care	11.0
Energy	5.5
Materials	5.2
Information Technology	4.9
Telecommunication Services	1.5
Utilities	0.3
Short-Term Investments	3.7
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 04/30/13
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$11,747,793	$—	$11,747,793
Belgium	—	1,374,020	—	1,374,020
Brazil	2,858,315	957,627	—	3,815,942
Canada	2,829,923	—	—	2,829,923
China	3,318,494	4,800,323	—	8,118,817
Denmark	—	5,687,923	—	5,687,923
Finland	—	1,756,810	—	1,756,810
France	793,079	5,426,156	—	6,219,235
Germany	—	5,096,823	—	5,096,823
Hong Kong	—	6,474,507	—	6,474,507
India	—	2,968,929	—	2,968,929
Indonesia	537,074	—	—	537,074
Ireland	643,376	—	—	643,376
Israel	717,845	—	—	717,845
Italy	—	2,593,504	—	2,593,504
Japan	735,055	23,394,789	—	24,129,844
Malaysia	—	746,602	—	746,602
Mexico	—	231,141	—	231,141
Netherlands	—	1,912,427	—	1,912,427
Norway	—	487,679	—	487,679
Oman	—	181,545	—	181,545
Russia	560,953	56,800	—	617,753
Singapore	—	1,664,310	—	1,664,310
South Africa	—	1,361,100	—	1,361,100
South Korea	—	2,550,632	—	2,550,632
Spain	—	3,245,751	—	3,245,751
Sweden	—	9,906,543	—	9,906,543
Switzerland	1,296,806	17,193,084	—	18,489,890
Taiwan	1,108,548	1,981,922	—	3,090,470
Turkey	—	2,098,300	—	2,098,300
United Arab Emirates	—	659,620	—	659,620
United Kingdom	—	32,208,223	—	32,208,223
United States	4,248,237	—	22,111	4,270,348
Total Common Stock	19,647,705	148,764,883	22,111	168,434,699

See Accompanying Notes to Financial Statements
66

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND  AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 04/30/13
Preferred Stock	$—	$—	$4,537	$4,537
Short-Term Investments	1,545,970	4,856,762	—	6,402,732
Total Investments, at fair value	$21,193,675	$153,621,645	$26,648	$174,841,968
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$385	$—	$385
Total Assets	$21,193,675	$153,622,030	$26,648	$174,842,353

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

At April 30, 2013, the following forward foreign currency contracts were outstanding for the ING International Growth Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	Japanese Yen	1,318,259	Buy	05/07/13	$13,488	$13,524	$36
The Bank of New York Mellon Corp.	South African Rand	82,658	Buy	05/02/13	9,106	9,211	105
The Bank of New York Mellon Corp.	South African Rand	67,472	Buy	05/03/13	7,389	7,518	129
The Bank of New York Mellon Corp.	South African Rand	48,984	Buy	05/06/13	5,403	5,456	53
The Bank of New York Mellon Corp.	South African Rand	33,953	Buy	05/06/13	3,719	3,781	62
							$385

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$385
Total Asset Derivatives		$385

The effect of derivative instruments on the Fund's Statement of Operations for the six months ended April 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(44,115)
Total	$(44,115)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$385
Total	$385

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
67

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Emerging Markets Equity Dividend Fund was held March 12, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1  To approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Advisors, B.V. on behalf of the Fund.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Equity Dividend Fund	1	*	851,862.988	23,804.578	111,643.077		987,310.643

*  Proposal passed

68

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), provides that, after an initial period, the existing investment advisory and sub-advisory contracts for ING Emerging Markets Equity Dividend Fund, ING Emerging Markets Equity Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, ING International Core Fund, and ING International Growth Fund (collectively, the "Funds") will remain in effect only if the Board of Trustees (the "Board") of ING Mutual Funds (the "Trust"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Funds, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between ING Investments, LLC (the "Adviser") and the Funds and the sub-advisory contracts ("Sub-Advisory Contracts") with the sub-adviser to each Fund (collectively, the "Sub-Advisers").

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the ING Fund complex under its jurisdiction ("ING Funds"), the Trustees considered each Fund's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the ING Funds, including the Funds' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the "Contract Review Process") employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board's membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in

69

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an "IRC" and together, the "IRCs"), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio's relevant benchmark, Lipper, Inc. ("Lipper") category median, and/or Morningstar, Inc. ("Morningstar") category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the ING Funds ("15(c) Methodology Guide"). This guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Funds' Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheets data for a representative sample of the ING Funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and the selected peer group of investment companies ("Selected Peer Group") to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of the ING Funds.

The Board employed its process for reviewing contracts when considering the renewals of the Funds' Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund's performance, investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Advisers; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Funds') advisory contracts and sub-advisory contracts, including a written analysis for the Funds of how performance, fees and expenses compare to its Selected Peer Group and/or designated

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benchmark(s); (9) independent analyses of Fund performance by the Trust's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Funds; and (11) other information relevant to the Board's evaluations.

The Board also noted that pursuant to an agreement with the European Commission, ING Groep, N.V. ("ING Groep"), the ultimate parent company of the Adviser and ING affiliated Sub-Advisers, has announced its intention to divest ING U.S., Inc. ("ING U.S."), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and ING affiliated Sub-Advisers, into an independent, standalone company by the end of 2016 (such divestment, the "Separation Plan"). ING U.S. is a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser and ING affiliated Sub-Advisers. The Board further noted that the Separation Plan may result in the Adviser and ING affiliated Sub-Advisers' loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the ING Funds, including the Funds, would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out. The Board considered the potential effects of the separation on the Funds, the Adviser and ING affiliated Sub-Advisers, including the Adviser's and ING affiliated Sub-Advisers' ability prior to, during and after the separation to perform the same level of service to the Funds as they currently provide. In this regard, the Board noted that the Adviser and ING affiliated Sub-Advisers do not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration. The separation plan is discussed in more detail below under "APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN."

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund's share class with the longest performance history was compared to the analogous class of shares for the funds in its Selected Peer Group.

The mutual funds included in the Funds' Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Funds and the Sub-Advisers' compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection ("MR&S") group, which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Funds that they manage. The Board recognized that the MR&S group also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MR&S group prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Advisers' investment processes and to try to identify issues that may be relevant to the Sub-Advisers' services to a Fund and/or its performance. The Board also noted that the MR&S group provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the ING Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the ING Funds.

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The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund. The Board noted that, for new, non-ING-affiliated sub-advisers, the MR&S group is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for such Fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, the MR&S group has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to the Fund's Morningstar category median, Lipper category median, and/or primary benchmark. The Board also recognized that the MR&S group provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MR&S group is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-ING-affiliated sub-advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser's Investment Risk Management Department (the "IRMD"), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRC that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRC with analyses that are developed to assist the IRC in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRC, which may vary from the perspective of the MR&S group.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds' performance.

In considering the Funds' Advisory Contracts, the Board also considered the extent of benefits provided to the Funds' shareholders, beyond advisory services, from being part of the ING Fund complex. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and

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Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds' operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund's Morningstar category median, Lipper category median and/or primary benchmark. The FACT sheets performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012. The Board's findings specific to each Fund's performance are discussed under "Fund-by-Fund Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the

Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee rate breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds' investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Advisers for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm's-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Advisers for sub-advisory services for each Fund,

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including the portion of the contractual advisory fees that are paid to the Sub-Advisers, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fee rate payable to the Adviser and the fee rate payable to the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-Affiliated Sub-Advisers, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to each Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Advisers. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm's-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Funds' non-ING-affiliated Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds' operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Advisers primarily on the factors described for each Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Fund's current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund's performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund's management fee rate and expense ratio were compared to the fee rates and expense ratios of the funds in its Selected Peer Group.

ING Emerging Markets Equity Dividend Fund (formerly ING Greater China Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Markets Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund

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outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and three-year periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, the third quintile for the one-year and three-year periods, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management's representations regarding the strength of the Fund's performance during certain periods; and (2) that the Board, at its September 2012 meeting, had approved a change in sub-adviser to the Fund, and this sub-adviser change took place on November 15, 2012.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration: (1) Management's representations regarding lowering the Fund's advisory fee and the expense limit for the Fund's Class A shares; and (2) Management's representation regarding the competitiveness of the Fund's management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) in light of the sub-adviser change that was effected in November 2012, it is reasonable to permit the new sub-adviser to manage the Fund to further assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Markets Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Markets Equity Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in October 2011, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is equal to the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Fund commenced operations in October 2011, and

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therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Fund time to establish a longer performance record for the purposes of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and one-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and one-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the fourth quintile for the year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management's representations regarding the effect that the Fund's dividend strategy and value focus had on its relative performance; and (2) Management's discussion of the strength of the Fund's performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is equal to the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing fee data, the Board took into account Management's representations regarding the competitiveness of the Fund's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Natural Resources Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Natural Resources Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exceptions of the three-year and five-year periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the three-year period, the fourth quintile for the most recent calendar quarter, one-year, and ten-year periods, and the fifth (lowest) quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund's advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

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In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Fund's management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the fourth quintile for the most recent calendar quarter and one-year periods, and the fifth (lowest) quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the effect of recent market conditions on the performance of the investment mandate in which the Fund is managed; (2) Management's discussions of a change in sub-adviser in July 2010 and its desire to allow additional time to further assess performance; and (3) Management's representations regarding favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management's representations regarding the competitiveness of the Fund's management fee rate; and (2) Management's discussion of fee waivers, which have the effect of lowering the Fund's effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in Sub-Adviser in July 2010, and it is reasonable to permit the new Sub-Adviser additional time to further assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Core Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Core Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is equal to the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Growth Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Growth Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN

ING Groep's base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the "IPO") followed by the divestment of ING Groep's remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

Each of the Funds included in this report: ING Emerging Markets Equity Dividend Fund, ING Emerging Markets Equity Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, ING International Core Fund, and ING International Growth Fund (collectively, the "Funds") are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its "assignment." As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a "Change of Control Event." It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that are expected to result ultimately in a direct or indirect "Change of Control Event" for the Adviser and Sub-Advisers, which in turn would result in the automatic termination of the current advisory agreements and current sub-advisory agreements (collectively, "the Current Agreements"). The decisions by the Board, including a majority of the Independent Trustees, to approve proposed advisory agreements and proposed sub-advisory agreements for the Funds (collectively, the "Proposed Agreements") were based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by the Adviser, Sub-Advisers and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board's annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, as applicable, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Funds and their shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any "fall-out" benefits to the Adviser, Sub-Advisers and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, ING affiliated Sub-Advisers and their affiliates with respect to their services to the Funds. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled "BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS."

In connection with its approval of the Proposed Agreements, on January 10, 2013 (for the Advisory Contract and Sub-Advisory Contracts with the Adviser's affiliates) and on March 7, 2013 (for Sub-Advisory Contracts with third parties that are not affiliated with the Adviser), the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board's general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 and March 7, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on those dates by the Adviser's president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Funds. When making its decisions on January 10, 2013 and March 7, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 2013 or March 2013, as applicable, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Funds, including investment advisory, administrative and support services, and that it would be in the Funds' best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.'s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.'s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.  The Independent Trustees solicited and received ongoing advice regarding the Board's legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.  The Independent Trustees established an Ad Hoc IPO Transaction Committee (the "IPO Committee"), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board's due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3.  The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.'s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.  The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board's behalf. These evaluations were conducted through a series of separate meetings by the Board's Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the "Committees"), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Funds by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.  The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at the Sub-Advisers. The Board also requested and had such meetings with the Fund's Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.  The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.'s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

7.  K&L Gates retained Grail Partners LLC ("Grail"), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.'s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.  The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9.  Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.  The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Advisers following the Change of Control Events contemplated by the Separation Plan.

11.  The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

12.  The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser's representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their Adviser and Sub-Advisers currently operate, including contractual provisions relating to fees and expenses.

13.  The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Advisers can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds' portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

principal investment strategies used to manage any of the Funds.

14.  The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.  The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.  The Board considered ING U.S.'s preliminary "branding" plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the "ING" brand name for such operations for a period of time following the IPO.

17.  The Board considered the advice provided by Dechert LLP, legal counsel to the Funds and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board's role and responsibilities with respect to ING Groep's restructuring.

18.  The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Funds of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Funds.

19.  The Board considered peer group and benchmark investment performance comparison data relating to the Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20.  The Board considered actions taken by the Adviser subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21.  The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22.  The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days' notice.

Based on the foregoing and other relevant considerations, at meetings of the Board held on January 10, 2013 and March 7, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and, as applicable, to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

82

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-UINTEMERG (0413-062413)

Semi-Annual Report

April 30, 2013

Classes A, B, C, I, O, R and W

■  ING Global Real Estate Fund

■  ING International Real Estate Fund

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	6
Statements of Assets and Liabilities	7
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Summary Portfolio of Investments	23
Advisory Contract Approval Discussion	29

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Financial Literacy

Dear Shareholder,

Investment professionals dedicate their careers to developing and applying financial expertise to benefit clients. Not everyone needs to understand investing at that level, but a measure of financial literacy is an important skill in the modern world. Unfortunately, financial literacy is not widespread.

I was reminded of this recently by a New York Times exposé of predatory lending practices targeted at pre- and post-retirees in financial distress. So-called “pension advance” companies lure customers with the promise of easy money, in exchange for a cut of the borrower’s retirement benefits. The lenders skirt regulatory scrutiny by disguising the loans as “advances”; the lending terms are usurious, with interest rates ranging between 36% to more than 100%. In some cases, borrowers are required to take out life insurance policies that name the lender as the sole beneficiary.

The global recession and the slouching economic recovery since have put many under financial strain. For those in desperate circumstances there may be few good choices, but a measure of financial literacy might help avoid the poorest ones. Among these are surely borrowing against your retirement benefits, payday loans, refund anticipation loans and the like. Borrowing from your retirement savings account is less damaging but should only be a last resort, as you are diverting assets that otherwise could potentially compound to your future benefit.

In a recent paper for the National Bureau of Economic Research, Annamaria Lusardi at the George Washington University School of Business and Olivia S. Mitchell at the University of Pennsylvania’s Wharton School, find a stark correlation between financial literacy and wealth accumulation: Those who do not plan are likely to reach retirement with half the wealth of those who do.

Many factors can affect this outcome, among them being less influenced by the choices of peers, choosing less costly investment products and services, and, as we consistently advocate, maintaining a well-diversified investment portfolio. A foundational insight of behavioral psychology is that people tend to overrate their abilities: The less they know about a subject the more their self-assessment diverges from reality. Hence, our oft-repeated advice: Before taking any action, discuss all proposed changes of your investment program thoroughly with your financial advisor.

As always, it is an honor to serve your investment needs at ING Funds. We appreciate your continued confidence in us, and look forward to serving your needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 1, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2013

The new fiscal year commenced with global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, rallying after a two-month slump that had ended in early June. Central banks from the U.S. to the U.K. to the European Central Bank (“ECB”) were keeping interest rates so low that investors were ratcheting their risk exposures higher in search of return. Early in 2013 they would be joined by the Bank of Japan, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. For the first half of our fiscal year, the index surged 16.70%. (The MSCI World IndexSM returned 14.67% for the six-months ended April 30, 2013, measured in U.S. dollars.)

Much of the strength in global equities rested on a recovery in the euro zone after ECB President Draghi’s July pronouncement, amid waves of pessimism about the euro zone’s ability to survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro”. This seemed to work and by early 2013 the financial media had stopped talking about the euro’s inevitable demise. But confidence was then shaken twice. First, at the end of February, the Italian general election ended in the worst possible result: a stalemate on low turnout that signaled the rejection of reform. Next, in March, euro zone finance ministers agreed the basis of a bailout for insolvent Cyprus banks. It included a levy on all bank deposits, even insured deposits. The ministers soon backed off in the face of public outcry, but the damage was done. Final measures spared insured deposits but imposed a higher levy on uninsured deposits and came with capital controls to prevent a run on banks. In short order, a euro held in one country was different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., sentiment ebbed and flowed with economic data, which seemed to be improving but faded near the end. In particular the April employment report showed just 88,000 new jobs created in March, with the unemployment rate still stubbornly high at 7.6%. Indeed the Federal Reserve announced that it did not expect the 6.5% unemployment rate, which might presage tighter money, until 2015. Retail sales, purchasing managers’ indices and durable goods orders all disappointed in April, as did the preliminary estimate of first quarter gross domestic product (“GDP”), at 2.5% annualized.

There was little cheer on the political front. While the “fiscal cliff” had been avoided on the last day of 2012, in March large, indiscriminate federal spending cuts were initiated, the creeping chill from which was being blamed for the cooling economy as the fiscal half-year ended.

There was better news from the housing market. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 9.3% year-over-year gain, the most since 2006, with reports of demand outstripping supply in formerly hard-hit regions.

In U.S. fixed income markets the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose by a slight 0.09% in the six months through April, with the sub-indices relating to Treasuries and mortgages recording losses and investment grade corporates showing gains, in each case less than 1%. By contrast the Barclays High Yield Bond — 2% Issuer Constrained Composite Index returned 6.28%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 14.42% in the half-year, on the last day making a new all-time closing high, having eclipsed one month earlier the long-standing peak achieved on October 9, 2007. All sectors rose, led by consumer discretionary with a gain of 19.80% and health care 19.62%, while technology 6.7% and energy 8.34% lagged the most. Operating earnings per share for S&P 500® companies had set a record in the second quarter of 2012, before falling 9% by the fourth quarter. But with two thirds of companies having reported by the end of April, earnings for the first quarter of 2013 were in line for another all-time high.

In currency markets, the dollar slipped 1.58% against the resilient euro over the six months as events described above in Italy and Cyprus did not lead to contagion. The dollar rose 3.84% against the pound. Moody’s relieved the U.K. of its Aaa credit rating as the UK made little progress in reducing its budget deficit despite the regime of austerity. But the dollar climbed 22.16% over the yen due to the impending aggressive monetary easing in Japan.

In international markets, the MSCI Japan® Index exploded to the upside by 59.52% and one well-watched index of Japanese stocks scored a 13-week winning streak for the first time since 1973. Investors hoped new Prime Minister Abe’s and Bank of Japan Governor Kuroda’s efforts to conquer deflation and get consumers and businesses spending again, would bear fruit. It was an uphill climb as the core consumer price index was reported in April as having fallen for the fifth straight month. The MSCI Europe ex UK® Index rose 13.40%, boosted by much larger rises in non-euro Switzerland and some Nordic markets. The euro zone reported its fifth straight quarterly fall in GDP and a new record unemployment rate of 12.1%, the range gaping from 5.4% in Germany to 26.7% in Spain. The MSCI UK® Index added 13.19%, with strength in financials and staples more than offsetting weakness in mining and energy. Having grown by 0.9% in the third quarter of 2012, largely due to statistical anomalies, fourth quarter GDP fell by 0.3%. But the “triple dip” recession was avoided as this fall was reversed in the first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Developed ex-US Property Index
An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
United States	44.1%
Japan	17.9%
Hong Kong	10.1%
Australia	8.7%
Singapore	5.6%
United Kingdom	4.2%
France	4.1%
Canada	1.2%
Germany	0.7%
Countries between 0.1%–0.6%ˆ	1.8%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 5 countries, which each represents 0.1%–0.6% of net assets.
Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.02%, compared to the S&P Developed Property Index, which returned 20.38% for the same period.

Portfolio Specifics: Global property stocks generated strong returns during the period as the benchmark index posted positive monthly total returns in each of the past six months. Performance was robust for a number of reasons including positive economic news, particularly in the U.S., further evidence of stable to improving real estate fundamentals, and central bank monetary policies around the globe, which remain accommodative. Property companies continue to benefit from a favorable investment environment underpinned by low interest rates and gradually improving economic conditions, which continue to fuel an improvement in listed real estate company earnings. Returns were strongest in the Asia-Pacific region, led by the outperformance of the Japanese market. Performance of the Americas and Europe was good but lagged the benchmark return during the period.

The Fund’s performance trailed the benchmark during the period primarily as the result of stock selection decisions in the U.S. as well as from the drag of a modest cash position in a strong market, which overshadowed positive contributions from stock selection in Japan as well as positive asset allocation decisions in the Americas and Europe. In the U.S., relative performance was negatively impacted by the significant outperformance of higher-yielding stocks across all property types, as investors sought current yield via the dividend. The significant outperformance of the higher-yielding and often lower-quality companies is a trend that we believe will eventually reverse itself, and we remain committed to the multiple factors underlying our relative value analysis, including earnings growth, management quality, property quality and values (i.e., price to net asset value), balance sheet capacity and quality, company strategy, and direction of underlying real estate fundamentals. Stock selection in Japan benefited from an overweight to the outperforming real estate operating companies that focus on the Tokyo market. The Japanese market was the best-performing market during the period, benefiting from recent fiscal and monetary policy decisions, which includes establishing an inflation target of 2%. It is our view that these policies should continue to benefit the property sector in the near-to-medium term. Asset allocation was a drag on relative performance, due primarily to the impact of a modest cash position in a strongly positive market as well as an overweight to Hong Kong, which underperformed during the period. These more than offset the value added from underweights to underperforming markets in Continental Europe and Canada.

Top Ten Holdings as of April 30, 2013* (as a percentage of net assets)
Mitsubishi Estate Co., Ltd.	5.1%
Simon Property Group, Inc.	4.2%
Mitsui Fudosan Co., Ltd.	3.7%
Host Hotels & Resorts, Inc.	2.6%
Unibail-Rodamco SE	2.3%
ProLogis, Inc.	2.2%
Cheung Kong Holdings Ltd.	2.1%
Westfield Group	2.0%
Sumitomo Realty & Development Co., Ltd.	2.0%
Boston Properties, Inc.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that with an improving economic outlook, markets will embrace listed property companies with more exposure to growth, but anchored by yield. Our portfolio positioning is focused on attractively priced companies, geographies and property sectors which stand to benefit the most from improving economic conditions. Geographically, we remain cautious on Europe, which we expect to be economically challenged during the coming year. We are more favorably inclined toward the Americas and Asia-Pacific regions given their superior economic growth outlook and associated growth in real estate cash flows. In the U.S., we remain overweight the retail, hotel and industrial sectors and are more cautious on the suburban office, healthcare, storage and net lease sectors. In Europe, we have a bias toward the dominant Western European retail companies ex the U.K., and a preference for office companies in London that focus on the supply-constrained West End submarket. In the Asia-Pacific region, we generally favor the office, retail and industrial sectors. We remain positive on the Australian real estate investment trusts as well as Japanese property companies with significant exposure to the Tokyo office market. We remain cautious on the residential sector in Hong Kong and Singapore as a result of increasingly effective government cooling measures.

We continue to believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL REAL ESTATE FUND

Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
Japan	31.2%
Hong Kong	16.3%
Australia	15.6%
Singapore	10.3%
United Kingdom	7.0%
France	6.5%
Canada	3.1%
Sweden	1.5%
Switzerland	1.4%
Germany	1.2%
Countries between 0.1%–1.0%ˆ	3.4%
Assets in Excess of Other Liabilities	2.5%
Net Assets	100.0%
ˆ Includes 7 countries, which each represents 0.1%–1.0% of net assets.
Portfolio holdings are subject to change daily.

ING International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.52% compared to the S&P Developed ex-US Property Index which returned 21.26% for the same period.

Portfolio Specifics: International property stocks generated strong returns during the period as the benchmark index posted positive monthly total returns in each of the past six months. Performance was robust for a number of reasons including positive economic news, further evidence of stable to improving real estate fundamentals, and central bank monetary policies around the globe, which remain accommodative. Property companies continue to benefit from a favorable investment environment underpinned by low interest rates and gradually improving economic conditions, which continue to fuel an improvement in listed real estate company earnings. Returns were strongest in the Asia-Pacific region, led by the outperformance of the Japanese market. Performance in the European region was good, but lagged the benchmark return during the period.

Although net of fees the Fund underperformed the benchmark, gross of fees, the Fund’s performance was in-line with the benchmark during the period primarily as the value added by positive stock selection decisions was offset by asset allocation decisions. Stock selection benefited from the Fund’s positioning in Japan, where a bias toward the outperforming real estate operating companies that focus on the Tokyo market was the largest contributor to relative performance. Stock selection was also positive in Hong Kong, Australia and the U.K. during the period, but was offset by the sub-par performance of holdings in Singapore, Canada and Continental Europe. While asset allocation decisions were positive in all major regions — Europe, the Americas, and the Asia-Pacific region — the impact of cash drag worked to offset the value added by favorable allocation decisions, including an overweight to the outperforming Asia-Pacific region as well as an underweight to the underperforming European region.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Mitsubishi Estate Co., Ltd.	7.0%
Mitsui Fudosan Co., Ltd.	5.5%
Sun Hung Kai Properties Ltd.	4.8%
Sumitomo Realty & Development Co., Ltd.	4.0%
Unibail-Rodamco SE	3.1%
Westfield Group	2.7%
Cheung Kong Holdings Ltd.	2.5%
Link Real Estate Investment Trust	2.3%
Westfield Retail Trust	2.2%
CapitaLand Ltd.	2.1%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that with an improving economic outlook, markets will embrace listed property companies with more exposure to growth, but anchored by yield. The Fund’s positioning is focused on what we believe are attractively priced companies, geographies and property sectors which we think stand to benefit the most from improving economic conditions. Geographically, we remain cautious on Europe, which we believe will be economically challenged during the coming year. We are more favorably inclined toward the Asia-Pacific region given its superior economic growth outlook and associated growth in real estate cash flows. In Europe, we have a bias toward the dominant Western European retail companies ex the U.K., and a preference for office companies in London that focus on the supply-constrained West End submarket. In the Asia-Pacific region, we generally favor the office, retail and industrial sectors. We remain positive on the Australian real estate investment trusts as well as Japanese property companies with significant exposure to the Tokyo office market. We remain cautious on the residential sector in Hong Kong and Singapore as a result of increasingly effective government cooling measures.

We continue to believe that international property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*
ING Global Real Estate Fund
Class A	$1,000.00	$1,180.20	1.20%	$6.49	$1,000.00	$1,018.95	1.20%	$6.01
Class B	1,000.00	1,176.30	1.95	10.52	1,000.00	1,015.21	1.95	9.74
Class C	1,000.00	1,176.80	1.95	10.52	1,000.00	1,015.21	1.95	9.74
Class I	1,000.00	1,182.10	0.95	5.14	1,000.00	1,020.19	0.95	4.76
Class O	1,000.00	1,180.80	1.20	6.49	1,000.00	1,018.95	1.20	6.01
Class R	1,000.00	1,179.10	1.45	7.83	1,000.00	1,017.70	1.45	7.25
Class W	1,000.00	1,181.90	0.95	5.14	1,000.00	1,020.19	0.95	4.76

ING International Real Estate Fund
Class A	1,000.00	1,205.20	1.44	7.87	1,000.00	1,017.80	1.44	7.20
Class B	1,000.00	1,201.10	2.19	11.95	1,000.00	1,014.06	2.19	10.94
Class C	1,000.00	1,200.20	2.19	11.95	1,000.00	1,014.06	2.19	10.94
Class I	1,000.00	1,205.70	1.14	6.23	1,000.00	1,019.30	1.14	5.71
Class W	1,000.00	1,207.30	1.19	6.51	1,000.00	1,019.05	1.19	5.96

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

6

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

	ING Global Real Estate Fund	ING International Real Estate Fund
ASSETS:
Investments in securities at fair value+*	$5,330,571,949	$588,130,537
Short-term investments at fair value**	148,471,324	—
Total Investments at fair value	$5,479,043,273	$588,130,537
Cash	—	12,591,215
Foreign currencies at value***	3,528	187,028
Receivables:
Investment securities sold	1,470,160	33,726
Fund shares sold	16,518,448	888,164
Dividends	9,925,728	2,004,917
Interest	—	98
Foreign tax reclaims	169,364	34,547
Prepaid expenses	156,835	38,155
Reimbursement due from manager	—	932
Total assets	5,507,287,336	603,909,319

LIABILITIES:
Payable for investment securities purchased	55,418,516	—
Payable for fund shares redeemed	9,713,716	180,296
Payable upon receipt of securities loaned	17,450,247	—
Payable for investment management fees	3,051,852	444,741
Payable for administrative fees	430,837	47,887
Payable for distribution and shareholder service fees	554,958	57,291
Payable for trustee fees	23,839	2,682
Other accrued expenses and liabilities	895,075	207,748
Total liabilities	87,539,040	940,645
NET ASSETS	$5,419,748,296	$602,968,674

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,663,399,215	$753,276,985
Undistributed net investment income	3,371,233	1,116,138
Accumulated net realized loss	(945,690,130)	(346,750,688)
Net unrealized appreciation	1,698,667,978	195,326,239
NET ASSETS	$5,419,748,296	$602,968,674
________________
+ Including securities loaned at value	$16,207,187	$—
* Cost of investments in securities	$3,631,771,276	$392,782,341
** Cost of short-term investments	$148,471,324	$—
*** Cost of foreign currencies	$3,505	$187,026

See Accompanying Notes to Financial Statements

7

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	ING Global Real Estate Fund	ING International Real Estate Fund
Class A
Net assets	$1,718,437,548	$206,123,056
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	85,221,059	20,118,060
Net asset value and redemption price per share	$20.16	$10.25
Maximum offering price per share (5.75%)(1)	$21.39	$10.88

Class B
Net assets	$13,463,553	$1,735,269
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	816,837	169,853
Net asset value and redemption price per share†	$16.48	$10.22

Class C
Net assets	$250,044,510	$18,467,122
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	14,251,108	1,809,274
Net asset value and redemption price per share†	$17.55	$10.21

Class I
Net assets	$2,918,439,451	$346,600,101
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	144,702,767	33,801,645
Net asset value and redemption price per share	$20.17	$10.25

Class O
Net assets	$16,178,995	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	802,278	n/a
Net asset value and redemption price per share	$20.17	n/a

Class R
Net assets	$1,840,425	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	91,557	n/a
Net asset value and redemption price per share	$20.10	n/a

Class W
Net assets	$501,343,814	$30,043,126
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	24,813,315	2,920,671
Net asset value and redemption price per share	$20.20	$10.29

________________

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

8

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

	ING Global Real Estate Fund	ING International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$59,771,638	$7,863,069
Interest	380	530
Securities lending income, net	50,701	—
Total investment income	59,822,719	7,863,599

EXPENSES:
Investment management fees	16,767,453	2,499,949
Distribution and shareholder service fees:
Class A	1,864,288	232,815
Class B	63,866	8,206
Class C	1,102,846	83,785
Class O	18,202	—
Class R	4,140	—
Transfer agent fees:
Class A	629,798	50,883
Class B	5,393	448
Class C	93,276	4,590
Class I	1,088,504	6,669
Class O	6,150	—
Class R	670	—
Class W	176,534	6,739
Administrative service fees	2,364,333	266,002
Shareholder reporting expense	391,588	15,415
Registration fees	123,882	30,972
Professional fees	217,114	24,981
Custody and accounting expense	373,714	147,050
Trustee fees	119,196	13,410
Miscellaneous expense	81,955	8,306
Interest expense	29,914	2,965
Total expenses	25,522,816	3,403,185
Net waived and reimbursed fees	—	(9,355)
Net expenses	25,522,816	3,393,830
Net investment income	34,299,903	4,469,769

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	92,058,187	24,449,830
Capital gain distributions from affiliated underlying funds	468	—
Foreign currency related transactions	(780,643)	(99,298)
Net realized gain	91,278,012	24,350,532
Net change in unrealized appreciation (depreciation) on:
Investments	692,811,148	73,967,283
Foreign currency related transactions	(28,874)	(2,169)
Net change in unrealized appreciation (depreciation)	692,782,274	73,965,114
Net realized and unrealized gain	784,060,286	98,315,646
Increase in net assets resulting from operations	$818,360,189	$102,785,415

________________
* Foreign taxes withheld	$3,352,820	$810,182

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Real Estate Fund		ING International Real Estate Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$34,299,903	$67,129,042	$4,469,769	$11,127,941
Net realized gain (loss)	91,278,012	9,048,574	24,350,532	(1,670,122)
Net change in unrealized appreciation	692,782,274	448,770,313	73,965,114	69,114,346
Increase in net assets resulting from operations	818,360,189	524,947,929	102,785,415	78,572,165

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(41,376,211)	(22,875,471)	(10,345,366)	(3,992,144)
Class B	(395,465)	(190,386)	(83,731)	(27,741)
Class C	(6,245,946)	(2,709,030)	(861,381)	(261,669)
Class I	(75,868,125)	(44,926,386)	(17,228,962)	(7,188,197)
Class O	(407,062)	(244,508)	—	—
Class R	(41,209)	(8,819)	—	—
Class W	(11,813,504)	(6,220,786)	(1,378,653)	(419,193)
Return of capital:
Class A	—	(4,621,844)	—	—
Class B	—	(64,049)	—	—
Class C	—	(843,782)	—	—
Class I	—	(6,408,486)	—	—
Class O	—	(49,558)	—	—
Class R	—	(10)	—	—
Class W	—	(991,840)	—	—
Total distributions	(136,147,522)	(90,154,955)	(29,898,093)	(11,888,944)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,008,223,330	1,819,038,570	57,903,069	111,807,066
Reinvestment of distributions	117,929,855	78,983,105	7,081,697	2,589,613
	1,126,153,185	1,898,021,675	64,984,766	114,396,679
Cost of shares redeemed	(875,698,442)	(1,286,609,169)	(44,325,931)	(146,317,570)
Net increase (decrease) in net assets resulting from capital share transactions	250,454,743	611,412,506	20,658,835	(31,920,891)
Net increase in net assets	932,667,410	1,046,205,480	93,546,157	34,762,330

NET ASSETS:
Beginning of year or period	4,487,080,886	3,440,875,406	509,422,517	474,660,187
End of year or period	$5,419,748,296	$4,487,080,886	$602,968,674	$509,422,517
Undistributed (distributions in excess of) net investment income at end of year or period	$3,371,233	$(31,375,577)	$1,116,138	$26,544,462

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Real Estate Fund
Class A
04-30-13	17.57	0.12	•	2.99	3.11	0.52	—	—	0.52	—	20.16	18.02	1.20	1.20		1.20		1.32		1,718,438	19
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30		1.30		1.61		1,382,691	36
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	—	15.74	0.52	1.31	1.31	†	1.31	†	1.34	†	1,212,619	37
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	—	16.25	20.20	1.39	1.39	†	1.39	†	1.58	†	1,179,941	53
10-31-09	12.56	0.32	•	1.75	2.07	0.27	0.01	0.09	0.37	—	14.26	17.37	1.49	1.49	†	1.49	†	2.74	†	893,470	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.73	0.04	—	0.77	—	12.56	(46.00)	1.41	1.41	†	1.41	†	1.76	†	836,314	44
Class B
04-30-13	14.45	0.04	•	2.45	2.49	0.46	—	—	0.46	—	16.48	17.63	1.95	1.95		1.95		0.57		13,464	19
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05		2.05		0.87		12,849	36
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	13.02	(0.19)	2.06	2.06	†	2.06	†	0.57	†	14,716	37
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	—	13.54	19.33	2.14	2.14	†	2.14	†	0.88	†	20,350	53
10-31-09	10.66	0.20	•	1.46	1.66	0.22	0.01	0.08	0.31	—	12.01	16.39	2.24	2.24	†	2.24	†	2.06	†	22,218	66
10-31-08	20.67	0.16	•	(9.52)	(9.36)	0.61	0.04	—	0.65	—	10.66	(46.40)	2.16	2.16	†	2.16	†	0.99	†	23,663	44
Class C
04-30-13	15.35	0.05	•	2.61	2.66	0.46	—	—	0.46	—	17.55	17.68	1.95	1.95		1.95		0.57		250,045	19
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05		2.05		0.86		209,857	36
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	—	13.81	(0.19)	2.06	2.06	†	2.06	†	0.58	†	207,588	37
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	—	14.33	19.33	2.14	2.14	†	2.14	†	0.83	†	201,027	53
10-31-09	11.22	0.21	•	1.54	1.75	0.22	0.01	0.07	0.30	—	12.67	16.40	2.24	2.24	†	2.24	†	2.03	†	149,943	66
10-31-08	21.70	0.16		(9.99)	(9.83)	0.61	0.04	—	0.65	—	11.22	(46.38)	2.16	2.16	†	2.16	†	0.99	†	153,110	44
Class I
04-30-13	17.57	0.14	•	3.00	3.14	0.54	—	—	0.54	—	20.17	18.21	0.95	0.95		0.95		1.59		2,918,439	19
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00		1.00		1.88		2,495,254	36
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	—	15.75	0.92	0.99	0.99	†	0.99	†	1.65	†	1,709,220	37
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	—	16.25	20.65	0.99	0.99	†	0.99	†	1.89	†	1,232,413	53
10-31-09	12.57	0.35	•	1.76	2.11	0.30	0.01	0.11	0.42	—	14.26	17.76	1.12	1.12	†	1.12	†	2.96	†	457,742	66
10-31-08	24.21	0.38	•	(11.17)	(10.79)	0.81	0.04	—	0.85	—	12.57	(45.77)	1.01	1.01	†	1.01	†	2.12	†	225,881	44
Class O
04-30-13	17.57	0.13		2.99	3.12	0.52	—	—	0.52	—	20.17	18.08	1.20	1.20		1.20		1.32		16,179	19
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30		1.30		1.61		13,974	36
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	—	15.74	0.51	1.31	1.31	†	1.31	†	1.33	†	13,521	37
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	—	16.25	20.19	1.39	1.39	†	1.39	†	1.61	†	14,861	53
10-31-09	12.55	0.32	•	1.76	2.08	0.27	0.01	0.09	0.37	—	14.26	17.38	1.49	1.49	†	1.49	†	2.76	†	13,575	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.74	0.04	—	0.78	—	12.55	(46.03)	1.41	1.41	†	1.41	†	1.74	†	12,758	44
Class R
04-30-13	17.52	0.10	•	2.98	3.08	0.50	—	—	0.50	—	20.10	17.91	1.45	1.45		1.45		1.15		1,840	19
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55		1.55		0.97		1,134	36
08-05-11(4)–10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	—	15.73	1.98	1.56	1.56	†	1.56	†	(0.56	)†	3	37
Class W
04-30-13	17.60	0.14	•	3.00	3.14	0.54	—	—	0.54	—	20.20	18.19	0.95	0.95		0.95		1.57		501,344	19
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05		1.05		1.82		371,321	36
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	—	15.77	0.78	1.06	1.06	†	1.06	†	1.59	†	283,208	37
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	—	16.28	20.52	1.14	1.14	†	1.14	†	1.81	†	248,192	53
10-31-09	12.59	0.34	•	1.78	2.12	0.31	0.01	0.11	0.43	—	14.28	17.78	1.12	1.12	†	1.12	†	2.88	†	151,558	66
02-12-08(4)–10-31-08	19.29	0.28		(6.65)	(6.37)	0.33	—	—	0.33	—	12.59	(33.53)	1.01	1.01	†	1.01	†	1.95	†	50,233	44

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Real Estate Fund
Class A
04-30-13	8.99	0.07		1.71	1.78	0.52	—	—	0.52	—	10.25	20.52	1.44	1.44		1.44		1.51		206,123	25
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	—	8.99	17.90	1.47	1.50		1.50		2.23		179,398	44
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	—	7.81	(6.96)	1.47	1.47		1.47		1.84		189,499	66
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	—	8.85	12.46	1.50	1.50	†	1.50	†	1.77	†	240,779	60
10-31-09	6.91	0.17		1.57	1.74	0.17	—	—	0.17	—	8.48	25.77	1.73	1.53	†	1.53	†	2.43	†	116,989	72
10-31-08	14.56	0.33		(7.43)	(7.10)	0.36	—	0.19	0.55	—	6.91	(50.31)	1.48	1.50	†	1.50	†	1.76	†	89,623	46
Class B
04-30-13	8.96	0.03	•	1.71	1.74	0.48	—	—	0.48	—	10.22	20.11	2.19	2.19		2.19		0.74		1,735	25
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		1,682	44
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	—	7.78	(7.79)	2.22	2.22		2.22		1.06		2,088	66
10-31-10	8.44	0.08	•	0.86	0.94	0.56	—	—	0.56	—	8.82	11.74	2.25	2.25	†	2.25	†	1.05	†	3,019	60
10-31-09	6.88	0.12		1.56	1.68	0.12	—	—	0.12	—	8.44	24.82	2.48	2.28	†	2.28	†	1.78	†	3,875	72
10-31-08	14.50	0.25		(7.41)	(7.16)	0.27	—	0.19	0.46	—	6.88	(50.72)	2.23	2.25	†	2.25	†	1.00	†	4,004	46
Class C
04-30-13	8.96	0.05		1.68	1.73	0.48	—	—	0.48	—	10.21	20.02	2.19	2.19		2.19		0.75		18,467	25
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		16,340	44
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39	—	—	0.39	—	7.78	(7.64)	2.22	2.22		2.22		1.12		18,966	66
10-31-10	8.44	0.08	•	0.85	0.93	0.56	—	—	0.56	—	8.81	11.65	2.25	2.25	†	2.25	†	1.05	†	25,632	60
10-31-09	6.88	0.13		1.54	1.67	0.11	—	—	0.11	—	8.44	24.76	2.48	2.28	†	2.28	†	1.81	†	26,520	72
10-31-08	14.49	0.29		(7.44)	(7.15)	0.27	—	0.19	0.46	—	6.88	(50.69)	2.23	2.25	†	2.25	†	1.00	†	36,661	46
Class I
04-30-13	9.00	0.08		1.70	1.78	0.53	—	—	0.53	—	10.25	20.57	1.14	1.14		1.14		1.82		346,600	25
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	—	9.00	18.30	1.17	1.17		1.17		2.56		288,945	44
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49	—	—	0.49	—	7.82	(6.75)	1.14	1.14		1.14		2.08		253,837	66
10-31-10	8.49	0.18		0.85	1.03	0.65	—	—	0.65	—	8.87	12.90	1.17	1.17	†	1.17	†	2.13	†	365,799	60
10-31-09	6.92	0.19		1.57	1.76	0.19	—	—	0.19	—	8.49	26.12	1.23	1.23	†	1.23	†	2.80	†	387,251	72
10-31-08	14.58	0.23	•	(7.31)	(7.08)	0.39	—	0.19	0.58	—	6.92	(50.14)	1.16	1.18	†	1.18	†	2.22	†	290,227	46
Class W
04-30-13	9.02	0.08		1.72	1.80	0.53	—	—	0.53	—	10.29	20.73	1.19	1.19		1.19		1.80		30,043	25
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	—	9.02	18.15	1.22	1.22		1.22		2.20		23,057	44
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49	—	—	0.49	—	7.84	(6.76)	1.22	1.22		1.22		2.21		10,270	66
10-31-10	8.51	0.16	•	0.86	1.02	0.64	—	—	0.64	—	8.89	12.80	1.25	1.25	†	1.25	†	2.01	†	5,202	60
10-31-09	6.91	0.19		1.60	1.79	0.19	—	—	0.19	—	8.51	26.61	1.23	1.23	†	1.23	†	2.85	†	2,094	72
02-12-08(4)–10-31-08	11.48	0.17	•	(4.59)	(4.42)	0.10	—	0.05	0.15	—	6.91	(38.91)	1.18	1.20	†	1.20	†	2.45	†	307	46

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Mutual Funds (“IMF”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are seventeen separate active series, two of which are included in this report, (each, a “Fund” and collectively, the “Funds”): Global Real Estate and International Real Estate.

Each Fund offers at least five or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

13

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use

14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are

15

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, quarterly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

H.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$1,048,357,856	$913,630,899
International Real Estate	131,527,512	143,161,345

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on

16

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter

CBRE Clarion Securities LLC serves as the sub-adviser for each of the funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of the respective Funds.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor (“IID” or “Distributor”) is the principal underwriter for the Fund. Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2013, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$73,312	$—
International Real Estate	3,056	—
Contingent Deferred Sales Charges:
Global Real Estate	$526	$2,193
International Real Estate	—	98

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2013, there were no indirect, wholly-owned subsidiaries of ING U.S., Inc. that owned more than 5% of the Funds.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds may have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

17

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2013, the below Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
International Real Estate	Custody	$66,165
	Postage	49,754

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	2.00%	1.50%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%

Pursuant to a side agreement, ING Investments has further lowered the expense limits for Global Real Estate. If ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue. The side agreement will only renew if ING Investments elects to renew it.

Pursuant to a side agreement, effective January 1, 2013 through at least December 1, 2013, ING Investments and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If ING Investments and CBRE Clarion Securities LLC elect not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue. The side agreement will only renew if ING Investments and CBRE Clarion Securities LLC elect to renew it.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Real Estate(1)	1.65%	2.40%	2.40%	1.40%	1.65%	1.90%	1.40%
International Real Estate(1)(2)	1.45%	2.20%	2.20%	1.20%	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)	Prior to January 1, 2013, there was no side agreement for International Real Estate.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2013, the Funds did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY” for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	5	$50,000,000	1.16%
International Real Estate	20	4,594,500	1.16

18

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate
Class A
4/30/2013	17,071,111	—	1,988,795	(12,541,109)	6,518,797	314,284,923	—	36,085,984	(230,223,202)	120,147,705
10/31/2012	38,538,258	—	1,456,067	(38,319,157)	1,675,168	621,128,173	—	24,047,916	(608,477,258)	36,698,831
Class B
4/30/2013	8,091	—	21,210	(101,479)	(72,178)	119,661	—	314,509	(1,527,089)	(1,092,919)
10/31/2012	11,739	—	14,801	(267,951)	(241,411)	158,785	—	201,335	(3,611,650)	(3,251,530)
Class C
4/30/2013	1,731,803	—	284,277	(1,432,736)	583,344	27,844,870	—	4,486,805	(22,893,263)	9,438,412
10/31/2012	1,787,676	—	173,966	(3,327,634)	(1,365,992)	25,933,783	—	2,519,125	(47,606,213)	(19,153,305)
Class I
4/30/2013	29,917,447	—	3,648,888	(30,873,753)	2,692,582	550,467,005	—	66,199,607	(563,580,839)	53,085,773
10/31/2012	62,603,418	—	2,747,034	(31,894,762)	33,455,690	1,019,087,711	—	45,517,477	(522,767,690)	541,837,498
Class O
4/30/2013	83,160	—	617	(76,868)	6,909	1,533,701	—	11,186	(1,417,881)	127,006
10/31/2012	183,265	—	798	(247,523)	(63,460)	3,038,280	—	13,150	(4,134,776)	(1,083,346)
Class R
4/30/2013	61,944	—	2,257	(37,392)	26,809	1,129,654	—	40,860	(701,930)	468,584
10/31/2012	64,528	—	515	(488)	64,555	1,095,388	—	8,816	(8,194)	1,096,010
Class W
4/30/2013	6,117,377	—	593,555	(2,992,832)	3,718,100	112,843,516	—	10,790,904	(55,354,238)	68,280,182
10/31/2012	8,916,430	—	401,957	(6,180,324)	3,138,063	148,596,450	—	6,675,286	(100,003,388)	55,268,348
International Real Estate
Class A
4/30/2013	743,262	—	261,235	(843,281)	161,216	6,898,477	—	2,389,331	(7,893,841)	1,393,967
10/31/2012	1,008,164	—	111,736	(5,433,089)	(4,313,189)	7,978,838	—	877,091	(41,535,296)	(32,679,367)
Class B
4/30/2013	1,785	—	6,570	(26,154)	(17,799)	16,208	—	59,674	(242,415)	(166,533)
10/31/2012	2,854	—	2,496	(85,951)	(80,601)	21,681	—	19,618	(672,038)	(630,739)
Class C
4/30/2013	151,743	—	62,581	(229,515)	(15,191)	1,419,844	—	567,805	(2,120,396)	(132,747)
10/31/2012	97,977	—	21,910	(733,750)	(613,863)	772,746	—	172,293	(5,721,772)	(4,776,733)
Class I
4/30/2013	4,577,740	—	412,613	(3,306,106)	1,684,247	43,142,894	—	3,761,053	(30,826,730)	16,077,217
10/31/2012	11,016,293	—	180,733	(11,557,697)	(360,671)	84,817,266	—	1,434,775	(90,204,108)	(3,952,067)
Class W
4/30/2013	679,882	—	33,231	(347,647)	365,466	6,425,646	—	303,834	(3,242,549)	3,486,931
10/31/2012	2,323,879	—	10,780	(1,089,716)	1,244,943	18,216,535	—	85,836	(8,184,356)	10,118,015

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

19

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — CONCENTRATION OF RISKS (continued)

Non-Diversified (International Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 12 — SECURITIES LENDING

Under an agreement with BNY the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the ”Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2013, the following Fund had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Global Real Estate	$16,207,187	$17,450,247

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
	Ordinary Income	Ordinary Income
Global Real Estate(1)	$22,327,851	$185,635,734
International Real Estate	29,898,093	11,888,944

(1)	Composition of dividends and distributions presented herein is based on the Fund’s current tax period (four months ended April 30, 2013) and tax year ended December 31, 2012. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2013.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income

20

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

tax purposes as of October 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
			Amount	Character	Expiration
Global Real Estate(1)	$8,602,924	$866,847,998	$(164,232,218)	Short-term	2016
			(414,424,595)	Short-term	2017
			(79,668,453)	Short-term	2018
			(37,757,367)	Short-term	None
			$(696,082,633)
International Real Estate	26,550,713	45,194,565	(26,312)	Short-term	2014
			(2,556,095)	Short-term	2015
			(67,952,089)	Short-term	2016
			(159,911,905)	Short-term	2017
			(43,046,092)	Short-term	2018
			(8,974,059)	Short-term	2019
			(6,505,841)	Short-term	None
			(5,962,232)	Long-term	None
			$(294,934,625)

(1)	As of the Fund’s tax year ended December 31, 2012.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of April 30, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SUBSEQUENT EVENTS

Restructuring Plan

The Investment Adviser, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the ”IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in

21

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS (continued)

the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. In addition, shareholders of the Funds have been asked to approve new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of International Real Estate approved a new advisory agreement on May 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S. Shareholders of Global Real Estate have not yet approved a new advisory agreement.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a stand-alone entity, are a publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

Proposals

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the ”Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serves as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 13, 2013. The election of the Nominees is effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Funds to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds will be governed by a board made up of the same individuals.

Line of Credit

Pursuant to an agreement dated May 24, 2013, all funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit with BNY for an aggregate amount of $200,000,000. This agreement supersedes the Credit Agreement that was in place at April 30, 2013.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

22

ING GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Australia: 8.7%
59,101,516		Dexus Property Group	$70,699,959	1.3
16,307,300		Federation Centres Ltd	43,954,986	0.8
10,685,376		Goodman Group	57,799,676	1.0
26,724,358		Mirvac Group	49,074,937	0.9
8,833,934		Westfield Group	106,856,487	2.0
28,261,881		Westfield Retail Trust	96,635,739	1.8
12,665,729		Other Securities	48,116,220	0.9
			473,138,004	8.7

		Brazil: 0.1%
284,400		Other Securities	3,924,670	0.1

		Canada: 1.2%
1,729,200		Other Securities	66,839,553	1.2

		China: 0.4%
7,116,500		Other Securities	21,728,537	0.4

		France: 4.1%
1,064,556		Klepierre	45,174,670	0.9
479,934		Unibail-Rodamco SE	125,461,788	2.3
697,712		Other Securities	49,737,642	0.9
			220,374,100	4.1

		Germany: 0.7%
755,257		Other Securities(a)	37,511,596	0.7

		Hong Kong: 10.1%
7,601,109		Cheung Kong Holdings Ltd.	114,713,757	2.1
8,608,094		Hongkong Land Holdings Ltd.	62,677,228	1.1
14,611,900		Link Real Estate Investment Trust	82,831,887	1.5
28,584,986		Sino Land Co.	47,106,063	0.9
6,045,000		Sun Hung Kai Properties Ltd.	87,411,234	1.6
11,670,800		Swire Properties Ltd.	41,726,993	0.8
7,275,346		Wharf Holdings Ltd.	64,984,126	1.2
10,396,545		Other Securities	47,222,225	0.9
			548,673,513	10.1

		Japan: 17.9%
449,100		Daito Trust Construction Co., Ltd.	43,545,210	0.8
6,534		Japan Real Estate Investment Corp.	87,773,901	1.6
26,540		Japan Retail Fund Investment Corp.	62,912,505	1.2
8,481,423		Mitsubishi Estate Co., Ltd.	276,249,510	5.1
5,904,088		Mitsui Fudosan Co., Ltd.	200,933,987	3.7
3,039		Nippon Building Fund, Inc.	43,786,933	0.8
2,242,300		Sumitomo Realty & Development Co., Ltd.	105,974,133	2.0
5,648,212		Other Securities	147,150,142	2.7
			968,326,321	17.9

		Netherlands: 0.3%
356,568		Other Securities	14,552,095	0.3

		Singapore: 5.6%
40,824,600	L	CapitaCommercial Trust	56,843,507	1.0
23,305,158		CapitaLand Ltd.	71,072,577	1.3
22,113,991		CapitaMall Trust	41,697,181	0.8
34,112,600		Global Logistic Properties Ltd.	76,776,531	1.4
44,025,800		Other Securities	58,799,134	1.1
			305,188,930	5.6

		Sweden: 0.6%
2,379,981		Other Securities	34,293,615	0.6

		Switzerland: 0.4%
229,152		Other Securities	21,503,024	0.4

		United Kingdom: 4.2%
5,175,943		Land Securities Group PLC	70,313,623	1.3
20,601,732		Other Securities	155,806,879	2.9
			226,120,502	4.2

		United States: 44.1%
482,708		AvalonBay Communities, Inc.	64,219,472	1.2
960,200		Boston Properties, Inc.	105,074,686	2.0
964,100		BRE Properties, Inc.	48,667,768	0.9
2,907,800		DDR Corp.	53,329,052	1.0
1,604,600		Douglas Emmett, Inc.	41,992,382	0.8
2,805,400		Duke Realty Corp.	49,487,256	0.9
1,405,700		Equity Residential	81,614,942	1.5
4,624,011		General Growth Properties, Inc.	105,057,530	1.9
1,778,329		HCP, Inc.	94,784,936	1.8
1,253,900		Health Care Real Estate Investment Trust, Inc.	94,004,883	1.7
7,809,335		Host Hotels & Resorts, Inc.	142,676,551	2.6
1,155,600		Kilroy Realty Corp.	65,395,404	1.2
3,287,900		Kimco Realty Corp.	78,186,262	1.5
1,640,375		Liberty Property Trust	70,519,721	1.3
1,382,141		Macerich Co.	96,818,977	1.8
958,000		Post Properties, Inc.	47,353,940	0.9
2,864,102		ProLogis, Inc.	120,149,079	2.2
501,824		Public Storage, Inc.	82,800,960	1.5
1,275,320		Simon Property Group, Inc.	227,096,232	4.2
1,088,030		SL Green Realty Corp.	98,684,321	1.8
578,700		Taubman Centers, Inc.	49,484,637	0.9

See Accompanying Notes to Financial Statements

23

ING GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
3,040,055	UDR, Inc.	$74,724,552	1.4
1,109,404	Ventas, Inc.	88,341,841	1.6
801,702	Vornado Realty Trust	70,197,027	1.3
12,842,653	Other Securities	337,735,078	6.2
		2,388,397,489	44.1
	Total Common Stock
	(Cost $3,631,771,276)	5,330,571,949	98.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc(1): 0.3%
4,144,443	BNP Paribas Bank, Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $4,144,459, collateralized by various U.S. Government Securities, 0.250%–0.875%, Market Value plus accrued interest $4,227,332, due 05/31/14–03/31/18)	4,144,443	0.0
4,144,443	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $4,144,463, collateralized by various U.S. Government Agency Obligations, 0.841%–6.500%, Market Value plus accrued interest $4,229,151, due 11/01/18–03/15/53)	4,144,443	0.1
4,144,443	Deutsche Bank AG, Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $4,144,462, collateralized by various U.S. Government Agency Obligations, 2.130%–7.500%, Market Value plus accrued interest $4,227,332, due 12/01/16–04/01/48)	4,144,443	0.1
872,475	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $872,478, collateralized by various U.S. Government Securities, 0.250%–2.750%, Market Value plus accrued interest $889,925, due 10/15/15–08/15/42)	872,475	0.0
4,144,443	Mizuho Securities USA Inc., Repurchase Agreement dated 04/30/13, 0.20%, due 05/01/13 (Repurchase Amount $4,144,466, collateralized by various U.S. Government Agency Obligations, 2.084%–7.000%, Market Value plus accrued interest $4,227,332, due 01/01/22–04/15/52)	4,144,443	0.1
		17,450,247	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
131,021,077	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $131,021,077)	131,021,077	2.4

	Total Short-Term Investments (Cost $148,471,324)	148,471,324	2.7

	Total Investments in Securities (Cost $3,780,242,600)	$5,479,043,273	101.1
	Liabilities in Excess of Other Assets	(59,294,977)	(1.1)
	Net Assets	$5,419,748,296	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $4,096,297,169.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,528,761,800
Gross Unrealized Depreciation	(146,015,696)
Net Unrealized Appreciation	$1,382,746,104

See Accompanying Notes to Financial Statements

24

ING GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

REIT Diversification	Percentage of Net Assets
Retail REITs	25.7%
Diversified Real Estate Activities	18.0
Office REITs	12.8
Specialized REITs	10.9
Diversified REITs	10.1
Residential REITs	7.5
Real Estate Operating Companies	5.3
Industrial REITs	3.7
Real Estate Development	3.6
Hotels, Resorts & Cruise Lines	0.8
Assets in Excess of Other Liabilities*	1.6
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$43,954,986	$429,183,018	$—	$473,138,004
Brazil	3,924,670	—	—	3,924,670
Canada	66,839,553	—	—	66,839,553
China	—	21,728,537	—	21,728,537
France	125,461,788	94,912,312	—	220,374,100
Germany	26,555,411	10,956,185	—	37,511,596
Hong Kong	—	548,673,513	—	548,673,513
Japan	—	968,326,321	—	968,326,321
Netherlands	—	14,552,095	—	14,552,095
Singapore	28,365,194	276,823,736	—	305,188,930
Sweden	—	34,293,615	—	34,293,615
Switzerland	21,503,024	—	—	21,503,024
United Kingdom	10,919,928	215,200,574	—	226,120,502
United States	2,388,397,489	—	—	2,388,397,489
Total Common Stock	2,715,922,043	2,614,649,906	—	5,330,571,949
Short-Term Investments	131,021,077	17,450,247	—	148,471,324
Total Investments, at fair value	$2,846,943,120	$2,632,100,153	$—	$5,479,043,273

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

25

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%
		Australia: 15.6%
6,827,642		Dexus Property Group	$8,167,540	1.3
3,269,200		Federation Centres Ltd	8,811,860	1.5
2,347,844		Goodman Group	12,700,032	2.1
632,920		Lend Lease Corp., Ltd.	7,074,139	1.2
4,647,041		Mirvac Group	8,533,535	1.4
1,903,584		Stockland	7,649,945	1.3
1,357,301		Westfield Group	16,418,101	2.7
3,854,890		Westfield Retail Trust	13,181,010	2.2
6,310,559		Other Securities	11,433,985	1.9
			93,970,147	15.6

		Austria: 0.9%
1,219,118		Other Securities	5,670,876	0.9

		Brazil: 0.3%
145,000		Other Securities	1,775,497	0.3

		Canada: 3.1%
109,100		Boardwalk Real Estate Investment Trust	7,133,274	1.2
109,100		Dundee Real Estate Investment Trust	4,007,932	0.7
258,200		RioCan Real Estate Investment Trust	7,563,137	1.2
			18,704,343	3.1

		China: 0.4%
786,900		Other Securities	2,402,612	0.4

		Finland: 0.3%
358,000		Other Securities	1,910,640	0.3

		France: 6.5%
37,798		Gecina S.A.	4,554,708	0.8
40,267		ICADE	3,722,334	0.6
129,208		Klepierre	5,482,970	0.9
71,142		Unibail-Rodamco SE	18,597,562	3.1
177,237		Other Securities	6,720,411	1.1
			39,077,985	6.5

		Germany: 1.2%
321,549		Other Securities	7,328,166	1.2

		Hong Kong: 16.3%
997,965		Cheung Kong Holdings Ltd.	15,061,001	2.5
1,635,794		Hongkong Land Holdings Ltd.	11,910,538	2.0
2,451,300		Link Real Estate Investment Trust	13,895,921	2.3
3,004,698		Sino Land Co.	4,951,533	0.8
1,989,000		Sun Hung Kai Properties Ltd.	28,761,116	4.8
1,854,100		Swire Properties Ltd.	6,629,024	1.1
852,285		Wharf Holdings Ltd.	7,612,696	1.2
2,433,095		Other Securities	9,522,359	1.6
			98,344,188	16.3

		Italy: 0.1%
849,920		Other Securities	599,505	0.1

		Japan: 31.2%
613		Activia Properties, Inc.	5,260,082	0.9
157,600		Aeon Mall Co., Ltd.	5,074,057	0.8
70,200		Daito Trust Construction Co., Ltd.	6,806,666	1.1
373,000		Daiwa House Industry Co., Ltd.	8,430,577	1.4
386		Industrial & Infrastructure Fund Investment Corp.	4,102,162	0.7
9,337		Japan Hotel REIT Investment Corp.	3,994,481	0.7
318		Japan Real Estate Investment Corp.	4,271,825	0.7
4,023		Japan Retail Fund Investment Corp.	9,536,436	1.6
914		Kenedix Realty Investment Corp.	4,287,743	0.7
1,289,400		Mitsubishi Estate Co., Ltd.	41,997,212	7.0
966,177		Mitsui Fudosan Co., Ltd.	32,881,928	5.5
685		Mori Hills REIT Investment Corp.	4,770,824	0.8
505		Nippon Accommodations Fund, Inc.	3,925,362	0.6
482		Nippon Building Fund, Inc.	6,944,818	1.2
4,812		NTT Urban Development Corp.	7,134,555	1.2
504,100		Sumitomo Realty & Development Co., Ltd.	23,824,448	4.0
609,000		Tokyo Tatemono Co., Ltd.	5,644,236	0.9
3,823		United Urban Investment Corp.	6,298,407	1.0
292		Other Securities	2,698,795	0.4
			187,834,614	31.2

		Netherlands: 1.0%
112,822		Other Securities	6,168,130	1.0

		Philippines: 0.4%
25,000,000		Other Securities	2,524,273	0.4

		Singapore: 10.3%
6,331,900		CapitaCommercial Trust	8,816,434	1.5
4,164,637		CapitaLand Ltd.	12,700,686	2.1
5,633,600		Global Logistic Properties Ltd.	12,679,428	2.1
6,289,800		Mapletree Commercial Trust	7,480,812	1.2
6,596,000	@	Mapletree Greater China Commercial Trust	5,971,048	1.0
2,339,400		Mapletree Industrial Trust	2,982,755	0.5

See Accompanying Notes to Financial Statements

26

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Singapore: (continued)
3,577,000		Suntec Real Estate Investment Trust	$5,655,796	0.9
2,672,300		Other Securities	5,772,710	1.0
			62,059,669	10.3

		Sweden: 1.5%
293,196		Castellum AB	4,390,182	0.7
382,935		Other Securities	4,764,209	0.8
			9,154,391	1.5

		Switzerland: 1.4%
61,983		PSP Swiss Property AG	5,816,323	1.0
28,576		Other Securities	2,343,169	0.4
			8,159,492	1.4

		United Kingdom: 7.0%
782,330		British Land Co. PLC	7,236,947	1.2
125,393	@	Derwent Valley Holdings PLC	4,499,133	0.7
609,984		Hammerson PLC	4,928,947	0.8
930,382		Land Securities Group PLC	12,638,958	2.1
3,142,155		Other Securities	13,142,024	2.2
			42,446,009	7.0

		Total Common Stock
		(Cost $392,782,341)	588,130,537	97.5

		Total Investments in Securities (Cost $392,782,341)	$588,130,537	97.5
		Assets in Excess of Other Liabilities	14,838,137	2.5
		Net Assets	$602,968,674	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
Cost for federal income tax purposes is $457,107,874.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$161,578,113
Gross Unrealized Depreciation	(30,555,450)
Net Unrealized Appreciation	$131,022,663

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	30.8%
Retail REITs	19.7
Real Estate Operating Companies	15.3
Diversified REITs	13.4
Office REITs	7.0
Real Estate Development	4.3
Industrial REITs	3.9
Residential REITs	1.8
1.3
Assets in Excess of Other Liabilities	2.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements

27

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$13,587,885	$80,382,262	$—	$93,970,147
Austria	2,178,473	3,492,403	—	5,670,876
Brazil	1,775,497	—	—	1,775,497
Canada	18,704,343	—	—	18,704,343
China	—	2,402,612	—	2,402,612
Finland	—	1,910,640	—	1,910,640
France	18,597,562	20,480,423	—	39,077,985
Germany	3,416,319	3,911,847	—	7,328,166
Hong Kong	—	98,344,188	—	98,344,188
Italy	—	599,505	—	599,505
Japan	2,698,795	185,135,819	—	187,834,614
Netherlands	—	6,168,130	—	6,168,130
Philippines	—	2,524,273	—	2,524,273
Singapore	5,971,048	56,088,621	—	62,059,669
Sweden	—	9,154,391	—	9,154,391
Switzerland	5,816,323	2,343,169	—	8,159,492
United Kingdom	2,157,264	40,288,745	—	42,446,009
Total Common Stock	74,903,509	513,227,028	—	588,130,537
Total Investments, at fair value	$74,903,509	$513,227,028	$—	$588,130,537

(1)	For the six months ended April 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2013, securities valued at $5,220,033 and $6,428,850 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

28

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Mutual Funds (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not ”interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) between the Adviser and CBRE Clarion Securities LLC, the sub-adviser to each Fund (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the ING Fund complex under its jurisdiction (“ING Funds”), the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the ING Funds, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC” and together, the “IRCs”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, Lipper, Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the ING Funds (“15(c) Methodology Guide”). This guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheets data for a representative sample of the ING Funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and the selected peer group of investment companies (“Selected Peer Group”) to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of the ING Funds.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s performance, investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for the Funds of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Funds, information regarding net asset flows into and out of the Funds; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. (“ING Groep”), the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that the separation plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the ING Funds, including the Funds, would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Funds and Adviser, including the Adviser’s ability prior to, during and after the separation to perform the same level of service to the Funds as the Adviser currently provides. In this regard, the Board noted that the Adviser does not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration. The separation plan is discussed in more detail below under “APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN.”

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for the funds in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection (“MR&S”) group, which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that the MR&S group also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MR&S group prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment processes and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MR&S group provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the ING Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the ING Funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund. The Board noted that, for new, non-ING-affiliated sub-advisers, the MR&S group is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for such Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MR&S group has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to the Fund’s Morningstar category median, Lipper category median, and/or primary benchmarks. The Board also recognized that the MR&S group provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MR&S group is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-ING-affiliated

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

sub-advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MR&S group.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING Fund complex. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

category median and/or primary benchmark. The FACT sheets performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-ING-affiliated sub-advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated sub-advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fee rate payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to each Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-ING-affiliated sub-adviser. In addition, the Board noted that the Funds’ Sub-Adviser traditionally has not accounted for its profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for each Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rate and expense ratio were compared to the fee rates and expense ratios of the funds in its Selected Peer Group.

ING Global Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for the one-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and three-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the one-year and three-year periods, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s expectation that the Fund’s short-term performance will improve; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Fund is ranked in the fourth quintile for the year-to-date and five-year periods, and the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that sector allocation had on performance; (2) Management’s expectation that the Fund’s longer-term performance will improve and its confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy; and (3) Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio; and (2) Management’s discussions of a reduction in the Fund’s expense limit, which will result in a lower effective expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review that the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN

Pursuant to an agreement with the European Commission, ING Groep has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser (such divestment, the “Separation Plan”). ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the ”IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Funds are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for the Adviser, which in turn would result in the automatic termination of the current advisory agreements and

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

current sub-advisory agreements (collectively, the ”Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve a proposed advisory agreements and proposed sub-advisory agreements for the Funds (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of each Fund for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by the Adviser, Sub-Adviser and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by the Adviser and Sub-Adviser under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, as applicable, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to the Fund. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the Proposed Agreements, on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by the Adviser’s president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Fund. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the

36

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Fund, including investment advisory, administrative and support services, and that it would be in the Fund’s best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.	The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3.	The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.	The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Fund by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.	The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at the Sub-Adviser. The Board also requested and had such meetings with the Fund’s Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.	The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

7.	K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.	The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9.	Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Fund. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.	The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the Change of Control Events contemplated by the Separation Plan.

11.	The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Current Agreements.

12.	The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Fund in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Fund and its Adviser and Sub-Adviser currently operate, including contractual provisions relating to fees and expenses.

13.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent, and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage any of the Fund.

14.	The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.	The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.	The Board considered ING U.S.’s preliminary ”branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.	The Board considered the advice provided by Dechert LLP, legal counsel to the Fund and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.	The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Fund of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Fund.

19.	The Board considered peer group and benchmark investment performance comparison data relating to the Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20.	The Board considered actions taken by the Adviser subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22.	The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Fund. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Fund to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

39

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-UINTREAL (0413-062113)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 20.0%
		Bermuda: 0.1%
1,000,000	#	NCL Corp. Ltd., 5.000%, 02/15/18	$1,043,750	0.1

		Brazil: 1.2%
BRL 4,000,000	#	Banco Votorantim SA, 6.250%, 05/16/16	2,341,570	0.3
2,400,000	#	BC Luxco 1 SA, 7.375%, 01/29/20	2,508,000	0.3
1,575,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	1,639,969	0.2
420,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	455,700	0.1
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	555,000	0.1
1,028,750	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	1,078,644	0.1
920,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,004,148	0.1
			9,583,031	1.2

		Canada: 0.2%
1,000,000	#	Bombardier, Inc., 6.125%, 01/15/23	1,086,250	0.1
822,000		Goldcorp, Inc., 3.700%, 03/15/23	830,937	0.1
			1,917,187	0.2

		Cayman Islands: 0.2%
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	756,437	0.1
750,000		Seagate HDD Cayman, 6.875%, 05/01/20	818,438	0.1
			1,574,875	0.2

		Chile: 0.1%
375,000	#	Automotores Gildemeister SA, 6.750%, 01/15/23	385,312	0.1

		China: 0.0%
250,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	324,636	0.0

		Colombia: 0.3%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,507,500	0.2
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	803,483	0.1
			2,310,983	0.3

		Dominican Republic: 0.1%
1,000,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	1,028,500	0.1

		Hong Kong: 0.2%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,616,250	0.2

		India: 0.3%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,384,799	0.2
1,392,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	1,381,560	0.1
			2,766,359	0.3

		Ireland: 0.0%
250,000	#	Ardagh Packaging Finance PLC, 7.375%, 10/15/17	276,562	0.0

		Italy: 0.0%
277,000		Telecom Italia Capital SA, 6.175%, 06/18/14	291,251	0.0

		Kazakhstan: 0.2%
1,000,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	990,500	0.1
750,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	754,366	0.1
			1,744,866	0.2

		Mexico: 0.3%
875,000	#	BBVA, 6.750%, 09/30/22	1,008,438	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,280,750	0.2
			2,289,188	0.3

		Netherlands: 0.2%
325,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	346,125	0.0
1,133,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	1,289,899	0.2
			1,636,024	0.2

		Paraguay: 0.3%
2,600,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	2,840,500	0.3

		Russia: 0.4%
1,150,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,183,350	0.1
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	456,500	0.1
1,300,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	1,309,750	0.2
			2,949,600	0.4

See Accompanying Notes to Financial Statements

1

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

		South Africa: 0.0%
100,000		AngloGold Ashanti Holdings PLC, 5.125%, 08/01/22	$100,923	0.0

		Switzerland: 0.2%
1,143,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,327,809	0.2

		Turkey: 0.1%
500,000	#	Turkiye Is Bankasi, 6.000%, 10/24/22	548,750	0.1

		United Arab Emirates: 0.6%
1,100,000	#	Abu Dhabi National Energy Co., 2.500%, 01/12/18	1,118,700	0.1
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,291,950	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	869,250	0.1
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,913,062	0.2
			5,192,962	0.6

		United Kingdom: 1.0%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	712,782	0.1
1,382,000		Diageo Capital PLC, 2.625%, 04/29/23	1,389,958	0.2
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	282,812	0.0
300,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	334,125	0.0
325,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	368,063	0.0
665,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	761,067	0.1
1,236,000		Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	1,334,869	0.2
936,000	#	Standard Chartered PLC, 3.950%, 01/11/23	958,337	0.1
842,000		Vodafone Group PLC, 1.500%, 02/19/18	845,847	0.1
1,415,000		Vodafone Group PLC, 4.375%, 02/19/43	1,418,676	0.2
			8,406,536	1.0

		United States: 14.0%
565,000		AES Corp., 8.000%, 10/15/17	679,412	0.1
1,578,000		American International Group, Inc., 6.400%, 12/15/20	1,977,722	0.2
625,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	578,125	0.1
132,000		Altria Group, Inc., 9.250%, 08/06/19	184,422	0.0
1,587,000		Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	1,610,032	0.2
2,204,000		APPLE INC 1 5/18, 1.000%, 05/03/18	2,195,867	0.3
2,040,000		AT&T, Inc., 2.500%, 08/15/15	2,120,376	0.3
1,722,000		AT&T, Inc., 5.350%, 09/01/40	1,953,991	0.2
1,185,000		AutoZone, Inc., 3.125%, 07/15/23	1,182,549	0.1
200,000		Bank of America Corp., 5.420%, 03/15/17	221,929	0.0
1,550,000		Bank of America Corp., 5.625%, 07/01/20	1,842,465	0.2
2,749,000	#	Barrick North America Finance LLC, 5.750%, 05/01/43	2,772,996	0.3
1,403,000		Berkshire Hathaway, Inc., 4.500%, 02/11/43	1,479,231	0.2
500,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	552,500	0.1
1,000,000		Cablevision Systems Corp., 8.000%, 04/15/20	1,155,000	0.1
900,000		Case New Holland, Inc., 7.875%, 12/01/17	1,075,500	0.1
500,000		Chesapeake Energy Corp., 6.125%, 02/15/21	552,500	0.1
275,000		Chesapeake Energy Corp., 6.625%, 08/15/20	312,469	0.0
520,000		Chesapeake Midstream Partners L.P. / CHKM Finance Corp., 6.125%, 07/15/22	574,600	0.1
250,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 7.125%, 11/15/19	258,750	0.0
1,632,000		Citigroup, Inc., 4.050%, 07/30/22	1,699,937	0.2
848,000		Citigroup, Inc., 5.000%, 09/15/14	889,333	0.1
639,000		Citigroup, Inc., 6.010%, 01/15/15	692,533	0.1
304,000		Citigroup, Inc., 8.500%, 05/22/19	409,495	0.0
1,923,000		Comcast Corp., 5.700%, 05/15/18	2,336,980	0.3
718,000		Comcast Corp., 6.550%, 07/01/39	978,742	0.1
64,000		Commonwealth Edison Co., 4.700%, 04/15/15	69,032	0.0
1,000,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,170,000	0.1
2,159,000	#	COX Communications, Inc., 2.950%, 06/30/23	2,159,274	0.3
500,000		Crosstex Energy L.P. / Crosstex Energy Finance Corp., 8.875%, 02/15/18	548,750	0.1
1,916,000		Devon Energy Corp., 5.600%, 07/15/41	2,217,849	0.3

See Accompanying Notes to Financial Statements

2

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
1,659,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	$1,702,097	0.2
443,000		DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	472,096	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	780,943	0.1
560,000	#	DISH DBS Corp., 4.250%, 04/01/18	553,000	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	537,500	0.1
1,000,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	1,053,750	0.1
1,266,000		eBay, Inc., 2.600%, 07/15/22	1,276,295	0.2
411,000		Enbridge Energy Partners, 9.875%, 03/01/19	562,843	0.1
246,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	336,094	0.0
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,397,881	0.3
438,000		Entergy Texas, Inc., 7.125%, 02/01/19	544,396	0.1
597,000		Enterprise Products Operating, LLC, 6.450%, 09/01/40	765,661	0.1
651,000		Fifth Third Bancorp., 8.250%, 03/01/38	936,777	0.1
1,058,000		First Horizon National Corp., 5.375%, 12/15/15	1,153,209	0.1
1,128,000		FirstEnergy Corp., 4.250%, 03/15/23	1,167,688	0.1
500,000		Ford Motor Co., 8.125%, 01/15/20	645,340	0.1
500,000		Ford Motor Credit Co., LLC, 5.000%, 05/15/18	558,867	0.1
1,128,000	#	Freeport-McMoRan Copper & Gold, Inc., 3.875%, 03/15/23	1,139,460	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	673,500	0.1
933,000		General Dynamics Corp., 2.250%, 11/15/22	917,373	0.1
2,493,000		General Electric Capital Corp., 4.375%, 09/16/20	2,833,075	0.3
549,000		General Electric Capital Corp., 6.750%, 03/15/32	720,825	0.1
1,601,000		General Electric Co., 2.700%, 10/09/22	1,652,539	0.2
1,566,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,819,058	0.2
1,197,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,598,605	0.2
735,000		HCA, Inc., 7.250%, 09/15/20	816,769	0.1
1,145,000		HCP, Inc., 2.625%, 02/01/20	1,164,691	0.1
1,700,000		Hewlett-Packard Co., 2.600%, 09/15/17	1,731,628	0.2
822,000		HSBC USA, Inc., 5.000%, 09/27/20	933,386	0.1
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,184,227	0.1
430,000		Indiana Michigan Power, 7.000%, 03/15/19	542,975	0.1
1,616,000		Intel Corp., 4.250%, 12/15/42	1,610,798	0.2
680,000		Jabil Circuit, Inc., 7.750%, 07/15/16	790,500	0.1
1,339,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,338,660	0.2
2,036,000		JPMorgan Chase & Co., 4.400%, 07/22/20	2,310,445	0.3
250,000		JPMorgan Chase & Co., 5.875%, 06/13/16	284,570	0.0
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	557,903	0.1
1,154,000		Kraft Foods, Inc., 6.500%, 08/11/17	1,394,487	0.2
500,000	#	Lennar Corp., 4.125%, 12/01/18	511,250	0.1
862,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	838,092	0.1
885,000		Mediacom, LLC, 7.250%, 02/15/22	982,350	0.1
581,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	646,650	0.1
1,184,000		MetLife, Inc., 3.048%, 12/15/22	1,216,959	0.1
464,000		Metropolitan Edison, 7.700%, 01/15/19	597,085	0.1
1,618,000		Morgan Stanley, 3.750%, 02/25/23	1,682,953	0.2
535,000		Morgan Stanley, 7.300%, 05/13/19	671,017	0.1
370,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	402,375	0.0
711,000		Nevada Power Co., 7.125%, 03/15/19	918,535	0.1
774,000		News America, Inc., 6.900%, 03/01/19	979,138	0.1
1,000,000	#	Nielsen Finance, LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,026,250	0.1
252,000		Nisource Finance Corp., 6.125%, 03/01/22	307,243	0.0
735,000		Plains Exploration & Production Co., 7.625%, 04/01/20	830,550	0.1
963,000		PNC Financial Services Group, Inc., 2.854%, 11/09/22	970,687	0.1
598,000		Qwest Corp., 6.500%, 06/01/17	693,925	0.1
750,000		Rent-A-Center, Inc./TX, 6.625%, 11/15/20	825,000	0.1
800,000		Reynolds Group Issuer, Inc., 7.125%, 04/15/19	866,000	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,292,500	0.2

See Accompanying Notes to Financial Statements

3

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
554,000		Sempra Energy, 6.500%, 06/01/16	$644,595	0.1
645,000		SLM Corp., 8.000%, 03/25/20	748,059	0.1
300,000		Smithfield Foods, Inc., 7.750%, 07/01/17	354,000	0.0
476,000		Southwestern Electric Power, 5.550%, 01/15/17	541,417	0.1
500,000		SPX Corp., 6.875%, 09/01/17	563,750	0.1
2,078,000		St. Jude Medical, Inc., 2.500%, 01/15/16	2,158,948	0.3
291,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	325,193	0.0
765,000		Time Warner, Inc., 5.875%, 11/15/40	855,967	0.1
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,794,901	0.2
479,000		Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	584,600	0.1
1,325,000	#	Turlock Corp., 4.150%, 11/02/42	1,352,523	0.2
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	444,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	819,000	0.1
1,574,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	1,602,124	0.2
1,508,000		Verizon Communications, Inc., 2.450%, 11/01/22	1,464,508	0.2
1,660,000		Viacom, Inc., 6.125%, 10/05/17	1,976,228	0.2
1,136,000		Walgreen Co., 3.100%, 09/15/22	1,157,490	0.1
1,010,000		WellPoint, Inc., 3.300%, 01/15/23	1,044,024	0.1
1,626,000	+	Wells Fargo & Co., 3.676%, 06/15/16	1,759,039	0.2
800,000		Windstream Corp., 7.000%, 03/15/19	823,000	0.1
735,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	819,525	0.1
			116,003,722	14.0
		Total Corporate Bonds/Notes
		(Cost $155,316,488)	166,159,576	20.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.9%
		United States: 7.9%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,787,806	0.2
1,578,283		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	1,590,324	0.2
139,562		Banc of America Funding Corp., 5.750%, 10/25/35	140,136	0.0
170,277		Banc of America Funding Corp., 5.750%, 11/25/35	170,830	0.0
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.359%, 09/10/47	763,963	0.1
2,030,000	#	BB-UBS Trust, 2.892%, 06/05/30	2,087,853	0.3
770,857		Bear Stearns Adjustable Rate Mortgage Trust, 2.643%, 08/25/35	776,490	0.1
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,726,179	0.3
1,033,000	#	Bear Stearns Commercial Mortgage Securities, 5.765%, 04/12/38	1,094,010	0.1
1,332,694		Chase Mortgage Finance Corp., 5.110%, 12/25/35	1,304,104	0.2
5,940,333	ˆ	COMM 2013-LC6 Mortgage Trust, 1.959%, 01/10/46	657,572	0.1
5,462,647	ˆ	Commercial Mortgage Pass Through Certificates, 2.090%, 12/10/45	668,818	0.1
5,942,491	ˆ	Commercial Mortgage Pass Through Certificates, 2.173%, 10/15/45	781,622	0.1
8,041,966	ˆ	Commercial Mortgage Pass Through Certificates, 2.429%, 05/15/45	1,102,389	0.1
430,953		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	430,132	0.1
1,434,062	#	Credit Suisse Mortgage Capital Certificates, 4.677%, 07/27/37	1,446,010	0.2
660,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	749,090	0.1
199,765		CW Capital Cobalt Ltd., 5.905%, 05/15/46	200,264	0.0
531,118	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	533,799	0.1
496,815		GE Capital Commercial Mortgage Corp., 4.839%, 05/10/43	499,033	0.1
553,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.826%, 08/10/38	512,072	0.1
6,038,246	ˆ	GS Mortgage Securities Corp. II, 2.567%, 11/10/45	911,509	0.1
1,620,000	#	GS MTG, 1.048%, 11/08/29	1,632,141	0.2
1,630,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	1,652,755	0.2

See Accompanying Notes to Financial Statements

4

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
1,090,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.690%, 10/15/37	$947,084	0.1
5,440,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.447%, 12/15/47	166,126	0.0
9,219,645	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.102%, 12/15/47	1,117,474	0.1
156,356		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	156,273	0.0
111,043		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	112,005	0.0
269,156	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	269,939	0.0
770,000		LB Commercial Mortgage Trust 2007-C3, 6.081%, 07/15/44	779,026	0.1
850,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	728,492	0.1
637,000		LB-UBS Commercial Mortgage Trust, 4.943%, 10/15/36	660,074	0.1
760,000		LB-UBS Commercial Mortgage Trust, 4.983%, 07/15/40	746,981	0.1
1,180,000	#	LB-UBS Commercial Mortgage Trust, 5.224%, 07/15/37	1,161,965	0.1
1,582,455		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	1,671,445	0.2
453,000	#	LB-UBS Commercial Mortgage Trust, 5.413%, 02/15/40	410,418	0.0
1,570,000		LB-UBS Commercial Mortgage Trust, 6.082%, 06/15/38	1,630,323	0.2
GBP 2,841,000		MBNA Credit Card Master Note Trust, 6.100%, 10/19/15	4,428,791	0.5
902,260		Merrill Lynch Mortgage Investors, Inc., 5.250%, 08/25/36	909,673	0.1
1,079,804		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	1,109,471	0.1
8,260,617	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.666%, 12/15/48	700,627	0.1
1,450,000	#	Morgan Stanley Capital I, Inc., 3.629%, 01/11/32	1,486,844	0.2
1,520,000		Morgan Stanley Capital I, Inc., 5.542%, 06/15/38	1,569,110	0.2
560,000		Morgan Stanley Capital I, 5.172%, 08/13/42	565,048	0.1
1,018,000		Morgan Stanley Capital I, 5.302%, 01/14/42	1,076,287	0.1
930,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	1,008,616	0.1
1,020,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	1,130,938	0.1
1,330,000	#	Morgan Stanley Capital I, 5.626%, 01/13/41	1,346,263	0.2
489,694		Morgan Stanley Capital I, 5.649%, 12/15/44	507,587	0.1
1,514,557		Morgan Stanley Capital I, 5.763%, 04/12/49	1,547,715	0.2
2,650,000	#	Morgan Stanley Reremic Trust, 5.466%, 12/17/43	2,706,825	0.3
370,000	#	Motel 6 Trust, 1.948%, 10/05/25	376,407	0.0
960,000	#	RBSCF Trust, 5.305%, 01/16/49	973,089	0.1
2,080,000	#	Salomon Brothers Mortgage Securities VII, Inc., 7.000%, 05/18/32	2,105,109	0.3
467,246		Structured Adjustable Rate Mortgage Loan Trust, 5.349%, 11/25/34	474,115	0.1
727,248	+	Structured Asset Securities Corp., 4.550%, 02/25/34	737,131	0.1
11,888,710	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 2.359%, 08/10/49	1,675,023	0.2
11,198,846	#, ˆ	Wells Fargo Commercial Mortgage Trust, 2.314%, 10/15/45	1,525,031	0.2
5,217,807	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 2.410%, 08/15/45	694,912	0.1
377,042		Wells Fargo Mortgage Backed Securities Trust, 5.000%, 11/25/36	389,107	0.0
1,430,255		Wells Fargo Mortgage-Backed Securities Trust, 5.330%, 08/25/35	1,442,773	0.2
		Total Collateralized Mortgage Obligations
		(Cost $64,112,350)	65,263,018	7.9

FOREIGN GOVERNMENT BONDS: 43.8%
		Angola: 0.1%
1,000,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	1,102,500	0.1

		Argentina: 0.5%
1,187,176		Argentina Government International Bond, 7.000%, 09/12/13	1,190,705	0.1
1,596,475		Argentina Government International Bond, 2.500%, 12/31/38	538,810	0.1
3,146,175		Argentina Government International Bond, 8.280%, 12/31/33	1,875,907	0.2
880,000		City of Buenos Aires, 9.950%, 03/01/17	783,200	0.1
			4,388,622	0.5

See Accompanying Notes to Financial Statements

5

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Aruba: 0.1%
470,000	#	Aruba Government Bond, 4.625%, 09/14/23	$489,505	0.1

		Austria: 0.9%
EUR 4,940,000	#	Austria Government Bond, 3.200%, 02/20/17	7,210,749	0.9

		Azerbaijan: 0.1%
840,000		State Oil Co. of the Azerbaijan Republic, 5.450%, 02/09/17	905,100	0.1

		Belarus: 0.3%
1,873,000		Republic of Belarus, 8.750%, 08/03/15	1,961,968	0.2
500,000		Republic of Belarus, 8.950%, 01/26/18	545,000	0.1
			2,506,968	0.3

		Belgium: 1.1%
EUR 7,030,000		Belgium Government Bond, 1.250%, 06/22/18	9,456,749	1.1

		Belize: 0.1%
1,486,000	#	Belize Government International Bond, 5.000%, 02/20/38	1,051,345	0.1

		Brazil: 7.0%
BRL 106,917,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	54,470,639	6.6
3,615,000		Brazilian Government International Bond, 2.625%, 01/05/23	3,613,192	0.4
320,000		Petrobras International Finance Co. — Pifco, 3.500%, 02/06/17	334,237	0.0
			58,418,068	7.0

		Canada: 0.0%
CAD 30,000		Canadian Government Bond, 4.000%, 06/01/41	39,677	0.0

		Chile: 0.2%
450,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	440,176	0.1
770,000		Empresa Nacional del Petroleo, 5.250%, 08/10/20	832,840	0.1
			1,273,016	0.2

		Colombia: 0.3%
200,000		Colombia Government International Bond, 2.625%, 03/15/23	198,800	0.0
400,000		Colombia Government International Bond, 7.375%, 03/18/19	521,600	0.1
943,000		Colombia Government International Bond, 8.125%, 05/21/24	1,394,697	0.2
			2,115,097	0.3

		Costa Rica: 0.1%
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	357,000	0.0
400,000	#	Costa Rica Government International Bond, 5.625%, 04/30/43	413,200	0.1
			770,200	0.1

		Croatia: 0.3%
300,000		Croatia Government International Bond, 6.375%, 03/24/21	340,500	0.0
2,400,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	2,562,000	0.3
			2,902,500	0.3

		Dominican Republic: 1.0%
DOP 50,000,000		Dominican Republic International Bond, 14.000%, 10/18/19	1,301,003	0.1
DOP 158,000,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	4,111,170	0.5
DOP 116,000,000		Dominican Republic International Bond, 15.500%, 04/19/19	3,182,433	0.4
			8,594,606	1.0

		Ecuador: 0.1%
800,000		Ecuador Government International Bond, 9.375%, 12/15/15	844,000	0.1

		Gabon: 0.2%
1,200,000		Gabonese Republic, 8.200%, 12/12/17	1,470,000	0.2

		Germany: 3.6%
EUR 4,470,000		Bundesrepublik Deutschland, 1.500%, 09/04/22	6,079,113	0.7
EUR 5,120,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	7,385,111	0.9
EUR 10,590,000		Bundesrepublik Deutschland, 4.000%, 01/04/18	16,358,065	2.0
			29,822,289	3.6

		Guatemala: 0.2%
400,000	#	Guatemala Government Bond, 4.875%, 02/13/28	408,000	0.1
744,000		Guatemala Government Bond, 8.125%, 10/06/34	1,004,400	0.1
			1,412,400	0.2

		Hungary: 0.2%
610,000		Hungary Government International Bond, 5.375%, 02/21/23	631,948	0.1
1,194,000		Hungary Government International Bond, 6.375%, 03/29/21	1,341,817	0.1
			1,973,765	0.2

See Accompanying Notes to Financial Statements

6

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Indonesia: 0.4%
1,000,000		Indonesia Government International Bond, 5.250%, 01/17/42	$1,135,000	0.1
1,485,000		Indonesia Government International Bond, 11.625%, 03/04/19	2,208,938	0.3
			3,343,938	0.4

		Iraq: 0.1%
700,000		Republic of Iraq, 5.800%, 01/15/28	644,000	0.1

		Ivory Coast: 0.1%
1,232,000	+, ±	Ivory Coast Government International Bond, 5.750%, 12/31/32	1,185,800	0.1

		Japan: 1.3%
JPY 980,700,000		Japan Government Thirty Year Bond, 1.800%, 03/20/43	10,474,421	1.3

		Kazakhstan: 0.1%
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	795,625	0.1

		Latvia: 0.1%
600,000	#	Republic of Latvia, 2.750%, 01/12/20	601,500	0.1

		Lebanon: 0.2%
1,400,000		Lebanon Government International Bond, 6.100%, 10/04/22	1,400,000	0.2
325,000		Lebanon Government International Bond, 8.250%, 04/12/21	370,500	0.0
			1,770,500	0.2

		Lithuania: 0.2%
800,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	903,000	0.1
600,000		Lithuania Government International Bond, 6.625%, 02/01/22	768,150	0.1
			1,671,150	0.2

		Malaysia: 2.1%
MYR 14,139,000	Z	Bank Negara Malaysia Monetary Notes, 2.790%, 10/22/13	4,585,037	0.5
MYR 40,020,000		Malaysia Government Bond, 3.461%, 07/31/13	13,167,310	1.6
			17,752,347	2.1

		Mexico: 0.7%
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	407,465	0.0
1,800,000		Pemex Project Funding Master Trust, 6.625%, 06/15/35	2,275,306	0.3
720,000		Pemex Project Funding Master Trust, 6.625%, 06/15/38	913,637	0.1
514,000	#	Petroleos Mexicanos, 3.500%, 01/30/23	524,280	0.1
500,000		Petroleos Mexicanos, 5.500%, 01/21/21	588,750	0.1
222,000		Petroleos Mexicanos, 5.500%, 06/27/44	243,645	0.0
636,000		Petroleos Mexicanos, 6.500%, 06/02/41	793,410	0.1
			5,746,493	0.7

		Mongolia: 0.0%
200,000	#	Mongolia Government International Bond, 5.125%, 12/05/22	190,000	0.0

		Morocco: 0.2%
500,000		Morocco Government International Bond, 4.250%, 12/11/22	520,625	0.1
1,000,000	#	Morocco Government International Bond, 4.250%, 12/11/22	1,041,250	0.1
			1,561,875	0.2

		Namibia: 0.1%
600,000		Namibia International Bonds, 5.500%, 11/03/21	673,500	0.1

		Netherlands: 4.6%
EUR 28,140,000	#	Netherlands Government Bond, 1.250%, 01/15/18	38,257,103	4.6

		Nigeria: 1.1%
NGN 425,000,000		Nigeria Government Bond, 7.000%, 10/23/19	2,142,753	0.3
NGN 430,500,000	Z	Nigeria Government Bond, 11.700%, 10/10/13	2,587,553	0.3
NGN 425,000,000	Z	Nigeria Government Bond, 12.150%, 09/26/13	2,561,055	0.3
NGN 257,300,000	Z	Nigeria Treasury Bill, 9.780%, 05/02/13	1,627,597	0.2
			8,918,958	1.1

		Panama: 0.2%
800,000		Panama Government International Bond, 4.300%, 04/29/53	804,000	0.1
625,000		Panama Government International Bond, 6.700%, 01/26/36	872,813	0.1
			1,676,813	0.2

		Paraguay: 0.2%
1,800,000	#	Republic of Paraguay, 4.625%, 01/25/23	1,845,000	0.2

See Accompanying Notes to Financial Statements

7

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Peru: 1.8%
2,000,000	#	El Fondo Mivivienda SA, 3.500%, 01/31/23	$1,996,000	0.3
510,000		Peruvian Government International Bond, 5.625%, 11/18/50	656,625	0.1
PEN 4,200,000	#	Peruvian Government International Bond, 6.950%, 08/12/31	1,983,360	0.2
PEN 8,400,000	#	Peruvian Government International Bond, 7.840%, 08/12/20	3,984,518	0.5
PEN 11,350,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	5,987,380	0.7
			14,607,883	1.8

		Philippines: 0.5%
650,000		Philippine Government International Bond, 7.750%, 01/14/31	987,187	0.2
1,595,000		Philippine Government International Bond, 4.000%, 01/15/21	1,802,350	0.2
711,000		Philippine Government International Bond, 6.375%, 01/15/32	964,294	0.1
			3,753,831	0.5

		Poland: 0.2%
1,150,000		Poland Government International Bond, 3.000%, 03/17/23	1,150,839	0.1
495,000		Poland Government International Bond, 5.000%, 03/23/22	579,175	0.1
			1,730,014	0.2

		Republic Of Serbia: 0.1%
300,000	#	Republic of Serbia, 4.875%, 02/25/20	309,750	0.0
800,000	#	Republic of Serbia, 5.250%, 11/21/17	848,400	0.1
			1,158,150	0.1

		Romania: 0.2%
570,000	#	Romanian Government International Bond, 4.375%, 08/22/23	592,771	0.1
808,000		Romanian Government International Bond, 6.750%, 02/07/22	993,315	0.1
			1,586,086	0.2

		Russia: 5.5%
RUB 155,100,000	#	AHML Finance Ltd., 7.750%, 02/13/18	5,073,813	0.6
750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	804,000	0.1
2,400,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,572,800	0.3
RUB 787,697,000		Russian Federal Bond — OFZ, 7.050%, 01/19/28	26,096,966	3.1
RUB 223,332,000		Russian Federal Bond — OFZ, 8.150%, 02/03/27	8,134,401	1.0
400,000		Russian Foreign Bond — Eurobond, 5.625%, 04/04/42	477,000	0.1
1,080,250		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	1,361,115	0.2
600,000		Russian Railways via RZD Capital PLC, 5.700%, 04/05/22	668,250	0.1
			45,188,345	5.5

		Rwanda: 0.1%
750,000	#	Rwanda International Government Bond, 6.625%, 05/02/23	736,026	0.1

		South Africa: 1.9%
ZAR 5,000,000		South Africa Government Bond, 7.250%, 01/15/20	597,615	0.0
ZAR 105,479,700		South Africa Government Bond, 8.750%, 02/28/48	13,149,140	1.6
2,400,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	2,396,472	0.3
			16,143,227	1.9

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	538,570	0.1

		Sri Lanka: 0.1%
600,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	637,500	0.1

		Tanzania: 0.2%
1,200,000		Tanzania Government International Bond, 6.450%, 03/08/20	1,261,500	0.2

		Thailand: 1.3%
THB 227,800,000		Thailand Government Bond, 3.125%, 12/11/15	7,819,773	0.9
THB 97,027,000		Thailand Government Bond, 3.775%, 06/25/32	3,288,934	0.4
THB 1,600,000		Thailand Government Bond, 5.250%, 05/12/14	55,894	0.0
			11,164,601	1.3

		Trinidad And Tobago: 0.2%
1,295,958		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	1,406,115	0.2

		Turkey: 0.5%
2,556,000		Turkey Government Bond, 7.375%, 02/05/25	3,418,650	0.4
800,000		Turkey Government International Bond, 4.875%, 04/16/43	826,000	0.1
			4,244,650	0.5

See Accompanying Notes to Financial Statements

8

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Ukraine: 0.4%
800,000	#	Ukraine Government International Bond, 7.500%, 04/17/23	$776,000	0.1
2,350,000		Ukraine Government International Bond, 9.250%, 07/24/17	2,520,375	0.3
			3,296,375	0.4

		United Kingdom: 1.7%
GBP 2,700,000		United Kingdom Gilt, 1.750%, 09/07/22	4,223,612	0.5
GBP 2,280,000		United Kingdom Gilt, 1.000%, 09/07/17	3,601,215	0.4
GBP 3,180,000		United Kingdom Gilt, 4.500%, 12/07/42	6,387,672	0.8
GBP 10,000		United Kingdom Gilt, 5.000%, 09/07/14	16,532	0.0
			14,229,031	1.7

		Uruguay: 0.1%
493,404		Uruguay Government International Bond, 7.625%, 03/21/36	749,234	0.1

		Venezuela: 0.7%
1,858,900		Petroleos de Venezuela SA, 4.900%, 10/28/14	1,796,627	0.2
1,200,000		Petroleos de Venezuela SA, 8.500%, 11/02/17	1,164,000	0.1
3,280,400		Petroleos de Venezuela SA, 9.000%, 11/17/21	3,108,179	0.4
			6,068,806	0.7

		Vietnam: 0.1%
440,000		Vietnam Government International Bond, 6.750%, 01/29/20	524,700	0.1

		Total Foreign Government Bonds
		(Cost $356,975,514)	362,880,823	43.8

ASSET-BACKED SECURITIES: 4.6%
		Cayman Islands: 4.6%
2,000,000	#	Apidos CDO II, 1.076%, 12/21/18	1,887,224	0.2
1,570,000	#	Ares XII CLO Ltd., 2.288%, 11/25/20	1,510,707	0.2
2,561,377	#	Avalon Capital Ltd. 3, 0.558%, 02/24/19	2,551,480	0.3
2,195,000	#	BlackRock Senior Income Series, 1.330%, 09/15/16	2,177,157	0.3
3,445,266	#	Emporia Preferred Funding II Corp., 0.557%, 10/18/18	3,414,241	0.4
3,375,000	#	Gulf Stream — Compass CLO 2005-II Ltd, 1.075%, 01/24/20	3,211,896	0.4
1,000,000	#	Halcyon Structured Asset Management CLO I Ltd., 1.989%, 05/21/18	980,633	0.1
825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.723%, 08/07/21	789,950	0.1
184,657	#	Landmark III CDO Ltd, 2.027%, 01/15/16	184,725	0.0
1,225,000	#	Landmark IV CDO Ltd, 1.380%, 12/15/16	1,224,827	0.1
2,175,000	#	Landmark IV CDO Ltd, 2.430%, 12/15/16	2,163,712	0.3
764,423	#	Lightpoint CLO Ltd., 0.540%, 09/15/17	756,676	0.1
3,785,000	#	Madison Park Funding I Ltd., 1.045%, 05/10/19	3,719,565	0.5
3,460,000	#	Madison Park Funding I Ltd., 2.175%, 05/10/19	3,396,544	0.4
2,418,760	#	Sagamore CLO Ltd, 1.777%, 10/15/15	2,419,930	0.3
600,000	#	Stanfield Bristol CLO Ltd, 0.740%, 10/15/19	579,589	0.1
2,000,000	#	Venture III CDO Ltd, 1.876%, 01/21/16	2,001,532	0.2
3,275,000	#	Venture IV CDO Ltd, 1.440%, 08/15/16	3,254,829	0.4
1,900,000	#	Whitney CLO Ltd, 2.387%, 03/01/17	1,898,980	0.2

		Total Asset-Backed Securities
		(Cost $38,096,894)	38,124,197	4.6

U.S. TREASURY OBLIGATIONS: 12.3%
		U.S. Treasury Bonds: 4.3%
13,858,000		2.000%, due 02/15/23	14,267,241	1.7
21,661,000		2.750%, due 11/15/42	21,048,405	2.6
			35,315,646	4.3

		U.S. Treasury Notes: 8.0%
7,683,000		0.125%, due 04/30/15	7,670,999	0.9
8,749,000		0.250%, due 04/15/16	8,735,334	1.1
11,758,000		0.625%, due 04/30/18	11,730,439	1.4
11,913,000		0.750%, due 03/31/18	11,966,978	1.4
11,276,000		1.125%, due 03/31/20	11,305,949	1.4
14,797,000		1.125%, due 04/30/20	14,833,993	1.8
			66,243,692	8.0

		Total U.S. Treasury Obligations
		(Cost $100,598,610)	101,559,338	12.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.6%
		Federal Home Loan Mortgage Corporation: 2.6%##
2,854,594		0.599%, due 08/15/36	2,880,920	0.3
4,525,228		0.649%, due 06/15/37	4,566,559	0.6
2,200,000		3.500%, due 04/01/43	2,344,139	0.3
4,701,509	ˆ	5.000%, due 02/15/40	809,003	0.1
909,753		5.500%, due 11/15/32	995,365	0.1
11,659,051	ˆ	5.801%, due 05/15/36	1,555,350	0.2
8,304,880	ˆ	5.851%, due 07/15/40	1,492,315	0.2
17,070,811	ˆ	6.351%, due 05/15/41	3,824,582	0.5
13,560,507	ˆ	6.451%, due 02/15/41	2,595,313	0.3
			21,063,546	2.6

		Federal National Mortgage Association: 5.2%##
4,860,120		0.820%, due 12/25/36	4,916,878	0.6
3,000,000		3.000%, due 01/25/38	3,252,270	0.4
19,522,000	W	3.500%, due 12/25/40	20,806,183	2.5
497,525		4.500%, due 12/01/40	537,361	0.1
800,104		4.500%, due 12/01/40	864,167	0.1
810,915		4.500%, due 12/01/40	875,844	0.1
1,248,165		4.500%, due 01/01/41	1,348,104	0.2
1,044,394		4.500%, due 01/01/41	1,128,017	0.1

See Accompanying Notes to Financial Statements

9

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
369,803		4.500%, due 09/01/41	$399,644	0.1
7,981,839	ˆ	5.000%, due 05/25/18	591,869	0.1
851,900		5.000%, due 07/25/34	875,373	0.1
1,082,909		5.000%, due 05/01/41	1,191,676	0.1
432,784		5.000%, due 06/01/41	476,252	0.1
743,114		6.000%, due 04/25/33	868,040	0.1
1,041,462		6.000%, due 12/01/37	1,150,999	0.1
4,529,394	ˆ	6.250%, due 02/25/42	1,086,998	0.1
833,941		7.053%, due 08/25/37	972,234	0.1
301,799		23.199%, due 07/25/35	375,200	0.0
990,555		32.449%, due 11/25/36	1,620,875	0.2
			43,337,984	5.2

		Government National Mortgage Association: 2.8%
2,391,923		0.719%, due 12/20/38	2,409,189	0.3
9,246,000	W	3.000%, due 06/01/43	9,813,762	1.2
19,729,364	ˆ	4.000%, due 08/16/26	2,157,299	0.2
5,983,733	ˆ	4.000%, due 04/20/38	700,993	0.1
12,574,265	ˆ	4.500%, due 12/20/37	1,441,896	0.2
892,408		4.500%, due 08/20/41	984,455	0.1
3,966,481	ˆ	5.000%, due 11/20/39	551,351	0.1
8,610,459	ˆ	5.000%, due 10/20/40	1,030,488	0.1
798,015		5.140%, due 10/20/60	914,610	0.1
506,133		5.288%, due 10/20/60	583,267	0.1
115,584		5.500%, due 03/20/39	126,895	0.0
1,194,575		21.403%, due 03/20/37	1,853,671	0.2
579,282		24.568%, due 04/16/37	852,970	0.1
			23,420,846	2.8

		Total U.S. Government Agency Obligations
		(Cost $85,714,642)	87,822,376	10.6

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.3%
		Options on Currencies: 0.3%
81,800,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.280, Exp. 09/09/13 Counterparty: Barclays Bank PLC	825,333	0.1
16,200,000	@	USD Put vs. JPY Call Currency Option, Strike @ 91.000, Exp. 06/10/13 Counterparty: Deutsche Bank AG	15,002	0.0
40,800,000	@	USD Put vs. JPY Call Currency Option, Strike @ 90.000, Exp. 05/16/13 Counterparty: Deutsche Bank AG	1,175	0.0
40,300,000	@	USD Put vs. JPY Call Currency Option, Strike @ 92.500, Exp. 06/13/13 Counterparty: Barclays Bank PLC	88,678	0.0
41,200,000	@	USD Put vs. JPY Call Currency Option, Strike @ 96.000, Exp. 10/29/13 Counterparty: Deutsche Bank AG	1,029,748	0.1
41,700,000	@	USD Put vs. JPY Call Currency Option, Strike @ 95.000, Exp. 07/15/13 Counterparty: Barclays Bank PLC	439,092	0.1
			2,399,028	0.3

		Total Purchased Options
		(Cost $3,936,296)	2,399,028	0.3

		Total Long-Term Investments
		(Cost $804,750,794)	824,208,356	99.5

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.0%
		Foreign Government Bonds: 1.8%
MYR 1,700,000	Z	Bank Negara Malaysia Monetary Notes, 2.850%, 07/18/13	555,283	0.1
MXN 97,000,000	Z	Mexico Cetes, 3.810%, 09/19/13	7,870,371	0.9
NGN 294,145,000	Z	Nigeria Treasury Bill, 10.260%, 10/24/13	1,772,261	0.2
NGN 809,687,000	Z	Nigeria Treasury Bill, 10.550%, 05/09/13	5,111,117	0.6
			15,309,032	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
1,675,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $1,675,000)	1,675,000	0.2

	Total Short-Term Investments
	(Cost $16,878,280)	16,984,032	2.0

	Total Investments in Securities (Cost $821,629,074)	$841,192,388	101.5
	Liabilities in Excess of Other Assets	(12,370,790)	(1.5)
	Net Assets	$828,821,598	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
W	Settlement is on a when-issued or delayed-delivery basis.
±	Defaulted security

See Accompanying Notes to Financial Statements

10

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real
CAD	Canadian Dollar
DOP	Dominican Peso
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
THB	Thai Baht
ZAR	South African Rand

Cost for federal income tax purposes is $822,163,620.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,778,451
Gross Unrealized Depreciation	(4,749,683)
Net Unrealized Appreciation	$19,028,768

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	44.3%
U.S. Treasury Obligations	8.0
Collateralized Mortgage Obligations	7.9
Financials	6.8
Federal National Mortgage Association	4.8
Asset-Backed Securities	4.5
U.S. Treasury Bonds	4.3
U.S. Government Agency Obligations	2.9
Consumer Discretionary	2.1
Energy	2.0
Telecommunication Services	1.8
Federal Home Loan Mortgage Corporation	1.5
Utilities	1.5
Government National Mortgage Association	1.4
Industrials	1.2
Information Technology	1.2
Corporate Bonds/Notes	1.2
Consumer Staples	1.1
Materials	1.0
Health Care	0.8
Options on Currencies	0.3
Other Asset-Backed Securities	0.1
Short-Term Investments	0.2
Foreign Government Securities	0.6
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

11

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Purchased Options	$—	$2,399,028	$—	$2,399,028
Corporate Bonds/Notes	—	166,159,576	—	166,159,576
Collateralized Mortgage Obligations	—	65,263,018	—	65,263,018
U.S. Treasury Obligations	—	101,559,338	—	101,559,338
Foreign Government Bonds	—	362,880,823	—	362,880,823
Short-Term Investments	1,675,000	15,309,032	—	16,984,032
U.S. Government Agency Obligations	—	87,822,376	—	87,822,376
Asset-Backed Securities	—	38,124,197	—	38,124,197
Total Investments, at fair value	$1,675,000	$839,517,388	$—	$841,192,388
Other Financial Instruments+
Swaps	—	31,460	—	31,460
Futures	2,558,621	—	—	2,558,621
Forward Foreign Currency Contracts	—	8,915,977	—	8,915,977
Total Assets	$4,233,621	$848,464,825	$—	$852,698,446
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(5,541,797)	$—	$(5,541,797)
Futures	(1,560,060)	—	—	(1,560,060)
Written Options	—	(822,734)	—	(822,734)
Forward Foreign Currency Contracts	—	(10,543,938)	—	(10,543,938)
Total Liabilities	$(1,560,060)	$(16,908,469)	$—	$(18,468,529)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At April 30, 2013, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	South Korean Won	20,246,232,600	Buy	06/14/13	$18,098,000	$18,354,080	$256,080
Barclays Bank PLC	British Pound	4,921,959	Buy	07/12/13	7,619,000	7,642,239	23,239
Barclays Bank PLC	New Zealand Dollar	11,190,890	Buy	07/12/13	9,495,000	9,544,987	49,987
Barclays Bank PLC	Canadian Dollar	51,357,611	Buy	07/12/13	50,804,352	50,892,628	88,276
Barclays Bank PLC	Canadian Dollar	5,337,327	Buy	07/12/13	5,268,000	5,289,004	21,004
Barclays Bank PLC	British Pound	15,087,130	Buy	07/12/13	23,209,483	23,425,524	216,041
Barclays Bank PLC	Canadian Dollar	177,028	Buy	07/12/13	174,000	175,425	1,425
Barclays Bank PLC	Colombian Peso	15,155,199,000	Buy	07/12/13	8,241,000	8,254,719	13,719
Barclays Bank PLC	Czech Koruna	467,421,809	Buy	06/14/13	23,718,267	23,869,539	151,272
Barclays Bank PLC	Peruvian Nuevo Sol	3,797,175	Buy	06/14/13	1,462,139	1,432,531	(29,608)
Barclays Bank PLC	South African Rand	37,339,792	Buy	06/14/13	4,088,000	4,136,607	48,607
Citigroup, Inc.	Hungarian Forint	2,725,589,165	Buy	06/14/13	11,893,032	11,936,576	43,544
Citigroup, Inc.	Polish Zloty	194,008	Buy	06/14/13	61,216	61,201	(15)
Citigroup, Inc.	Russian Ruble	13,502,771	Buy	06/14/13	432,262	430,372	(1,890)
Citigroup, Inc.	South Korean Won	4,936,927,000	Buy	06/14/13	4,324,000	4,475,537	151,537
Citigroup, Inc.	Mexican Peso	102,549,539	Buy	06/14/13	8,239,000	8,414,990	175,990
Citigroup, Inc.	Japanese Yen	1,445,229,016	Buy	07/12/13	14,840,000	14,830,921	(9,079)
Citigroup, Inc.	Canadian Dollar	1,594,139	Buy	07/12/13	1,574,000	1,579,706	5,706
Citigroup, Inc.	Mexican Peso	35,535,141	Buy	06/14/13	2,866,000	2,915,936	49,936
Citigroup, Inc.	EU Euro	8,873,121	Buy	07/12/13	11,570,000	11,691,194	121,194
Citigroup, Inc.	Australian Dollar	8,317,949	Buy	07/12/13	8,529,000	8,577,319	48,319
Citigroup, Inc.	Polish Zloty	13,143,197	Buy	06/14/13	4,020,000	4,146,068	126,068
Citigroup, Inc.	Australian Dollar	5,430,085	Buy	07/12/13	5,553,000	5,599,406	46,406
Citigroup, Inc.	EU Euro	3,584,316	Buy	07/12/13	4,678,578	4,722,681	44,103
Citigroup, Inc.	Australian Dollar	2,337,239	Buy	07/12/13	2,390,000	2,410,119	20,119
Citigroup, Inc.	Polish Zloty	25,903,200	Buy	06/14/13	7,992,836	8,171,256	178,420

See Accompanying Notes to Financial Statements

12

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Australian Dollar	15,987,879	Buy	07/12/13	16,672,000	16,486,413	(185,587)
Citigroup, Inc.	Canadian Dollar	3,149,852	Buy	07/12/13	3,103,000	3,121,334	18,334
Citigroup, Inc.	Romanian New Leu	15,274,599	Buy	06/14/13	4,503,656	4,627,988	124,332
Citigroup, Inc.	Australian Dollar	16,806,865	Buy	07/12/13	17,657,208	17,330,937	(326,271)
Citigroup, Inc.	EU Euro	40,757,424	Buy	07/12/13	53,549,142	53,701,842	152,700
Citigroup, Inc.	Norwegian Krone	8,870,439	Buy	07/12/13	1,551,000	1,534,056	(16,944)
Citigroup, Inc.	New Zealand Dollar	20,851,607	Buy	07/12/13	17,943,850	17,784,851	(158,999)
Citigroup, Inc.	New Zealand Dollar	24,882,225	Buy	07/12/13	21,354,000	21,222,665	(131,335)
Citigroup, Inc.	Swedish Krona	136,837,164	Buy	07/12/13	21,559,135	21,079,532	(479,603)
Citigroup, Inc.	Swedish Krona	3,349,575	Buy	07/12/13	527,000	515,996	(11,004)
Citigroup, Inc.	Polish Zloty	12,979,752	Buy	06/14/13	4,040,000	4,094,509	54,509
Citigroup, Inc.	South African Rand	38,094,575	Buy	06/14/13	4,064,000	4,220,224	156,224
Citigroup, Inc.	Polish Zloty	13,031,289	Buy	06/14/13	4,060,000	4,110,766	50,766
Citigroup, Inc.	Indian Rupee	609,266,323	Buy	06/14/13	10,871,990	11,213,152	341,162
Citigroup, Inc.	Philippine Peso	425,123,020	Buy	07/12/13	10,444,000	10,297,880	(146,120)
Citigroup, Inc.	Romanian New Leu	12,685,186	Buy	06/14/13	3,733,683	3,843,433	109,750
Citigroup, Inc.	Hong Kong Sar Dollar	31,520,898	Buy	06/14/13	4,066,024	4,062,823	(3,201)
Citigroup, Inc.	Mexican Peso	50,849,790	Buy	06/14/13	3,924,000	4,172,622	248,622
Citigroup, Inc.	Mexican Peso	192,737,834	Buy	06/14/13	14,933,429	15,815,643	882,214
Citigroup, Inc.	Singapore Dollar	4,805,932	Buy	06/14/13	3,876,408	3,901,910	25,502
Citigroup, Inc.	South African Rand	21,065,367	Buy	06/14/13	2,288,000	2,333,680	45,680
Citigroup, Inc.	Polish Zloty	13,615,728	Buy	06/14/13	4,251,000	4,295,130	44,130
Citigroup, Inc.	Indian Rupee	224,223,852	Buy	06/14/13	4,084,000	4,126,695	42,695
Citigroup, Inc.	Chinese Yuan	24,596,098	Buy	08/09/13	3,904,000	3,969,532	65,532
Citigroup, Inc.	Chinese Yuan	52,653,279	Buy	08/09/13	8,357,000	8,497,643	140,643
Credi Suisse Group AG	Mexican Peso	103,758,221	Buy	06/14/13	8,405,000	8,514,171	109,171
Credi Suisse Group AG	Swiss Franc	4,957,544	Buy	07/12/13	5,345,084	5,335,638	(9,446)
Credi Suisse Group AG	Japanese Yen	69,605,327	Buy	07/12/13	699,540	714,289	14,749
Credi Suisse Group AG	Norwegian Krone	155,692,352	Buy	07/12/13	27,218,424	26,925,479	(292,945)
Credi Suisse Group AG	Swedish Krona	301,258	Buy	07/12/13	47,000	46,408	(592)
Deutsche Bank AG	Chinese Offshore Yuan	49,330,698	Buy	01/14/14	7,834,000	7,934,410	100,410
Deutsche Bank AG	Hungarian Forint	2,725,589,165	Buy	06/14/13	11,923,792	11,936,576	12,784
Deutsche Bank AG	South African Rand	605,997	Buy	06/14/13	67,131	67,134	3
Deutsche Bank AG	Hungarian Forint	119,727,322	Buy	06/14/13	528,028	524,340	(3,688)
Deutsche Bank AG	Hungarian Forint	2,274,819,113	Buy	06/14/13	10,024,855	9,962,452	(62,403)
Deutsche Bank AG	South African Rand	25,897,939	Buy	06/14/13	2,874,590	2,869,046	(5,544)
Deutsche Bank AG	Turkish Lira	38,538,997	Buy	06/14/13	21,424,003	21,398,702	(25,301)
Deutsche Bank AG	Japanese Yen	190,893,580	Buy	07/12/13	1,959,000	1,958,947	(53)
Deutsche Bank AG	Indian Rupee	380,436,960	Buy	06/14/13	6,882,000	7,001,696	119,696
Deutsche Bank AG	Romanian New Leu	3,426,595	Buy	06/14/13	987,000	1,038,210	51,210
Deutsche Bank AG	Japanese Yen	434,282,790	Buy	07/12/13	4,444,000	4,456,604	12,604
Deutsche Bank AG	Peruvian Nuevo Sol	25,619,061	Buy	06/14/13	9,903,000	9,665,108	(237,892)
Deutsche Bank AG	New Zealand Dollar	3,978,092	Buy	07/12/13	3,336,000	3,393,013	57,013
Deutsche Bank AG	Polish Zloty	13,089,060	Buy	06/14/13	4,016,000	4,128,990	112,990
Deutsche Bank AG	South African Rand	37,782,636	Buy	06/14/13	4,028,000	4,185,666	157,666
Deutsche Bank AG	Japanese Yen	503,436,190	Buy	07/12/13	5,150,000	5,166,256	16,256
Deutsche Bank AG	South African Rand	97,339,595	Buy	06/14/13	10,391,393	10,783,554	392,161
Deutsche Bank AG	Polish Zloty	13,012,440	Buy	06/14/13	4,064,000	4,104,821	40,821
Deutsche Bank AG	South African Rand	37,653,354	Buy	06/14/13	4,064,000	4,171,344	107,344
Deutsche Bank AG	Indonesian Rupiah	64,643,058,000	Buy	06/14/13	6,592,867	6,612,985	20,118
Deutsche Bank AG	Polish Zloty	44,006,168	Buy	06/14/13	13,714,427	13,881,902	167,475
Deutsche Bank AG	Turkish Lira	26,469,153	Buy	06/14/13	14,518,562	14,696,945	178,383
Deutsche Bank AG	Israeli New Shekel	4,880,313	Buy	06/14/13	1,301,816	1,359,218	57,402
Deutsche Bank AG	Turkish Lira	13,826,292	Buy	06/14/13	7,569,000	7,677,022	108,022
Deutsche Bank AG	Philippine Peso	1,026,759,052	Buy	07/12/13	25,196,541	24,871,485	(325,056)
Deutsche Bank AG	Colombian Peso	16,201,958,500	Buy	07/12/13	8,827,000	8,824,867	(2,133)
Deutsche Bank AG	Colombian Peso	3,682,646,983	Buy	07/12/13	2,026,561	2,005,860	(20,701)
Deutsche Bank AG	Chinese Yuan	50,722,335	Buy	08/09/13	8,055,000	8,186,010	131,010
Goldman Sachs & Co.	Mexican Peso	30,318	Buy	06/14/13	2,444	2,488	44
Goldman Sachs & Co.	Norwegian Krone	43,373,300	Buy	07/12/13	7,444,000	7,500,991	56,991
Goldman Sachs & Co.	Swedish Krona	24,510,674	Buy	07/12/13	3,709,000	3,775,827	66,827

See Accompanying Notes to Financial Statements

13

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Norwegian Krone	22,872,567	Buy	07/12/13	3,866,000	3,955,588	89,588
Goldman Sachs & Co.	Norwegian Krone	20,203,409	Buy	07/12/13	3,440,000	3,493,983	53,983
Goldman Sachs & Co.	Polish Zloty	13,667,710	Buy	06/14/13	4,239,183	4,311,528	72,345
Goldman Sachs & Co.	Australian Dollar	8,151,084	Buy	07/12/13	8,513,000	8,405,251	(107,749)
Goldman Sachs & Co.	EU Euro	2,888,360	Buy	07/12/13	3,785,000	3,805,694	20,694
Goldman Sachs & Co.	Chilean Peso	4,403,069,418	Buy	07/12/13	9,255,007	9,256,432	1,425
Goldman Sachs & Co.	Japanese Yen	99,083,638	Buy	07/12/13	992,000	1,016,795	24,795
JPMorgan Chase & Co.	New Zealand Dollar	5,200,160	Buy	07/12/13	4,437,000	4,435,345	(1,655)
JPMorgan Chase & Co.	Australian Dollar	1,119,572	Buy	07/12/13	1,153,000	1,154,482	1,482
JPMorgan Chase & Co.	Japanese Yen	355,252,274	Buy	07/12/13	3,626,000	3,645,594	19,594
JPMorgan Chase & Co.	Malaysian Ringgit	8,921,512	Buy	06/14/13	2,878,000	2,922,848	44,848
JPMorgan Chase & Co.	Swedish Krona	54,869,181	Buy	07/12/13	8,380,000	8,452,504	72,504
JPMorgan Chase & Co.	Australian Dollar	2,803,507	Buy	07/12/13	2,866,000	2,890,926	24,926
JPMorgan Chase & Co.	Norwegian Krone	48,293,321	Buy	07/12/13	8,287,000	8,351,860	64,860
JPMorgan Chase & Co.	British Pound	8,524,745	Buy	07/12/13	13,045,000	13,236,223	191,223
JPMorgan Chase & Co.	Japanese Yen	162,240,936	Buy	07/12/13	1,640,000	1,664,914	24,914
JPMorgan Chase & Co.	Danish Krone	11,481,481	Buy	07/12/13	2,024,772	2,029,729	4,957
JPMorgan Chase & Co.	Australian Dollar	3,380,566	Buy	07/12/13	3,539,000	3,485,979	(53,021)
JPMorgan Chase & Co.	British Pound	3,166,124	Buy	07/12/13	4,848,000	4,915,985	67,985
JPMorgan Chase & Co.	Mexican Peso	152,213,396	Buy	06/14/13	12,059,563	12,490,296	430,733
JPMorgan Chase & Co.	Taiwan New Dollar	72,116,656	Buy	07/12/13	2,441,735	2,445,959	4,224
UBS Warburg LLC	Singapore Dollar	10,066,342	Buy	06/14/13	8,162,000	8,172,808	10,808
UBS Warburg LLC	Hungarian Forint	1,007,911,992	Buy	06/14/13	4,467,000	4,414,098	(52,902)
UBS Warburg LLC	Japanese Yen	1,610,635,627	Buy	07/12/13	16,489,000	16,528,322	39,322
UBS Warburg LLC	Polish Zloty	3,767,996	Buy	06/14/13	1,151,000	1,188,628	37,628
UBS Warburg LLC	Swedish Krona	33,359,266	Buy	07/12/13	5,091,000	5,138,938	47,938
UBS Warburg LLC	Japanese Yen	664,318,678	Buy	07/12/13	6,687,000	6,817,230	130,230
UBS Warburg LLC	Norwegian Krone	17,107,502	Buy	07/12/13	2,932,000	2,958,576	26,576
UBS Warburg LLC	EU Euro	14,759,414	Buy	07/12/13	19,304,000	19,446,953	142,953
UBS Warburg LLC	EU Euro	2,357,608	Buy	07/12/13	3,081,000	3,106,376	25,376
							$5,450,111

Barclays Bank PLC	Russian Ruble	119,998,420	Sell	06/14/13	$3,755,467	$3,824,694	$(69,227)
Barclays Bank PLC	Russian Ruble	890,934,501	Sell	06/14/13	28,619,344	28,396,633	222,711
Barclays Bank PLC	Hungarian Forint	5,145,133,157	Sell	06/14/13	22,578,257	22,532,843	45,414
Barclays Bank PLC	South Korean Won	10,348,433,900	Sell	06/14/13	9,149,000	9,381,300	(232,300)
Barclays Bank PLC	Swedish Krona	33,816,852	Sell	07/12/13	5,167,000	5,209,428	(42,428)
Barclays Bank PLC	EU Euro	4,465,671	Sell	07/12/13	5,815,000	5,883,952	(68,952)
Barclays Bank PLC	Mexican Peso	12,299,998	Sell	06/14/13	968,000	1,009,311	(41,311)
Barclays Bank PLC	South African Rand	67,488,697	Sell	06/14/13	7,334,213	7,476,587	(142,374)
Barclays Bank PLC	Indian Rupee	147,584,860	Sell	06/14/13	2,627,000	2,716,204	(89,204)
Citigroup, Inc.	EU Euro	13,972,464	Sell	07/12/13	18,298,884	18,410,071	(111,187)
Citigroup, Inc.	Norwegian Krone	4,218,205	Sell	07/12/13	719,000	729,498	(10,498)
Citigroup, Inc.	South African Rand	37,382,751	Sell	06/14/13	4,016,000	4,141,366	(125,366)
Citigroup, Inc.	Canadian Dollar	2,303,338	Sell	07/12/13	2,255,000	2,282,484	(27,484)
Citigroup, Inc.	Malaysian Ringgit	13,050,713	Sell	06/14/13	4,193,000	4,275,649	(82,649)
Citigroup, Inc.	Indian Rupee	213,789,800	Sell	06/14/13	3,866,000	3,934,663	(68,663)
Citigroup, Inc.	British Pound	1,947,812	Sell	07/12/13	2,971,000	3,024,334	(53,334)
Citigroup, Inc.	British Pound	2,183,080	Sell	07/12/13	3,331,000	3,389,630	(58,630)

See Accompanying Notes to Financial Statements

14

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Polish Zloty	13,064,598	Sell	06/14/13	4,020,000	4,121,274	(101,274)
Citigroup, Inc.	Canadian Dollar	10,822,510	Sell	07/12/13	10,525,000	10,724,525	(199,525)
Citigroup, Inc.	British Pound	4,693,769	Sell	07/12/13	7,171,000	7,287,934	(116,934)
Citigroup, Inc.	Japanese Yen	1,018,885,901	Sell	07/12/13	10,402,952	10,455,794	(52,842)
Citigroup, Inc.	EU Euro	4,369,686	Sell	07/12/13	5,737,000	5,757,483	(20,483)
Citigroup, Inc.	Norwegian Krone	16,510,116	Sell	07/12/13	2,834,000	2,855,264	(21,264)
Citigroup, Inc.	Canadian Dollar	10,402,656	Sell	07/12/13	10,102,000	10,308,472	(206,472)
Citigroup, Inc.	Canadian Dollar	10,565,508	Sell	07/12/13	10,323,000	10,469,850	(146,850)
Citigroup, Inc.	Australian Dollar	8,360,792	Sell	07/12/13	8,622,000	8,621,499	501
Citigroup, Inc.	Swedish Krona	38,629,857	Sell	07/12/13	6,036,000	5,950,863	85,137
Citigroup, Inc.	New Zealand Dollar	6,053,296	Sell	07/12/13	5,164,000	5,163,006	994
Citigroup, Inc.	Japanese Yen	818,969,611	Sell	07/12/13	8,346,000	8,404,256	(58,256)
Citigroup, Inc.	Singapore Dollar	5,038,833	Sell	06/14/13	4,029,000	4,091,001	(62,001)
Citigroup, Inc.	British Pound	4,300,366	Sell	07/12/13	6,615,000	6,677,104	(62,104)
Citigroup, Inc.	South African Rand	39,876,204	Sell	06/14/13	4,307,000	4,417,598	(110,598)
Citigroup, Inc.	Mexican Peso	50,989,269	Sell	06/14/13	4,032,000	4,184,067	(152,067)
Citigroup, Inc.	South African Rand	37,295,360	Sell	06/14/13	4,027,000	4,131,685	(104,685)
Citigroup, Inc.	Polish Zloty	12,933,950	Sell	06/14/13	4,050,000	4,080,061	(30,061)
Citigroup, Inc.	Mexican Peso	51,001,466	Sell	06/14/13	4,032,000	4,185,068	(153,068)
Citigroup, Inc.	Mexican Peso	51,374,914	Sell	06/14/13	4,064,000	4,215,712	(151,712)
Citigroup, Inc.	Polish Zloty	3,110,998	Sell	06/14/13	968,000	981,375	(13,375)
Citigroup, Inc.	Colombian Peso	15,380,205,440	Sell	07/12/13	8,332,000	8,377,275	(45,275)
Citigroup, Inc.	South African Rand	34,567,900	Sell	06/14/13	3,774,000	3,829,529	(55,529)
Citigroup, Inc.	Mexican Peso	52,753,494	Sell	06/14/13	4,088,000	4,328,836	(240,836)
Citigroup, Inc.	Malaysian Ringgit	15,257,251	Sell	06/14/13	4,877,638	4,998,551	(120,913)
Credi Suisse Group AG	Japanese Yen	824,534,085	Sell	07/12/13	8,430,000	8,461,358	(31,358)
Credi Suisse Group AG	Turkish Lira	20,013,095	Sell	06/14/13	10,887,937	11,112,232	(224,295)
Deutsche Bank AG	Mexican Peso	101,909,909	Sell	06/14/13	8,263,000	8,362,503	(99,503)
Deutsche Bank AG	Turkish Lira	17,837,635	Sell	06/14/13	9,778,129	9,904,311	(126,182)
Deutsche Bank AG	Indian Rupee	691,875,240	Sell	06/14/13	12,417,000	12,733,515	(316,515)
Deutsche Bank AG	Australian Dollar	2,314,238	Sell	07/12/13	2,385,000	2,386,400	(1,400)
Deutsche Bank AG	British Pound	5,472,202	Sell	07/12/13	8,396,000	8,496,593	(100,593)
Deutsche Bank AG	EU Euro	12,547,152	Sell	07/12/13	16,332,000	16,532,084	(200,084)
Deutsche Bank AG	Polish Zloty	12,909,166	Sell	06/14/13	4,040,000	4,072,242	(32,242)
Deutsche Bank AG	South African Rand	37,905,846	Sell	06/14/13	4,064,000	4,199,316	(135,316)
Deutsche Bank AG	South Korean Won	4,281,394,000	Sell	06/14/13	3,835,000	3,881,268	(46,268)
Deutsche Bank AG	Singapore Dollar	4,635,533	Sell	06/14/13	3,707,000	3,763,564	(56,564)
Deutsche Bank AG	Polish Zloty	13,069,671	Sell	06/14/13	4,040,000	4,122,874	(82,874)
Deutsche Bank AG	South African Rand	37,436,593	Sell	06/14/13	4,064,000	4,147,331	(83,331)
Deutsche Bank AG	Polish Zloty	13,000,171	Sell	06/14/13	4,064,000	4,100,950	(36,950)
Deutsche Bank AG	Philippine Peso	425,100,900	Sell	07/12/13	10,293,000	10,297,344	(4,344)
Deutsche Bank AG	Mexican Peso	92,294,367	Sell	06/14/13	7,183,000	7,573,473	(390,473)
Deutsche Bank AG	Turkish Lira	14,448,557	Sell	06/14/13	7,951,000	8,022,533	(71,533)
Deutsche Bank AG	Thai Baht	106,092,471	Sell	06/14/13	3,538,244	3,605,631	(67,387)
Deutsche Bank AG	South Korean Won	2,064,049,595	Sell	06/14/13	1,881,454	1,871,149	10,305
Deutsche Bank AG	Malaysian Ringgit	7,961,671	Sell	06/14/13	2,551,000	2,608,387	(57,387)
Deutsche Bank AG	Czech Koruna	427,800,824	Sell	06/14/13	21,846,636	21,846,238	398
Deutsche Bank AG	Mexican Peso	50,522,230	Sell	06/14/13	3,924,000	4,145,743	(221,743)
Deutsche Bank AG	Brazilian Real	17,574,225	Sell	07/12/13	8,610,595	8,699,068	(88,473)
Deutsche Bank AG	Philippine Peso	420,089,250	Sell	07/12/13	10,290,000	10,175,945	114,055
Deutsche Bank AG	Philippine Peso	244,205,760	Sell	07/12/13	6,009,000	5,915,468	93,532
Goldman Sachs & Co.	Hungarian Forint	148,039,844	Sell	06/14/13	635,125	648,332	(13,207)
Goldman Sachs & Co.	EU Euro	5,889,748	Sell	07/12/13	7,716,000	7,760,312	(44,312)
Goldman Sachs & Co.	Canadian Dollar	2,684,891	Sell	07/12/13	2,635,000	2,660,583	(25,583)
Goldman Sachs & Co.	British Pound	5,448,668	Sell	07/12/13	8,360,000	8,460,051	(100,051)
Goldman Sachs & Co.	British Pound	8,163,233	Sell	07/12/13	12,430,000	12,674,909	(244,909)
Goldman Sachs & Co.	Norwegian Krone	20,057,463	Sell	07/12/13	3,493,000	3,468,743	24,257
Goldman Sachs & Co.	South African Rand	40,531,627	Sell	06/14/13	4,454,167	4,490,207	(36,040)
HSBC	British Pound	10,860,324	Sell	07/12/13	16,543,000	16,862,636	(319,636)
JPMorgan Chase & Co.	Russian Ruble	43,959,350	Sell	06/14/13	1,399,000	1,401,110	(2,110)

See Accompanying Notes to Financial Statements

15

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Polish Zloty	28,777,764	Sell	06/14/13	8,904,000	9,078,048	(174,048)
JPMorgan Chase & Co.	Turkish Lira	2,099,786	Sell	06/14/13	1,149,000	1,165,902	(16,902)
JPMorgan Chase & Co.	British Pound	6,284,881	Sell	07/12/13	9,731,000	9,758,424	(27,424)
JPMorgan Chase & Co.	New Zealand Dollar	12,535,511	Sell	07/12/13	10,599,000	10,691,847	(92,847)
JPMorgan Chase & Co.	Australian Dollar	8,162,750	Sell	07/12/13	8,339,000	8,417,281	(78,281)
JPMorgan Chase & Co.	Norwegian Krone	49,697,863	Sell	07/12/13	8,449,000	8,594,762	(145,762)
JPMorgan Chase & Co.	Swedish Krona	54,029,251	Sell	07/12/13	8,287,000	8,323,114	(36,114)
JPMorgan Chase & Co.	Australian Dollar	8,060,830	Sell	07/12/13	8,272,000	8,312,184	(40,184)
JPMorgan Chase & Co.	Australian Dollar	8,091,729	Sell	07/12/13	8,309,000	8,344,046	(35,046)
JPMorgan Chase & Co.	Norwegian Krone	85,651,004	Sell	07/12/13	14,873,000	14,812,508	60,492
JPMorgan Chase & Co.	British Pound	6,408,431	Sell	07/12/13	9,837,000	9,950,260	(113,260)
JPMorgan Chase & Co.	Australian Dollar	3,839,149	Sell	07/12/13	4,022,000	3,958,861	63,139
JPMorgan Chase & Co.	New Zealand Dollar	72,778	Sell	07/12/13	62,000	62,074	(74)
UBS Warburg LLC	New Zealand Dollar	3,853,422	Sell	07/12/13	3,232,000	3,286,679	(54,679)
UBS Warburg LLC	New Zealand Dollar	12,837,172	Sell	07/12/13	10,798,000	10,949,141	(151,141)
UBS Warburg LLC	New Zealand Dollar	19,701,012	Sell	07/12/13	16,763,000	16,803,480	(40,480)
UBS Warburg LLC	Swedish Krona	16,883,054	Sell	07/12/13	2,645,000	2,600,806	44,194
UBS Warburg LLC	EU Euro	22,594,598	Sell	07/12/13	29,644,000	29,770,565	(126,565)
							$(7,078,072)

ING Global Bond Fund Open Futures Contracts on April 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	22	06/06/13	$4,016,225	$158,378
Australia 10-Year Bond	34	06/17/13	4,403,108	172,787
Australia 3-Year Bond	62	06/17/13	7,064,079	80,203
Canada 10-Year Bond	124	06/19/13	16,830,374	219,641
Euro-Bobl 5-Year	163	06/06/13	27,204,233	120,753
Euro-Schatz	491	06/06/13	71,613,462	24,275
Long Gilt	288	06/26/13	53,688,243	1,745,534
Short Gilt	98	06/26/13	15,889,588	(556)
U.S. Treasury 2-Year Note	259	06/28/13	57,141,875	37,050
			$257,851,187	$2,558,065
Short Contracts
Euro-Bund	(140)	06/06/13	(27,025,404)	(206,632)
Medium Gilt	(151)	06/26/13	(26,983,302)	(300,300)
U.S. Treasury 10-Year Note	(422)	06/19/13	(56,277,658)	(502,182)
U.S. Treasury 5-Year Note	(518)	06/28/13	(64,563,846)	(393,286)
U.S. Treasury Long Bond	(26)	06/19/13	(3,857,750)	(18,886)
U.S. Treasury Ultra Long Bond	(173)	06/19/13	(28,431,469)	(138,218)
			$(207,139,429)	$(1,559,504)

See Accompanying Notes to Financial Statements

16

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING Global Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on April 30, 2013:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL 47,000,000	$(1,439,939)	$—	$(1,439,939)
Receive a fixed rate equal to 8.860% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Counterparty: Deutsche Bank AG	01/02/17	BRL 7,000,000	31,460	—	31,460
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL 48,000,000	(1,467,079)	—	(1,467,079)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW 17,000,000,000	(642,212)	—	(642,212)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW 17,000,000,000	(635,363)	—	(635,363)
Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN 54,500,000	(1,357,204)	—	(1,357,204)
			$(5,510,337)	$—	$(5,510,337)

ING Global Bond Fund Written OTC Options on April 30, 2013:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Currencies
81,800,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1.220 USD	09/09/13	$654,400	$(264,982)
40,300,000	Barclays Bank PLC	USD Put vs. JPY Call Currency Option	88.500 USD	06/13/13	137,020	(12,439)
41,700,000	Barclays Bank PLC	USD Put vs. JPY Call Currency Option	90.000 USD	07/15/13	114,675	(78,039)
40,800,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	86.000 USD	05/16/13	110,548	(38)
41,200,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	92.000 USD	10/29/13	352,672	(467,236)
				Total Written OTC Options	$1,369,315	$(822,734)

See Accompanying Notes to Financial Statements

17

ING GLOBAL PERSPECTIVES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
	Affiliated Investment Companies: 100.0%
1,382	ING Core Equity Research Fund — Class I	$20,385	10.0
1,769	ING Emerging Markets Equity Fund — Class I	20,454	10.0
1,771	ING Global Bond Fund — Class I	20,348	10.0
1,049	ING Global Real Estate Fund — Class I	21,168	10.4
2,238	ING GNMA Income Fund — Class I	20,099	9.8
2,407	ING High Yield Bond Fund — Class I	20,339	9.9
1,982	ING Intermediate Bond Fund — Class I	20,236	9.9
2,018	ING International Core Fund — Class I	20,790	10.2
852	ING MidCap Opportunities Fund — Class I	20,335	9.9
1,264	ING Small Company Fund — Class I	20,327	9.9

	Total Mutual Funds
	(Cost $200,461)	204,481	100.0
	Liabilities in Excess of Other Assets	(52)	—
	Net Assets	$204,429	100.0

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,020
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$4,020

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Mutual Funds	$204,481	$—	$—	$204,481
Total Investments, at fair value	$204,481	$—	$—	$204,481

See Accompanying Notes to Financial Statements

18

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.4%
		Australia: 4.3%
70,558		Aditya Birla Minerals Ltd.	$24,910	0.0
425,481		Australian Pharmaceutical Industries Ltd.	214,090	0.1
456,598	@	Australian Worldwide Exploration Ltd.	611,491	0.2
89,000		Beach Petroleum Ltd.	125,719	0.1
85,795	@	Boom Logistics Ltd	18,678	0.0
216,543		Boral Ltd.	1,123,982	0.4
6,531		Codan Ltd./Australia	22,951	0.0
24,777		Collection House Ltd.	40,199	0.0
63,654		Collins Foods Ltd.	124,754	0.1
97,932		Domino’s Pizza Enterprises Ltd.	1,331,006	0.5
44,391		Emeco Holdings Ltd.	21,207	0.0
9,156		Forge Group Ltd.	54,934	0.0
168,373	@	Karoon Gas Australia Ltd.	729,903	0.3
23,731		McPherson’s Ltd.	54,616	0.1
49,347		NRW Holdings Ltd.	66,608	0.0
149,371		Nufarm Ltd.	651,401	0.3
91,023		RCR Tomlinson Ltd.	213,380	0.1
186,535		Resolute Mining Ltd.	185,528	0.1
764,897	@	Roc Oil Co. Ltd.	361,626	0.1
339,526		SAI Global Ltd.	1,240,766	0.5
38,657		Seek Ltd.	448,498	0.2
54,331		Sims Group Ltd.	545,026	0.2
124,672		Skilled Group Ltd.	368,697	0.1
26,005		Specialty Fashion Group Ltd	31,543	0.0
131,420		Tox Free Solutions Ltd.	438,703	0.2
595,732	@	Transpacific Industries Group Ltd.	598,398	0.2
77,080		Troy Resources NL	149,777	0.1
88,684		UXC Ltd.	108,912	0.0
44,436		WDS Ltd.	21,468	0.0
224,356		Whitehaven Coal Ltd.	454,146	0.2
24,976		WorleyParsons Ltd.	590,475	0.2
			10,973,392	4.3

		Austria: 1.4%
16,052		Andritz AG	1,045,359	0.4
24,645		CA Immobilien Anlagen AG	346,966	0.1
13,617		Schoeller-Bleckmann Oilfield Equipment AG	1,331,956	0.5
83,945		Zumtobel AG	940,024	0.4
			3,664,305	1.4

		Belgium: 1.9%
208,437	@	AGFA-Gevaert NV	376,067	0.2
4,209	@	Barco NV	374,792	0.1
13,410		Cie d’Entreprises CFE	815,906	0.3
43,523		D’ieteren SA	2,006,117	0.8
9,323		Econocom Group	70,107	0.0
5,126		Kinepolis Group NV	668,297	0.3
9,699		Melexis NV	197,089	0.1
40,405	@	Recticel SA	318,702	0.1
3,496		Sioen Industries NV	31,516	0.0
			4,858,593	1.9

		Bermuda: 0.0%
6,361	@	Global Sources Ltd.	43,382	0.0
20,500	@	GP Investments Ltd.	48,362	0.0
			91,744	0.0

		Brazil: 0.5%
25,700		Arezzo Industria e Comercio SA	541,553	0.2
12,600		Banco Daycoval SA	66,251	0.0
5,400		Banco Pine SA	37,354	0.0
9,000		Cia Providencia Industria e Comercio SA	39,810	0.0
68,200	@	Marfrig Frigorificos e Comercio de Alimentos SA	232,475	0.1
20,800		Porto Seguro SA	258,031	0.1
16,700		Rodobens Negocios Imobiliarios SA	122,282	0.1
			1,297,756	0.5

		British Virgin Islands: 0.0%
84,324	@	Polo Resources Ltd.	25,542	0.0

		Canada: 4.2%
5,259		Aastra Technologies Ltd.	98,660	0.0
2,045		Acadian Timber Corp.	28,926	0.0
2,600		Akita Drilling Ltd.	28,776	0.0
11,337		Altus Group Ltd./Canada	94,752	0.0
5,200	@	Atrium Innovations, Inc.	63,951	0.0
4,000	@	Canam Group, Inc.	38,116	0.0
29,900		Cascades, Inc.	146,020	0.1
12,100		CCL Industries, Inc.	756,182	0.3
15,500	@	Celestica, Inc.	133,853	0.1
4,500		Cogeco, Inc.	192,292	0.1
20,100		Cott Corp.	220,862	0.1
39,600		Dorel Industries, Inc.	1,709,861	0.7
18,151		Enerflex Ltd.	250,433	0.1
11,200	@	Enghouse Systems Ltd.	255,028	0.1
15,800		Exco Technologies Ltd.	87,826	0.0
4,100	@	Heroux-Devtek, Inc.	32,191	0.0
44,400	@	International Forest Products Ltd..	458,345	0.2
24,400		Intertape Polymer Group, Inc.	271,259	0.1
4,238	@	MDS, Inc.	29,615	0.0
2,675	@	MEGA Brands, Inc.	38,965	0.0
95,100		Nevsun Resources Ltd	355,876	0.1
55,900		Noranda Income Fund	277,433	0.1
31,006	@	Norbord, Inc.	1,034,098	0.4
7,177	@	North American Energy Partners, Inc.	29,067	0.0
89,404		Parkland Fuel Corp.	1,477,569	0.6
1,100	@	Points International Ltd.	19,108	0.0
10,400		Pulse Seismic, Inc.	32,311	0.0
19,900		Quebecor, Inc.	926,408	0.4
1,900		Rocky Mountain Dealerships, Inc.	24,046	0.0
23,700		Savanna Energy Services Corp.	165,849	0.1
37,256	@	Sierra Wireless	413,542	0.2

See Accompanying Notes to Financial Statements

19

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
2,500		Softchoice Corp.	$49,655	0.0
52,800		Transcontinental, Inc.	679,752	0.3
29,900		Trinidad Drilling Ltd.	204,191	0.1
2,104		Vicwest, Inc.	22,994	0.0
			10,647,812	4.2

		Cayman Islands: 0.0%
20,843	@	China Great Star International Ltd.	26,715	0.0

		China: 0.9%
1,312,000		Baofeng Modern International Holdings Co. Ltd	145,494	0.1
68,000		Baoye Group Co. Ltd.	53,628	0.0
113,000		China First Chemical Holdings Ltd.	21,872	0.0
1,693,000	@, X	China Gaoxian Fibre Fabric Holdings Ltd.	26,116	0.0
14,836		China King-highway Holdings Ltd.	33,159	0.0
20,918	@	China Yuchai International Ltd.	298,709	0.1
56,000		Great Wall Technology Co. Ltd.	10,108	0.0
231,040		Hopefluent Group Holdings Ltd.	81,889	0.0
1,900		Jiangling Motors Corp. Ltd.	4,853	0.0
75,978	@	Li Heng Chemical Fibre Technologies Ltd	7,837	0.0
844,000		Microport Scientific Corp.	537,855	0.2
88,000	@, X	RREEF China Commercial Trust	—	—
90,000	@	Sino Grandness Food Industry Group Ltd.	90,702	0.1
89,000		SinoMedia Holding Ltd.	49,519	0.0
702,000	@	SunVic Chemical Holdings Ltd.	251,513	0.1
75,000		Weiqiao Textile Co.	41,213	0.0
33,400	@	WuXi PharmaTech Cayman, Inc. ADR	636,938	0.3
10,950		Xinyuan Real Estate Co. Ltd. ADR	49,713	0.0
			2,341,118	0.9

		Colombia: 0.0%
11,218		Petrominerales Ltd.	61,911	0.0

		Denmark: 1.3%
63,316		DSV A/S	1,594,841	0.6
34,065		H Lundbeck A/S	681,168	0.3
433		PER Aarsleff A/S	41,915	0.0
7,121		Rockwool International AS	942,378	0.4
			3,260,302	1.3

		Finland: 0.7%
3,368		Atria PLC	28,831	0.0
8,483		Cramo PLC	111,985	0.1
5,970		Finnair OYJ	19,655	0.0
15,981		HKScan OYJ	77,240	0.1
3,583		Huhtamaki Oyj	67,165	0.0
4,972		Lassila & Tikanoja OYJ	88,051	0.0
19,720		Oriola-KD OYJ	60,776	0.0
1,413		PKC Group OYJ	34,787	0.0
8,042		Tieto Oyj	172,481	0.1
49,112		Tikkurila Oyj	1,054,955	0.4
			1,715,926	0.7

		France: 5.7%
9,562		Alten Ltd.	344,536	0.2
1,506		Assystem	32,011	0.0
10,230		Atos Origin	712,661	0.3
1,897		Boiron SA	107,500	0.1
15,601		Bonduelle S.C.A.	397,971	0.2
825		Bongrain SA	55,845	0.0
25,478	@	Boursorama	203,333	0.1
1,456		Cegid Group	29,625	0.0
1,640		Compagnie des Alpes	32,859	0.0
79,237	@	Derichebourg	321,551	0.1
4,346	@	Devoteam SA	53,514	0.0
946		Esso SA Francaise	59,152	0.0
31,454		Etablissements Maurel et Prom	536,068	0.2
25,344		Eurazeo	1,344,759	0.5
5,736	@	EuropaCorp	24,022	0.0
648		Exel Industries	30,722	0.0
18,495		GFI Informatique	78,885	0.0
20,789	@	Groupe Steria SCA	307,370	0.1
22,232		Imerys S.A.	1,463,761	0.6
93,859		Lectra	587,136	0.2
158,529	@	Maurel & Prom Nigeria SA	737,586	0.3
2,447		Montupet	46,534	0.0
21,928		NetGem SA	69,596	0.0
16,540	@	Nexity	595,284	0.3
30,821		Oeneo	110,810	0.1
20,254		Rallye SA	801,949	0.3
3,274		Saft Groupe SA	80,565	0.0
776		Societe Internationale de Plantations d’Heveas SA	62,319	0.0
45,238		Teleperformance	1,989,499	0.8
324		Tessi SA	36,400	0.0
2,277	@	Trigano SA	28,806	0.0
126,063	@	UbiSoft Entertainment	1,408,471	0.6
11,923		Vallourec	572,249	0.2
11,906		Wendel	1,290,426	0.5
			14,553,775	5.7

		Gabon: 0.0%
106	@	Total Gabon	64,911	0.0

		Germany: 8.5%
20,223	@	Aareal Bank AG	487,390	0.2
14,343	@	Adler Modemaerkte AG	121,078	0.1
18,502	@	ADVA AG Optical Networking	89,066	0.0
8,702		Amadeus Fire AG	518,302	0.2
6,237		Aurelius AG	485,152	0.2
25,231		Aurubis AG	1,591,750	0.6
8,046		Balda AG	45,737	0.0
38,263		Borussia Dortmund GmbH & Co. KGaA	165,167	0.1
5,436		CANCOM AG	118,852	0.1
10,899		CENTROTEC Sustainable AG	226,041	0.1
5,116		Cewe Color Holding AG	223,012	0.1
20,803		CropEnergies AG	160,270	0.1
1,542		Deutsche Beteiligungs AG	37,475	0.0
112,637		Deutsche Lufthansa AG	2,255,263	0.9
23,660	@	Deutz AG	128,232	0.1

See Accompanying Notes to Financial Statements

20

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
18,414		Draegerwerk AG & Co. KGaA	$2,272,457	0.9
470		Eckert & Ziegler AG	17,756	0.0
3,487		Elmos Semiconductor AG	36,302	0.0
15,629		ElringKlinger AG	511,121	0.2
12,071	@	EM.TV AG	24,592	0.0
40,392		Gildemeister AG	913,384	0.4
11,370		Grammer AG	361,522	0.1
10,178		Grenkeleasing AG	816,573	0.3
816		Hornbach Holding AG	54,699	0.0
1,501		Indus Holding AG	49,389	0.0
9,570		Jenoptik AG	109,995	0.0
33,479		Jungheinrich AG	1,382,407	0.5
3,031	@	Koenig & Bauer AG	73,194	0.0
82,291		Kontron AG	446,389	0.2
156		KSB AG	88,408	0.0
12,929	@	KUKA AG	585,352	0.2
21,841		MTU Aero Engines Holding AG	2,068,922	0.8
4,018		Nemetschek AG	243,087	0.1
70,716	@	Patrizia Immobilien AG	717,492	0.3
21,321		Rheinmetall AG	1,012,436	0.4
21,922		Rhoen Klinikum AG	468,020	0.2
4,863		RIB Software AG	25,425	0.0
15,333	@	SAF-Holland SA	127,784	0.1
2,703		Schuler AG	83,084	0.0
5,103		SMA Solar Technology AG	126,803	0.1
640		STO AG	98,613	0.0
29,981		Stratec Biomedical Systems AG	1,350,928	0.5
37,535	@	TUI AG	398,595	0.2
7,232		Wacker Chemie AG	553,495	0.2
			21,671,011	8.5

		Greece: 0.0%
8,887	@	StealthGas, Inc.	91,892	0.0

		Guernsey: 0.0%
28,845	@	Raven Russia Ltd.	32,709	0.0

		Hong Kong: 2.2%
229,876		Asia Standard International Group	42,985	0.0
65,700		ASM Pacific Technology Ltd.	678,413	0.3
466,000		Bossini International Hldg	24,952	0.0
386,000		Champion Technology Holdings Ltd.	5,873	0.0
5,605,840	@, X	China Billion Resources Ltd.	62,848	0.0
20,673	@	China Engine Group Ltd	45,373	0.0
3,390,000		CSI Properties Ltd.	159,532	0.1
110,500		Dickson Concepts International Ltd.	58,862	0.0
1,076,000		DMX Technologies Group Ltd.	210,682	0.1
140,000		Dragon Hill Wuling Automobile Holdings Ltd.	8,861	0.0
148,000		Eagle Nice International Holdings Ltd.	32,172	0.0
196,000		Emperor International Holdings	54,972	0.0
138,000	@	eSun Holdings Ltd.	22,284	0.0
176,000		First Pacific Co.	243,755	0.1
1,588,000	@	Fountain SET Hldgs	196,777	0.1
108,000		Glorious Sun Enterprises Ltd.	32,149	0.0
257,000		Goldlion Holdings Ltd.	135,566	0.1
224,000		HKR International Ltd.	112,141	0.1
740,000	@	Huafeng Group Holdings Ltd.	19,300	0.0
54,000		Hung Hing Printing Group Ltd.	8,905	0.0
106,000	@	Jinhui Holdings Ltd.	22,811	0.0
25,211	@	Jinhui Shipping & Transportation Ltd.	41,196	0.0
22,000		Kingmaker Footwear Holdings Ltd.	3,893	0.0
3,680,000		Lai Fung Holdings Ltd.	90,999	0.0
1,483,000	@	Lai Sun Development	44,658	0.0
155,000	@	Lai Sun Garment International Ltd.	30,561	0.0
482,000		Lippo China Resources Ltd.	13,158	0.0
18,000		Lippo Ltd.	9,185	0.0
1,587,600	@	Loudong General Nice Resources China Holdings Ltd.	108,953	0.1
1,828	@	Next Media Ltd.	198	0.0
278,000		Pacific Andes International Holdings Ltd.	13,440	0.0
696,536	@	Pacific Century Premium Developments Ltd.	256,513	0.1
431,000		Pico Far East Holdings Ltd.	156,725	0.1
44,000		Playmates Holdings Ltd.	36,881	0.0
1,044,000		PYI Corp. Ltd.	25,696	0.0
968,000		Regal Hotels International Holdings Ltd.	453,378	0.2
469,000		Road King Infrastructure	444,740	0.2
7,420,000	@	Sinolink Worldwide Holdings	583,342	0.2
785,000		Sitoy Group Holdings Ltd.	356,267	0.1
34,000		Soundwill Holdings Ltd.	83,121	0.0
153,000		Sun Hung Kai & Co. Ltd.	107,075	0.0
104,500		SUNeVision Holdings Ltd.	27,105	0.0
218,000		Tomson Group Ltd.	59,275	0.1
154,000		Tradelink Electronic Commerce Ltd.	33,879	0.0
228,000		Varitronix International Ltd.	161,296	0.1
982,000		VST Holdings Ltd.	263,566	0.1
			5,584,313	2.2

		Hungary: 0.0%
1,028	@	Egis PLC	81,244	0.0

		India: 0.5%
36,120	@	Allahabad Bank	89,876	0.1
36,145		Amtek Auto Ltd.	49,325	0.0
42,651		Bank Of Maharashtra	45,806	0.0
16,082		Binani Industries Ltd.	28,146	0.0
38,218		Corp Bank	268,556	0.1

See Accompanying Notes to Financial Statements

21

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
30,709		Dishman Pharmaceuticals & Chemicals Ltd.	$39,167	0.0
25,620		Geodesic Ltd.	4,399	0.0
35,534		Gujarat Alkalies & Chemicals Ltd.	109,775	0.1
8,750		Gujarat Narmada Valley Fertilizers Co. Ltd	12,766	0.0
24,301		Gujarat State Fertilisers & Chemicals Ltd.	24,763	0.0
5,371		Jammu & Kashmir Bank Ltd.	135,852	0.1
36,779		JB Chemicals & Pharmaceuticals Ltd.	53,049	0.0
27,976		Jindal Poly Films Ltd	79,881	0.0
27,604		JK Cement Ltd.	134,702	0.1
23,609		JK Lakshmi Cement Ltd.	42,840	0.0
12,439		JK Tyre & Industries Ltd.	25,594	0.0
6,408		MindTree Ltd.	95,368	0.0
46,857		Punjab & Sind Bank	53,897	0.0
24,808	@	Varun Industries Ltd.	5,503	0.0
6,313		Zensar Technologies Ltd.	28,694	0.0
4,627	@	Zuari Holdings Ltd.	13,505	0.0
			1,341,464	0.5

		Indonesia: 0.1%
170,000		Adhi Karya Persero Tbk PT	52,062	0.0
1,002,000		Agung Podomoro Land Tbk PT	48,931	0.0
5,496,462	@	Darma Henwa Tbk PT	28,270	0.0
261,500	@	Lippo Cikarang Tbk PT	184,712	0.1
464,500		Multipolar Corp. Tbk PT	28,228	0.0
			342,203	0.1

		Ireland: 0.3%
42,009		Fly Leasing Ltd. ADR	638,537	0.3

		Israel: 0.1%
35,630	@	Africa Israel Investments Ltd.	86,476	0.1
1,410	@	Formula Systems 1985 Ltd.	29,578	0.0
			116,054	0.1

		Italy: 4.5%
22,962	@	Autostrada Torino-Milano S.p.A.	273,839	0.1
63,521		Azimut Holding S.p.A.	1,182,199	0.5
7,099		Brembo SpA	116,283	0.1
47,766	@	Brunello Cucinelli SpA	1,023,759	0.4
31,060		Danieli & Co. Officine Meccaniche S.p.A.	792,656	0.3
28,755	@	Delclima	32,282	0.0
67,526		ERG S.p.A.	647,346	0.3
24,956		Exor SpA	756,174	0.3
94,564		Indesit Co. SpA	743,939	0.3
16,394		Italcementi S.p.A.	101,784	0.0
83,750		Pirelli & C S.p.A.	871,086	0.3
1,274		Reply SpA	49,459	0.0
137,886	@	Safilo Group SpA	2,259,840	0.9
34,150		Salvatore Ferragamo Italia SpA	1,020,415	0.4
422,351	@	Saras S.p.A.	562,372	0.2
55,107	@	Yoox SpA	1,034,635	0.4
			11,468,068	4.5

		Japan: 29.5%
4,300		Ahresty Corp.	29,616	0.0
16,400		Airport Facilities Co., Ltd.	122,558	0.1
2,800		Alpha Corp.	30,782	0.0
200,000		Amada Co., Ltd.	1,604,852	0.6
2,300		Amuse, Inc.	54,709	0.0
1,900		AOI Electronic Co. Ltd.	32,250	0.0
6,300		Arc Land Sakamoto Co., Ltd.	134,732	0.1
20,100		Argo Graphics, Inc.	300,921	0.1
5,000		ASKA Pharmaceutical Co., Ltd.	37,135	0.0
29,000		Bank of Kochi Ltd./The	45,667	0.0
11,400		Belluna Co., Ltd.	111,855	0.1
23,500		Benesse Holdings, Inc.	1,041,521	0.4
24		Best Bridal, Inc.	40,644	0.0
8,000		Bunka Shutter Co., Ltd.	45,611	0.0
5,900		CAC Corp.	61,393	0.0
1,700		Central Sports Co., Ltd.	27,171	0.0
3,100		Chiyoda Integre Co., Ltd.	45,404	0.0
8,300		Chori Co., Ltd.	93,682	0.0
5,200		Chubu Shiryo Co., Ltd.	30,090	0.0
6,500		Chubu Steel Plate Co., Ltd.	25,203	0.0
47,000		Chuetsu Pulp & Paper Co., Ltd.	72,480	0.0
6,000		Chugoku Marine Paints Ltd.	30,290	0.0
3,700		Chuo Warehouse Co. Ltd.	34,001	0.0
4,700		Cleanup Corp.	35,749	0.0
4,900		Computer Engineering & Consulting Ltd.	34,346	0.0
6,300		Corona Corp.	70,992	0.0
446		CyberAgent, Inc.	875,677	0.4
5,894		DA Consortium, Inc.	25,776	0.0
26,000		Daiichi Jitsugyo Co., Ltd.	131,195	0.1
3,800		Daikoku Denki Co., Ltd.	101,096	0.1
105,000		Daikyo, Inc.	406,076	0.2
124,000		Daiwa Industries Ltd.	777,629	0.3
50,400		Denyo Co., Ltd.	730,200	0.3
33,200		Don Quijote Co., Ltd.	1,809,069	0.7
39,291		DTS Corp.	656,899	0.3
10,100		Excel Co., Ltd.	102,459	0.1
897		Faith, Inc.	107,743	0.1
4,600		FJ Next Co. Ltd.	58,003	0.0
1,600		F-Tech, Inc.	24,892	0.0
14,000		Fuji Kiko Co., Ltd.	49,437	0.0
22,927		Fuji Soft, Inc.	613,288	0.3
82		Fujishoji Co., Ltd.	112,355	0.1
6,800		Fujitsu Frontech Ltd.	45,411	0.0
2,500		FuKoKu Co. Ltd.	23,507	0.0
6,000		Fukuda Corp.	24,101	0.0
1,200		Fukuda Denshi Co., Ltd.	46,767	0.0
15,000		Furuno Electric Co., Ltd.	118,906	0.1
58,900		Futaba Industrial Co., Ltd.	274,263	0.1
1,900		Gamecard — Joyco Holdings, Inc.	31,969	0.0
25		Geo Corp.	29,885	0.0
15,000		Godo Steel Ltd.	24,727	0.0

See Accompanying Notes to Financial Statements

22

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
20,410		Goldcrest Co., Ltd.	$671,380	0.3
5,700		Grandy House Corp.	25,865	0.0
1,200		G-Tekt Corp.	37,779	0.0
23,000		Gulliver International Co., Ltd.	184,837	0.1
1,900		Hagihara Industries, Inc.	34,741	0.0
3,700		Hakuto Co., Ltd.	37,855	0.0
11,700		Happinet Corp.	93,603	0.0
25,000		Higashi-Nippon Bank Ltd.	63,352	0.0
105,000		Hitachi Metals Ltd.	1,085,548	0.4
2,400		Hitachi Zosen Fukui Corp.	27,771	0.0
10,000		Hokkan Holdings Ltd.	30,724	0.0
8,000		Hokuriku Electrical Construction Co. Ltd.	31,246	0.0
7,300		H-One Co. Ltd.	89,807	0.0
39,800		Hoshizaki Electric Co., Ltd.	1,325,576	0.5
2,200		I K K, Inc.	21,143	0.0
31,500		IBJ Leasing Co., Ltd.	1,107,400	0.4
18,000	@	Ichikoh Industries Ltd.	27,063	0.0
600		ID Home Co. Ltd.	32,619	0.0
514,000		IHI Corp.	1,916,675	0.8
22,400		Iida Home Max	429,666	0.2
84,509		Inabata & Co., Ltd.	662,638	0.3
111,900		Ines Corp.	845,634	0.3
161		Infocom Corp.	286,898	0.1
4,200		Innotech Corp.	18,443	0.0
5,400		Information Services International-Dentsu Ltd.	63,510	0.0
29,000		Iwatani International Corp.	129,506	0.1
8,700		Japan Carlit Co., Ltd.	60,682	0.0
28,800		Japan Petroleum Exploration Co.	1,143,582	0.5
47,000		Jidosha Buhin Kogyo Co., Ltd.	241,513	0.1
8,000		JMS Co., Ltd.	31,237	0.0
60,300		Kakaku.com, Inc.	1,558,873	0.6
3,200		Kamei Corp.	32,409	0.0
3,000		Kanamoto Co., Ltd.	69,262	0.0
38,000		Kandenko Co., Ltd.	172,660	0.1
1,513,000	@	Kanematsu Corp.	2,098,356	0.8
12,000		Kasai Kogyo Co., Ltd.	59,353	0.0
2,800		Kenko Mayonnaise Co. Ltd.	25,991	0.0
6,900		Kimoto Co., Ltd.	55,102	0.0
1,700		Kita-Nippon Bank Ltd.	43,791	0.0
11,000		Kitano Construction Corp.	24,618	0.0
1,900		Komatsu Wall Industry Co., Ltd.	45,761	0.0
4,800		Konaka Co., Ltd.	66,527	0.0
42,000		Konami Corp.	958,086	0.4
400		KRS Corp.	3,987	0.0
58,000	@	Kumagai Gumi Co., Ltd.	70,362	0.0
28,100		Kyoden Co., Ltd.	38,700	0.0
25,000		Kyodo Printing Co., Ltd.	94,833	0.0
33,000		Kyokuto Securities Co., Ltd.	620,338	0.3
2,300		LEC, Inc.	30,414	0.0
2,500		Macnica, Inc.	51,261	0.0
4,800		Maezawa Kyuso Industries Co., Ltd.	66,131	0.0
155,000		Makino Milling Machine Co., Ltd.	921,714	0.4
5,900		Marubun Corp.	27,089	0.0
127,000		Marudai Food Co., Ltd.	421,578	0.2
2,100		Maruka Machinery Co. Ltd.	28,003	0.0
5,700		Meiwa Estate Co., Ltd.	36,096	0.0
443		Message Co., Ltd.	1,308,755	0.5
99,727		Mimasu Semiconductor Industry Co., Ltd.	1,009,455	0.4
1,800		Mitani Corp.	32,069	0.0
150,000		Mitsubishi Gas Chemical Co., Inc.	1,146,817	0.5
320,400		Mitsubishi UFJ Lease & Finance Co., Ltd.	1,809,811	0.7
33,800		Mitsui High-Tec, Inc.	242,929	0.1
12,000		Miyazaki Bank Ltd.	35,499	0.0
103,900		Mori Seiki Co., Ltd.	1,305,703	0.5
3,200		MTI Ltd.	26,743	0.0
26,700		Musashi Seimitsu Industry Co., Ltd.	645,034	0.3
15,000		Nagano Bank Ltd.	28,351	0.0
92,783		Namura Shipbuilding Co., Ltd.	500,389	0.2
2,900		NEC Fielding Ltd.	38,376	0.0
11,000		Nice Holdings, Inc.	31,166	0.0
7,073		Nichireki Co., Ltd.	51,669	0.0
141,000		Nihon Nohyaku Co., Ltd.	1,341,252	0.5
199,000		Nikkiso Co., Ltd.	2,820,096	1.1
91,000		Nippo Corp.	1,363,749	0.5
13,000		Nippon Hume Corp.	85,794	0.0
3,000		Nippon Pillar Packing Co., Ltd.	24,560	0.0
17,000		Nippon Piston Ring Co., Ltd.	32,873	0.0
11,000		Nippon Road Co., Ltd.	65,790	0.0
2,000		Nippon Seiki Co., Ltd.	26,399	0.0
8,000		Nippon Seisen Co., Ltd.	33,356	0.0
32,000		Nippon Shinyaku Co., Ltd.	497,080	0.2
87,000		Nippon Steel Trading Co., Ltd.	262,819	0.1
39,275	@	NIS Group Co., Ltd.	—	—
245,000		Nishimatsu Construction Co., Ltd.	469,598	0.2
4,500		Nishio Rent All Co., Ltd.	97,740	0.1
69,000		Nissei Build Kogyo Co., Ltd.	144,439	0.1
16,200		Nisshin Fudosan Co.	151,483	0.1
1,100		Nissin Sugar Co., Ltd.	25,928	0.0
156,000		Nittetsu Mining Co., Ltd.	755,536	0.3
4,967		Nojima Corp.	30,010	0.0
87,000		Obayashi Road Corp.	417,475	0.2
72,000		Oenon Holdings, Inc.	203,121	0.1
7,000		Oita Bank Ltd.	27,321	0.0
68,000		OKK Corp.	134,896	0.1
8,000		Okura Industrial Co., Ltd.	35,329	0.0
8,000		Onoken Co., Ltd.	82,203	0.0
5,300		Osaka Securities Exchange Co. Ltd.	650,576	0.3
19,000		Pacific Industrial Co., Ltd.	115,692	0.1
21,600		Pigeon Corp.	1,858,232	0.7
11,000		Prima Meat Packers Ltd.	30,556	0.0

See Accompanying Notes to Financial Statements

23

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
8,000		Regal Corp.	$34,340	0.0
7,000		Relo Holdings, Inc.	393,563	0.2
7,900		Right On Co., Ltd.	78,446	0.0
2,500		Riso Kagaku Corp.	47,803	0.0
1,300		Rokko Butter Co. Ltd.	9,302	0.0
15,200		Round One Corp.	127,405	0.1
23,000		Ryoden Trading Co. Ltd.	148,513	0.1
1,408		Saison Information Systems Co. Ltd.	17,303	0.0
13,282		San-Ai Oil Co., Ltd.	60,984	0.0
52,000		Sanki Engineering Co., Ltd.	295,851	0.1
4,000		Sankyo Frontier Co. Ltd.	32,001	0.0
13,500		Sanrio Co., Ltd.	677,849	0.3
21,500		Sanshin Electronics Co., Ltd.	135,571	0.1
8,700		Sanyo Housing Nagoya Co., Ltd.	122,312	0.1
39,200		Sega Sammy Holdings, Inc.	1,029,923	0.4
12,000		Seika Corp.	30,589	0.0
2,000		Sekisui Jushi Corp.	27,780	0.0
4,900		Senshu Electric Co. Ltd	69,934	0.0
17,700		Shidax Corp.	93,328	0.0
7,800		Shin-Etsu Polymer Co., Ltd.	28,897	0.0
6,100		Shinko Shoji Co., Ltd.	59,306	0.0
9,000		Shinmaywa Industries Ltd.	73,284	0.0
224,000		Shinsho Corp.	445,922	0.2
109,700		Shionogi & Co., Ltd.	2,698,286	1.1
12,000		Shiroki Corp.	26,925	0.0
92,500		Shizuoka Gas Co., Ltd.	733,383	0.3
21,000		Shoko Co., Ltd.	31,481	0.0
37,200		Showa Corp.	540,055	0.2
7,400		SNT Corp.	32,474	0.0
2,500		Softbank Technology Corp.	35,039	0.0
2,800		SRA Holdings	31,983	0.0
46,800		Sumco Corp.	491,257	0.2
156,000		Sumikin Bussan Corp.	509,738	0.2
53,500		Sumitomo Densetsu Co., Ltd.	821,194	0.3
9,000		T RAD Co., Ltd.	25,762	0.0
13		Tact Home Co., Ltd.	26,707	0.0
61,000		Taihei Kogyo Co., Ltd.	216,111	0.1
25,882		Taiho Kogyo Co., Ltd.	332,921	0.1
8,100		Takara Leben Co., Ltd.	166,746	0.1
10,000		Takiron Co., Ltd.	36,085	0.0
9,000		Takuma Co., Ltd.	54,609	0.0
25,900		Tamron Co., Ltd.	568,095	0.2
86,000		TBK Co., Ltd.	516,899	0.2
5,000		Teikoku Sen-I Co., Ltd.	47,640	0.0
38,200		Tenma Corp.	496,571	0.2
1,700		Tera Probe, Inc.	18,180	0.0
53,100		THK Co., Ltd.	1,118,350	0.5
18,100		TKC Corp.	320,204	0.1
17,000		Toa Corp.	26,183	0.0
178,000		TOA Road Corp.	974,107	0.4
8,000		Tochigi Bank Ltd.	32,434	0.0
158,000		Tokyo Tekko Co., Ltd.	623,538	0.3
20,000		Tokyo Theatres Co., Inc.	41,058	0.0
65,800		Tokyo Tomin Bank Ltd.	918,037	0.4
10,000		Tomoku Co., Ltd.	31,736	0.0
113,000		Tonichi Carlife Group, Inc.	389,997	0.2
2,900		Topre Corp.	27,049	0.0
16,000		Topy Industries Ltd.	37,337	0.0
1,800		Toukei Computer Co., Ltd.	25,592	0.0
6,800		Towa Corp.	41,985	0.0
125,800		Toyo Kohan Co., Ltd.	415,630	0.2
27,100		Trans Cosmos, Inc.	378,524	0.2
6,200		Tsuruha Holdings, Inc.	604,166	0.2
1,900		UKC Holdings Corp.	44,461	0.0
10,200		Utoc Corp.	35,670	0.0
200		Vital KSK Holdings, Inc.	1,809	0.0
20,500		Warabeya Nichiyo Co., Ltd.	348,456	0.1
5,100		Waseda Academy Co., Ltd.	40,220	0.0
10,304		Watabe Wedding Corp.	93,552	0.0
12,700	@	Yamaichi Electronics Co., Ltd.	21,904	0.0
35,900		Yamato Kogyo Co., Ltd.	1,187,376	0.5
100,800		Yamazen Corp.	641,942	0.3
156,000		Yaskawa Electric Corp.	1,908,770	0.8
1,700		Yellow Hat Ltd.	34,063	0.0
77,600		Yokogawa Electric Corp.	789,117	0.3
982,000		Yuasa Trading Co., Ltd.	2,077,871	0.8
			75,500,726	29.5

		Liechtenstein: 0.0%
404		Verwalt & Privat-Bank AG	32,370	0.0

		Luxembourg: 1.1%
77,519		AZ Electronic Materials SA	343,258	0.2
73,837	#	O’Key Group SA GDR	886,044	0.3
70,000	@	Reinet Investments SCA	1,405,844	0.6
4,124		Ternium SA ADR	96,543	0.0
			2,731,689	1.1

		Malaysia: 0.5%
19,000		Allianz Malaysia Bhd	53,625	0.0
54,400		BIMB Holdings Bhd	62,759	0.0
75,000		DRB-Hicom Bhd	61,940	0.0
56,500		Faber Group BHD	28,106	0.0
8,400		Hong Leong Financial Group Bhd	42,794	0.0
37,600	@	KSL Holdings BHD	24,716	0.0
543,572		Kulim Malaysia BHD	639,602	0.3
182,900		Kumpulan Fima BHD	116,081	0.1
339,200		LBS Bina Group Bhd	101,639	0.1
300,823		Lion Industries Corp. Bhd	95,907	0.0
33,900		MNRB Holdings Bhd	32,121	0.0
59,400		Paramount Corp. Bhd	29,163	0.0
			1,288,453	0.5

		Mexico: 0.3%
881	@	Gruma SAB de CV ADR	17,400	0.0
227,900	@	Grupo Sanborns SA de CV	531,165	0.2
45,900	@	Grupo Simec SAB de CV	211,803	0.1
			760,368	0.3

See Accompanying Notes to Financial Statements

24

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Netherlands: 0.3%
12,331		BE Semiconductor Industries NV	$115,299	0.1
4,478		KAS Bank NV	50,127	0.0
478,561	@, X	SNS Reaal NV	—	—
6,205	@	Tetragon Financial Group Ltd.	67,945	0.0
78,994		USG People NV	617,907	0.2
			851,278	0.3

		Norway: 1.3%
68,584		Borregaard ASA	276,639	0.1
66,017		BW Offshore Ltd	62,663	0.0
62,601		Kongsberg Gruppen AS	1,183,302	0.5
54,680		Petroleum Geo-Services ASA	803,381	0.3
808,205	@	Renewable Energy Corp. A/S	224,666	0.1
12,223		Sparebank 1 Nord Norge	82,308	0.0
81,239		SpareBank 1 SMN	691,717	0.3
3,311		Sparebanken Ost	22,163	0.0
			3,346,839	1.3

		Pakistan: 0.1%
1,100,563		Bank Alfalah Ltd.	168,862	0.1
274,568	@	Pakistan Telecommunication Co., Ltd.	49,995	0.0
			218,857	0.1

		Philippines: 0.1%
485,600		Benpres Holdings Corp.	82,516	0.1
193,800		EEI Corp.	68,198	0.0
			150,714	0.1

		Poland: 0.2%
36,809	@	Grupa Lotos SA	443,385	0.2
47,792		Tauron Polska Energia SA	63,773	0.0
			507,158	0.2

		Portugal: 0.2%
36,711		Altri SGPS SA	94,903	0.1
111,885		Mota-Engil SGPS SA	309,429	0.1
			404,332	0.2

		Singapore: 1.0%
118,000		Ausgroup Ltd.	50,417	0.0
62,000		Breadtalk Group Ltd.	48,828	0.0
12,392		Broadway Industrial Group Ltd.	3,121	0.0
534,000		Chip Eng Seng Corp. Ltd.	353,887	0.2
139,000		CSE Global Ltd.	95,241	0.0
15,000	@	Far East Orchard Ltd.	27,210	0.0
467,000		GuocoLeisure Ltd.	332,299	0.1
195,000		Hong Leong Asia Ltd.	257,872	0.1
939,000		Indofood Agri Resources Ltd.	813,793	0.3
29,000		InnoTek Ltd.	6,945	0.0
16,000		LC Development Ltd.	1,977	0.0
233,000		Lian Beng Group Ltd.	98,442	0.1
78,000		Pan-United Corp. Ltd.	58,988	0.0
63,000		QAF Ltd.	49,692	0.0
39,000		Sim Lian Group Ltd.	27,833	0.0
123,000		Sing Holdings Ltd.	41,005	0.0
36,000		Sunningdale Tech Ltd.	3,867	0.0
358,000		Tiong Woon Corp. Holding Ltd.	112,210	0.1
41,000		UE E&C Ltd.	24,559	0.0
473,000		UMS Holdings Ltd.	182,565	0.1
			2,590,751	1.0

		South Africa: 0.3%
24,755		Liberty Holdings Ltd.	329,973	0.1
6,844		Mpact Ltd.	18,266	0.0
17,816	@	Sappi Ltd.	53,606	0.0
89,159	@	Super Group LTD	239,552	0.1
105,518	@	Telkom SA Ltd.	150,513	0.1
199,459	@	Village Main Reef Ltd.	14,893	0.0
			806,803	0.3

		South Korea: 2.2%
731		Amorepacific Corp.	597,587	0.3
2,300		Asia Cement Co. Ltd.	148,825	0.1
3,434		CJ O Shopping Co. Ltd	1,021,679	0.4
342		Dae Han Flour Mills Co. Ltd.	50,353	0.0
8,020	@	Daegu Department Store	99,805	0.1
10,130		Daesang Holdings Co. Ltd.	81,414	0.1
2,360		Daesung Holdings Co. Ltd.	19,569	0.0
12,718		Daou Data Corp.	55,827	0.0
26,470		Daou Technology, Inc.	482,418	0.2
3,605		Dongil Industries Co. Ltd.	199,689	0.1
6,955		Green Cross Corp./South Korea	954,867	0.4
2,090		Hankuk Paper Manufacturing Co. Ltd.	52,632	0.0
1,400		Husteel Co. Ltd.	32,678	0.0
3,640		Inzi Controls Co. Ltd.	22,117	0.0
11,458		INZI Display Co. Ltd.	29,551	0.0
57,895		Jeonbuk Bank	318,140	0.1
2,800		KISCO Corp.	72,464	0.0
1,361		KISWIRE Ltd.	45,378	0.0
1,070		Kolon Corp.	25,772	0.0
580	@	Korea Flange Co. Ltd.	6,823	0.0
83,819	@	Korea Real Estate Investment Trust Co.	126,576	0.1
16,570		KTCS Corp.	49,381	0.0
1,430		Kunsul Chemical Industrial Co. Ltd.	35,280	0.0
4,810		Kyungnam Energy Co. Ltd.	29,283	0.0
12,270		Meritz Finance Group, Inc.	44,525	0.0
6,912	@	Neowiz Holdings Corp.	80,969	0.0
9,180		Sam Young Electronics Co. Ltd.	79,308	0.0
1,541		Samchully Co. Ltd.	184,931	0.1
538		Samyang Genex Co. Ltd.	46,386	0.0
1,640		Sebang Co., Ltd.	26,522	0.0
3,880		Sewon Precision Industry Co. Ltd.	79,798	0.0
10,230		Tae Kyung Industrial Co. Ltd	45,388	0.0
123		Taekwang Industrial Co. Ltd	112,937	0.1
51,550		Taeyoung Engineering & Construction Co. Ltd.	284,824	0.1

See Accompanying Notes to Financial Statements

25

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
1,530		YESCO Co. Ltd.	$55,293	0.0
6,140		Youlchon Chemical Co. Ltd.	70,295	0.0
341		Youngone Corp.	24,337	0.0
			5,693,621	2.2

		Spain: 0.1%
29,888		Duro Felguera SA	212,848	0.1
9,427		Papeles y Cartones de Europa SA	32,018	0.0
			244,866	0.1

		Sweden: 0.2%
3,649		Bilia AB	63,399	0.0
8,069		New Wave Group AB	43,709	0.0
4,875		Nolato AB	82,547	0.1
1,777		Saab AB	39,003	0.0
19,779	@	SAS AB	43,327	0.0
25,154		Semcon AB	229,745	0.1
9,438	@	Vostok Nafta Investment Ltd.	47,122	0.0
			548,852	0.2

		Switzerland: 3.0%
6,225		Actelion Ltd. — Reg	381,147	0.1
2,257	@	AFG Arbonia-Forster Holding	64,655	0.0
15,943		Aryzta AG	989,908	0.4
607		Autoneum Holding AG	41,716	0.0
845		Coltene Holding AG	43,622	0.0
9,599	@	Dufry Group	1,278,812	0.5
139		Emmi AG	43,055	0.0
1,579		Forbo Holding AG	1,019,516	0.4
10,680		Highlight Communications AG	59,200	0.0
4,666		Implenia AG	256,183	0.1
4,131		Kardex AG	146,607	0.1
33,264		Micronas Semiconductor Holding AG	234,510	0.1
4,870		Partners Group	1,249,471	0.5
807	@	PubliGroupe AG	117,170	0.1
2,961		Schweizerische National-Versicherungs-Gesellschaft AG	141,453	0.0
15,057		Tecan Group AG	1,400,764	0.6
225		Valora Holding AG	44,235	0.0
95		Vetropack Holding AG	192,591	0.1
			7,704,615	3.0

		Taiwan: 1.4%
17,000		Audix Corp.	15,582	0.0
50,177	@	ChipMOS Technologies (Bermuda) Ltd.	739,108	0.3
38,000		Creative Sensor, Inc.	18,733	0.0
24,000		Feng TAY Enterprise Co., Ltd.	39,589	0.0
60,000	@	Forhouse Corp.	29,315	0.0
97,289		Founding Construction & Development Co. Ltd.	70,526	0.0
478,000		Gigabyte Technology Co., Ltd.	455,597	0.2
33,090		Hold-Key Electric Wire & Cable Co. Ltd.	13,467	0.0
461,470		Inventec Co., Ltd.	184,564	0.1
385,000		King Yuan Electronics Co., Ltd.	274,387	0.1
280,691		Mercuries & Associates Ltd.	220,860	0.1
15,000	@	Princo Corp.	996	0.0
503,000		Sigurd Microelectronics Corp.	525,545	0.2
2,070		Sinon Corp.	1,025	0.0
225,000	@	ThaiLin Semiconductor Corp.	101,527	0.1
64,278		TYC Brother Industrial Co., Ltd.	25,066	0.0
2,785,000	@	Winbond Electronics Corp.	774,673	0.3
			3,490,560	1.4

		Thailand: 1.5%
85,600		Bangkok Expressway PCL	116,745	0.1
36,800		Delta Electronics Thailand PCL	47,736	0.0
1,751,000		Krung Thai Bank PCL	1,482,231	0.6
1,274,500		Thanachart Capital PCL	2,078,270	0.8
			3,724,982	1.5

		Turkey: 0.5%
337,168	@	GSD Holdings A/S	263,662	0.1
17,890	@	Gubre Fabrikalari TAS	157,806	0.1
15,628		Is Yatirim Menkul Degerler A.S.	14,748	0.0
12,652		Pinar Entegre Et ve Un Sanayi AS	54,648	0.0
112,588	@	Sekerbank TAS	129,572	0.1
41,347	@	Turk Ekonomi Bankasi AS	50,339	0.0
44,464		Turkiye Vakiflar Bankasi Tao	159,108	0.1
238,657	@	Vestel Elektronik Sanayi	304,019	0.1
10,571		Yazicilar Holding AS	126,322	0.0
			1,260,224	0.5

		United Kingdom: 14.5%
185,327		888 Holdings PLC	489,392	0.2
29,096		Avocet Mining PLC	7,005	0.0
122,218		Babcock International Group	2,033,715	0.8
196,866		Beazley PLC	687,734	0.3
38,709		Berkeley Group Holdings PLC	1,255,112	0.5
46,806		Bodycote PLC	377,116	0.1
4,469		British Polythene Industries PLC	38,181	0.0
247,755	@	Cairn Energy PLC	1,112,536	0.4
91,434		Chemring Group PLC	385,041	0.1
27,900		Computacenter PLC	194,781	0.1
4,533		Concentric AB	46,310	0.0
6,892		Costain Group PLC	29,548	0.0
10,401		Cranswick PLC	170,773	0.1
26,548		CSR Plc	203,571	0.1
48,653		Dairy Crest Group PLC	348,614	0.1
94,226		Dart Group PLC	237,113	0.1
22,678		Davis Service Group PLC	272,523	0.1
71,824		De La Rue PLC	1,039,254	0.4
636,509		Debenhams PLC	823,341	0.3
386,739		Direct Line Insurance Group PLC	1,216,500	0.5
129,010		Domino’s Pizza Group PLC	1,305,782	0.5

See Accompanying Notes to Financial Statements

26

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
120,938		Drax Group PLC	$1,154,221	0.5
143,582	@	Elementis Plc	589,456	0.2
734,199	@	EnQuest PLC	1,470,948	0.6
141,844		Fiberweb PLC	175,716	0.1
7,936		Fidessa Group PLC	221,381	0.1
100,160	@	Gem Diamonds Ltd.	203,425	0.1
383,944		Hays PLC	558,289	0.2
16,541	@	Highland Gold Mining Ltd.	21,941	0.0
32,922		Hill & Smith Holdings PLC	219,388	0.1
513,154		Home Retail Group	1,242,756	0.5
60,964		Hunting PLC	765,573	0.3
146,571		IG Group Holdings PLC	1,227,644	0.5
157,150		Informa PLC	1,169,342	0.5
243,603		Interserve PLC	1,793,300	0.7
106,380		Invensys PLC	636,903	0.3
14,809		James Fisher & Sons PLC	231,186	0.1
155,877	@	Johnston Press PLC	36,925	0.0
47,751		Keller Group PLC	637,526	0.2
83,724		Kier Group PLC	1,525,121	0.6
14,472		Lavendon Group PLC	38,013	0.0
27,227		Lookers Plc	39,544	0.0
55,476		Management Consulting Group PLC	27,576	0.0
130,735	@	Mcbride PLC	232,523	0.1
2,222,495	@	Mcbride PLC — B shares	3,452	0.0
173,523		Mears Group PLC	944,744	0.4
22,132		Mecom Group PLC	14,668	0.0
85,717		Micro Focus International PLC	892,289	0.3
127,091		Mondi PLC	1,688,975	0.7
65,115	@	Mothercare PLC	320,634	0.1
92,765		Northgate Plc	488,487	0.2
28,192		Novae Group PLC	204,290	0.1
99,684	@	Ophir Energy PLC	630,728	0.2
102,774		Pace PLC	396,396	0.1
64,510		Paragon Group of Cos PLC	313,392	0.1
86,989		Persimmon PLC	1,461,302	0.6
86,989	@	Persimmon PLC — B/C shares	101,343	0.0
202,704		QinetiQ PLC	596,770	0.2
4,642		Ricardo Plc	27,977	0.0
13,294		RPC Group PLC	82,202	0.0
35,303		Savills PLC	319,157	0.1
28,950	@	SIG Plc	72,967	0.0
201,076		Speedy Hire PLC	151,485	0.1
100,914	@	Trinity Mirror PLC	141,079	0.1
80,835		TT electronics PLC	209,066	0.1
31,163	@	Tyman PLC	98,629	0.0
25,245		Ultra Electronics Holdings PLC	647,709	0.3
60,239		WH Smith PLC	693,307	0.3
66,252		Synthomer PLC	207,158	0.1
			37,200,845	14.5

		Total Common Stock
		(Cost $225,300,246)	244,010,200	95.4

RIGHTS: 0.0%
		Israel: 0.0%
774	@	Africa Israel Investments Ltd.	2,555	0.0

		South Korea: 0.0%
550	@	Green Cross Corp./South Korea	15,906	0.0

		Total Rights
		(Cost $ — )	18,461	0.0

ASSET MANAGEMENT: 0.1%
		Bermuda: 0.1%
504,000		Global Investments Ltd/Singapore	69,154	0.1

		Total Asset Management
		(Cost $69,585)	69,154	0.1

		Total Long-Term Investments
		(Cost $225,369,831)	244,097,815	95.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc(1): 1.4%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/13, 0.20%, due 05/01/13 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.350%–6.430%, Market Value plus accrued interest $1,018,823, due 02/28/14–05/01/51)	1,000,000	0.4
1,000,000	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 0.841%-6.500%, Market Value plus accrued interest $1,020,439, due 11/01/18–03/15/53)	1,000,000	0.4
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 03/28/13, 0.20%, due 05/01/13 (Repurchase Amount $1,000,186, collateralized by various U.S. Government Agency Obligations, 1.378%-6.500%, Market Value plus accrued interest $1,020,101, due 06/01/17–03/01/48)	1,000,000	0.4

See Accompanying Notes to Financial Statements

27

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
655,571	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $655,574, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $668,693, due 01/15/25–02/15/43)	$655,571	0.2
		3,655,571	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
4,121	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $4,121)	4,121	0.0

	Total Short-Term Investments
	(Cost $3,659,692)	3,659,692	1.4

	Total Investments in Securities (Cost $229,029,523)	$247,757,507	96.9
	Assets in Excess of Other Liabilities	8,024,767	3.1
	Net Assets	$255,782,274	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $230,256,523.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$32,967,621
Gross Unrealized Depreciation	(15,466,637)
Net Unrealized Appreciation	$17,500,984

Sector Diversification	Percentage of Net Assets
Industrials	25.8%
Consumer Discretionary	18.3
Financials	12.9
Information Technology	10.6
Materials	9.7
Health Care	6.8
Energy	6.2
Consumer Staples	4.2
Utilities	0.9
Telecommunication Services	0.1
Rights	0.0
Short-Term Investments	1.4
Assets in Excess of Other Liabilities	3.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

28

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$1,476,042	$9,058,647	$438,703	$10,973,392
Austria	—	3,664,305	—	3,664,305
Belgium	3,465,286	1,393,307	—	4,858,593
Bermuda	91,744	—	—	91,744
Brazil	1,297,756	—	—	1,297,756
British Virgin Islands	25,542	—	—	25,542
Canada	10,647,812	—	—	10,647,812
Cayman Islands	—	26,715	—	26,715
China	1,038,988	1,276,014	26,116	2,341,118
Colombia	61,911	—	—	61,911
Denmark	723,083	2,537,219	—	3,260,302
Finland	125,726	1,590,200	—	1,715,926
France	2,103,816	12,449,959	—	14,553,775
Gabon	64,911	—	—	64,911
Germany	2,588,090	19,082,921	—	21,671,011
Greece	91,892	—	—	91,892
Guernsey	32,709	—	—	32,709
Hong Kong	149,116	5,372,349	62,848	5,584,313
Hungary	—	81,244	—	81,244
India	427,689	913,775	—	1,341,464
Indonesia	—	342,203	—	342,203
Ireland	638,537	—	—	638,537
Israel	—	116,054	—	116,054
Italy	—	11,468,068	—	11,468,068
Japan	1,381,660	74,119,066	—	75,500,726
Liechtenstein	32,370	—	—	32,370
Luxembourg	2,388,431	343,258	—	2,731,689
Malaysia	865,778	422,675	—	1,288,453
Mexico	760,368	—	—	760,368
Netherlands	233,371	617,907	—	851,278
Norway	1,205,465	2,141,374	—	3,346,839
Pakistan	218,857	—	—	218,857
Philippines	—	150,714	—	150,714
Poland	—	507,158	—	507,158
Portugal	309,429	94,903	—	404,332
Singapore	6,945	2,583,806	—	2,590,751
South Africa	476,830	329,973	—	806,803
South Korea	159,428	5,534,193	—	5,693,621
Spain	—	244,866	—	244,866
Sweden	—	548,852	—	548,852
Switzerland	2,005,945	5,698,670	—	7,704,615
Taiwan	740,104	2,750,456	—	3,490,560
Thailand	—	3,724,982	—	3,724,982
Turkey	—	1,260,224	—	1,260,224
United Kingdom	9,368,199	27,832,646	—	37,200,845
Total Common Stock	45,203,830	198,278,703	527,667	244,010,200
Rights	—	18,461	—	18,461
Short-Term Investments	4,121	3,655,571	—	3,659,692
Asset Management	69,154	—	—	69,154
Total Investments, at fair value	$45,277,105	$201,952,735	$527,667	$247,757,507
Other Financial Instruments+
Forward Foreign Currency Contracts	—	652	—	652
Total Assets	$45,277,105	$201,953,387	$527,667	$247,758,159

See Accompanying Notes to Financial Statements

29

ING INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2013, the following forward foreign currency contracts were outstanding for the ING International Small Cap Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	South African Rand	332,861	Buy	05/02/13	$3,626,257	$3,626,909	$652
							$652

See Accompanying Notes to Financial Statements

30

ING INTERNATIONAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.7%
		Australia: 1.5%
6,497		Australia & New Zealand Banking Group Ltd.	$214,708	1.5

		Belgium: 1.4%
5,128		KBC Groep NV	200,715	1.4

		Canada: 0.3%
2,500		Barrick Gold Corp.	49,275	0.3

		Denmark: 1.4%
10,442	@	Danske Bank A/S	197,738	1.4

		Finland: 0.8%
6,508		Fortum OYJ	120,967	0.8

		France: 12.7%
749		Air Liquide	94,896	0.6
867		Arkema	81,279	0.6
11,039		AXA S.A.	206,723	1.4
2,106		BNP Paribas	117,426	0.8
6,241		Carrefour S.A.	185,352	1.3
861		PPR	189,653	1.3
2,081		Renault S.A.	143,620	1.0
2,659		Sanofi	287,480	2.0
4,591	@	Societe Generale	166,777	1.1
10,052		Suez Environnement S.A.	144,258	1.0
997		Technip S.A.	106,939	0.7
2,657		Total S.A.	133,746	0.9
			1,858,149	12.7

		Germany: 7.0%
1,486		BASF AG	139,108	0.9
2,179		Bayer AG	227,807	1.6
1,234		Bayerische Motoren Werke AG	114,108	0.8
9,643		Deutsche Post AG	229,223	1.6
2,937		Siemens AG	306,879	2.1
			1,017,125	7.0

		Hong Kong: 4.3%
29,200		AIA Group Ltd.	129,895	0.9
34,300	@	Esprit Holdings Ltd.	48,238	0.3
16,000		Power Assets Holdings Ltd.	156,461	1.1
23,000		Wharf Holdings Ltd.	205,438	1.4
26,500		Yue Yuen Industrial Holdings	91,840	0.6
			631,872	4.3

		Italy: 4.3%
32,785		Enel S.p.A.	126,792	0.9
8,619		ENI S.p.A.	205,705	1.4
14,375		Fiat Industrial SpA	162,327	1.1
161,400		Telecom Italia S.p.A.	137,093	0.9
			631,917	4.3

		Japan: 21.2%
15,000		Ajinomoto Co., Inc.	205,866	1.4
4,900		Asahi Group Holdings, Ltd.	121,851	0.8
2,500		Canon, Inc.	89,911	0.6
2,000		East Japan Railway Co.	168,834	1.2
32,000		Hitachi Ltd.	204,507	1.4
7,300		Hoya Corp.	146,265	1.0
4,700		Japan Tobacco, Inc.	177,666	1.2
5,800		Komatsu Ltd.	158,908	1.1
6,600		Mitsubishi Corp.	118,815	0.8
6,000		Mitsubishi Estate Co., Ltd.	195,427	1.3
10,300		Nissan Motor Co., Ltd.	107,453	0.7
14,900		Nomura Holdings, Inc.	121,773	0.8
7,300		Omron Corp.	230,606	1.6
7,000		Sumitomo Mitsui Financial Group, Inc.	330,871	2.3
2,000		Sumitomo Realty & Development Co., Ltd.	94,523	0.7
7,700		Tokio Marine Holdings, Inc.	244,704	1.7
3,400		Tokyo Electron Ltd.	174,026	1.2
3,400		Toyota Motor Corp.	197,329	1.4
			3,089,335	21.2

		Luxembourg: 0.4%
4,300		ArcelorMittal	53,707	0.4

		Netherlands: 8.6%
27,043		Aegon NV	180,640	1.3
2,540		European Aeronautic Defence and Space Co. NV	134,192	0.9
2,062		Koninklijke DSM NV	132,908	0.9
7,465		Koninklijke Philips Electronics NV	206,617	1.4
8,414		Reed Elsevier NV	136,566	1.0
13,405		Royal Dutch Shell PLC — Class A	456,377	3.1
			1,247,300	8.6

		New Zealand: 1.1%
72,678		Telecom Corp. of New Zealand Ltd.	162,290	1.1

		Norway: 2.1%
9,771	@	DnB NOR ASA	160,005	1.1
6,020		Statoil ASA	147,378	1.0
			307,383	2.1

		Singapore: 1.2%
55,000		Singapore Telecommunications Ltd.	175,687	1.2

		Spain: 3.0%
135,686	@	Banco Popular Espanol S.A.	105,645	0.7
17,780		Banco Bilbao Vizcaya Argentaria S.A.	173,081	1.2
7,343		Gas Natural SDG S.A.	153,760	1.1
			432,486	3.0

		Sweden: 1.9%
12,885		Telefonaktiebolaget LM Ericsson	160,243	1.1
9,518		Nordea Bank AB	114,530	0.8
			274,773	1.9

See Accompanying Notes to Financial Statements

31

ING INTERNATIONAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Switzerland: 9.0%
6,422		Credit Suisse Group	$178,343	1.2
4,050		Nestle S.A.	288,816	2.0
5,255		Novartis AG	389,015	2.7
1,806		Roche Holding AG — Genusschein	452,115	3.1
			1,308,289	9.0

		United Kingdom: 15.0%
62,192		Barclays PLC	277,531	1.9
8,428		BHP Billiton PLC	237,103	1.6
3,200		BP PLC ADR	139,520	0.9
7,591		GlaxoSmithKline PLC	195,859	1.4
17,023		HSBC Holdings PLC	186,436	1.3
3,392		Imperial Tobacco Group PLC	121,284	0.8
14,778		Rexam PLC	118,659	0.8
3,867		Rio Tinto PLC	177,573	1.2
35,787		Tesco PLC	203,556	1.4
121,392		Vodafone Group PLC	370,403	2.6
9,697		WPP PLC	160,314	1.1
			2,188,238	15.0

		United States: 2.5%
3,800		Coca-Cola Enterprises, Inc.	139,194	0.9
3,000	@	Noble Corp.	112,500	0.8
3,400	@	Rowan Companies PLC	110,602	0.8
			362,296	2.5

		Total Common Stock
		(Cost $12,350,672)	14,524,250	99.7

SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
95,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $95,000)	95,000	0.7

		Total Short-Term Investments
		(Cost $95,000)	95,000	0.7

		Total Investments in Securities (Cost $12,445,672)	$14,619,250	100.4
		Liabilities in Excess of Other Assets	(52,131)	(0.4)
		Net Assets	$14,567,119	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $12,464,912.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,349,123
Gross Unrealized Depreciation	(194,785)
Net Unrealized Appreciation	$2,154,338

Sector Diversification	Percentage of Net Assets
Financials	26.2%
Health Care	10.8
Industrials	10.2
Consumer Staples	9.8
Energy	9.6
Consumer Discretionary	8.2
Materials	7.3
Information Technology	6.9
Telecommunication Services	5.8
Utilities	4.9
Short-Term Investments	0.7
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

32

ING INTERNATIONAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$214,708	$—	$214,708
Belgium	—	200,715	—	200,715
Canada	49,275	—	—	49,275
Denmark	—	197,738	—	197,738
Finland	—	120,967	—	120,967
France	—	1,858,149	—	1,858,149
Germany	—	1,017,125	—	1,017,125
Hong Kong	—	631,872	—	631,872
Italy	—	631,917	—	631,917
Japan	—	3,089,335	—	3,089,335
Luxembourg	53,707	—	—	53,707
Netherlands	—	1,247,300	—	1,247,300
New Zealand	—	162,290	—	162,290
Norway	—	307,383	—	307,383
Singapore	—	175,687	—	175,687
Spain	—	432,486	—	432,486
Sweden	—	274,773	—	274,773
Switzerland	—	1,308,289	—	1,308,289
United Kingdom	139,520	2,048,718	—	2,188,238
United States	362,296	—	—	362,296
Total Common Stock	604,798	13,919,452	—	14,524,250
Short-Term Investments	95,000	—	—	95,000
Total Investments, at fair value	$699,798	$13,919,452	$—	$14,619,250

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

33

ING INTERNATIONAL VALUE EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.5%
		Australia: 1.5%
65,256		Australia & New Zealand Banking Group Ltd.	$2,156,527	1.5

		Belgium: 1.4%
51,154		KBC Groep NV	2,002,216	1.4

		Canada: 0.4%
25,900		Barrick Gold Corp.	510,489	0.4

		China: 0.0%
12,100,000	@, X	China Hongxing Sports Ltd.	70,609	0.0

		Denmark: 1.3%
101,018	@	Danske Bank A/S	1,912,960	1.3

		Finland: 0.8%
65,285		Fortum OYJ	1,213,484	0.8

		France: 12.8%
7,624		Air Liquide	965,932	0.7
8,627		Arkema	808,763	0.5
112,244		AXA S.A.	2,101,952	1.4
20,978		BNP Paribas	1,169,690	0.8
62,675		Carrefour S.A.	1,861,393	1.3
8,326		PPR	1,833,976	1.3
21,150		Renault S.A.	1,459,664	1.0
26,841		Sanofi	2,901,932	2.0
46,651	@	Societe Generale	1,694,691	1.2
100,964		Suez Environnement S.A.	1,448,954	1.0
9,968		Technip S.A.	1,069,171	0.7
26,563		Total S.A.	1,337,104	0.9
			18,653,222	12.8

		Germany: 6.9%
15,077		BASF AG	1,411,397	1.0
21,675		Bayer AG	2,266,046	1.5
12,315		Bayerische Motoren Werke AG	1,138,770	0.8
95,963		Deutsche Post AG	2,281,132	1.5
28,975		Siemens AG	3,027,512	2.1
			10,124,857	6.9

		Hong Kong: 4.4%
300,800		AIA Group Ltd.	1,338,097	0.9
347,000	@	Esprit Holdings Ltd.	488,001	0.4
159,000		Power Assets Holdings Ltd.	1,554,832	1.1
231,000		Wharf Holdings Ltd.	2,063,315	1.4
266,000		Yue Yuen Industrial Holdings	921,865	0.6
			6,366,110	4.4

		Italy: 4.4%
339,550		Enel S.p.A.	1,313,169	0.9
89,351		ENI S.p.A.	2,132,488	1.5
138,838		Fiat Industrial SpA	1,567,800	1.1
1,606,211		Telecom Italia S.p.A.	1,364,318	0.9
			6,377,775	4.4

		Japan: 21.3%
153,000		Ajinomoto Co., Inc.	2,099,835	1.4
48,400		Asahi Group Holdings, Ltd.	1,203,591	0.8
27,100		Canon, Inc.	974,638	0.7
20,000		East Japan Railway Co.	1,688,335	1.2
318,000		Hitachi Ltd.	2,032,289	1.4
73,600		Hoya Corp.	1,474,675	1.0
46,800		Japan Tobacco, Inc.	1,769,098	1.2
55,900		Komatsu Ltd.	1,531,547	1.0
65,800		Mitsubishi Corp.	1,184,549	0.8
61,000		Mitsubishi Estate Co., Ltd.	1,986,839	1.4
103,500		Nissan Motor Co., Ltd.	1,079,744	0.7
148,300		Nomura Holdings, Inc.	1,212,012	0.8
72,700		Omron Corp.	2,296,585	1.6
69,200		Sumitomo Mitsui Financial Group, Inc.	3,270,901	2.2
24,000		Sumitomo Realty & Development Co., Ltd.	1,134,272	0.8
76,700		Tokio Marine Holdings, Inc.	2,437,502	1.7
34,200		Tokyo Electron Ltd.	1,750,499	1.2
34,500		Toyota Motor Corp.	2,002,306	1.4
			31,129,217	21.3

		Luxembourg: 0.4%
46,600		ArcelorMittal	582,034	0.4

		Netherlands: 8.5%
271,269		Aegon NV	1,812,009	1.2
25,441		European Aeronautic Defence and Space Co. NV	1,344,091	0.9
21,520		Koninklijke DSM NV	1,387,087	1.0
72,793		Koninklijke Philips Electronics NV	2,014,769	1.4
83,407		Reed Elsevier NV	1,353,765	0.9
131,288		Royal Dutch Shell PLC — Class A	4,469,736	3.1
			12,381,457	8.5

		New Zealand: 1.1%
697,488		Telecom Corp. of New Zealand Ltd.	1,557,495	1.1

		Norway: 2.1%
92,748	@	DnB NOR ASA	1,518,796	1.1
61,251		Statoil ASA	1,499,509	1.0
			3,018,305	2.1

		Singapore: 1.2%
568,000		Singapore Telecommunications Ltd.	1,814,365	1.2

		Spain: 2.9%
1,292,079	@	Banco Popular Espanol S.A.	1,006,011	0.7
176,565		Banco Bilbao Vizcaya Argentaria S.A.	1,718,784	1.2
74,180		Gas Natural SDG S.A.	1,553,304	1.0
			4,278,099	2.9

See Accompanying Notes to Financial Statements

34

ING INTERNATIONAL VALUE EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Sweden: 1.9%
129,257		Telefonaktiebolaget LM Ericsson	$1,607,488	1.1
94,798		Nordea Bank AB	1,140,707	0.8
			2,748,195	1.9

		Switzerland: 8.9%
64,423		Credit Suisse Group	1,789,091	1.2
40,479		Nestle S.A.	2,886,659	2.0
52,300		Novartis AG	3,871,643	2.6
17,969		Roche Holding AG — Genusschein	4,498,370	3.1
			13,045,763	8.9

		United Kingdom: 14.8%
620,240		Barclays PLC	2,767,808	1.9
83,847		BHP Billiton PLC	2,358,850	1.6
31,100		BP PLC ADR	1,355,960	0.9
77,025		GlaxoSmithKline PLC	1,987,360	1.4
170,038		HSBC Holdings PLC	1,862,254	1.3
33,007		Imperial Tobacco Group PLC	1,180,194	0.8
148,431		Rexam PLC	1,191,820	0.8
38,474		Rio Tinto PLC	1,766,729	1.2
356,141		Tesco PLC	2,025,725	1.4
1,203,282		Vodafone Group PLC	3,671,570	2.5
87,667		WPP PLC	1,449,340	1.0
			21,617,610	14.8

		United States: 2.5%
38,300		Coca-Cola Enterprises, Inc.	1,402,929	1.0
29,700	@	Noble Corp.	1,113,750	0.8
32,900	@	Rowan Companies PLC	1,070,237	0.7
			3,586,916	2.5

		Total Common Stock
		(Cost $128,451,316)	145,147,705	99.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.9%

	Securities Lending Collateralcc(1): 0.4%
588,266
Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $588,268, collateralized by various U.S. Government Securities, 0.125%-6.000%, Market Value plus accrued interest $600,031, due 07/31/13-11/15/42)

	(Cost $588,266)	588,266	0.4

Shares		Value	Percentage of Net Assets

	Mutual Funds: 0.5%
798,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $798,000)	798,000	0.5

	Total Short-Term Investments
	(Cost $1,386,266)	1,386,266	0.9

	Total Investments in Securities (Cost $129,837,582)	$146,533,971	100.4
	Liabilities in Excess of Other Assets	(532,320)	(0.4)
	Net Assets	$146,001,651	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $129,855,881.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,837,480
Gross Unrealized Depreciation	(3,159,390)
Net Unrealized Appreciation	$16,678,090

Sector Diversification	Percentage of Net Assets
Financials	26.2%
Health Care	10.6
Industrials	10.0
Consumer Staples	9.9
Energy	9.6
Consumer Discretionary	8.1
Materials	7.6
Information Technology	7.0
Telecommunication Services	5.7
Utilities	4.8
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

35

ING INTERNATIONAL VALUE EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$2,156,527	$—	$2,156,527
Belgium	—	2,002,216	—	2,002,216
Canada	510,489	—	—	510,489
China	—	—	70,609	70,609
Denmark	—	1,912,960	—	1,912,960
Finland	—	1,213,484	—	1,213,484
France	—	18,653,222	—	18,653,222
Germany	—	10,124,857	—	10,124,857
Hong Kong	—	6,366,110	—	6,366,110
Italy	—	6,377,775	—	6,377,775
Japan	—	31,129,217	—	31,129,217
Luxembourg	582,034	—	—	582,034
Netherlands	—	12,381,457	—	12,381,457
New Zealand	—	1,557,495	—	1,557,495
Norway	—	3,018,305	—	3,018,305
Singapore	—	1,814,365	—	1,814,365
Spain	—	4,278,099	—	4,278,099
Sweden	—	2,748,195	—	2,748,195
Switzerland	—	13,045,763	—	13,045,763
United Kingdom	1,355,960	20,261,650	—	21,617,610
United States	3,586,916	—	—	3,586,916
Total Common Stock	6,035,399	139,041,697	70,609	145,147,705
Short-Term Investments	798,000	588,266	—	1,386,266
Total Investments, at fair value	$6,833,399	$139,629,963	$70,609	$146,533,971

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

36

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%

		Australia: 1.4%
144,768		Australia & New Zealand Banking Group Ltd.	$4,784,176	1.4

		Belgium: 1.4%
117,589		KBC Groep NV	4,602,546	1.4

		Canada: 0.3%
58,900		Barrick Gold Corp.	1,160,919	0.3

		Denmark: 1.3%
232,320	@	Danske Bank A/S	4,399,403	1.3

		Finland: 0.8%
152,754		Fortum OYJ	2,839,313	0.8

		France: 12.0%
17,876		Air Liquide	2,264,822	0.7
249,803		AXA S.A.	4,677,968	1.4
48,059		BNP Paribas	2,679,670	0.8
145,699		Carrefour S.A.	4,327,135	1.3
19,422		PPR	4,278,102	1.2
48,993		Renault S.A.	3,381,245	1.0
61,212		Sanofi	6,617,974	1.9
108,758	@	Societe Generale	3,950,852	1.1
231,830		Suez Environnement S.A.	3,327,037	1.0
22,934		Technip S.A.	2,459,909	0.7
61,118		Total S.A.	3,076,502	0.9
			41,041,216	12.0

		Germany: 6.9%
34,432		BASF AG	3,223,269	0.9
50,948		Bayer AG	5,326,436	1.5
28,595		Bayerische Motoren Werke AG	2,644,184	0.8
226,263		Deutsche Post AG	5,378,487	1.6
68,075		Siemens AG	7,112,955	2.1
			23,685,331	6.9

		Hong Kong: 4.1%
676,000		AIA Group Ltd.	3,007,159	0.9
6,582,000	@, X	Chaoda Modern Agriculture Holdings Ltd.	306,063	0.1
696,400	@	Esprit Holdings Ltd.	979,378	0.3
272,500		Power Assets Holdings Ltd.	2,664,727	0.8
530,000		Wharf Holdings Ltd.	4,734,014	1.4
625,500		Yue Yuen Industrial Holdings	2,167,768	0.6
			13,859,109	4.1

		Italy: 4.3%
779,767		Enel S.p.A.	3,015,657	0.9
200,077		ENI S.p.A.	4,775,120	1.4
326,759		Fiat Industrial SpA	3,689,860	1.1
3,675,499		Telecom Italia S.p.A.	3,121,974	0.9
			14,602,611	4.3

		Japan: 21.3%
351,000		Ajinomoto Co., Inc.	4,817,268	1.4
110,800		Asahi Group Holdings, Ltd.	2,755,327	0.8
61,500		Canon, Inc.	2,211,818	0.6
351,048		Dynam Japan Holdings Co. Ltd.	601,655	0.2
45,800		East Japan Railway Co.	3,866,288	1.1
749,888		Hitachi Ltd.	4,792,418	1.4
170,700		Hoya Corp.	3,420,205	1.0
107,000		Japan Tobacco, Inc.	4,044,733	1.2
130,900		Komatsu Ltd.	3,586,394	1.0
151,100		Mitsubishi Corp.	2,720,142	0.8
140,000		Mitsubishi Estate Co., Ltd.	4,559,958	1.3
226,200		Nissan Motor Co., Ltd.	2,359,788	0.7
363,400		Nomura Holdings, Inc.	2,969,961	0.9
168,500		Omron Corp.	5,322,896	1.6
165,400		Sumitomo Mitsui Financial Group, Inc.	7,818,021	2.3
55,000		Sumitomo Realty & Development Co., Ltd.	2,599,374	0.8
177,900		Tokio Marine Holdings, Inc.	5,653,605	1.7
79,900		Tokyo Electron Ltd.	4,089,617	1.2
77,800		Toyota Motor Corp.	4,515,345	1.3
			72,704,813	21.3

		Luxembourg: 0.3%
94,000		ArcelorMittal	1,174,060	0.3

		Netherlands: 8.4%
639,109		Aegon NV	4,269,088	1.3
57,023		European Aeronautic Defence and Space Co. NV	3,012,621	0.9
49,727		Koninklijke DSM NV	3,205,189	0.9
167,822		Koninklijke Philips Electronics NV	4,644,987	1.4
195,323		Reed Elsevier NV	3,170,255	0.9
303,835		Royal Dutch Shell PLC — Class A	10,344,146	3.0
			28,646,286	8.4

		New Zealand: 1.1%
1,623,436		Telecom Corp. of New Zealand Ltd.	3,625,143	1.1

		Norway: 2.1%
221,917	@	DnB NOR ASA	3,634,006	1.1
138,880		Statoil ASA	3,399,973	1.0
			7,033,979	2.1

		Singapore: 1.2%
1,278,100		Singapore Telecommunications Ltd.	4,082,640	1.2

		Spain: 2.9%
2,894,975	@	Banco Popular Espanol S.A.	2,254,022	0.7
411,477		Banco Bilbao Vizcaya Argentaria S.A.	4,005,551	1.2
169,228		Gas Natural SDG S.A.	3,543,578	1.0
			9,803,151	2.9

See Accompanying Notes to Financial Statements

37

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Sweden: 1.8%
295,500		Telefonaktiebolaget LM Ericsson	$3,674,948	1.1
217,174		Nordea Bank AB	2,613,261	0.7
			6,288,209	1.8

		Switzerland: 8.9%
147,982		Credit Suisse Group	4,109,622	1.2
93,663		Nestle S.A.	6,679,343	1.9
122,691		Novartis AG	9,082,518	2.7
42,287		Roche Holding AG — Genusschein	10,586,154	3.1
			30,457,637	8.9

		United Kingdom: 14.7%
1,436,444		Barclays PLC	6,410,101	1.9
192,885		BHP Billiton PLC	5,426,393	1.6
71,600		BP PLC ADR	3,121,760	0.9
179,421		GlaxoSmithKline PLC	4,629,329	1.4
387,745		HSBC Holdings PLC	4,246,579	1.2
76,346		Imperial Tobacco Group PLC	2,729,818	0.8
348,245		Rexam PLC	2,796,218	0.8
88,506		Rio Tinto PLC	4,064,203	1.2
837,889		Tesco PLC	4,765,900	1.4
2,766,511		Vodafone Group PLC	8,441,445	2.5
212,477		WPP PLC	3,512,740	1.0
			50,144,486	14.7

		United States: 2.4%
87,600		Coca-Cola Enterprises, Inc.	3,208,788	0.9
70,600	@	Noble Corp.	2,647,500	0.8
75,000	@	Rowan Companies PLC	2,439,750	0.7
			8,296,038	2.4

		Total Common Stock
		(Cost $286,666,054)	333,231,066	97.6

SHORT-TERM INVESTMENTS: 0.4%
		Mutual Funds: 0.4%
1,498,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $1,498,000)	1,498,000	0.4

		Total Short-Term Investments
		(Cost $1,498,000)	1,498,000	0.4

		Total Investments in Securities (Cost $288,164,054)	$334,729,066	98.0
		Assets in Excess of Other Liabilities	6,660,586	2.0
		Net Assets	$341,389,652	100.0

@	Non-income producing security

ADR	American Depositary Receipt
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $296,295,264.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,622,864
Gross Unrealized Depreciation	(14,189,062)
Net Unrealized Appreciation	$38,433,802

Sector Diversification	Percentage of Net Assets
Financials	26.0%
Health Care	10.6
Industrials	10.0
Consumer Staples	9.8
Energy	9.4
Consumer Discretionary	8.0
Information Technology	6.9
Materials	6.7
Telecommunication Services	5.7
Utilities	4.5
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

38

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,784,176	$—	$4,784,176
Belgium	—	4,602,546	—	4,602,546
Canada	1,160,919	—	—	1,160,919
Denmark	—	4,399,403	—	4,399,403
Finland	—	2,839,313	—	2,839,313
France	—	41,041,216	—	41,041,216
Germany	—	23,685,331	—	23,685,331
Hong Kong	—	13,553,046	306,063	13,859,109
Italy	—	14,602,611	—	14,602,611
Japan	601,655	72,103,158	—	72,704,813
Luxembourg	1,174,060	—	—	1,174,060
Netherlands	—	28,646,286	—	28,646,286
New Zealand	—	3,625,143	—	3,625,143
Norway	—	7,033,979	—	7,033,979
Singapore	—	4,082,640	—	4,082,640
Spain	2,254,022	7,549,129	—	9,803,151
Sweden	—	6,288,209	—	6,288,209
Switzerland	—	30,457,637	—	30,457,637
United Kingdom	3,121,760	47,022,726	—	50,144,486
United States	8,296,038	—	—	8,296,038
Total Common Stock	16,608,454	316,316,549	306,063	333,231,066
Short-Term Investments	1,498,000	—	—	1,498,000
Total Investments, at fair value	$18,106,454	$316,316,549	$306,063	$334,729,066

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

39

ING RUSSIA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.9%
		Consumer Discretionary: 0.5%
130,840		M Video	$1,032,247	0.5

		Consumer Staples: 9.2%
13,230	@	DIXY Group OJSC	169,750	0.1
60,860		Magnit OAO	13,055,064	6.3
20,940		Magnit OJSC	4,491,834	2.2
70,000	#, @	MHP SA GDR	1,295,000	0.6
			19,011,648	9.2

		Energy: 39.1%
40,000		Eurasia Drilling Co. Ltd. GDR	1,567,054	0.8
2,363,800	@	Gazprom OAO	9,444,062	4.5
369,970		Lukoil OAO ADR	23,456,098	11.3
93,000		NovaTek OAO GDR	9,440,674	4.5
1,056,100		Rosneft Oil Co. GDR	7,243,300	3.5
497,000	L	Surgutneftegas OJSC ADR	4,240,206	2.0
10,698,600		Surgutneftegas OJSC	7,563,115	3.6
470,000		Tatneft	1,581,267	0.8
197,000	L	Tatneft ADR	7,474,402	3.6
4,573		Transneft	9,243,594	4.5
			81,253,772	39.1

		Financials: 15.5%
244,843	@, L	Halyk Savings Bank of Kazakhstan JSC GDR	1,790,606	0.9
815,000		LSR Group GDR	3,556,742	1.7
5,451,400		Sberbank	17,395,524	8.4
307,000		Sberbank of Russia ADR	3,948,020	1.9
1,727,400	@, L	VTB Bank OJSC GDR	5,461,020	2.6
			32,151,912	15.5

		Health Care: 1.0%
125,000	@	MD Medical Group Investments PLC GDR	2,187,500	1.0

		Information Technology: 1.3%
35,294		Mail.ru Group Ltd. GDR	952,938	0.5
64,500	@	Yandex NV	1,660,230	0.8
			2,613,168	1.3

		Materials: 14.4%
561,000		Evraz PLC	1,365,190	0.6
27,700		MMC Norilsk Nickel	4,601,309	2.2
310,000		MMC Norilsk Nickel ADR	4,785,061	2.3
120,000		Novolipetsk Steel GDR	2,015,873	1.0
1,234,030		Novolipetsk Steel	2,060,469	1.0
146,400		Phosagro OAO GDR	2,070,096	1.0
129,300		Polymetal International PLC	1,405,871	0.7
764,806		Polyus Gold International Ltd.	2,417,861	1.2
276,500		Severstal OAO GDR	2,367,513	1.1
190,000		Uralkali GDR	6,890,375	3.3
			29,979,618	14.4

		Telecommunication Services: 13.2%
1,301,800		JSFC Sistema	1,110,343	0.5
128,000	#, @	KCell JSC GDR	1,933,938	0.9
118,900		Mobile Telesystems OJSC	1,048,765	0.5
504,200		Mobile Telesystems OJSC	4,447,326	2.2
818,300		Mobile Telesystems OJSC ADR	16,938,810	8.1
104,400		Sistema JSFC GDR	1,996,480	1.0
			27,475,662	13.2

		Utilities: 2.7%
548,600,000	@	Federal Grid Co. Unified Energy System JSC	2,137,362	1.0
192,188,227		RusHydro	3,434,594	1.7
			5,571,956	2.7

		Total Common Stock
		(Cost $151,244,954)	201,277,483	96.9

PREFERRED STOCK: 2.1%

		Financials: 2.1%
1,860,000		Sberbank of Russia	4,328,543	2.1

		Total Preferred Stock
		(Cost $4,301,347)	4,328,543	2.1

		Total Long-Term Investments
		(Cost $155,546,301)	205,606,026	99.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.7%

	Securities Lending Collateralcc(1): 3.7%
1,825,023	BNP Paribas Bank, Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $1,825,030, collateralized by various U.S. Government Securities, 0.250%–0.875%, Market Value plus accrued interest $1,861,523, due 05/31/14–03/31/18)	1,825,023	0.8
1,825,023	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,825,032, collateralized by various U.S. Government Agency Obligations, 0.841%-6.500%, Market Value plus accrued interest $1,862,325, due 11/01/18–03/15/53)	1,825,023	0.9

See Accompanying Notes to Financial Statements

40

ING RUSSIA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,825,023	Deutsche Bank AG, Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,825,032, collateralized by various U.S. Government Agency Obligations, 2.130%–7.500%, Market Value plus accrued interest $1,861,524, due 12/01/16–04/01/48)	$1,825,023	0.9
1,825,023	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,825,032, collateralized by various U.S. Government Agency Obligations, 2.500%–6.500%, Market Value plus accrued interest $1,861,565, due 05/01/14–06/01/42)	1,825,023	0.9
384,196	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $384,197, collateralized by various U.S. Government Securities, 0.250%–2.750%, Market Value plus accrued interest $391,880, due 10/15/15–08/15/42)	384,196	0.2
		7,684,288	3.7

	Total Short-Term Investments
	(Cost $7,684,288)	7,684,288	3.7

	Total Investments in Securities (Cost $163,230,589)	$213,290,314	102.7
	Liabilities in Excess of Other Assets	(5,588,285)	(2.7)
	Net Assets	$207,702,029	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $171,774,676.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$68,543,785
Gross Unrealized Depreciation	(27,028,147)
Net Unrealized Appreciation	$41,515,638

See Accompanying Notes to Financial Statements

41

ING EMERGING MARKETS EQUITY DIVIDEND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 92.3%
		Australia: 1.1%
123,141		Pan Australian Resources Ltd.	$297,454	1.1

		Belgium: 1.2%
9,248		Oriflame Cosmetics S.A.	335,254	1.2

		Brazil: 10.5%
43,958		BM&F Bovespa S.A.	304,954	1.1
25,510		Cia Energetica de Minas Gerais ADR	327,293	1.2
61,300		Cia Siderurgica Nacional S.A.	242,963	0.9
8,364		Embraer SA ADR	292,154	1.0
17,652		Itau Unibanco Holding S.A.	296,090	1.1
16,844		Petroleo Brasileiro SA ADR	336,375	1.2
21,963		Porto Seguro SA	272,459	1.0
69,245	@	Tim Participacoes SA	289,336	1.0
33,514		Vale SA	544,231	2.0
			2,905,855	10.5

		Chile: 1.1%
15,697		Enersis SA ADR	296,359	1.1

		China: 17.0%
94,500		BOC Hong Kong Holdings Ltd.	325,664	1.2
454,000		China Communications Services Corp., Ltd.	332,591	1.2
395,960		China Construction Bank	332,333	1.2
30,000		China Mobile Ltd.	329,959	1.2
282,000		China Petroleum & Chemical Corp.	311,205	1.1
98,000		China Resources Power Holdings Co.	320,883	1.2
464,000		China Shanshui Cement Group Ltd.	263,140	0.9
162,000		China Shineway Pharmaceutical Group Ltd.	288,575	1.0
172,000		CNOOC Ltd.	322,168	1.2
235,000		Digital China Holdings Ltd.	296,694	1.1
900,000	@, X	Fook Woo Group Holdings Ltd.	31,778	0.1
378,000		Harbin Electric Co. Ltd.	290,574	1.0
459,140		Industrial and Commercial Bank of China Ltd.	323,650	1.2
316,000		Jiangsu Expressway Co. Ltd.	346,247	1.3
452,000		Parkson Retail Group Ltd.	244,828	0.9
147,000	@, X	Real Gold Mining Ltd.	23,678	0.1
396,000		Zhejiang Expressway Co., Ltd.	311,380	1.1
			4,695,347	17.0

		Colombia: 0.8%
42,500		Petrominerales Ltd.	234,553	0.8

		Czech Republic: 2.2%
10,863		CEZ A/S	315,149	1.1
1,574		Komercni Banka AS	301,398	1.1
			616,547	2.2

		Egypt: 1.1%
66,678		Commercial International Bank	294,146	1.1

		Hong Kong: 3.4%
3,000,000		Emperor Watch & Jewellery Ltd.	306,203	1.1
83,000		Hang Lung Properties Ltd.	323,176	1.2
98,000		Shanghai Industrial Holdings Ltd.	311,378	1.1
			940,757	3.4

		Hungary: 1.1%
2,001		Richter Gedeon Nyrt	297,030	1.1

		India: 0.8%
5,578		Infosys Ltd. ADR	232,826	0.8

		Indonesia: 2.3%
591,000		Bank Negara Indonesia Persero Tbk PT	328,679	1.2
404,500		Indofood Sukses Makmur Tbk PT	306,166	1.1
			634,845	2.3

		Macau: 1.3%
120,000	@	Wynn Macau Ltd.	364,975	1.3

		Malaysia: 3.3%
231,124		Berjaya Sports Toto BHD	319,064	1.1
221,700		Gamuda BHD	296,786	1.1
184,700		IOI Corp. Bhd	305,354	1.1
			921,204	3.3

		Poland: 3.3%
60,455		PGE SA	314,183	1.2
27,141		Powszechna Kasa Oszczednosci Bank Polski S.A.	282,619	1.0
2,263		Powszechny Zaklad Ubezpieczen SA	312,137	1.1
			908,939	3.3

		Qatar: 2.4%
17,967		Commercial Bank of Qatar	320,870	1.2
6,998		Industries Qatar QSC	331,096	1.2
			651,966	2.4

		Russia: 6.7%
24,947		CTC Media, Inc.	311,588	1.1
82,494		Gazprom OAO ADR	654,590	2.4

See Accompanying Notes to Financial Statements

1

ING EMERGING MARKETS EQUITY DIVIDEND FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
35,373		Mobile Telesystems OJSC	$312,010	1.1
22,524		Phosagro OAO GDR	318,489	1.2
29,197		Severstal	247,537	0.9
			1,844,214	6.7

		Singapore: 1.1%
18,000		United Overseas Bank Ltd.	312,791	1.1

		South Africa: 4.4%
29,175		Barloworld Ltd.	305,617	1.1
17,327		MTN Group Ltd.	312,683	1.1
7,218		Sasol Ltd.	312,659	1.1
23,127		Standard Bank Group Ltd.	289,191	1.1
			1,220,150	4.4

		South Korea: 11.4%
10,220		Hite Jinro Co. Ltd.	299,316	1.1
968		Hyundai Motor Co.	68,945	0.2
3,831		Hyundai Motor Co.	289,184	1.0
11,400		Kangwon Land, Inc.	322,639	1.2
9,283		KB Financial Group, Inc.	303,576	1.1
4,750		KT&G Corp.	342,027	1.2
1,056		POSCO	303,523	1.1
2,953		Samsung Engineering Co. Ltd.	237,749	0.9
1,623		Samsung Fire & Marine Insurance Co. Ltd	334,002	1.2
8,630		Shinhan Financial Group Co., Ltd.	298,918	1.1
7,280		Woongjin Coway Co., Ltd.	368,859	1.3
			3,168,738	11.4

		Sweden: 1.1%
3,636		Millicom International Cellular S.A.	298,640	1.1

		Taiwan: 8.5%
158,000		Cheng Uei Precision Industry Co., Ltd.	315,231	1.1
497,597		Chinatrust Financial Holding Co., Ltd.	302,196	1.1
38,000		HTC Corp.	388,423	1.4
28,000		MediaTek, Inc.	341,700	1.2
182,000		Powertech Technology, Inc.	326,086	1.2
94,000		Taiwan Semiconductor Manufacturing Co., Ltd.	348,874	1.3
217,000		TXC Corp.	338,222	1.2
			2,360,732	8.5

		Thailand: 1.1%
28,100		PTT PCL	312,848	1.1

		Turkey: 1.2%
68,283		Turk Telekomunikasyon AS	323,915	1.2

		United Kingdom: 2.8%
63,132		Eurasian Natural Resources Corp.	271,485	1.0
87,611		Petropavlovsk PLC	198,519	0.7
12,217		Standard Chartered PLC	307,470	1.1
			777,474	2.8

		United States: 1.1%
8,778		Southern Copper Corp.	292,571	1.1

		Total Common Stock
		(Cost $24,682,441)	25,540,130	92.3

EXCHANGE-TRADED FUNDS: 4.7%
205,100	@	iShares MSCI India	1,285,977	4.7

		Total Exchange-Traded Funds
		(Cost $1,258,308)	1,285,977	4.7

PREFERRED STOCK: 1.1%
		Russia: 1.1%
136,274		Sberbank of Russia	317,133	1.1

		Total Preferred Stock
		(Cost $267,940)	317,133	1.1

		Total Investments in Securities (Cost $26,208,689)	$27,143,240	98.1
		Assets in Excess of Other Liabilities	534,297	1.9
		Net Assets	$27,677,537	100.0

@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $26,469,112.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,692,611
Gross Unrealized Depreciation	(2,018,483)
Net Unrealized Appreciation	$674,128

Sector Diversification	Percentage of Net Assets
Financials	23.6%
Materials	11.0
Industrials	9.9
Information Technology	9.3
Consumer Discretionary	9.2
Energy	8.9
Telecommunication Services	6.8
Utilities	5.8
Consumer Staples	5.7
Exchange-Traded Funds	4.7
Health Care	2.1
Telecommunications	1.1
Assets in Excess of Other Liabilities	1.9
Net Assets	100.0%

See Accompanying Notes to Financial Statements

2

ING EMERGING MARKETS EQUITY DIVIDEND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$297,454	$—	$297,454
Belgium	—	335,254	—	335,254
Brazil	2,905,855	—	—	2,905,855
Chile	296,359	—	—	296,359
China	—	4,639,891	55,456	4,695,347
Colombia	234,553	—	—	234,553
Czech Republic	—	616,547	—	616,547
Egypt	294,146	—	—	294,146
Hong Kong	—	940,757	—	940,757
Hungary	—	297,030	—	297,030
India	232,826	—	—	232,826
Indonesia	—	634,845	—	634,845
Macau	—	364,975	—	364,975
Malaysia	305,354	615,850	—	921,204
Poland	—	908,939	—	908,939
Qatar	—	651,966	—	651,966
Russia	1,284,667	559,547	—	1,844,214
Singapore	—	312,791	—	312,791
South Africa	305,617	914,533	—	1,220,150
South Korea	710,886	2,457,852	—	3,168,738
Sweden	—	298,640	—	298,640
Taiwan	—	2,360,732	—	2,360,732
Thailand	—	312,848	—	312,848
Turkey	—	323,915	—	323,915
United Kingdom	—	777,474	—	777,474
United States	292,571	—	—	292,571
Total Common Stock	6,862,834	18,621,840	55,456	25,540,130
Exchange-Traded Funds	1,285,977	—	—	1,285,977
Preferred Stock	—	317,133	—	317,133
Total Investments, at fair value	$8,148,811	$18,938,973	$55,456	$27,143,240

See Accompanying Notes to Financial Statements

3

ING EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.5%
		Argentina: 0.1%
25,900		YPF SA ADR	$343,175	0.1

		Brazil: 14.6%
225,000		All America Latina Logistica SA	1,138,073	0.5
29,430		Arteris SA	325,962	0.1
79,500	@	B2W Companhia Global Do Varejo	451,391	0.2
98,880		Banco do Brasil S.A.	1,245,421	0.5
59,800		Banco do Estado do Rio Grande do Sul	503,327	0.2
125,000		Banco Santander Brasil S.A. ADR	927,500	0.4
4,200	@	BB Seguridade Participacoes SA	35,645	0.0
53,000		Braskem SA ADR	935,450	0.4
80,200		BRF SA ADR	1,991,366	0.8
40,690		Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	2,260,736	0.9
57,597	@	Cia de Bebidas das Americas ADR	2,420,226	1.0
94,530		Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,351,779	0.6
76,180		Even Construtora e Incorporadora SA	357,150	0.2
26,130		Ez Tec Empreendimentos e Participacoes SA	357,455	0.2
126,400	@	Fibria Celulose SA ADR	1,351,216	0.6
98,300		Gerdau SA ADR	771,655	0.3
122,300	@	Gol Linhas Aereas Inteligentes SA ADR	755,814	0.3
180,000	@	Hypermarcas SA	1,437,661	0.6
255,690		Itau Unibanco Holding S.A. ADR	4,303,263	1.8
16,085		M Dias Branco SA	719,373	0.3
65,496		MRV Engenharia e Participacoes SA	281,855	0.1
59,850		Petroleo Brasileiro SA ADR	1,195,204	0.5
180,000		Petroleo Brasileiro SA ADR	3,447,000	1.4
38,850		Porto Seguro SA	481,948	0.2
50,800		Santos Brasil Participacoes SA	790,406	0.3
65,000	@	Tim Participacoes SA ADR	1,355,900	0.6
346,496	@	Tim Participacoes SA	1,447,810	0.6
60,300		Vale SA ADR	1,030,527	0.4
82,023		Vale SA ADR	1,333,694	0.6
			35,004,807	14.6

		China: 19.7%
24,400	@	Baidu.com ADR	2,094,740	0.9
2,702,000		Bank of China Ltd.	1,265,980	0.5
5,288,000		China Construction Bank	4,438,274	1.8
405,000		China Mengniu Dairy Co., Ltd.	1,140,030	0.5
315,000		China Merchants Bank Co., Ltd.	672,875	0.3
1,126,500		China Minsheng Banking Corp. Ltd	1,449,223	0.6
41,179		China Mobile Ltd. ADR	2,274,728	0.9
233,500		China Mobile Ltd.	2,568,177	1.1
330,000		China Overseas Land & Investment Ltd.	1,007,576	0.4
2,014,500		China Petroleum & Chemical Corp.	2,223,131	0.9
464,000		China Shanshui Cement Group Ltd.	263,140	0.1
1,578,000		China Telecom Corp., Ltd.	808,499	0.3
42,400		China Unicom Hong Kong Ltd. ADR	611,832	0.3
6,500		CNOOC Ltd. ADR	1,217,710	0.5
1,206,000		CNOOC Ltd.	2,258,923	0.9
247,000		Digital China Holdings Ltd.	311,844	0.1
930,000		Dongfeng Motor Group Co., Ltd.	1,389,407	0.6
837,000		Dongyue Group	469,174	0.2
22,500	@	Giant Interactive Group INC.	164,921	0.1
271,000		Great Wall Motor Co. Ltd.	1,177,489	0.5
884,000		Guangdong Investment Ltd.	855,867	0.4
356,000		Guangzhou R&F Properties Co., Ltd.	646,009	0.3
7,008,000		Industrial and Commercial Bank of China Ltd.	4,939,977	2.1
1,578,000		Lenovo Group Ltd.	1,443,524	0.6
18,298	@	Neteasecom ADR	1,031,824	0.4
6,600		PetroChina Co., Ltd. ADR	843,876	0.3
738,000		PetroChina Co., Ltd.	940,677	0.4
208,500		Ping An Insurance Group Co. of China Ltd.	1,654,842	0.7
174,700		Shanghai Pharmaceuticals Holding Co. Ltd.	360,290	0.1
9,200	@	Sina Corp.	518,144	0.2
1,026,000		Skyworth Digital Holdings Ltd.	847,512	0.4
27,100	@	Sohu.com, Inc.	1,394,024	0.6
254,000		Tingyi Cayman Islands Holding Corp.	702,753	0.3
188,000		Tsingtao Brewery Co., Ltd.	1,261,034	0.5
1,182,000		Uni-President China Holdings Ltd.	1,285,175	0.5
20,710	@	WuXi PharmaTech Cayman, Inc. ADR	394,939	0.2
1,270,000		Zijin Mining Group Co., Ltd.	376,716	0.2
			47,304,856	19.7

		Egypt: 0.1%
75,140		Commercial International Bank	331,475	0.1

		Hong Kong: 0.3%
812,000		Fushan International Energy Group Ltd.	317,743	0.1
14,700		Standard Charter plc	372,552	0.2
			690,295	0.3

See Accompanying Notes to Financial Statements

4

ING EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Hungary: 0.3%
33,740		OTP Bank Nyrt	$704,434	0.3

		India: 6.5%
25,431		Bajaj Auto Ltd.	888,850	0.4
53,900	@	Canara Bank	415,870	0.2
44,460		HCL Technologies Ltd.	594,790	0.2
27,733		HDFC Bank Ltd. ADR	1,176,989	0.5
49,670		Housing Development Finance Corp.	782,421	0.3
14,800		ICICI Bank Ltd. ADR	692,936	0.3
39,080		Infosys Ltd. ADR	1,631,199	0.7
233,253		Oil & Natural Gas Corp., Ltd.	1,417,078	0.6
30,930		Punjab National Bank	441,733	0.2
151,506		Reliance Industries Ltd.	2,219,496	0.9
79,038	#	Reliance Industries Ltd. GDR	2,335,864	1.0
97,890		Rural Electrification Corp. Ltd.	408,294	0.2
171,300		Tata Chemicals Ltd.	1,031,122	0.4
57,060		Tata Motors Ltd. ADR ADR	1,571,432	0.6
			15,608,074	6.5

		Indonesia: 0.3%
524,500		Tambang Batubara Bukit Asam Persero Tbk PT	823,188	0.3

		Kazakhstan: 0.3%
40,518		KazMunaiGas Exploration Production GDR	727,298	0.3

		Macau: 0.5%
455,000		SJM Holdings Ltd.	1,148,703	0.5

		Malaysia: 0.9%
1,408,900	@	UEM Land Holdings Bhd	1,162,791	0.5
225,400		UMW Holdings Bhd	1,059,399	0.4
			2,222,190	0.9

		Mexico: 4.5%
60,000		America Movil S.A.B de CV ADR	1,282,800	0.5
138,727	@	Cemex SAB de CV ADR	1,560,679	0.6
384,200		Compartamos SAB de CV	639,157	0.3
75,000	@	Desarrollado ADR ADR	366,000	0.2
78,800	@	Empresas ICA SAB de CV ADR	867,588	0.4
8,600		Fomento Economico Mexicano SAB de CV ADR	975,154	0.4
241,728		Grupo Financiero Banorte	1,821,575	0.8
87,500		Grupo Televisa SAB ADR	2,215,500	0.9
335,030		Wal-Mart de Mexico SA de CV	1,062,843	0.4
			10,791,296	4.5

		Panama: 0.3%
5,635	@	Copa Holdings S.A.	707,643	0.3

		Poland: 2.1%
26,665		KGHM Polska Miedz SA	1,254,611	0.5
33,294	@	Polski Koncern Naftowy Orlen	516,962	0.2
131,510		Powszechna Kasa Oszczednosci Bank Polski S.A.	1,369,415	0.6
8,380		Powszechny Zaklad Ubezpieczen SA	1,155,857	0.5
299,303		Telekomunikacja Polska S.A.	667,708	0.3
			4,964,553	2.1

		Russia: 8.0%
150,000		Gazprom OAO ADR	1,190,250	0.5
25,760		Globaltrans Investment PLC GDR	365,792	0.1
71,461		Lukoil OAO ADR	4,530,627	1.9
11,200		Magnit OJSC GDR	572,324	0.2
21,000	@	MegaFon OAO GDR	648,060	0.3
78,779		MMC Norilsk Nickel ADR	1,216,008	0.5
129,402		Mobile Telesystems OJSC ADR	2,678,621	1.1
336,500		Rosneft Oil Co. GDR	2,307,897	1.0
330,995		Sberbank of Russia ADR	4,256,596	1.8
38,694		Tatneft ADR	1,468,094	0.6
			19,234,269	8.0

		South Africa: 4.9%
9,186	@	Anglo Platinum Ltd.	350,102	0.1
94,196	@	ArcelorMittal South Africa Ltd.	242,062	0.1
94,963		AVI Ltd.	571,461	0.2
101,148		Clicks Group Ltd.	645,182	0.3
357,900		FirstRand Ltd.	1,245,171	0.5
28,750		Impala Platinum Holdings Ltd.	394,003	0.2
56,856		Imperial Holdings Ltd.	1,260,433	0.5
69,395		MTN Group Ltd.	1,252,302	0.5
150,260		Old Mutual PLC	477,868	0.2
40,217		Remgro Ltd.	811,278	0.3
13,400		Sasol Ltd. ADR	581,828	0.2
33,380		Shoprite Holdings Ltd.	633,877	0.3
87,001		Standard Bank Group Ltd.	1,087,903	0.5
45,148		Tiger Brands Ltd.	1,406,211	0.6
75,102		Vodacom Group Pty Ltd.	880,535	0.4
			11,840,216	4.9

		South Korea: 17.2%
44,470		BS Financial Group, Inc.	586,379	0.3
17,920		Grand Korea Leisure Co. Ltd.	557,212	0.2
25,170		Halla Visteon Climate Control Corp.	681,083	0.3
17,890		Hite Jinro Co. Ltd.	523,949	0.2
15,720		Hyundai Marine & Fire Insurance Co., Ltd.	442,879	0.2
10,951		Hyundai Motor Co.	1,988,518	0.8
33,340		Kangwon Land, Inc.	943,578	0.4

See Accompanying Notes to Financial Statements

5

ING EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
62,800		KB Financial Group, Inc. ADR	$2,059,840	0.9
7,683		KCC Corp.	2,284,140	1.0
30,832		Kia Motors Corp.	1,537,935	0.6
3,894		Korea Zinc Co., Ltd.	1,123,849	0.5
75,710		KT Corp. ADR	1,231,045	0.5
15,583		KT&G Corp.	1,122,066	0.5
18,989		LG Electronics, Inc.	1,522,024	0.6
56,600	@	LG.Philips LCD Co. Ltd ADR	776,552	0.3
1,035		Lotte Chilsung Beverage Co., Ltd.	1,615,564	0.7
733		Lotte Confectionery Co. Ltd.	1,278,479	0.5
4,658		Samsung Electronics Co., Ltd.	6,442,109	2.7
10,116		Samsung Electronics Co., Ltd. GDR	7,006,162	2.9
18,460		Samsung Life Insurance Co. Ltd.	1,819,583	0.8
10,906		SK Telecom Co., Ltd.	1,919,727	0.8
129,900		SK Telecom Co., Ltd. ADR	2,531,751	1.0
107,200		Woori Finance Holdings Co., Ltd.	1,160,770	0.5
			41,155,194	17.2

		Taiwan: 8.5%
125,000		Asustek Computer, Inc.	1,455,919	0.6
241,660		Chicony Electronics Co. Ltd.	710,959	0.3
277,000		Chipbond Technology Corp.	706,148	0.3
26,001		Hon Hai Precision Industry Co., Ltd. GDR	133,384	0.0
1,264,400		Hon Hai Precision Industry Co., Ltd.	3,268,193	1.4
462,360		Lite-On Technology Corp.	832,616	0.3
471,000		POU Chen Corp.	555,965	0.2
217,720		Radiant Opto-Electronics Corp.	886,232	0.4
251,990		Realtek Semiconductor Corp.	727,295	0.3
1,440,000	@	Taishin Financial Holdings Co., Ltd.	625,682	0.3
676,000		Taiwan Semiconductor Manufacturing Co., Ltd.	2,508,928	1.0
234,161		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,467,792	1.9
73,000		TPK Holding Co. Ltd	1,485,180	0.6
686,000		Uni-President Enterprises Corp.	1,351,762	0.6
1,666,000		United Microelectronics Corp.	638,425	0.3
			20,354,480	8.5

		Thailand: 1.9%
161,700		Bangkok Bank PCL	1,253,222	0.5
137,700		Kasikornbank PCL	996,493	0.4
998,625		Krung Thai Bank PCL	845,342	0.4
71,902		PTT PCL	800,513	0.3
382,900		Thanachart Capital PCL	624,381	0.3
			4,519,951	1.9

		Turkey: 3.9%
109,339		Arcelik A/S	851,836	0.4
471,866		Eregli Demir ve Celik Fabrikalari TAS	541,232	0.2
26,103		Koza Altin Isletmeleri AS	523,573	0.2
64,780		Tofas Truk Otomobil Fabrika	452,356	0.2
21,500		Tupras Turkiye Petrol Rafine	600,863	0.2
172,638	@	Turk Hava Yollari	719,297	0.3
45,700	@	Turkcell Iletisim Hizmet AS ADR	713,834	0.3
348,008		Turkiye Garanti Bankasi A/S	1,925,500	0.8
130,350		Turkiye Halk Bankasi AS	1,423,324	0.6
406,984		Turkiye Is Bankasi	1,574,211	0.7
			9,326,026	3.9

		United Arab Emirates: 0.5%
124,522		Dragon Oil Plc	1,226,888	0.5

		United States: 3.1%
193,400		Avon Products, Inc.	4,479,144	1.9
120,300	@	Yahoo!, Inc.	2,975,019	1.2
			7,454,163	3.1

		Total Common Stock
		(Cost $220,143,315)	236,483,174	98.5

PREFERRED STOCK: 0.1%
		Brazil: 0.1%
950		Cia de Bebidas das Americas	39,743	0.1

		Total Preferred Stock
		(Cost $39,221)	39,743	0.1

		Total Long-Term Investments
		(Cost $220,182,536)	236,522,917	98.6

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
		Securities Lending Collateralcc(1): 2.7%
1,559,194		BNP Paribas Bank, Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $1,559,200, collateralized by various U.S. Government Securities, 0.250%-0.875%, Market Value plus accrued interest $1,590,378, due 05/31/14-03/31/18)	1,559,194	0.7

See Accompanying Notes to Financial Statements

6

ING EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,559,194	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,559,202, collateralized by various U.S. Government Agency Obligations, 0.841%-6.500%, Market Value plus accrued interest $1,591,062, due 11/01/18–03/15/53)	$1,559,194	0.7
1,559,194	Deutsche Bank AG, Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,559,201, collateralized by various U.S. Government Agency Obligations, 2.130%-7.500%, Market Value plus accrued interest $1,590,378, due 12/01/16-04/01/48)	1,559,194	0.6
1,559,194	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,559,201, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,590,413, due 05/01/14-06/01/42)	1,559,194	0.6
328,235	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $328,236, collateralized by various U.S. Government Securities, 0.250%-2.750%, Market Value plus accrued interest $334,800, due 10/15/15-08/15/42)	328,235	0.1
		6,565,011	2.7

	Total Short-Term Investments
	(Cost $6,565,011)	6,565,011	2.7

	Total Investments in Securities (Cost $226,747,547)	$243,087,928	101.3
	Liabilities in Excess of Other Assets	(3,036,357)	(1.3)
	Net Assets	$240,051,571	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $229,181,668.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$27,377,131
Gross Unrealized Depreciation	(13,470,871)
Net Unrealized Appreciation	$13,906,260

Sector Diversification	Percentage of Net Assets
Financials	24.8%
Information Technology	18.3
Energy	13.5
Consumer Staples	12.0
Telecommunication Services	9.5
Consumer Discretionary	9.1
Materials	6.2
Industrials	3.9
Utilities	1.0
Health Care	0.3
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

7

ING EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Argentina	$343,175	$—	$—	$343,175
Brazil	30,701,544	4,303,263	—	35,004,807
China	10,546,738	36,758,118	—	47,304,856
Egypt	331,475	—	—	331,475
Hong Kong	—	690,295	—	690,295
Hungary	—	704,434	—	704,434
India	5,072,556	10,535,518	—	15,608,074
Indonesia	—	823,188	—	823,188
Kazakhstan	727,298	—	—	727,298
Macau	—	1,148,703	—	1,148,703
Malaysia	1,059,399	1,162,791	—	2,222,190
Mexico	10,791,296	—	—	10,791,296
Panama	707,643	—	—	707,643
Poland	—	4,964,553	—	4,964,553
Russia	13,669,946	5,564,323	—	19,234,269
South Africa	2,033,824	9,806,392	—	11,840,216
South Korea	7,721,254	33,433,940	—	41,155,194
Taiwan	4,467,792	15,886,688	—	20,354,480
Thailand	—	4,519,951	—	4,519,951
Turkey	713,834	8,612,192	—	9,326,026
United Arab Emirates	—	1,226,888	—	1,226,888
United States	7,454,163	—	—	7,454,163
Total Common Stock	96,341,937	140,141,237	—	236,483,174
Preferred Stock	39,743	—	—	39,743
Short-Term Investments	—	6,565,011	—	6,565,011
Total Investments, at fair value	$96,381,680	$146,706,248	$—	$243,087,928

(1)	For the six months ended April 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2013, securities valued at $298,338 and $3,898,299 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

8

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Australia: 0.9%
50,449		Westfield Group	$610,238	0.9

		Canada: 5.0%
22,417		Barrick Gold Corp.	441,909	0.6
9,100		Canadian Imperial Bank of Commerce	727,765	1.0
11,000		Cenovus Energy, Inc.	329,198	0.5
990		Fairfax Financial Holdings Ltd.	397,150	0.5
32,058		Shaw Communications, Inc. — Class B	729,972	1.0
12,148		Thomson Reuters Corp.	406,963	0.6
11,318		TransCanada Corp.	561,041	0.8
			3,593,998	5.0

		China: 1.5%
107,000		BOC Hong Kong Holdings Ltd.	368,742	0.5
12,114		China Mobile Ltd. ADR	669,177	1.0
			1,037,919	1.5

		France: 7.1%
12,867		Alstom	528,424	0.7
11,587		BNP Paribas	646,067	0.9
13,677		Capgemini S.A.	630,593	0.9
16,092		Cie de Saint-Gobain	644,468	0.9
14,640		Eutelsat Communications	528,986	0.8
37,189		Gaz de France	797,344	1.1
7,412		Sanofi	801,353	1.1
10,760		Vinci S.A.	518,706	0.7
			5,095,941	7.1

		Germany: 4.4%
27,337	L	Aixtron AG	391,871	0.5
7,364		Bayer AG	769,881	1.1
12,788		DaimlerChrysler AG	709,031	1.0
62,167		Deutsche Telekom AG	736,316	1.0
18,014		Metro AG	562,635	0.8
			3,169,734	4.4

		Hong Kong: 0.6%
59,000		Cheung Kong Infrastructure Holdings Ltd.	428,470	0.6

		Italy: 1.9%
22,052		Assicurazioni Generali S.p.A.	405,002	0.6
23,000		ENI S.p.A.	548,927	0.8
79,268		Snam Rete Gas S.p.A.	390,088	0.5
			1,344,017	1.9

		Japan: 9.3%
13,900		Astellas Pharma, Inc.	810,163	1.1
10,000		Canon, Inc.	359,645	0.5
29,000		Hoya Corp.	581,054	0.8
42,000		Itochu Corp.	520,777	0.7
111,900		Mitsubishi UFJ Financial Group, Inc.	759,224	1.1
49,600		Mitsui & Co., Ltd.	683,322	1.0
36,000		Nippon Shokubai Co., Ltd.	354,201	0.5
71,100		Nissan Motor Co., Ltd.	741,737	1.0
10,500		Secom Co., Ltd.	585,629	0.8
12,200		Seven & I Holdings Co., Ltd.	469,287	0.7
16,600		Sumitomo Mitsui Financial Group, Inc.	784,638	1.1
			6,649,677	9.3

		Luxembourg: 1.3%
76,366		ArcelorMittal	943,932	1.3

		Netherlands: 3.0%
85,595		Aegon NV	571,753	0.8
9,474		Fugro NV	547,372	0.7
31,151		Royal Dutch Shell PLC	1,059,507	1.5
			2,178,632	3.0

		Singapore: 2.2%
249,000		Singapore Telecommunications Ltd.	795,382	1.1
46,000		United Overseas Bank Ltd.	799,355	1.1
			1,594,737	2.2

		Sweden: 1.7%
42,791		Telefonaktiebolaget LM Ericsson	532,165	0.8
46,869		Volvo AB — B Shares	649,595	0.9
			1,181,760	1.7

		Switzerland: 4.6%
27,134		Credit Suisse Group	753,541	1.1
15,083		Novartis AG	1,116,558	1.6
2,915		Roche Holding AG — Genusschein	729,743	1.0
2,428		Zurich Insurance Group AG	678,484	0.9
			3,278,326	4.6

		Taiwan: 1.0%
38,697		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	738,339	1.0

		United Kingdom: 10.0%
7,742		AstraZeneca PLC	401,973	0.6
110,185		Barclays PLC	491,698	0.7
102,656		BP PLC	743,860	1.0
85,306		BT Group PLC	366,784	0.5
12,000	@	Ensco PLC	692,160	1.0
67,816		HSBC Holdings PLC	742,720	1.0
19,730		Imperial Tobacco Group PLC	705,464	1.0
102,000		J Sainsbury PLC	604,497	0.8
29,142		Land Securities Group PLC	395,885	0.6
42,515		Prudential PLC	731,027	1.0
8,249		Reckitt Benckiser PLC	602,185	0.8
14,950		Rio Tinto PLC	686,506	1.0
			7,164,759	10.0

		United States: 43.1%
16,575		AbbVie, Inc.	763,279	1.1
6,900		Amgen, Inc.	719,049	1.0

See Accompanying Notes to Financial Statements

9

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
1,552		Apple, Inc.	$687,148	1.0
5,800		Boeing Co.	530,178	0.7
17,486		Bristol-Myers Squibb Co.	694,544	1.0
7,416		Caterpillar, Inc.	627,913	0.9
9,100		CenturyTel, Inc.	341,887	0.5
5,600		Chevron Corp.	683,256	0.9
17,133		Cisco Systems, Inc.	358,422	0.5
12,550		Coach, Inc.	738,693	1.0
14,000		Coca-Cola Co.	592,620	0.8
22,203		Dow Chemical Co.	752,904	1.0
19,100		Eli Lilly & Co.	1,057,758	1.5
11,800		ExxonMobil Corp.	1,050,082	1.5
56,800		First Niagara Financial Group, Inc.	540,168	0.7
31,189		Freeport-McMoRan Copper & Gold, Inc.	949,081	1.3
47,561		General Electric Co.	1,060,135	1.5
24,350		Hewlett-Packard Co.	501,610	0.7
16,523		Intel Corp.	395,726	0.5
14,626		JPMorgan Chase & Co.	716,820	1.0
9,700		KLA-Tencor Corp.	526,225	0.7
9,300		Lorillard, Inc.	398,877	0.6
9,800		Lowe’s Cos., Inc.	376,516	0.5
13,000		Macy’s, Inc.	579,800	0.8
7,664		McDonald’s Corp.	782,801	1.1
28,500		Metlife, Inc.	1,111,215	1.5
34,025		Microsoft Corp.	1,126,228	1.6
10,169		Molson Coors Brewing Co.	524,720	0.7
12,600		Northeast Utilities	571,158	0.8
12,486		Occidental Petroleum Corp.	1,114,500	1.6
25,247		Pfizer, Inc.	733,930	1.0
26,511	L	Pitney Bowes, Inc.	362,405	0.5
10,300		PNC Financial Services Group, Inc.	699,164	1.0
21,492		PPL Corp.	717,403	1.0
6,898		Procter & Gamble Co.	529,559	0.7
16,000		Public Service Enterprise Group, Inc.	585,760	0.8
15,885		Sealed Air Corp.	351,376	0.5
25,703		Spectra Energy Corp.	810,416	1.1
16,700		St. Jude Medical, Inc.	688,374	1.0
26,500		Staples, Inc.	350,860	0.5
8,466		TAL International Group, Inc.	350,492	0.5
7,450		Time Warner Cable, Inc.	699,481	1.0
24,074	@	Tyco International Ltd.	773,257	1.1
18,115		UGI Corp.	742,353	1.0
3,578		United Technologies Corp.	326,636	0.5
3,200		VF Corp.	570,304	0.8
20,000		Wells Fargo & Co.	759,600	1.1
			30,924,683	43.1

		Total Common Stock
		(Cost $61,557,412)	69,935,162	97.6

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.7%
		Securities Lending Collateralcc(1): 0.7%
536,278
Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $536,280, collateralized by various U.S. Government Securities, 0.125%-6.000%, Market Value plus accrued interest $547,004, due 07/31/13-11/15/42)

		(Cost $536,278)	536,278	0.7

		Total Short-Term Investments
		(Cost $536,278)	536,278	0.7

		Total Investments in Securities (Cost $62,093,690)	$70,471,440	98.3
		Assets in Excess of Other Liabilities	1,201,679	1.7
		Net Assets	$71,673,119	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $62,363,664.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,434,495
Gross Unrealized Depreciation	(2,326,719)
Net Unrealized Appreciation	$8,107,776

Sector Diversification	Percentage of Net Assets
Financials	19.1%
Health Care	13.1
Industrials	11.9
Energy	11.4
Consumer Discretionary	10.1
Information Technology	9.5
Consumer Staples	6.9
Materials	6.2
Utilities	5.3
Telecommunication Services	4.1
Short-Term Investments	0.7
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

10

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$610,238	$—	$610,238
Canada	3,593,998	—	—	3,593,998
China	669,177	368,742	—	1,037,919
France	—	5,095,941	—	5,095,941
Germany	—	3,169,734	—	3,169,734
Hong Kong	—	428,470	—	428,470
Italy	—	1,344,017	—	1,344,017
Japan	—	6,649,677	—	6,649,677
Luxembourg	—	943,932	—	943,932
Netherlands	—	2,178,632	—	2,178,632
Singapore	—	1,594,737	—	1,594,737
Sweden	—	1,181,760	—	1,181,760
Switzerland	—	3,278,326	—	3,278,326
Taiwan	738,339	—	—	738,339
United Kingdom	692,160	6,472,599	—	7,164,759
United States	30,924,683	—	—	30,924,683
Total Common Stock	36,618,357	33,316,805	—	69,935,162
Short-Term Investments	—	536,278	—	536,278
Total Investments, at fair value	$36,618,357	$33,853,083	$—	$70,471,440

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

11

ING GLOBAL NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Canada: 10.9%
71,200		Alamos Gold, Inc.	$994,376	1.1
50,100		Canadian Natural Resources Ltd.	1,469,934	1.7
57,300		Centerra Gold, Inc.	239,449	0.3
42,800	@	Dominion Diamond Corp.	678,461	0.8
64,121		Eldorado Gold Corp.	507,838	0.6
63,508		GoldCorp, Inc.	1,878,567	2.1
16,900		HudBay Minerals, Inc.	134,200	0.2
75,100	@	Lundin Mining Corp.	295,197	0.3
30,700	@	MEG Energy Corp.	878,231	1.0
60,700		Suncor Energy, Inc.	1,890,805	2.1
16,229		Teck Cominco Ltd. — Class B	431,205	0.5
53,817	@	Thompson Creek Metals Co., Inc.	160,913	0.2
			9,559,176	10.9

		France: 1.1%
9,242		Technip S.A.	991,300	1.1

		Netherlands: 1.0%
13,473		Royal Dutch Shell PLC — Class A ADR	915,760	1.0

		Norway: 1.0%
36,400		Statoil ASA ADR	891,800	1.0

		United Kingdom: 1.5%
30,050		Antofagasta PLC	421,664	0.5
6,213		Randgold Resources Ltd. ADR	508,099	0.6
8,364		Rio Tinto PLC	384,076	0.4
			1,313,839	1.5

		United States: 82.6%
41,200		Anadarko Petroleum Corp.	3,492,112	4.0
108,409		Arch Coal, Inc.	525,784	0.6
37,900	@	Basic Energy Services, Inc.	520,367	0.6
27,800	@	Cameron International Corp.	1,711,090	1.9
10,300		Celanese Corp.	508,923	0.6
65,067		Chevron Corp.	7,938,825	9.0
11,400		Cimarex Energy Co.	834,252	0.9
15,700		Cliffs Natural Resources, Inc.	335,038	0.4
21,200	@	Cobalt International Energy, Inc.	592,328	0.7
7,700	@	Concho Resources, Inc.	663,201	0.7
14,500		ConocoPhillips	876,525	1.0
26,400		Consol Energy, Inc.	888,096	1.0
10,878	@	Continental Resources, Inc.	869,370	1.0
15,600		Domtar Corp.	1,084,356	1.2
22,400	@	Energy XXI Bermuda Ltd.	509,376	0.6
23,000		EOG Resources, Inc.	2,786,680	3.2
89,864		ExxonMobil Corp.	7,996,997	9.1
27,200	@	Forum Energy Technologies, Inc.	756,432	0.9
59,900		Freeport-McMoRan Copper & Gold, Inc.	1,822,757	2.1
61,600	@	FX Energy, Inc.	236,544	0.3
77,728		Halliburton Co.	3,324,426	3.8
15,900		Hess Corp.	1,147,662	1.3
12,000		HollyFrontier Corp.	593,400	0.7
36,809		International Paper Co.	1,729,287	2.0
24,300	@	Laredo Petroleum Holdings, Inc.	417,960	0.5
50,600		Marathon Oil Corp.	1,653,102	1.9
14,800		Mosaic Co.	911,532	1.0
33,300	@	Newfield Exploration Co.	725,607	0.8
23,200		Newmont Mining Corp.	751,680	0.8
29,600	@	Noble Corp.	1,110,000	1.3
17,700	@	Oasis Petroleum, Inc.	605,871	0.7
59,200		Occidental Petroleum Corp.	5,284,192	6.0
11,900		Patterson-UTI Energy, Inc.	250,971	0.3
14,450		Phillips 66	880,727	1.0
11,900		Pioneer Natural Resources Co.	1,454,537	1.6
14,800	@	Plains Exploration & Production Co.	668,960	0.8
23,300		Range Resources Corp.	1,713,016	1.9
32,800	@	Rowan Companies PLC	1,066,984	1.2
13,300		Royal Gold, Inc.	739,214	0.8
81,060		Schlumberger Ltd.	6,033,296	6.9
15,000		SM Energy Co.	915,000	1.0
19,000	@	Southwestern Energy Co.	710,980	0.8
39,800	@	Stillwater Mining Co	495,112	0.6
41,900	@	Superior Energy Services	1,156,021	1.3
6,800		Tesoro Corp.	363,120	0.4
3,300		Union Pacific Corp.	488,268	0.5
22,900	@	Unit Corp.	962,487	1.1
29,100		Valero Energy Corp.	1,173,312	1.3
10,700		Williams Companies, Inc.	407,991	0.5
			72,683,768	82.6

		Total Common Stock
		(Cost $74,710,394)	86,355,643	98.1

SHORT-TERM INVESTMENTS: 2.2%
		Mutual Funds: 2.2%
1,916,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $1,916,000)	1,916,000	2.2

		Total Short-Term Investments
		(Cost $1,916,000)	1,916,000	2.2

		Total Investments in Securities (Cost $76,626,394)	$88,271,643	100.3
		Liabilities in Excess of Other Assets	(260,788)	(0.3)
		Net Assets	$88,010,855	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $79,107,270.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,843,471
Gross Unrealized Depreciation	(6,679,098)
Net Unrealized Appreciation	$9,164,373

See Accompanying Notes to Financial Statements

12

ING GLOBAL NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	29.5%
Oil & Gas Exploration & Production	20.7
Oil & Gas Equipment & Services	16.5
Gold	4.4
Diversified Metals & Mining	3.8
Energy	3.8
Oil & Gas Refining & Marketing	3.4
Paper Products	3.2
Oil & Gas Drilling	2.3
Materials	2.1
Coal & Consumable Fuels	1.6
Oil & Gas	1.2
Fertilizers & Agricultural Chemicals	1.0
Oil&Gas	1.0
Mining	0.8
Retail	0.8
Precious Metals & Minerals	0.6
Industrials	0.5
Oil & Gas Storage & Transportation	0.5
Steel	0.4
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Canada	$9,559,176	$—	$—	$9,559,176
France	—	991,300	—	991,300
Netherlands	915,760	—	—	915,760
Norway	891,800	—	—	891,800
United Kingdom	—	1,313,839	—	1,313,839
United States	72,683,768	—	—	72,683,768
Total Common Stock	84,050,504	2,305,139	—	86,355,643
Short-Term Investments	1,916,000	—	—	1,916,000
Total Investments, at fair value	$85,966,504	$2,305,139	$—	$88,271,643

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

13

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Australia: 0.5%
11,543	@, L	Tronox Ltd. — CL A	$237,093	0.5

		Brazil: 1.3%
21,206	@	Hypermarcas SA	169,373	0.4
7,426		Linx SA	124,450	0.3
23,633		MRV Engenharia e Participacoes SA	101,702	0.2
10,109		Petroleo Brasileiro SA ADR	193,587	0.4
			589,112	1.3

		Cambodia: 0.2%
120,000		NagaCorp Ltd.	95,407	0.2

		Canada: 5.3%
30,560		Barrick Gold Corp.	602,338	1.4
20,685		GoldCorp, Inc.	611,862	1.4
10,814		Potash Corp. of Saskatchewan	455,269	1.0
14,928		Suncor Energy, Inc.	465,421	1.0
17,245		Talisman Energy, Inc.	206,779	0.5
			2,341,669	5.3

		China: 6.2%
4,027	@	Baidu.com ADR	345,718	0.8
136,000		Belle International Holdings	222,338	0.5
326,000		China Communications Construction Co., Ltd.	312,891	0.7
297,000		China Railway Group Ltd.	156,771	0.4
115,000		China Resources Enterprise	394,811	0.9
163,000		Golden Eagle Retail Group Ltd.	287,247	0.6
372,000		Guangdong Investment Ltd.	360,161	0.8
19,975		Hengan International Group Co., Ltd.	206,778	0.5
324,000		Industrial and Commercial Bank of China Ltd.	228,389	0.5
27,000		Ping An Insurance Group Co. of China Ltd.	214,296	0.5
			2,729,400	6.2

		Colombia: 0.5%
11,233		Pacific Rubiales Energy Corp.	237,494	0.5

		France: 2.8%
22,982		AXA S.A.	430,375	1.0
1,063		Christian Dior S.A.	185,536	0.4
3,078		LVMH Moet Hennessy Louis Vuitton S.A.	533,371	1.2
6,950		Veolia Environnement	96,135	0.2
			1,245,417	2.8

		Germany: 3.3%
28,921	L	Aixtron AG	414,578	0.9
3,573		Bayer AG	373,545	0.8
1,585		Fresenius AG	198,843	0.5
2,890		HeidelbergCement AG	208,624	0.5
12,314		Rhoen Klinikum AG	262,896	0.6
			1,458,486	3.3

		Hong Kong: 2.0%
81,600		Chow Tai Fook Jewellery Group Ltd.	110,014	0.3
63,000	@	Galaxy Entertainment Group Ltd.	282,833	0.6
984,000		Hengdeli Holdings Ltd.	287,337	0.7
56,000		Kunlun Energy Co. Ltd.	109,747	0.2
80,000		Li & Fung Ltd.	103,829	0.2
			893,760	2.0

		India: 3.1%
9,548		Axis Bank Ltd.	265,081	0.6
86,359		Dabur India Ltd.	236,916	0.6
31,404		Housing Development Finance Corp.	494,688	1.1
57,739		ITC Ltd.	352,813	0.8
			1,349,498	3.1

		Indonesia: 2.7%
625,530		Astra International Tbk PT	473,306	1.1
307,828		Bank Mandiri Persero TBK PT	333,017	0.7
974,000		Lippo Karawaci Tbk PT	135,373	0.3
303,000		Mitra Adiperkasa Tbk PT	257,465	0.6
			1,199,161	2.7

		Israel: 1.3%
8,070	@	Check Point Software Technologies	376,223	0.9
3,669	@, L	Mellanox Technologies Ltd.	187,046	0.4
			563,269	1.3

		Japan: 5.4%
9,900		Astellas Pharma, Inc.	577,022	1.3
37,000		Hitachi Ltd.	236,462	0.5
8,000		Mitsubishi Estate Co., Ltd.	260,569	0.6
20,400		Mitsui & Co., Ltd.	281,044	0.7
8,000		Mitsui Fudosan Co., Ltd.	272,264	0.6
4,900		Sumitomo Mitsui Financial Group, Inc.	231,610	0.5
8,800		Toyota Motor Corp.	510,733	1.2
			2,369,704	5.4

		Malaysia: 0.5%
206,800		AirAsia BHD	199,320	0.5

		Netherlands: 4.3%
35,737		Aegon NV	238,714	0.5
18,757		CSM	419,867	1.0
17,427		Royal Dutch Shell PLC	592,727	1.3
18,080	@	SBM Offshore NV	290,121	0.7
148,855	@	Post NL	339,517	0.8
			1,880,946	4.3

		Norway: 0.8%
15,750		Telenor ASA	354,925	0.8

See Accompanying Notes to Financial Statements

14

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Peru: 0.6%
1,794	@	Credicorp Ltd.	$270,158	0.6

		Philippines: 0.5%
75,170		Universal Robina Corp.	216,968	0.5

		Poland: 0.4%
16,373		Powszechna Kasa Oszczednosci Bank Polski S.A.	170,492	0.4

		Russia: 1.0%
23,216		Gazprom OAO ADR	184,219	0.4
13,721	@, L	X5 Retail Group N.V. GDR	240,763	0.6
			424,982	1.0

		Singapore: 1.2%
59,000		Oversea-Chinese Banking Corp.	520,851	1.2

		South Korea: 1.5%
474		Samsung Electronics Co., Ltd.	655,552	1.5

		Switzerland: 5.5%
23,244		ABB Ltd.	527,102	1.2
9,442		Credit Suisse Group	262,209	0.6
15,817		Novartis AG	1,170,894	2.6
988		Partners Group	253,486	0.6
485		Syngenta AG	207,347	0.5
			2,421,038	5.5

		United Kingdom: 10.1%
31,617		BG Group PLC	533,737	1.2
80,436		BP PLC	582,851	1.3
2,935		British American Tobacco PLC	162,703	0.4
30,652		Eurasian Natural Resources Corp.	131,812	0.3
70,155		HSBC Holdings PLC	768,337	1.7
25,073		Imperial Tobacco Group PLC	896,507	2.0
5,508		Rio Tinto PLC	252,928	0.6
14,032		Shire PLC	437,405	1.0
17,821		Standard Chartered PLC	448,508	1.0
16,902		Telecity Group PLC	242,577	0.6
			4,457,365	10.1

		United States: 36.2%
6,215		AbbVie, Inc.	286,201	0.6
8,043	@	Adobe Systems, Inc.	362,578	0.8
10,076		Amgen, Inc.	1,050,020	2.4
1,410		Apple, Inc.	624,277	1.4
17,653		Blackstone Group LP	362,769	0.8
8,657		Boeing Co.	791,336	1.8
3,157	@	BorgWarner, Inc.	246,783	0.6
4,100		Celanese Corp.	202,581	0.5
3,669	@	Celgene Corp.	433,199	1.0
1,141		CF Industries Holdings, Inc.	212,808	0.5
11,461	@	Ciena Corp.	171,457	0.4
13,708		Citigroup, Inc.	639,615	1.4
7,503		Coach, Inc.	441,627	1.0
12,715	@	EMC Corp.	285,197	0.6
1,900	@	F5 Networks, Inc.	145,217	0.3
6,812		Freeport-McMoRan Copper & Gold, Inc.	207,289	0.5
874	@	Google, Inc. — Class A	720,674	1.6
11,476		Halliburton Co.	490,829	1.1
4,486	@	Informatica Corp.	147,724	0.3
14,332		KBR, Inc.	431,107	1.0
21,124	@, L	MAKO Surgical Corp.	223,703	0.5
11,837		Mead Johnson Nutrition Co.	959,862	2.2
3,360		Monsanto Co.	358,915	0.8
4,860		Mosaic Co.	299,327	0.7
12,922	@	NetApp, Inc.	450,849	1.0
13,294	@	Nuance Communications, Inc.	253,118	0.6
4,163		Occidental Petroleum Corp.	371,589	0.8
2,165	@	Onyx Pharmaceuticals, Inc.	205,242	0.5
20,707		Pfizer, Inc.	601,952	1.4
15,502	@	Quanta Services, Inc.	425,995	1.0
1,962	@	Red Hat, Inc.	94,039	0.2
8,303	@	Riverbed Technolgoy, Inc.	123,383	0.3
4,692		Schlumberger Ltd.	349,226	0.8
8,409	@	Southwestern Energy Co.	314,665	0.7
4,031	@	Teradata Corp.	205,863	0.5
6,634		Thermo Fisher Scientific, Inc.	535,231	1.2
8,163	@, L	Universal Display Corp.	256,645	0.6
5,950	@	Veeco Instruments, Inc.	226,516	0.5
3,434	@	VMware, Inc.	242,097	0.5
24,244	@	Weatherford International Ltd.	310,081	0.7
13,672		Yum! Brands, Inc.	931,337	2.1
			15,992,923	36.2

		Total Common Stock
		(Cost $36,356,505)	42,874,990	97.2

EXCHANGE-TRADED FUNDS: 1.5%
6,355		SPDR S&P Biotech ETF	672,423	1.5

		Total Exchange-Traded Funds
		(Cost $316,383)	672,423	1.5

		Total Long-Term Investments
		(Cost $36,672,888)	43,547,413	98.7

See Accompanying Notes to Financial Statements

15

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.2%
	Securities Lending Collateralcc(1): 3.2%
414,713	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $414,715, collateralized by various U.S. Government Securities, 0.125%-6.000%, Market Value plus accrued interest $423,007, due 07/31/13-11/15/42)	414,713	0.9
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 03/28/13, 0.20%, due 05/01/13 (Repurchase Amount $1,000,186, collateralized by various U.S. Government Agency Obligations, 1.378%-6.500%, Market Value plus accrued interest $1,020,101, due 06/01/17-03/01/48)	1,000,000	2.3
		1,414,713	3.2

	Total Short-Term Investments
	(Cost $1,414,713)	1,414,713	3.2

	Total Investments in Securities (Cost $38,087,601)	$44,962,126	101.9
	Liabilities in Excess of Other Assets	(828,473)	(1.9)
	Net Assets	$44,133,653	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $38,445,676.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,271,626
Gross Unrealized Depreciation	(2,755,176)
Net Unrealized Appreciation	$6,516,450

Sector Diversification	Percentage of Net Assets
Information Technology	15.5%
Financials	15.2
Health Care	14.4
Energy	11.6
Consumer Discretionary	11.5
Consumer Staples	9.9
Materials	9.2
Industrials	8.1
Exchange-Traded Funds	1.5
Utilities	1.0
Telecommunication Services	0.8
Short-Term Investments	3.2
Liabilities in Excess of Other Assets	(1.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

16

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$237,093	$—	$—	$237,093
Brazil	589,112	—	—	589,112
Cambodia	—	95,407	—	95,407
Canada	2,341,669	—	—	2,341,669
China	345,718	2,383,682	—	2,729,400
Colombia	237,494	—	—	237,494
France	—	1,245,417	—	1,245,417
Germany	—	1,458,486	—	1,458,486
Hong Kong	—	893,760	—	893,760
India	236,916	1,112,582	—	1,349,498
Indonesia	—	1,199,161	—	1,199,161
Israel	563,269	—	—	563,269
Japan	—	2,369,704	—	2,369,704
Malaysia	—	199,320	—	199,320
Netherlands	—	1,880,946	—	1,880,946
Norway	—	354,925	—	354,925
Peru	270,158	—	—	270,158
Philippines	—	216,968	—	216,968
Poland	—	170,492	—	170,492
Russia	184,219	240,763	—	424,982
Singapore	—	520,851	—	520,851
South Korea	—	655,552	—	655,552
Switzerland	—	2,421,038	—	2,421,038
United Kingdom	—	4,457,365	—	4,457,365
United States	15,992,923	—	—	15,992,923
Total Common Stock	20,998,571	21,876,419	—	42,874,990
Exchange-Traded Funds	672,423	—	—	672,423
Short-Term Investments	—	1,414,713	—	1,414,713
Total Investments, at fair value	$21,670,994	$23,291,132	$—	$44,962,126

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

17

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.1%
		Argentina: 0.2%
11,600		Mercadolibre, Inc.	$1,166,844	0.2

		Australia: 1.0%
308,073		Transurban Group	2,179,403	0.5
217,539		Westfield Group	2,631,382	0.5
			4,810,785	1.0

		Austria: 0.3%
43,986	@	Erste Bank der Oesterreichischen Sparkassen AG	1,378,683	0.3

		Belgium: 1.9%
79,509		Anheuser-Busch InBev Worldwide, Inc.	7,638,478	1.6
31,053		Umicore	1,439,189	0.3
			9,077,667	1.9

		Brazil: 2.5%
104,300		Banco Santander Brasil S.A. ADR	773,906	0.2
22,200		BR Properties SA	246,106	0.0
152,700		Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,183,610	0.5
65,996		Embraer SA ADR	2,305,240	0.5
210,475		Itau Unibanco Holding S.A. ADR	3,542,294	0.7
43,400		Mills Estruturas e Servicos de Engenharia SA	713,229	0.1
96,193		Natura Cosmeticos S.A.	2,410,654	0.5
			12,175,039	2.5

		Canada: 5.4%
87,611		Canadian National Railway Co.	8,577,173	1.8
55,300		Cenovus Energy, Inc.	1,654,966	0.3
48,239	@	Lululemon Athletica, Inc.	3,672,435	0.8
6,000	@	MEG Energy Corp.	171,641	0.0
24,600	@	MEG Energy Corp.	703,729	0.1
80,275		Potash Corp. of Saskatchewan	3,379,577	0.7
54,900		Suncor Energy, Inc.	1,711,657	0.4
101,900		Teck Resources Ltd.	2,710,725	0.6
65,700		Tim Hortons, Inc.	3,559,389	0.7
			26,141,292	5.4

		China: 5.3%
33,130	@	Baidu.com ADR	2,844,210	0.6
2,561,000		China Construction Bank	2,149,475	0.4
298,124		China Merchants Bank Co., Ltd.	636,826	0.1
1,034,600		China Pacific Insurance Group Co., Ltd.	3,728,947	0.8
1,870,248		CNOOC Ltd.	3,503,106	0.7
5,872,651		Industrial and Commercial Bank of China Ltd.	4,139,663	0.9
2,704,000		Lenovo Group Ltd.	2,473,567	0.5
280,000		Shandong Weigao Group Medical Polymer Co., Ltd.	269,726	0.1
153,500	@	Shanghai Fosun Pharmaceutical Group Co. Ltd.	277,199	0.1
771,928		Sinopharm Group Co.	2,300,357	0.5
1,262,000		Skyworth Digital Holdings Ltd.	1,042,456	0.2
278,000		Xinao Gas Holdings Ltd.	1,609,499	0.3
323,500		Zhongsheng Group Holdings Ltd.	450,149	0.1
			25,425,180	5.3

		Colombia: 0.1%
61,006	@	Cemex Latam Holdings SA	427,858	0.1

		Denmark: 1.3%
34,318		Novo-Nordisk A/S	6,040,820	1.3

		Finland: 0.5%
27,988		Kone OYJ	2,473,818	0.5

		France: 10.8%
61,646		Accor S.A.	2,041,193	0.4
83,922		Air Liquide	10,632,603	2.2
278,785		AXA S.A.	5,220,703	1.1
81,700		BNP Paribas	4,555,423	0.9
12,548		Bureau Veritas SA	1,537,525	0.3
28,140		Cie Generale des Etablissements Michelin	2,379,573	0.5
22,275		Essilor International SA	2,509,780	0.5
32,480		LVMH Moet Hennessy Louis Vuitton S.A.	5,628,290	1.2
21,203		Pernod-Ricard S.A.	2,626,421	0.6
63,307		Publicis Groupe	4,402,265	0.9
12,204		Renault S.A.	842,257	0.2
129,500		Rexel SA	2,852,221	0.6
40,633		Safran S.A.	1,997,345	0.4
19,564		Unibail-Rodamco SE	5,114,317	1.0
			52,339,916	10.8

		Germany: 5.9%
46,413		Adidas AG	4,853,279	1.0
19,963		Allianz AG	2,952,938	0.6
9,142		Brenntag AG	1,561,099	0.3
4,360	@	Continental AG	518,613	0.1
103,069		Deutsche Bank AG	4,744,579	1.0
52,603		Deutsche Wohnen AG	927,688	0.2
66,288		Fresenius Medical Care AG & Co. KGaA	4,566,966	1.0
55,953		SAP AG	4,460,684	0.9
38,369		Siemens AG	4,009,063	0.8
			28,594,909	5.9

		Hong Kong: 3.3%
1,961,936		AIA Group Ltd.	8,727,593	1.8
238,661		Hong Kong Exchanges and Clearing Ltd.	4,025,151	0.8

See Accompanying Notes to Financial Statements

18

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
209,000		Link Real Estate Investment Trust	$1,184,778	0.2
72,400	@	MGM China Holdings Ltd.	170,734	0.1
628,000		Shangri-La Asia Ltd.	1,216,687	0.3
29,020		Sun Hung Kai Properties Ltd.	419,632	0.1
			15,744,575	3.3

		India: 0.9%
122,316	@	Bharti Infratel Ltd.	403,671	0.1
302,705		ITC Ltd.	1,849,671	0.4
103,073		Reliance Industries Ltd.	1,509,974	0.3
13,420		United Spirits Ltd.	550,737	0.1
			4,314,053	0.9

		Ireland: 0.8%
44,921	@	Accenture PLC	3,658,366	0.8

		Israel: 0.4%
11,607	@	Check Point Software Technologies	541,118	0.1
36,000		Teva Pharmaceutical Industries Ltd. ADR	1,378,440	0.3
			1,919,558	0.4

		Italy: 2.3%
889,601		Intesa Sanpaolo S.p.A.	1,615,620	0.3
423,087		Mediaset S.p.A.	1,095,520	0.2
72,900		Saipem S.p.A.	2,068,628	0.4
1,318,857		Snam Rete Gas S.p.A.	6,490,262	1.4
			11,270,030	2.3

		Japan: 16.4%
119,300		Aeon Co., Ltd.	1,688,972	0.3
66,800		Aisin Seiki Co., Ltd.	2,411,266	0.5
73,889		Bridgestone Corp.	2,788,823	0.6
48,700		Daiichi Sankyo Co., Ltd.	952,899	0.2
15,300		Daito Trust Construction Co., Ltd.	1,483,504	0.3
59,500		Eisai Co., Ltd.	2,715,234	0.6
67,500		FamilyMart Co., Ltd.	3,084,786	0.6
23,028		Fanuc Ltd.	3,476,126	0.7
48,200		Honda Motor Co., Ltd.	1,923,299	0.4
114,300		Japan Tobacco, Inc.	4,320,682	0.9
50,409		KDDI Corp.	2,424,034	0.5
171,059		Komatsu Ltd.	4,686,669	1.0
157,007		Kubota Corp.	2,255,205	0.5
289,000		Mitsubishi Electric Corp.	2,755,149	0.6
1,929,725		Mitsubishi UFJ Financial Group, Inc.	13,092,885	2.7
54,000		Mitsui Fudosan Co., Ltd.	1,837,783	0.4
276,300		Nomura Holdings, Inc.	2,258,118	0.5
27,500		Omron Corp.	868,722	0.2
6,216		Osaka Securities Exchange Co. Ltd.	763,015	0.1
191,900		Rakuten, Inc.	2,046,873	0.4
137,000		Shizuoka Bank Ltd.	1,676,933	0.3
86,904		Softbank Corp.	4,309,912	0.9
155,800		T&D Holdings, Inc.	1,814,796	0.4
53,600		THK Co., Ltd.	1,128,881	0.2
105,500		Tokio Marine Holdings, Inc.	3,352,757	0.7
517,000		Toshiba Corp.	2,850,829	0.6
106,757		Toyota Motor Corp.	6,195,947	1.3
			79,164,099	16.4

		Malaysia: 0.1%
355,400		AirAsia BHD	342,544	0.1

		Mexico: 1.0%
296,400		Fibra Uno Administracion SA de CV	1,138,995	0.2
161,600	@	Mexico Real Estate Management SA de CV	390,615	0.1
1,016,026		Wal-Mart de Mexico SA de CV	3,223,222	0.7
			4,752,832	1.0

		Netherlands: 1.4%
43,054		ASML Holding NV	3,203,774	0.7
11,341	@	ASML Holding NV-NY REG	843,430	0.2
44,303	@	NXP Semiconductor NV	1,220,548	0.2
57,930	@	Yandex NV	1,491,118	0.3
			6,758,870	1.4

		Norway: 0.2%
29,151	@	Algeta ASA	990,621	0.2

		Panama: 0.3%
10,000	@	Copa Holdings S.A.	1,255,800	0.3

		Poland: 0.1%
26,409	@	Alior Bank SA	594,031	0.1

		Portugal: 0.8%
385,297	@	Banco Espirito Santo S.A.	441,472	0.1
127,496		Galp Energia SGPS SA	2,043,344	0.4
243,967		Portugal Telecom SGPS S.A.	1,272,975	0.3
			3,757,791	0.8

		Russia: 0.1%
54,200		Sberbank of Russia ADR	697,012	0.1

		South Korea: 1.0%
3,585		Samsung Electronics Co., Ltd.	4,958,128	1.0

		Spain: 0.9%
39,458	@	Amadeus IT Holding S.A.	1,164,271	0.2
817	@	Banco Bilbao Vizcaya Argentaria SA	7,930	0.0
214,845		Telefonica S.A.	3,145,829	0.7
			4,318,030	0.9

		Sweden: 1.5%
92,409		Assa Abloy AB	3,698,096	0.8
101,043		Hennes & Mauritz AB	3,588,405	0.7
			7,286,501	1.5

		Switzerland: 8.6%
18,966		Cie Financiere Richemont SA	1,534,894	0.3
1,648		Givaudan	2,122,343	0.4
162,721		Julius Baer Group Ltd.	6,486,771	1.4
34,239		Nestle S.A.	2,441,669	0.5

See Accompanying Notes to Financial Statements

19

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
67,993		Novartis AG	$5,033,357	1.0
2,110		Partners Group	541,352	0.1
58,772		Roche Holding AG — Genusschein	14,713,019	3.1
2,159		Swatch Group AG — BR	1,238,662	0.3
22,849		Swiss Re Ltd.	1,818,360	0.4
8,100		Syngenta AG	3,462,907	0.7
119,400		UBS AG — Reg	2,129,908	0.4
			41,523,242	8.6

		Taiwan: 0.8%
985,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,655,760	0.8

		United Arab Emirates: 0.1%
143,823	@	NMC Health PLC	692,563	0.1

		United Kingdom: 17.8%
154,670		Aberdeen Asset Management PLC	1,079,644	0.2
143,864		ARM Holdings PLC	2,237,648	0.5
60,210		AstraZeneca PLC	3,126,164	0.6
129,340		BG Group PLC	2,183,432	0.5
705,336		BP PLC	5,110,967	1.1
67,540		British American Tobacco PLC	3,744,097	0.8
105,733		Burberry Group PLC	2,199,596	0.5
86,773		Carnival PLC	3,132,851	0.6
127,332		CRH PLC	2,739,282	0.6
126,359		Diageo PLC	3,858,700	0.8
375,840		Direct Line Insurance Group PLC	1,182,217	0.2
427,781		HSBC Holdings PLC	4,681,797	1.0
104,187		Imperial Tobacco Group PLC	3,725,297	0.8
845,131		Kingfisher PLC	4,118,013	0.9
2,963,069	@	Lloyds TSB Group PLC	2,517,106	0.5
433,974		National Grid PLC	5,531,957	1.1
128,329		Pearson PLC	2,333,998	0.5
74,333		Reckitt Benckiser PLC	5,426,380	1.1
267,551		Rexam PLC	2,148,289	0.4
479,217	@	Rolls-Royce Holdings PLC	8,424,301	1.7
57,026,823	@	Rolls-Royce Holdings PLC — C shares	88,583	0.0
456,664	@	Royal Bank of Scotland Group PLC	2,179,123	0.4
62,415		SABMiller PLC	3,367,742	0.7
186,400		Standard Chartered PLC	4,691,206	1.0
106,920		Tullow Oil PLC	1,666,640	0.3
572,142		Vodafone Group PLC	1,745,775	0.4
169,432		WPP PLC	2,801,106	0.6
			86,041,911	17.8

		United States: 2.1%
55,300		Carnival Corp.	1,908,403	0.4
1,913	@	Covidien PLC	122,126	0.0
65,901		Schlumberger Ltd.	4,905,011	1.0
50,680		Yum! Brands, Inc.	3,452,322	0.7
			10,387,862	2.1

		Total Common Stock
		(Cost $418,368,518)	464,136,990	96.1

EXCHANGE-TRADED FUNDS: 0.4%
19,900		iShares MSCI EAFE Index Fund	1,232,606	0.3
46,200		iShares MSCI Japan Index Fund	540,540	0.1

		Total Exchange-Traded Funds
		(Cost $1,668,676)	1,773,146	0.4

PREFERRED STOCK: 0.4%

		Germany: 0.4%
32,625		ProSieben SAT.1 Media AG	1,245,223	0.2
4,823		Volkswagen AG	979,448	0.2

		Total Preferred Stock
		(Cost $2,351,326)	2,224,671	0.4

RIGHTS: 0.0%
		Spain: 0.0%
34	@	Banco Bilbao Vizcaya Argentaria SA	5	0.0

		Total Rights
		(Cost $6)	5	0.0

WARRANTS: 0.2%
		Materials: 0.2%
124,140	@	Cemex Latam Holdings SA	870,640	0.2

		Total Warrants
		(Cost $837,945)	870,640	0.2

		Total Long-Term Investments
		(Cost $423,226,471)	469,005,452	97.1

SHORT-TERM INVESTMENTS: 3.6%
		Mutual Funds: 3.6%
17,367,719		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $17,367,719)	17,367,719	3.6

		Total Short-Term Investments
		(Cost $17,367,719)	17,367,719	3.6

		Total Investments in Securities (Cost $440,594,190)	$486,373,171	100.7
		Liabilities in Excess of Other Assets	(3,363,296)	(0.7)
		Net Assets	$483,009,875	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $444,461,473.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$53,882,775
Gross Unrealized Depreciation	(11,971,077)
Net Unrealized Appreciation	$41,911,698

See Accompanying Notes to Financial Statements

20

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	23.5%
Consumer Discretionary	15.8
Industrials	13.5
Consumer Staples	10.4
Health Care	9.6
Information Technology	7.8
Materials	6.2
Energy	5.5
Telecommunication Services	2.8
Utilities	1.6
Exchange-Traded Funds	0.4
Rights	0.0
Short-Term Investments	3.6
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,166,844	$—	$—	$1,166,844
Australia	—	4,810,785	—	4,810,785
Austria	—	1,378,683	—	1,378,683
Belgium	—	9,077,667	—	9,077,667
Brazil	8,632,745	3,542,294	—	12,175,039
Canada	26,141,292	—	—	26,141,292
China	2,844,210	22,580,970	—	25,425,180
Colombia	—	427,858	—	427,858
Denmark	—	6,040,820	—	6,040,820
Finland	—	2,473,818	—	2,473,818
France	5,114,317	47,225,599	—	52,339,916
Germany	—	28,594,909	—	28,594,909
Hong Kong	170,734	15,573,841	—	15,744,575
India	954,408	3,359,645	—	4,314,053
Ireland	3,658,366	—	—	3,658,366
Israel	1,919,558	—	—	1,919,558
Italy	—	11,270,030	—	11,270,030
Japan	—	79,164,099	—	79,164,099
Malaysia	—	342,544	—	342,544
Mexico	4,752,832	—	—	4,752,832
Netherlands	3,555,096	3,203,774	—	6,758,870
Norway	—	990,621	—	990,621
Panama	1,255,800	—	—	1,255,800
Poland	—	594,031	—	594,031
Portugal	—	3,757,791	—	3,757,791
Russia	697,012	—	—	697,012
South Korea	—	4,958,128	—	4,958,128
Spain	—	4,318,030	—	4,318,030
Sweden	—	7,286,501	—	7,286,501
Switzerland	—	41,523,242	—	41,523,242
Taiwan	—	3,655,760	—	3,655,760
United Arab Emirates	692,563	—	—	692,563
United Kingdom	1,182,217	84,859,694	—	86,041,911
United States	10,387,862	—	—	10,387,862
Total Common Stock	73,125,856	391,011,134	—	464,136,990
Exchange-Traded Funds	1,773,146	—	—	1,773,146
Preferred Stock	—	2,224,671	—	2,224,671
Rights	—	5	—	5
Warrants	—	870,640	—	870,640

See Accompanying Notes to Financial Statements

21

ING INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Short-Term Investments	17,367,719	—	—	17,367,719
Total Investments, at fair value	$92,266,721	$394,106,450	$—	$486,373,171
Other Financial Instruments+
Forward Foreign Currency Contracts	—	825,167	—	825,167
Total Assets	$92,266,721	$394,931,617	$—	$487,198,338
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(519,818)	$—	$(519,818)
Total Liabilities	$—	$(519,818)	$—	$(519,818)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2013, the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	Japanese Yen	11,517,423	Buy	05/07/13	$117,940	$118,148	$208
State Street Bank	EU Euro	3,200,800	Buy	05/08/13	4,225,584	4,215,462	(10,122)
							$(9,914)

Credi Suisse Group AG	Japanese Yen	1,493,163	Sell	05/07/13	$15,290	$15,317	$(27)
State Street Bank	Japanese Yen	319,563,800	Sell	07/08/13	3,210,409	3,279,272	(68,863)
State Street Bank	Japanese Yen	621,231,000	Sell	07/08/13	6,289,737	6,374,895	(85,158)
State Street Bank	Japanese Yen	463,202,500	Sell	07/08/13	4,756,776	4,753,251	3,525
State Street Bank	EU Euro	14,660,900	Sell	10/29/13	19,088,052	19,334,160	(246,108)
State Street Bank	Japanese Yen	287,365,100	Sell	07/08/13	2,995,414	2,948,858	46,556
State Street Bank	EU Euro	3,200,800	Sell	05/08/13	4,105,922	4,215,462	(109,540)
State Street Bank	Japanese Yen	672,751,400	Sell	07/08/13	7,678,461	6,903,583	774,878
							$315,263

See Accompanying Notes to Financial Statements

22

ING INTERNATIONAL GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%
		Australia: 6.8%
67,248		Amcor Ltd.	$690,628	0.4
367,181		Aristocrat Leisure Ltd.	1,500,692	0.9
122,430		Brambles Ltd.	1,108,453	0.6
29,754		Cochlear Ltd.	2,037,448	1.2
5,762		CSL Ltd.	376,563	0.2
13,159		Macquarie Group Ltd.	535,330	0.3
95,355	@	Mesoblast Ltd.	583,054	0.3
20,895		Orica Ltd.	495,489	0.3
35,047		Santos Ltd.	450,181	0.3
145,044		Seek Ltd.	1,682,797	1.0
197,349		Treasury Wine Estates Ltd.	1,196,119	0.7
28,887		Woolworths Ltd.	1,091,039	0.6
			11,747,793	6.8

		Belgium: 0.8%
7,064		Anheuser-Busch InBev Worldwide, Inc.	678,643	0.4
13,768		Colruyt S.A.	695,377	0.4
			1,374,020	0.8

		Brazil: 2.2%
50,200		Banco Santander Brasil S.A. ADR	372,484	0.2
30,000		BM&F Bovespa S.A.	208,122	0.1
54,300	@	BR Malls Participacoes S.A.	640,500	0.4
6,200		Itau Unibanco Holding S.A.	103,997	0.1
56,900		Itau Unibanco Holding S.A. ADR	957,627	0.5
14,700		Lojas Renner SA	558,096	0.3
62,000		PDG Realty SA Empreendimentos e Participacoes	70,034	0.0
30,800		Petroleo Brasileiro SA ADR	615,076	0.4
27,000		Raia Drogasil SA	290,006	0.2
			3,815,942	2.2

		Canada: 1.6%
61,700		Eldorado Gold Corp.	488,113	0.3
5,500	@	Lululemon Athletica, Inc.	418,715	0.2
17,200		Potash Corp. of Saskatchewan	724,120	0.4
12,600		Tim Hortons, Inc.	682,622	0.4
6,800	@	Valeant Pharmaceuticals International, Inc.	516,353	0.3
			2,829,923	1.6

		China: 4.7%
16,500	@	Avago Technologies Ltd.	527,340	0.3
8,000	@	Baidu.com ADR	686,800	0.4
35,000		Beijing Enterprises Holdings Ltd.	262,030	0.1
202,000		Belle International Holdings	330,236	0.2
287,000		BOC Hong Kong Holdings Ltd.	989,055	0.6
359,000		China Longyuan Power Group Corp.	329,744	0.2
102,000		China Merchants Holdings International Co., Ltd.	323,570	0.2
33,603		Mindray Medical International Ltd. ADR	1,326,982	0.8
11,000		New Oriental Education & Technology Group ADR	210,430	0.1
359,000		Parkson Retail Group Ltd.	194,454	0.1
53,000		Ping An Insurance Group Co. of China Ltd.	420,656	0.2
5,400	@	Sina Corp.	304,128	0.2
10,200		Tencent Holdings Ltd.	351,882	0.2
168,000		Tsingtao Brewery Co., Ltd.	1,126,881	0.7
297,000		Want Want China Holdings Ltd.	471,816	0.3
12,972	@	Youku.com, Inc. ADR	262,813	0.1
			8,118,817	4.7

		Denmark: 3.3%
30,237		Carlsberg A/S	2,811,085	1.6
10,641		Novo-Nordisk A/S	1,873,080	1.1
29,001		Novozymes A/S	1,003,758	0.6
			5,687,923	3.3

		Finland: 1.0%
19,876		Kone OYJ	1,756,810	1.0

		France: 3.6%
46,350		AXA S.A.	867,979	0.5
8,342		BioMerieux	793,079	0.5
12,120	@	Edenred	403,761	0.2
18,747		Eutelsat Communications	677,383	0.4
25,797		Legrand S.A.	1,203,910	0.7
4,874		Pernod-Ricard S.A.	603,744	0.4
7,815		Schneider Electric S.A.	595,790	0.3
21,328		Total S.A.	1,073,589	0.6
			6,219,235	3.6

		Germany: 3.0%
12,195		Adidas AG	1,275,197	0.7
5,767		Bayer AG	602,920	0.3
4,788		Brenntag AG	817,605	0.5
42,249		Celesio AG	836,571	0.5
1,788		Deutsche Boerse AG	111,743	0.1
5,001		Fresenius AG	627,390	0.4
2,896		Henkel KGaA — Vorzug	273,402	0.2
6,924		SAP AG	551,995	0.3
			5,096,823	3.0

		Hong Kong: 3.8%
200,800		AIA Group Ltd.	893,251	0.5
390,000		Cafe de Coral Holdings Ltd.	1,239,339	0.7
145,000		Hang Lung Properties Ltd.	564,585	0.3
8,800		Jardine Matheson Holdings Ltd.	571,648	0.4
42,500		Jardine Strategic Holdings Ltd.	1,659,598	1.0
124,500		Kerry Properties Ltd.	564,904	0.3
756,000		Li & Fung Ltd.	981,182	0.6
			6,474,507	3.8

See Accompanying Notes to Financial Statements

23

ING INTERNATIONAL GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		India: 1.7%
119,178	@	Adani Power Ltd.	$107,959	0.1
1,617		Axis Bank Ltd.	44,893	0.0
16,768		Axis Bank Ltd. GDR	473,384	0.3
102,298		Bharti Airtel Ltd.	606,668	0.3
42,057		Housing Development Finance Corp.	662,498	0.4
3,524		Infosys Ltd.	145,967	0.1
54,287		Mahindra & Mahindra Ltd. GDR	927,560	0.5
			2,968,929	1.7

		Indonesia: 0.3%
202,000	@	Sarana Menara Nusantara PT	537,074	0.3

		Ireland: 0.4%
7,900	@	Accenture PLC	643,376	0.4

		Israel: 0.4%
126,604	@	Protalix BioTherapeutics, Inc.	717,845	0.4

		Italy: 1.5%
36,409		Exor SpA	1,103,203	0.6
131,975		Fiat Industrial SpA	1,490,301	0.9
			2,593,504	1.5

		Japan: 14.0%
58,800		Asahi Group Holdings, Ltd.	1,462,213	0.8
15,400		Bridgestone Corp.	581,248	0.3
9,400		FamilyMart Co., Ltd.	429,585	0.3
4,900		Fast Retailing Co., Ltd.	1,796,899	1.0
18,000		Honda Motor Co., Ltd.	718,244	0.4
101		Inpex Holdings, Inc.	488,770	0.3
20,800		Japan Tobacco, Inc.	786,266	0.5
584		Jupiter Telecommunications Co.	735,055	0.4
45,300		Kao Corp.	1,566,386	0.9
5,500		Komatsu Ltd.	150,689	0.1
40,700		Mitsui & Co., Ltd.	560,710	0.3
19,000		Mitsui Fudosan Co., Ltd.	646,628	0.4
98,000		Mitsui Sumitomo Insurance Group Holdings, Inc.	2,629,407	1.5
77,300		Namco Bandai Holdings, Inc.	1,408,903	0.8
14,800		Nippon Telegraph & Telephone Corp.	736,006	0.4
43,200		Nissan Motor Co., Ltd.	450,676	0.3
54,300		Olympus Corp.	1,363,353	0.8
80,500		Rakuten, Inc.	858,641	0.5
19,100		Sankyo Co., Ltd.	870,530	0.5
21,100		Shimano, Inc.	1,837,910	1.1
5,500		SMC Corp.	1,102,599	0.6
12,900		Softbank Corp.	639,762	0.4
33,600		Sony Financial Holdings, Inc.	474,670	0.3
73,600		THK Co., Ltd.	1,550,105	0.9
20,400		Yamaha Motor Co., Ltd.	284,589	0.2
			24,129,844	14.0

		Malaysia: 0.4%
449,400		Astro Malaysia Holdings Bhd	436,020	0.2
122,000		CIMB Group Holdings Bhd	310,582	0.2
			746,602	0.4

		Mexico: 0.1%
12,788		Fresnillo PLC	231,141	0.1

		Netherlands: 1.1%
5,912		ASML Holding NV	439,929	0.3
45,023	@	Qiagen NV	892,458	0.5
16,536		Royal Dutch Shell PLC — Class B	580,040	0.3
			1,912,427	1.1

		Norway: 0.3%
22,590	@	Subsea 7 SA	487,679	0.3

		Oman: 0.1%
112,906		BankMuscat SAOG	181,545	0.1

		Russia: 0.4%
43,620		Sberbank of Russia ADR	560,953	0.3
3,237	@	X5 Retail Group N.V. GDR	56,800	0.1
			617,753	0.4

		Singapore: 1.0%
95,775		United Overseas Bank Ltd.	1,664,310	1.0

		South Africa: 0.8%
157,170		Clicks Group Ltd.	1,002,524	0.6
45,950		Woolworths Holdings Ltd./South Africa	358,576	0.2
			1,361,100	0.8

		South Korea: 1.5%
151		Amorepacific Corp.	123,441	0.1
2,469		Hyundai Mobis	561,375	0.3
2,694		Samsung Electronics Co., Ltd. GDR	1,865,816	1.1
			2,550,632	1.5

		Spain: 1.9%
1,040	@	Banco Bilbao Vizcaya Argentaria SA	10,094	0.0
68,924		Banco Bilbao Vizcaya Argentaria S.A.	670,946	0.4
21,527		Corporacion Financiera Alba SA	1,031,768	0.6
197,763		Distribuidora Internacional de Alimentacion SA	1,532,943	0.9
			3,245,751	1.9

		Sweden: 5.7%
11,018		Assa Abloy AB	440,927	0.2
84,456		Atlas Copco AB — Class B	2,015,073	1.1
22,747		Elekta AB	348,790	0.2
10,674		Hexagon AB	306,219	0.2
33,188		Investor AB	984,251	0.6
44,948		Kinnevik Investment AB	1,178,400	0.7
80,013		Scania AB — B Shares	1,711,183	1.0
64,089		Svenska Handelsbanken AB	2,921,700	1.7
			9,906,543	5.7

See Accompanying Notes to Financial Statements

24

ING INTERNATIONAL GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Switzerland: 10.7%
24,505		ABB Ltd.	$555,698	0.3
10,337		Cie Financiere Richemont SA	836,560	0.5
41,682		Credit Suisse Group	1,157,565	0.7
3,050	@	Dufry Group	406,331	0.2
5,034		Geberit AG — Reg	1,230,220	0.7
7,447		Holcim Ltd.	580,903	0.4
14,567		Julius Baer Group Ltd.	580,704	0.4
4,655		Kuehne & Nagel International AG	533,199	0.3
6,206	@	Mettler Toledo International, Inc.	1,296,806	0.7
48,856		Nestle S.A.	3,484,044	2.0
15,317		Roche Holding AG — Genusschein	3,834,467	2.2
8,785		Schindler Holding AG	1,318,316	0.8
204		SGS S.A.	493,300	0.3
5,147		Sonova Holding AG — Reg	560,705	0.3
1,353		Syngenta AG	578,434	0.3
58,449		UBS AG — Reg	1,042,638	0.6
			18,489,890	10.7

		Taiwan: 1.8%
192,169		Hon Hai Precision Industry Co., Ltd. GDR	985,819	0.6
128,000		Quanta Computer, Inc.	264,951	0.2
197,000		Taiwan Semiconductor Manufacturing Co., Ltd.	731,152	0.4
58,100		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,108,548	0.6
			3,090,470	1.8

		Turkey: 1.2%
2,327		BIM Birlesik Magazalar AS	119,546	0.1
357,633		Turkiye Garanti Bankasi A/S	1,978,754	1.1
			2,098,300	1.2

		United Arab Emirates: 0.4%
42,961		DP World Ltd.	659,620	0.4

		United Kingdom: 18.7%
41,000		Amec PLC	646,321	0.4
26,193		ARM Holdings PLC	407,404	0.2
39,664	@	ASOS PLC	1,973,750	1.1
163,056		BG Group PLC	2,752,604	1.6
70,547		BHP Billiton PLC	1,984,684	1.1
45,126		British Sky Broadcasting PLC	591,408	0.3
22,389		Burberry Group PLC	465,765	0.3
60,929		Capita Group PLC	854,405	0.5
53,287		Compass Group PLC	701,793	0.4
48,478		Experian Group Ltd.	852,957	0.5
24,426		GlaxoSmithKline PLC	630,227	0.4
97,000		Hargreaves Lansdown PLC	1,477,257	0.9
44,041		HSBC Holdings PLC	482,337	0.3
33,000		Imperial Tobacco Group PLC	1,179,944	0.7
33,631		Intertek Group PLC	1,730,137	1.0
134,741		John Wood Group PLC	1,626,288	0.9
44,090		Johnson Matthey PLC	1,663,192	1.0
62,000		Kazakhmys PLC	337,000	0.2
224,510	@	Mitchells & Butlers PLC	1,168,261	0.7
46,000		Pearson PLC	836,630	0.5
53,330		Rightmove PLC	1,590,954	0.9
50,864	@	Rolls-Royce Holdings PLC	894,154	0.5
6,342,700	@	Rolls-Royce Holdings PLC — C shares	9,852	0.0
5,560		SABMiller PLC	300,002	0.2
37,241		Serco Group PLC	358,392	0.2
90,685		Standard Chartered PLC	2,282,307	1.3
29,862		Tullow Oil PLC	465,481	0.3
40,668		Unilever PLC	1,762,011	1.0
30,000	@	Weir Group PLC	1,029,179	0.6
69,774		WPP PLC	1,153,527	0.7
			32,208,223	18.7

		United States: 2.5%
16,900		Carnival Corp.	583,219	0.3
33,550		Coca-Cola Enterprises, Inc.	1,228,937	0.7
12,200		Las Vegas Sands Corp.	686,250	0.4
10,500	@	Liberty Global, Inc.	759,885	0.5
18,800	@	NII Holdings, Inc.	163,560	0.1
4,440	@, X	Peixe Urbano, Inc.	22,111	0.0
920	@	Priceline.com, Inc.	640,311	0.4
2,500		Schlumberger Ltd.	186,075	0.1
			4,270,348	2.5

		Total Common Stock
		(Cost $143,646,822)	168,434,699	97.7

PREFERRED STOCK: 0.0%
		United States: 0.0%
911	@	Peixe Urbano, Inc.	4,537	0.0

		Total Preferred Stock
		(Cost $29,991)	4,537	0.0

		Total Long-Term Investments
		(Cost $143,676,813)	168,439,236	97.7

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.7%
		Securities Lending Collateralcc(1): 2.8%
1,153,484		BNP Paribas Bank, Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $1,153,488, collateralized by various U.S. Government Securities, 0.250%-0.875%, Market Value plus accrued interest $1,176,554, due 05/31/14-03/31/18)	1,153,484	0.6

See Accompanying Notes to Financial Statements

25

ING INTERNATIONAL GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,153,484	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,153,490, collateralized by various U.S. Government Agency Obligations, 0.841%-6.500%, Market Value plus accrued interest $1,177,060, due 11/01/18-03/15/53)	$1,153,484	0.7
1,153,484	Deutsche Bank AG, Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,153,489, collateralized by various U.S. Government Agency Obligations, 2.130%-7.500%, Market Value plus accrued interest $1,176,554, due 12/01/16-04/01/48)	1,153,484	0.7
1,153,484	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,153,489, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,176,580, due 05/01/14-06/01/42)	1,153,484	0.7
242,826	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $242,827, collateralized by various U.S. Government Securities, 0.250%-2.750%, Market Value plus accrued interest $247,683, due 10/15/15-08/15/42)	242,826	0.1
		4,856,762	2.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
1,545,970	T. Rowe Price Reserve Investment Fund
	(Cost $1,545,970)	1,545,970	0.9

	Total Short-Term Investments
	(Cost $6,402,732)	6,402,732	3.7

	Total Investments in Securities (Cost $150,079,545)	$174,841,968	101.4
	Liabilities in Excess of Other Assets	(2,353,465)	(1.4)
	Net Assets	$172,488,503	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $151,534,548.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$30,618,199
Gross Unrealized Depreciation	(7,310,779)
Net Unrealized Appreciation	$23,307,420

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	19.1%
Financials	18.5
Industrials	18.0
Consumer Staples	13.8
Health Care	11.1
Energy	5.5
Materials	5.1
Information Technology	4.8
Telecommunication Services	1.5
Utilities	0.3
Short-Term Investments	3.7
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

26

ING GLOBAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Australia: 8.7%
59,101,516		Dexus Property Group	$70,699,959	1.3
16,307,300		Federation Centres Ltd	43,954,987	0.8
10,685,376		Goodman Group	57,799,676	1.0
4,062,654		GPT Group	17,284,748	0.3
6,055,975		Investa Office Fund	20,595,425	0.4
26,724,358		Mirvac Group	49,074,936	0.9
2,547,100		Stockland	10,236,047	0.2
8,833,934		Westfield Group	106,856,487	2.0
28,261,881		Westfield Retail Trust	96,635,739	1.8
			473,138,004	8.7

		Brazil: 0.1%
284,400		Sonae Sierra Brasil SA	3,924,670	0.1

		Canada: 1.2%
442,600		Boardwalk Real Estate Investment Trust	28,938,470	0.5
308,400		Calloway Real Estate Investment Trust	9,247,867	0.2
978,200		RioCan Real Estate Investment Trust	28,653,216	0.5
			66,839,553	1.2

		China: 0.4%
7,116,500		China Overseas Land & Investment Ltd.	21,728,537	0.4

		France: 4.1%
196,862		Fonciere Des Regions	15,707,172	0.3
168,580		ICADE	15,583,756	0.3
1,064,556		Klepierre	45,174,670	0.8
216,250		Mercialys	4,824,671	0.1
116,020	@	Societe Immobiliere de Location pour l’Industrie et le Commerce	13,622,043	0.3
479,934		Unibail-Rodamco SE	125,461,788	2.3
			220,374,100	4.1

		Germany: 0.7%
272,857	L	GSW Immobilien AG	10,956,185	0.2
482,400	@	LEG Immobilien AG	26,555,411	0.5
			37,511,596	0.7

		Hong Kong: 10.1%
7,601,109		Cheung Kong Holdings Ltd.	114,713,757	2.1
1,270,600		Hang Lung Group Ltd.	7,500,740	0.1
2,619,945		Hang Lung Properties Ltd.	10,201,249	0.2
8,608,094		Hongkong Land Holdings Ltd.	62,677,228	1.2
6,506,000		Kerry Properties Ltd.	29,520,237	0.5
14,611,900		Link Real Estate Investment Trust	82,831,887	1.5
28,584,986		Sino Land Co.	47,106,063	0.9
6,045,000		Sun Hung Kai Properties Ltd.	87,411,233	1.6
11,670,800		Swire Properties Ltd.	41,726,993	0.8
7,275,346		Wharf Holdings Ltd.	64,984,126	1.2
			548,673,513	10.1

		Japan: 17.9%
4,180		Advance Residence Investment Corp.	10,017,005	0.2
449,100		Daito Trust Construction Co., Ltd.	43,545,210	0.8
1,797,900		Daiwa House Industry Co., Ltd.	40,636,287	0.7
6,534		Japan Real Estate Investment Corp.	87,773,901	1.6
26,540		Japan Retail Fund Investment Corp.	62,912,505	1.2
3,709		Kenedix Realty Investment Corp.	17,399,605	0.3
8,481,423		Mitsubishi Estate Co., Ltd.	276,249,510	5.1
5,904,088		Mitsui Fudosan Co., Ltd.	200,933,987	3.7
1,958		Nippon Accommodations Fund, Inc.	15,219,522	0.3
3,039		Nippon Building Fund, Inc.	43,786,933	0.8
2,242,300		Sumitomo Realty & Development Co., Ltd.	105,974,133	2.0
3,823,200		Tokyo Tatemono Co., Ltd.	35,433,570	0.7
17,265		United Urban Investment Corp.	28,444,153	0.5
			968,326,321	17.9

		Netherlands: 0.3%
356,568		Eurocommercial Properties NV	14,552,095	0.3

		Singapore: 5.6%
6,996,000		Ascendas Real Estate Investment Trust	15,664,355	0.3
40,824,600	L	CapitaCommercial Trust	56,843,507	1.0
23,305,158		CapitaLand Ltd.	71,072,577	1.3
22,113,991		CapitaMall Trust	41,697,181	0.8
2,743,800		Frasers Centrepoint Trust	5,016,694	0.1
34,112,600		Global Logistic Properties Ltd.	76,776,531	1.4
2,952,000		Keppel Land Ltd.	9,752,891	0.2
31,334,000	@	Mapletree Greater China Commercial Trust	28,365,194	0.5
			305,188,930	5.6

		Sweden: 0.6%
1,667,062		Castellum AB	24,961,819	0.4
712,919		Hufvudstaden AB	9,331,796	0.2
			34,293,615	0.6

		Switzerland: 0.4%
229,152		PSP Swiss Property AG	21,503,024	0.4

See Accompanying Notes to Financial Statements

1

ING GLOBAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		United Kingdom: 4.2%
1,789,887		British Land Co. PLC	$16,557,357	0.3
987,670	@	Derwent Valley Holdings PLC	35,437,851	0.7
4,893,692		Great Portland Estates PLC	40,482,806	0.7
5,105,543		Hammerson PLC	41,255,099	0.8
5,175,943		Land Securities Group PLC	70,313,622	1.3
5,131,330		Safestore Holdings Ltd.	10,919,928	0.2
2,693,610		Segro PLC	11,153,839	0.2
			226,120,502	4.2

		United States: 44.1%
194,500		American Tower Corp.	16,336,055	0.3
482,708		AvalonBay Communities, Inc.	64,219,472	1.2
1,213,712		BioMed Realty Trust, Inc.	27,320,657	0.5
960,200		Boston Properties, Inc.	105,074,686	1.9
698,231		Brandywine Realty Trust	10,424,589	0.2
964,100		BRE Properties, Inc.	48,667,768	0.9
728,800		Campus Crest Communities, Inc.	9,955,408	0.2
411,500		CBL & Associates Properties, Inc.	9,933,610	0.2
668,402		CommonWealth REIT	14,925,417	0.3
2,907,800		DDR Corp.	53,329,052	1.0
1,604,600		Douglas Emmett, Inc.	41,992,382	0.8
2,805,400		Duke Realty Corp.	49,487,256	0.9
1,405,700		Equity Residential	81,614,942	1.5
134,100		Essex Property Trust, Inc.	21,060,405	0.4
178,400		Federal Realty Investment Trust	20,874,584	0.4
4,624,011		General Growth Properties, Inc.	105,057,530	1.9
1,778,329		HCP, Inc.	94,784,936	1.8
1,253,900		Health Care Real Estate Investment Trust, Inc.	94,004,883	1.7
614,188		Healthcare Trust of America, Inc.	7,665,066	0.1
794,900		Highwoods Properties, Inc.	32,614,747	0.6
7,809,335		Host Hotels & Resorts, Inc.	142,676,551	2.6
1,155,600		Kilroy Realty Corp.	65,395,404	1.2
3,287,900		Kimco Realty Corp.	78,186,262	1.5
1,654,400		Lexington Realty Trust	21,192,864	0.4
1,640,375		Liberty Property Trust	70,519,721	1.3
1,382,141		Macerich Co.	96,818,977	1.8
590,900		Pebblebrook Hotel Trust	16,048,844	0.3
958,000		Post Properties, Inc.	47,353,940	0.9
2,864,102		ProLogis, Inc.	120,149,079	2.2
501,824		Public Storage, Inc.	82,800,960	1.5
624,100		Ramco-Gershenson Properties	10,903,027	0.2
1,128,700		Senior Housing Properties Trust	32,088,941	0.6
1,275,320		Simon Property Group, Inc.	227,096,232	4.2
1,088,030		SL Green Realty Corp.	98,684,321	1.8
429,200		Starwood Hotels & Resorts Worldwide, Inc.	27,691,984	0.5
1,594,900	@	Sunstone Hotel Investors, Inc.	19,792,709	0.4
422,220		Tanger Factory Outlet Centers, Inc.	15,672,806	0.3
578,700		Taubman Centers, Inc.	49,484,637	0.9
3,040,055		UDR, Inc.	74,724,552	1.4
1,109,404		Ventas, Inc.	88,341,841	1.6
801,702		Vornado Realty Trust	70,197,027	1.3
761,500		Weyerhaeuser Co.	23,233,365	0.4
			2,388,397,489	44.1

		Total Common Stock
		(Cost $3,631,771,276)	5,330,571,949	98.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc(1): 0.3%
4,144,443	BNP Paribas Bank, Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $4,144,459, collateralized by various U.S. Government Securities, 0.250%-0.875%, Market Value plus accrued interest $4,227,332, due 05/31/14-03/31/18)	4,144,443	0.0
4,144,443	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $4,144,463, collateralized by various U.S. Government Agency Obligations, 0.841%-6.500%, Market Value plus accrued interest $4,229,151, due 11/01/18-03/15/53)	4,144,443	0.1
4,144,443	Deutsche Bank AG, Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $4,144,462, collateralized by various U.S. Government Agency Obligations, 2.130%-7.500%, Market Value plus accrued interest $4,227,332, due 12/01/16-04/01/48)	4,144,443	0.1

See Accompanying Notes to Financial Statements

2

ING GLOBAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
872,475	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $872,478, collateralized by various U.S. Government Securities, 0.250%-2.750%, Market Value plus accrued interest $889,925, due 10/15/15-08/15/42)	$872,475	0.0
4,144,443	Mizuho Securities USA Inc., Repurchase Agreement dated 04/30/13, 0.20%, due 05/01/13 (Repurchase Amount $4,144,466, collateralized by various U.S. Government Agency Obligations, 2.084%-7.000%, Market Value plus accrued interest $4,227,332, due 01/01/22-04/15/52)	4,144,443	0.1
		17,450,247	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
131,021,077	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $131,021,077)	131,021,077	2.4

	Total Short-Term Investments
	(Cost $148,471,324)	148,471,324	2.7

	Total Investments in Securities (Cost $3,780,242,600)	$5,479,043,273	101.1
	Liabilities in Excess of Other Assets	(59,294,977)	(1.1)
	Net Assets	$5,419,748,296	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $4,096,297,169.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,528,761,800
Gross Unrealized Depreciation	(146,015,696)
Net Unrealized Appreciation	$1,382,746,104

REIT Diversification	Percentage of Net Assets
Retail REITs	25.6%
Diversified Real Estate Activities	17.9
Office REITs	12.8
Specialized REITs	10.9
Diversified REITs	10.1
Residential REITs	7.5
Real Estate Operating Companies	5.4
Industrial REITs	3.7
Real Estate Development	3.6
Hotels, Resorts & Cruise Lines	0.9
Assets in Excess of Other Liabilities*	1.6
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

3

ING INTERNATIONAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Australia: 15.6%
614,125		Challenger Diversified Property Group	$1,725,356	0.3
608,300		Charter Hall Group	2,684,508	0.4
1,883,700		Commonwealth Property Office Fund	2,263,609	0.4
2,802,548		Cromwell Property Group	3,050,669	0.5
6,827,642		Dexus Property Group	8,167,540	1.3
3,269,200		Federation Centres Ltd	8,811,860	1.5
2,347,844		Goodman Group	12,700,032	2.1
401,886		GPT Group	1,709,842	0.3
632,920		Lend Lease Corp., Ltd.	7,074,140	1.2
4,647,041		Mirvac Group	8,533,535	1.4
1,903,584		Stockland	7,649,945	1.3
1,357,301		Westfield Group	16,418,101	2.7
3,854,890		Westfield Retail Trust	13,181,010	2.2
			93,970,147	15.6

		Austria: 0.9%
365,000		Atrium European Real Estate Ltd.	2,178,473	0.3
854,118		Immofinanz Immobilien Anlagen AG	3,492,403	0.6
			5,670,876	0.9

		Brazil: 0.3%
112,500	@	BR Malls Participacoes S.A.	1,327,003	0.2
32,500		Sonae Sierra Brasil SA	448,494	0.1
			1,775,497	0.3

		Canada: 3.1%
109,100		Boardwalk Real Estate Investment Trust	7,133,274	1.2
109,100		Dundee Real Estate Investment Trust	4,007,932	0.7
258,200		RioCan Real Estate Investment Trust	7,563,137	1.2
			18,704,343	3.1

		China: 0.4%
786,900		China Overseas Land & Investment Ltd.	2,402,612	0.4

		Finland: 0.3%
358,000	@	Sponda OYJ	1,910,640	0.3

		France: 6.5%
24,899		Fonciere Des Regions	1,986,635	0.3
37,798		Gecina S.A.	4,554,708	0.8
40,267		ICADE	3,722,334	0.6
129,208		Klepierre	5,482,970	0.9
138,300		Mercialys	3,085,558	0.5
14,038	@	Societe Immobiliere de Location pour l’Industrie et le Commerce	1,648,218	0.3
71,142		Unibail-Rodamco SE	18,597,562	3.1
			39,077,985	6.5

		Germany: 1.2%
63,800		Deutsche Euroshop AG	2,735,764	0.4
32,114		Deutsche Wohnen AG	566,351	0.1
15,185		GSW Immobilien AG	609,732	0.1
49,800	@	LEG Immobilien AG	2,741,417	0.5
160,650		Prime Office REIT-AG	674,902	0.1
			7,328,166	1.2

		Hong Kong: 16.3%
997,965		Cheung Kong Holdings Ltd.	15,061,002	2.5
918,795		Hang Lung Properties Ltd.	3,577,501	0.6
442,400		Henderson Land Development Co., Ltd.	3,210,301	0.5
1,635,794		Hongkong Land Holdings Ltd.	11,910,538	2.0
308,600		Kerry Properties Ltd.	1,400,237	0.2
2,451,300		Link Real Estate Investment Trust	13,895,921	2.3
763,300		New World Development Ltd.	1,334,319	0.2
3,004,698		Sino Land Co.	4,951,533	0.8
1,989,000		Sun Hung Kai Properties Ltd.	28,761,116	4.8
1,854,100		Swire Properties Ltd.	6,629,024	1.1
852,285		Wharf Holdings Ltd.	7,612,696	1.3
			98,344,188	16.3

		Italy: 0.1%
849,920		Beni Stabili S.p.A.	599,505	0.1

		Japan: 31.2%
613		Activia Properties, Inc.	5,260,082	0.9
157,600		Aeon Mall Co., Ltd.	5,074,057	0.8
70,200		Daito Trust Construction Co., Ltd.	6,806,666	1.1
373,000		Daiwa House Industry Co., Ltd.	8,430,577	1.4
386		Industrial & Infrastructure Fund Investment Corp.	4,102,162	0.7
9,337		Japan Hotel REIT Investment Corp.	3,944,481	0.7
318		Japan Real Estate Investment Corp.	4,271,825	0.7
4,023		Japan Retail Fund Investment Corp.	9,536,436	1.6
914		Kenedix Realty Investment Corp.	4,287,743	0.7
1,289,400		Mitsubishi Estate Co., Ltd.	41,997,212	7.0
966,177		Mitsui Fudosan Co., Ltd.	32,881,928	5.5
685		Mori Hills REIT Investment Corp.	4,770,824	0.8
505		Nippon Accommodations Fund, Inc.	3,925,362	0.6
482		Nippon Building Fund, Inc.	6,944,818	1.2
292	@	Nippon Prologis REIT, Inc.	2,698,795	0.5
4,812		NTT Urban Development Corp.	7,134,555	1.2
504,100		Sumitomo Realty & Development Co., Ltd.	23,824,448	3.9
609,000		Tokyo Tatemono Co., Ltd.	5,644,236	0.9

See Accompanying Notes to Financial Statements

4

ING INTERNATIONAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
3,823		United Urban Investment Corp.	$6,298,407	1.0
			187,834,614	31.2

		Netherlands: 1.0%
73,912		Corio NV	3,423,128	0.6
38,910		Eurocommercial Properties NV	1,587,978	0.2
25,900		Vastned Retail NV	1,157,024	0.2
			6,168,130	1.0

		Philippines: 0.4%
25,000,000		Megaworld Corp.	2,524,273	0.4

		Singapore: 10.3%
507,000		Ascendas Real Estate Investment Trust	1,135,196	0.2
6,331,900		CapitaCommercial Trust	8,816,434	1.5
4,164,637		CapitaLand Ltd.	12,700,686	2.1
2,039,900		CapitaMalls Asia Ltd.	3,487,843	0.6
125,400		City Developments Ltd.	1,149,671	0.2
5,633,600		Global Logistic Properties Ltd.	12,679,428	2.1
6,289,800		Mapletree Commercial Trust	7,480,812	1.2
6,596,000	@	Mapletree Greater China Commercial Trust	5,971,048	1.0
2,339,400		Mapletree Industrial Trust	2,982,755	0.5
3,577,000		Suntec Real Estate Investment Trust	5,655,796	0.9
			62,059,669	10.3

		Sweden: 1.5%
293,196		Castellum AB	4,390,182	0.7
109,862		Fabege AB	1,189,804	0.2
273,073		Hufvudstaden AB	3,574,405	0.6
			9,154,391	1.5

		Switzerland: 1.4%
61,983		PSP Swiss Property AG	5,816,323	1.0
28,576		Swiss Prime Site AG	2,343,169	0.4
			8,159,492	1.4

		United Kingdom: 7.0%
782,330		British Land Co. PLC	7,236,947	1.2
265,564		Capital & Counties Properties PLC	1,271,522	0.2
125,393	@	Derwent Valley Holdings PLC	4,499,133	0.8
445,318		Great Portland Estates PLC	3,683,869	0.6
609,984		Hammerson PLC	4,928,947	0.8
930,382		Land Securities Group PLC	12,638,958	2.1
415,000	@	Quintain Estates & Development Plc	417,404	0.0
817,569		Safestore Holdings Ltd.	1,739,860	0.3
545,679		Segro PLC	2,259,576	0.4
58,500		Shaftesbury PLC	552,442	0.1
594,525		Unite Group Plc	3,217,351	0.5
			42,446,009	7.0

		Total Common Stock
		(Cost $392,782,341)	588,130,537	97.5
		Assets in Excess of Other Liabilities	14,838,137	2.5
		Net Assets	$602,968,674	100.0

@	Non-income producing security

Cost for federal income tax purposes is $457,107,874.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$161,578,113
Gross Unrealized Depreciation	(30,555,450)
Net Unrealized Appreciation	$131,022,663

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	30.7%
Retail REITs	19.7
Real Estate Operating Companies	15.2
Diversified REITs	13.4
Office REITs	7.1
Real Estate Development	4.3
Industrial REITs	3.9
Residential REITs	1.8
1.4
Assets in Excess of Other Liabilities	2.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements

5

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 2, 2013

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	July 2, 2013